UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BRONCO DRILLING COMPANY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: Common Stock, par value $0.01 per share

(2)

Aggregate number of securities to which transaction applies:

(i) 28,800,059 shares of common stock outstanding, and (ii) if issued, all 5,440,770 shares of common stock issuable upon conversion of the warrant of the subject company that is currently outstanding.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Solely for purposes of calculating the registration fee, the maximum aggregate value of the transaction was calculated as the sum of (A) 28,800,059 shares of common stock multiplied by $11.00, plus (B) if issued, all 5,440,770 shares of common stock that would have been issuable upon conversion of the warrant that is currently outstanding multiplied by $11.00.

(4) Proposed maximum aggregate value of transaction: $376,649,119 (estimated for purposes of calculating the filing fee only).

(5) Total fee paid:

$43,728.96

☐	Fee paid previously with preliminary materials.

☒	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: $43,728.96

(2) Form, Schedule or Registration Statement No.: Schedule TO

(3) Filing Party: Nomac Acquisition, Inc.; Chesapeake Energy Corporation

(4) Date Filed: April 26, 2011 (Amendment No. 1 filed May 3, 2011; Amendment No. 2 filed May 5, 2011; Amendment No. 3 filed May 18, 2011)

PRELIMINARY PROXY MATERIAL SUBJECT TO COMPLETION

BRONCO DRILLING COMPANY, INC.

16217 North May Avenue

Edmond, Oklahoma 73013

(405) 242-4444

[—], 2011

Dear Fellow Stockholder:

You are cordially invited to attend a special meeting of the stockholders of Bronco Drilling Company, Inc. (“Bronco”), to be held on [—], [—], 2011, at [—] a.m. (Central Time), at our headquarters, located at 16217 North May Avenue Edmond, Oklahoma 73013.

On April 14, 2011, Bronco entered into an Agreement and Plan of Merger (as it may be amended or supplemented from time to time, the “merger agreement”) with Chesapeake Energy Corporation (“Chesapeake”) and its indirect wholly owned subsidiary, Nomac Acquisition, Inc (“Merger Sub”), pursuant to which (1) on April 26, 2011, Merger Sub commenced a cash tender offer (the “offer”) for all of the outstanding shares of common stock, par value $0.01 per share, of the Company, at a price of $11.00 per share, net to the seller in cash, without interest and less applicable withholding taxes (the “offer price”) and (2) following completion of the offer, subject to the terms and conditions of the merger agreement, Merger Sub will be merged with and into Bronco (the “merger”), with Bronco surviving as an indirect wholly owned subsidiary of Chesapeake. Chesapeake is the second-largest producer of natural gas and a top 15 producer of oil and natural gas liquids in the U.S. At the special meeting, you will be asked to consider and vote upon a proposal to adopt the merger agreement and a proposal to approve, on an advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger. If the conditions to the offer are satisfied or (to the extent permitted by law and the merger agreement) waived, and Merger Sub accepts for payment Company shares tendered pursuant to the offer, Merger Sub will have sufficient voting power to adopt the merger agreement at the special meeting without the affirmative vote of any other stockholder of Bronco.

If the merger contemplated in the merger agreement is completed, you will be entitled to receive the offer price in cash, without interest and less any applicable withholding tax, for each share of our common stock you own immediately prior to the effective time of the merger (unless you have properly exercised your appraisal rights with respect to such shares).

After careful consideration, Bronco’s board of directors has unanimously declared that the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of Bronco and its stockholders, and approved and declared advisable the merger agreement, the merger and the other transactions contemplated in the merger agreement. Bronco’s board of directors unanimously recommends that you vote “FOR” approval of the proposal to adopt the merger agreement.

Bronco’s board of directors is also requesting stockholder approval, on a non-binding advisory basis, of the compensation that may be payable to the Bronco named executive officers in connection with the merger. Bronco’s board of directors unanimously recommends that you vote “FOR” the proposal to approve, on an advisory basis, the compensation that may be payable to the Bronco named executive officers in connection with the merger.

Approval of the proposal to adopt the merger agreement requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote thereon, which will be guaranteed upon completion of the offer because Chesapeake and Merger Sub will own a majority of the outstanding Company shares entitled to vote at such time. The failure of any stockholder to vote on the proposal to adopt the merger agreement will have the same effect as a vote “AGAINST” the adoption of the merger agreement.

Approval of the proposal to approve, on an advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger requires the approval of a majority of the votes cast. The failure of any stockholder to vote on such proposal will have no effect on the outcome on such proposal.

If your shares of our common stock are held in “street name” by your bank, brokerage firm or other nominee, your bank, brokerage firm or other nominee will be unable to vote your shares of our common stock without instructions from you, which we generally refer to as a “broker non-vote.” You should instruct your bank, brokerage firm or other nominee to vote your shares of our common stock in accordance with the procedures provided by your bank, brokerage firm or other nominee. The failure to instruct your bank, brokerage firm or other nominee to vote your shares of our common stock “FOR” approval of the proposal to adopt the merger agreement will have the same effect as voting “AGAINST” the proposal to adopt the merger agreement. A broker non-vote will have no effect on the outcome of the advisory vote on compensation payable to the Company’s named executive officers in connection with the merger.

Properly executed proxy cards with no instructions indicated on the proxy card will be voted “FOR” the adoption of the merger agreement and “FOR” the approval, on an advisory basis, of the compensation payable to the Company’s named executive officers in connection with the merger.

The accompanying proxy statement provides you with detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Appendix A to the proxy statement. We encourage you to read the entire proxy statement and the merger agreement carefully. You may also obtain more information about Bronco from documents we have filed with the U.S. Securities and Exchange Commission.

Whether or not you plan to attend the special meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy in the accompanying reply envelope. If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

Sincerely,

D. Frank Harrison
Chairman and Chief Executive Officer

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING THE PROPOSED MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The proxy statement is dated [—], 2011 and is first being mailed to stockholders on or about [—], 2011.

PRELIMINARY PROXY MATERIAL SUBJECT TO COMPLETION

BRONCO DRILLING COMPANY, INC.

16217 North May Avenue

Edmond, Oklahoma 73013

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD [—], 2011

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Bronco Drilling Company, Inc. (“Bronco” or the “Company”) will be held on [—], [—], 2011, at [—] a.m. (Central Time), at the Company’s headquarters, located at 16217 North May Avenue, Edmond, Oklahoma 73013, for the following purposes:

1.	To consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended or supplemented from time to time, the “merger agreement”), dated as of April 14, 2011, as it may be amended from time to time, by and among Bronco, Chesapeake Energy Corporation, an Oklahoma corporation (“Chesapeake”), and Nomac Acquisition, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Chesapeake (“Merger Sub”), pursuant to which Merger Sub will merge with and into Bronco (the “merger”), with Bronco surviving as an indirect wholly owned subsidiary of Chesapeake; and

2.	To consider and vote on a proposal to approve, on an advisory basis, the compensation that may be payable to the Bronco named executive officers in connection with the merger.

Only stockholders of record on the record date of [—], 2011 are entitled to notice of, and to vote at, the special meeting or at any adjournment or postponement thereof. All stockholders of record are cordially invited to attend the special meeting in person.

The adoption of the merger agreement requires the affirmative vote of a majority of the outstanding shares of our common stock. Even if you plan to attend the special meeting in person, we request that you complete, sign, date and return the enclosed proxy prior to the special meeting to ensure that your shares will be represented at the special meeting if you are unable to attend. If you are a stockholder of record, voting in person at the meeting will revoke any proxy previously submitted. If you fail to return your proxy or fail to vote in person or abstain from voting at the special meeting, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and, if a quorum is present, will have the same effect as a vote “AGAINST” the adoption of the merger agreement.

Approval of the proposal to approve, on an advisory basis, the compensation that may be payable to the Bronco named executive officers in connection with the merger requires the approval of a majority of the votes cast. The failure of any stockholder to vote on such proposal to will have no effect on the outcome on such proposal.

If your shares of our common stock are held in “street name” by your bank, brokerage firm or other nominee, your bank, brokerage firm or other nominee will be unable to vote your shares of our common stock without instructions from you, which we generally refer to as a “broker non-vote.” You should instruct your bank, brokerage firm or other nominee to vote your shares of our common stock in accordance with the procedures provided by your bank, brokerage firm or other nominee. The failure to instruct your bank, brokerage firm or other nominee to vote your shares of our common stock “FOR” approval of the proposal to adopt the merger agreement will have the same effect as voting “AGAINST” the proposal to adopt the merger agreement. A broker non-vote will have no effect on the outcome of the advisory vote on compensation payable to the Bronco named executive officers in connection with the merger.

Properly executed proxy cards with no instructions indicated on the proxy card will be voted “FOR” the adoption of the merger agreement and “FOR” the approval, on an advisory basis, of the compensation payable to the Bronco named executive officers in connection with the merger.

Stockholders of Bronco who do not vote in favor of the adoption of the merger agreement will have the right to seek appraisal of the fair value of their shares if the merger is completed, but only if they properly exercise their appraisal rights prior to the vote on the merger agreement and comply with all procedural requirements of the Delaware General Corporation Law, which are summarized in the accompanying proxy statement under the caption “The Merger—Appraisal Rights” beginning on page [—] of the accompanying proxy statement.

The merger agreement and the merger are described in the accompanying proxy statement, and a copy of the merger agreement is included as Appendix A to the proxy statement.

After careful consideration, Bronco’s board of directors has unanimously declared that the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of Bronco and its stockholders, and approved and declared advisable the merger agreement, the merger and the other transactions contemplated in the merger agreement. Bronco’s board of directors unanimously recommends that you vote “FOR” the proposal to adopt the merger agreement and “FOR” the proposal to approve, on an advisory basis, the compensation that may be payable to the Bronco named executive officers in connection with the merger.

By order of the Board of Directors,

D. Frank Harrison
Chairman and Chief Executive Officer

[—], [—], 2011

Effect of Termination; Termination Fee		60
Third-Party Consents and Regulatory Approvals		61
Employee Matters		61
Indemnification and Insurance		62
Conditions to the Merger		62
Fees and Expenses		62
No Third-Party Beneficiaries		63
Amendment; Waiver		63
Additional Agreements		63
Confidentiality Agreement		63
Tender Support Agreements		63
MARKET PRICE AND DIVIDEND INFORMATION		64
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		65
DELISTING AND DEREGISTRATION OF COMPANY COMMON STOCK		67
APPROVAL OF EXECUTIVE COMPENSATION RELATED TO THE MERGER		67
OTHER MATTERS FOR ACTION AT THE SPECIAL MEETING		68
STOCKHOLDER PROPOSALS		68
HOUSEHOLDING		68
WHERE YOU CAN FIND MORE INFORMATION		68

Appendices

Appendix A	Agreement and Plan of Merger, dated as of April 14, 2011, by and among Chesapeake Energy Corporation, Nomac Acquisition, Inc. and Bronco Drilling Company, Inc.; Amendment No. 1, dated as of May 17, 2011, to the Agreement and Plan of Merger, dated as of April 14, 2011, by and among Chesapeake Energy Corporation, Nomac Acquisition, Inc. and Bronco Drilling Company, Inc.	A-1

Appendix B	Opinion of Johnson Rice & Company L.L.C., dated April 14, 2011	B-1

Appendix C	Dissenters’ Rights of Appraisal — Section 262 of the Delaware General Corporation Law	C-1

SUMMARY TERM SHEET

This summary presents selected information in this proxy statement and may not contain all of the information that is important to you. Accordingly, we encourage you to carefully read this entire proxy statement, its annexes and the documents referred to in this proxy statement. For instructions on obtaining more information, see “Where You Can Find More Information” on page [—]. We have included page references to direct you to a more complete description of the topics presented in this summary.

Parties Involved in the Merger (see page [—])

Bronco Drilling Company, Inc., or Bronco, the Company, we or us, is a Delaware corporation that provides contract land drilling services to oil and gas exploration and production companies throughout the United States. The Company commenced operations in 2001 with the purchase of one stacked 650-horsepower drilling rig that it refurbished and deployed. The Company subsequently made selective acquisitions of both operational and inventoried drilling rigs, as well as ancillary equipment. The Company’s management team has significant experience not only with acquiring rigs, but also with building, refurbishing and deploying inventoried rigs. The Company has successfully refurbished and brought into operation 25 inventoried drilling rigs during the period from November 2003 through December 2010. In addition, the Company has a 41,000 square foot machine shop in Oklahoma City, which allows the Company to build, refurbish and repair its rigs and equipment in-house. This facility, which complements the Company’s two drilling rig refurbishment yards, significantly reduces the Company’s reliance on outside machine shops and the attendant risk of third-party delays in the Company’s rig building and refurbishment programs.

The Company’s principal executive offices are located at 16217 North May Avenue, Edmond, Oklahoma 73013, and its telephone number is (405) 242-4444.

Chesapeake Energy Corporation, or Chesapeake, is an Oklahoma corporation. Chesapeake is the second-largest producer of natural gas and a top 15 producer of oil and natural gas liquids in the U.S. Chesapeake owns interests in approximately 45,100 producing natural gas and oil wells that are currently producing approximately 3.0 billion cubic feet of natural gas equivalent per day, 84% of which is natural gas. Chesapeake’s strategy is focused on discovering and developing unconventional natural gas and oil fields onshore in the U.S., primarily in primarily in the Barnett Shale in the Fort Worth Basin of north-central Texas, the Haynesville and Bossier Shales in northwestern Louisiana and East Texas and the Marcellus Shale in the northern Appalachian Basin of West Virginia and Pennsylvania. We also have substantial operations in the liquids-rich plays of the Eagle Ford Shale in South Texas, the Granite Wash, Cleveland, Tonkawa and Mississippian plays in the Anadarko Basin in western Oklahoma and the Texas Panhandle, the Niobrara Shale, Frontier and Codell plays in the Powder River and DJ Basins of Wyoming and Colorado and the Avalon, Bone Spring, Wolfcamp and Wolfberry plays in the Permian and Delaware Basins of West Texas and southern New Mexico, as well as various other plays, both conventional and unconventional, in the Mid-Continent, Williston Basin, Appalachian Basin, South Texas, Texas Gulf Coast and Ark-La-Tex regions of the U.S. Chesapeake also has vertically integrated its operations and owns substantial midstream, compression, drilling and oilfield service assets.

Chesapeake’s principal executive offices are located at 6100 North Western Avenue, Oklahoma City, Oklahoma 73118 and its telephone number is (405) 848-8000.

Nomac Acquisition, Inc., or Merger Sub, a Delaware corporation, is an indirect wholly owned subsidiary of Chesapeake and was formed solely for the purpose of facilitating the acquisition of the Company. Merger Sub is a direct wholly owned subsidiary of Nomac Drilling, L.L.C., an Oklahoma limited liability company, which is a direct wholly owned subsidiary of Chesapeake Operating Inc., an Oklahoma corporation. Chesapeake Operating, Inc. is a direct wholly owned subsidiary of Chesapeake. Pursuant to the Agreement and Plan of Merger, dated as of April 14, 2011, by and among the Company, Chesapeake and Merger Sub (as it may be amended or supplemented from time to time, the “merger agreement”), after the satisfaction or the waiver of specified conditions described in this proxy statement, Merger Sub will merge with and into the Company (the “merger”), with the Company continuing as the surviving corporation and becoming an indirect wholly owned subsidiary of Chesapeake. The merger agreement is attached hereto as Appendix A. To date, Merger Sub has not carried on any activities other than those related to its formation, completing the transactions contemplated by the merger agreement, including the merger and the offer (as defined below).

The business address for Merger Sub is 6100 North Western Avenue, Oklahoma City, Oklahoma 73118 and its telephone number is (405) 848-8000.

Tender Offer (see page [—])

On April 26, 2011, Merger Sub commenced a cash tender offer (the “offer”) for all of the outstanding shares of common stock, par value $0.01 per share, of the Company (the “Company shares”), at a price of $11.00 per share, net to the seller in cash, without interest and less applicable withholding taxes (the “offer price”). The offer was commenced pursuant to the merger agreement.

We refer in this proxy statement to the offer and to terms of the merger agreement applicable to the offer, however, the offer is being made separately to the holders of Company shares and is not applicable to the special meeting.

The Merger (see page [—])

Under the terms of the merger agreement, the parties agreed to complete the merger, subject to the completion of the offer and the satisfaction or (to the extent permitted by law) the waiver of specified conditions described in this proxy statement. If Merger Sub, Chesapeake or any of its subsidiaries acquire, in the aggregate, at least 90% of the total outstanding Company shares entitled to vote on adoption of the merger agreement (the “Short-Form Threshold”), Chesapeake and Merger Sub will be able to effect the merger as a short-form merger under the DGCL, without a meeting of the Company’s stockholders and without a vote or any further action by the Company’s stockholders. If the Short-Form Threshold is not met, then under the DGCL, the affirmative vote of the holders of at least a majority of the outstanding Company shares entitled to vote will be required to adopt the merger agreement and effect the merger. We are soliciting proxies for the special meeting to obtain stockholder approval of the adoption of the merger agreement to be able to consummate the merger regardless of whether the Short-Form Threshold is met. If the conditions to the offer are satisfied or (to the extent permitted by law and the merger agreement) waived, and Merger Sub accepts for payment Company shares tendered pursuant to the offer, Merger Sub will have sufficient voting power to adopt the merger agreement at the special meeting without the affirmative vote of any other stockholder of The Company.

Following the merger, the Company will continue to do business as an indirect wholly owned subsidiary of Chesapeake, but the Company will cease to be a publicly traded company. If the merger is completed, you will not own any shares of the capital stock of the surviving corporation.

Merger Consideration (see page [—])

Under the terms of the merger agreement, at the effective time of the merger (the “merger effective time”), each Company share outstanding immediately prior to the merger effective time will be converted automatically in the merger into the right to receive a cash amount equal to the offer price, without interest (the “merger consideration”). Notwithstanding the foregoing, the merger consideration will not be payable in respect of (i) Company shares directly owned by Chesapeake, Merger Sub or any other wholly owned subsidiary of Chesapeake, (ii) Company shares directly owned by the Company or any wholly owned subsidiaries of the Company and (iii) Company shares held by stockholders who validly exercise their appraisal rights under the DGCL (which shall instead represent the right to receive such consideration as shall be determined pursuant to Section 262 of the DGCL). Each Company share directly held by Chesapeake, Merger Sub or the Company immediately prior to the merger effective time will be automatically cancelled and retired in the merger, and no payment will be made with respect to such Company share. Each Company share held by any wholly owned subsidiary of the Company or Chesapeake (other than Merger Sub) immediately prior to the merger effective time will remain outstanding, except that the number of those Company shares will be adjusted in the merger so that each such subsidiary owns the same percentage of the Company’s outstanding capital stock immediately following the merger effective time as it owned in the Company immediately prior to the merger effective time.

The Special Meeting (see page [—])

•

Date, Time and Place. The special meeting of our stockholders will be held on [—], [—], 2011, at [—] a.m. (Central Time), at our headquarters, located at 16217 North May Avenue, Edmond, Oklahoma 73013.

•

Matters to be Considered. At the special meeting, you will be asked to consider and vote on a proposal to adopt the merger agreement and a proposal to approve, on an advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger.

•

Record Date and Quorum. You are entitled to vote at the special meeting if you owned Company shares at the close of business on [—], 2011, which we have set as the record date for the special meeting. The presence, in person or by proxy, of holders of record of a majority of the outstanding shares of our common stock entitled to vote on the matters to be presented at the special meeting will constitute a quorum. You will have one vote for each Company share that you owned on the record date. As of the record date, there were [—] Company shares outstanding and entitled to vote at the special meeting.

•

Required Votes. Adoption of the merger agreement requires the affirmative vote of a majority of the outstanding Company shares entitled to vote thereon. Approval of the proposal to approve, on an advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger requires the affirmative vote of a majority of the votes cast by the holders of Company shares present in person or represented by proxy and entitled to vote thereon at the special meeting. If the conditions to the offer are satisfied or (to the extent permitted by law and the merger agreement) waived, and Merger Sub accepts for payment Company shares tendered pursuant to the offer, Merger Sub will have sufficient voting power to adopt the merger agreement at the special meeting without the affirmative vote of any other stockholder of the Company.

As of the record date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, [—] Company shares, which represents approximately [—]% of the outstanding Company shares on the record date. We believe that the directors and executive officers currently intend to vote all of the Company shares over which they have voting power in favor of the proposal to adopt the merger agreement and in favor of the proposal to approve, on an advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger.

In addition, we are aware that Chesapeake and Merger Sub have entered into tender support agreements, dated as of April 14, 2011 (the “tender support agreements”), with each of the Company’s two largest stockholders: (1) Inmobiliaria Carso, S.A. de C.V. and Carso Infraestructura y Construcción, S.A.B. de C.V. (“Carso”); and (2) Third Avenue Management LLC, on behalf of its investment advisory clients (“Third Avenue”). We refer to these stockholders collectively as the Supporting Stockholders. Pursuant to the tender support agreements, the Supporting Stockholders have agreed, subject to certain specified exceptions, to vote their respective Company shares in favor of the proposal to adopt the merger agreement and to refrain from disposing of their respective Company shares and soliciting alternative acquisition proposals to the merger. In the aggregate, the Company shares subject to the tender support agreements beneficially owned by the Supporting Stockholders represented approximately [—]% of the Company’s outstanding common stock as of the record date.

For a further discussion of the tender support agreements see “The Merger Agreement — Additional Agreements” beginning on page [—].

•	Voting.

If a broker, bank or other nominee holds your Company shares, you will receive instructions from them that you must follow in order to have your Company shares voted. Internet and telephone voting may be available in the instructions from your broker, bank or other nominee. If a bank, broker or other nominee holds your Company shares and you wish to attend the meeting and vote in person, you must obtain a “legal proxy” from the record holder of the shares giving you the right to vote the Company shares.

If you hold your Company shares in your own name as a holder of record, you may instruct the proxy holders how to vote your Company shares by using the toll free telephone number or the Internet proxy site listed on the proxy card, or by signing, dating and mailing the proxy card in the postage paid envelope that we have provided. Of course, you may also choose to attend the meeting and vote your Company shares in person. Specific instructions for using the telephone and Internet proxy systems are on the proxy card. The telephone and Internet proxy systems will be available until 11:59 p.m. (Central Time) on [—], 2011. Whichever of these methods you select to transmit your instructions, the proxy holders will vote your Company shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your Company shares will be voted “FOR” the adoption of the merger agreement and “FOR” the approval, on an advisory basis, of the compensation that may be payable to the Company’s named executive officers in connection with the merger. You may change your vote or revoke your proxy before the vote is taken at the special meeting by (i) advising our Corporate Secretary of the revocation in writing, which must be received by our Corporate Secretary before the time of the special meeting; (ii) submitting by mail, telephone or via the Internet a new proxy card dated after the date of the proxy you wish to revoke, which we must receive before the time of the special meeting; or (iii) attending the special meeting and voting your shares in person. Attendance at the special meeting will not by itself constitute revocation of a proxy.

Reasons for the Merger; Recommendation of our Board of Directors (see page [—])

After careful consideration, including a thorough review of the offer and the merger with our legal and financial advisors, at a meeting held on April 14, 2011, our board of directors unanimously (i) declared that the merger agreement and the transactions contemplated therein are fair to, advisable and in the best interests of the Company and its stockholders, (ii) approved and declared advisable the merger agreement and the transactions contemplated therein in accordance with the requirements of the DGCL and (iii) recommended that you adopt the merger agreement.

In considering the recommendation of our board of directors with respect to the proposal to adopt the merger agreement, you should be aware that our directors and executive officers have interests in the merger that are different from, or in addition to, yours. The board of directors was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending that the merger agreement be adopted by the stockholders of the Company. See the section entitled “The Merger — Interests of Certain Persons in the Merger” beginning on page [—].

The Company’s board of directors unanimously recommends that you vote “FOR” the proposal to adopt the merger agreement and “FOR” the proposal to approve, on an advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger.

Opinion of the Company’s Financial Advisor (See page [—])

Johnson Rice & Company L.L.C. (“Johnson Rice”) was engaged by the Company to provide us with financial advisory services in connection with the potential sale of the Company. At the meeting of the Company’s board of directors on April 14, 2011, Johnson Rice delivered its oral opinion, which was subsequently confirmed in writing, that subject to specified assumptions and limitations, the consideration to be received by the holders of the Company shares in the transaction was fair, from a financial point of view, to such stockholders (other than dissenting stockholders and the Company, Chesapeake and their respective subsidiaries).

The full text of Johnson Rice’s written opinion dated April 14, 2011, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Appendix B and is incorporated herein by reference. You are urged to read Johnson Rice’s written opinion carefully and in its entirety. Johnson Rice’s opinion is limited solely to the fairness of the consideration from a financial point of view as of the date of the opinion and does not address the Company’s underlying business decision to effect the merger and related transactions or the relative merits of the merger and related transactions as compared to any alternative business strategies or transactions that might be available to the Company. Johnson Rice’s opinion does not constitute a recommendation as to how you should vote or act with respect to the merger or any other matter. Johnson Rice’s opinion was approved by a Johnson Rice fairness opinion committee.

Financing of the Merger

Chesapeake will provide Merger Sub with sufficient funds to pay for all shares accepted for payment in the offer and the merger. Chesapeake anticipates that it will need approximately $315 million to purchase all Bronco shares validly tendered in the offer, to pay consideration with respect to the outstanding warrant to acquire Bronco shares pursuant to the merger agreement, to pay the merger consideration in connection with the merger of Merger Sub into Bronco, and to pay related fees and expenses. All or a portion of the approximately $315 million is expected to come from Chesapeake’s cash on hand and/or existing revolving bank credit facility. Completion of the offer is not conditioned upon obtaining or funding of any financing arrangements.

Interests of Our Directors and Officers in the Merger (see page [—])

In considering the recommendation of our board of directors that stockholders vote for the adoption of the merger agreement, our stockholders should be aware that some of our executive officers and directors have financial interests in the merger that are different from, or in addition to, those of our stockholders generally. Our board of directors was aware of these interests and considered them, among other matters, in approving the merger agreement and making its recommendations that stockholders adopt the merger agreement. These interests include the following: the acceleration of vesting of restricted stock held by executive officers and directors, certain severance benefits that may be payable upon termination of employment following a change in control and the right to continued indemnification and insurance coverage by the surviving corporation after the merger.

Material U.S. Federal Income Tax Considerations (see page [—])

In general, your exchange of Company shares for cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences to you of the merger in light of your particular circumstances. You should also read the discussion under the heading “The Merger — Material U.S. Federal Income Tax Considerations” beginning on page [—].

Regulatory Matters (see page [—])

Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), certain acquisition transactions may not be consummated until certain information and documentary material has been furnished for review by the Federal Trade Commission (the “FTC”) and the Antitrust Division of the U.S. Department of Justice (the “Antitrust Division”) and certain waiting period requirements have been satisfied. These requirements apply to Merger Sub’s acquisition of the Company shares in the offer.

Chesapeake and the Company each filed a Premerger Notification and Report Form under the HSR Act with the FTC and the Antitrust Division on April 25 and 26, 2011, respectively, and the FTC and the Antitrust Division granted early termination of the applicable waiting period with respect to the acquisition of the Company shares on May 2, 2011.

The FTC and the Antitrust Division may scrutinize the legality under the antitrust laws of proposed transactions such as Merger Sub’s acquisition of our common stock in the offer and the merger. At any time before or after the purchase of our common stock by Merger Sub, notwithstanding the termination of the waiting period under the HSR Act, the FTC or the Antitrust Division could take any action under the antitrust laws that it either considers necessary or desirable in the public interest, including seeking to enjoin the purchase of our common stock in the offer and the merger, the divestiture of our common stock purchased in the offer or the divestiture of substantial assets of Chesapeake, the Company or any of their respective subsidiaries or affiliates. Private parties as well as State Attorneys General and foreign regulators also may bring legal actions under the antitrust laws under certain circumstances.

Market Price of Company Common Stock (see page [—])

The merger consideration of $11.00 per Company share represents a premium of: 6% over the then most current closing price of our common stock prior to the approval of the merger by the Company’s board of directors; 14% over the closing price of our common stock on March 3, 2011, which was 30 trading days prior to the approval of the merger; 69% over the closing price of our common stock on January 19, 2011, which was 60 trading days prior to the approval of the merger; and 120% over the closing price of our common stock on December 6, 2010, which was 90 trading days prior to the approval of the merger.

Our common stock is listed for trading on NASDAQ under the symbol “BRNC”. The table below shows, for the periods indicated, the high and low intra-day sales prices for our common stock, as reported on NASDAQ.

	Common Stock Price
	High	Low
Year Ended December 31, 2009
First Quarter	$6.68	$3.65
Second Quarter	$6.68	$4.09
Third Quarter	$7.54	$3.34
Fourth Quarter	$8.64	$4.60

Year Ended December 31, 2010
First Quarter	$6.52	$4.55
Second Quarter	$5.23	$3.34
Third Quarter	$4.30	$3.25
Fourth Quarter	$8.15	$3.90

Year Ending December 31, 2011
First Quarter	$11.63	$6.12
April 1, 2011 to May 16, 2011	$11.48	$9.45

On [—], 2011, the most recent practicable date before this proxy statement was mailed to our stockholders, the closing price for Company shares on NASDAQ was $[—] per Company share. You are encouraged to obtain current market quotations for Company shares in connection with voting your Company shares.

Appraisal Rights (see page [—])

If the merger is consummated, holders of the Company shares at the merger effective time will be entitled to appraisal rights under the DGCL in connection with the merger, provided that they meet all of the conditions set forth in Section 262 of the DGCL. This means that you will be entitled to have the “fair value” of your Company shares determined by the Delaware Court of Chancery and to receive a cash payment based upon that valuation (exclusive of any element of value arising from the accomplishment or expiration of the merger), instead of the merger consideration to be received by our stockholders pursuant to the merger agreement. The ultimate “fair value” amount you receive in an appraisal proceeding may be more than, less than or equal to the per share merger consideration you would have received for each of your shares pursuant to the merger agreement if you had not exercised your appraisal rights. For the avoidance of doubt, Chesapeake, Merger Sub and the Company have agreed and acknowledged that, in any appraisal proceeding and to the fullest extent permitted by applicable law, the fair value of the Company shares subject to the appraisal proceeding will be determined in accordance with Section 262 of the DGCL without regard to the Top-Up Option (as defined below), the Top-Up Shares (as defined below) or any promissory note delivered by Merger Sub to the Company in payment for Top-Up Shares.

Generally, in order to exercise appraisal rights, among other things, you must:

•	not submit a proxy or otherwise vote in favor of adoption of the merger agreement; and

•	make written demand for appraisal in compliance with the DGCL prior to the vote of our stockholders at the special meeting.

Abstaining or voting against the adoption of the merger agreement will not qualify as a demand for appraisal under the DGCL. Appendix C to this proxy statement contains the Delaware statute relating to your appraisal rights. If you want to exercise your appraisal rights, please read and carefully follow the procedures described on pages [—] through [—] and in Appendix C. The text of the Delaware statute governing appraisal rights is very complex and we urge you to consult with your own legal counsel in the event you decide to exercise your appraisal rights. Failure to take all of the steps required under the DGCL will result in the loss of your appraisal rights.

Litigation Related to the Merger (see page [—])

Ten putative class action lawsuits relating to the merger agreement and the transactions contemplated therein have been commenced against the Company and current members of our board of directors, including our chief executive officer (the “Individual Defendants”). Six putative class action lawsuits were filed in the District Court of Oklahoma County, Oklahoma (collectively, the “Oklahoma Suits”). All but one of the Oklahoma Suits have been voluntarily dismissed. Four putative class action lawsuits were filed in the Court of Chancery of the State of Delaware (the “Delaware Suits” and together with the one remaining Oklahoma Suit, the “Class Actions”). The Class Actions each seek certification of a class of all holders of the Company’s common stock and variously allege, among other things, that: (1) the Individual Defendants have breached and continue to breach their fiduciary duties to the Company’s stockholders; (2) the offer and the merger are unfair to the Company’s public stockholders as the proposed transactions underestimate the value of the Company; (3) the Individual Defendants are pursuing a course of conduct that does not maximize the value of the Company; and (4) the Company aided and abetted the alleged breaches of duties by the Individual Defendants. On April 29, 2011, one of the Delaware Suits was amended, adding allegations that the Schedule 14D-9 filed by the Company and the Schedule TO filed by Chesapeake did not adequately describe the process that resulted in the offer and that the Schedule 14D-9 did not include adequate information concerning the fairness opinion Johnson Rice provided to our board of directors. The Delaware Suits were consolidated into a single action on May 6, 2011. On May 10, 2011, the Oklahoma Suit was stayed in favor of the Delaware Suits. The Class Actions seek, among other things, an injunction prohibiting consummation of the tender offer and the merger attorneys’ fees and expenses and rescission or damages in the event the proposed transactions are consummated. A preliminary injunction hearing has been scheduled in the Delaware Suits for May 19, 2011. We believe the Class Actions are entirely without merit.

On May 17, 2011, the parties to the Delaware Suits informed the Court of Chancery that they had reached an agreement in principle, which, if approved by the Court, would result in the settlement of all claims brought on behalf of the purported class. Pursuant to that agreement: (i) Chesapeake, the Company and Merger Sub have agreed to amend the Merger Agreement to shorten from twelve (12) months to nine (9) months the period during which, if the Company enters into a definitive agreement to consummate, or consummates any transaction contemplated by any Takeover Proposal, the Company must pay Chesapeake the Termination Fee (as such term is defined in the Merger Agreement); (ii) the Company will make additional disclosures in an amendment to its Schedule 14D-9; and (iii) Chesapeake and Merger Sub will extend the expiration of the offer from 12:00 midnight New York City time at the end of Monday, May 23, 2011 to 12:00 midnight New York City time at the end of Tuesday, May 31, 2011. The parties have entered into a memorandum of understanding memorializing the key terms of that agreement.

The Individual Defendants, the Company, Chesapeake and Merger Sub have denied, and continue to deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the alleged wrongful acts, and expressly maintain that they diligently and scrupulously complied with their fiduciary and other legal duties.

Delisting and Deregistration of Company Common Stock (see page [—])

If the merger is completed, the Company common stock will be delisted from the NASDAQ Global Select Market (“NASDAQ”), and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As such, we would no longer file periodic reports with the U.S. Securities and Exchange Commission (the “SEC”) on account of the Company shares.

The Merger Agreement

Effects of the Merger on Our Common Stock, Warrant and Restricted Stock (see page [—])

•

Common Stock. At the merger effective time, each Company share outstanding immediately prior to the merger effective time (other than shares held by Chesapeake, Merger Sub, the Company, any wholly owned subsidiaries of Chesapeake or the Company and stockholders who validly exercise their appraisal rights under the DGCL (which shall instead be entitled to receive such consideration as shall be determined pursuant to Section 262 of the DGCL)) will be automatically cancelled and converted into the right to receive the merger consideration. Each Company share held directly by Chesapeake, Merger Sub or the Company immediately prior to the merger effective time will be automatically cancelled and retired, and no payment will be made with respect to such Company shares. Each Company share held by any wholly owned subsidiary of the Company or Chesapeake (other than Merger Sub) immediately prior to the merger effective time will remain outstanding, except that the number of those shares will be adjusted so that each such subsidiary owns the same percentage of the Company’s outstanding capital stock immediately following the merger effective time as it owned in the Company immediately prior to the merger effective time.

•

Warrant. Unless terminated as described in the next sentence, at the merger effective time, the warrant (the “Warrant”) related to the Warrant Agreement, dated September 18, 2009, between the Company and Banco Inbursa S.A., Institución de Banca Multiple, Grupo Financiero Imbursa (to the extent that it is unexercised and outstanding as of immediately prior to the merger effective time, will terminate and the holder of the Warrant will be entitled to receive an amount in cash equal to the product of (x) the total number of shares of Company shares that could have been purchased upon exercise of the Warrant at the merger effective time and (y) the offer price less the exercise price of the Warrant (the “Warrant Consideration”). The merger agreement provides that the Warrant will also so terminate, entitling the holder of the Warrant to receive an amount in cash equal to the Warrant Consideration, if Merger Sub has purchased Company shares pursuant to the offer and 20 business days has occurred since the expiration date or the offer, or, if there is a subsequent offering period, the last day of the subsequent offering period or, if earlier, September 1, 2011.

•

Restricted Stock. At the merger effective time, each Company share that is restricted and is outstanding immediately prior to the merger effective time will vest in full and become non-forfeitable immediately prior to the merger effective time and will be cancelled at the merger effective time and converted into the right to receive the merger consideration.

Solicitation of Competing Proposals (see page [—])

In addition, we have made certain covenants restricting the Company from soliciting, or providing information or entering into discussions concerning, proposals relating to alternative business combination transactions. However, we may take certain specified actions in response to an unsolicited proposal that our board of directors reasonably determines in good faith is, or could reasonably be expected to lead to, a proposal superior to the transactions contemplated in the merger agreement, if failure to take such actions would be reasonably expected to result in a breach of the board’s fiduciary duties and other specified conditions are met. In such circumstances, and subject to certain obligations to notify Chesapeake and to other rights granted to Chesapeake, including the right to require the Company to engage in good faith negotiations for an amendment to the merger agreement, our board of directors may cause the Company to terminate the merger agreement in response to such superior proposal. Upon termination of the merger agreement in such circumstances or other specified circumstances, we will be required to pay Chesapeake a termination fee of $13 million plus expenses of up to $1.5 million. Moreover, if Chesapeake terminates the merger agreement as a result of a breach of our representations or warranties or our failure to perform in any material respect under the merger agreement, which causes a failure of the offer conditions and which is not cured, or if the offer expires or terminates without Chesapeake or Merger Sub having accepted for purchase any Company shares (other than due to a breach of the merger agreement by the terminating party), then we are required to pay Chesapeake’s reasonable out of pocket fees and expenses up to $1.5 million. See “The Merger Agreement — Terms of the Merger Agreement — Effect of Termination; Termination Fee” beginning on page [—].

Conditions to the Merger (see page [—])

The respective obligations of the Company, Chesapeake and Merger Sub to consummate the merger are subject to the satisfaction or waiver of certain conditions, including: (i) holders of a majority of the outstanding Company shares have affirmatively voted to adopt the merger agreement, if and to the extent required by applicable law; (ii) Chesapeake or Merger Sub has accepted for payment and paid for Company shares pursuant to the offer in accordance with the terms of the merger agreement (the “Minimum Condition”); (iii) no temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any court or agency of competent jurisdiction or other law, rule, legal restraint or prohibition is in effect preventing the consummation of the merger or imposing any obligations on Chesapeake or any of its subsidiaries or affiliates to accept, commit to or effect the sale, divestiture or disposition of any assets or businesses of Chesapeake or the Company or any of their respective subsidiaries or affiliates, or otherwise to take or commit to take actions that after the closing of the merger would limit Chesapeake’s freedom of action with respect to, or ability to retain, any portion of Chesapeake’s, the Company’s or any of their subsidiaries’ or affiliates’ business or assets (a “Burdensome Condition”); and (iv) no action by or before any governmental entity seeking to restrain or prohibit the merger or seeking to impose a Burdensome Condition has been instituted or is pending. The conditions to the offer and the merger are described under “The Merger Agreement — Terms of the Merger Agreement — The Offer” beginning on page [—] and “The Merger Agreement — Terms of the Merger Agreement — Conditions to the Merger” beginning on page [—], respectively.

Termination (see page [—])

The merger agreement may be terminated and the merger may be abandoned at any time prior to the time at which Company shares have been accepted for payment under the offer (the “Appointment Time”):

1.	by mutual written consent of Chesapeake and us;

2.	by either Chesapeake or us, if:

(A)	on or before December 31, 2011, the Appointment Time shall not have occurred (except that this termination right is not available to a party whose willful breach of a representation or warranty in the merger agreement or whose other action or failure to act was the principal cause of such nonoccurrence);

(B)	any temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any court or agency of competent jurisdiction or other law, rule, legal restraint or prohibition (collectively, “restraints”), preventing the consummation of the offer or the merger or imposing a Burdensome Condition (as defined below) shall be in effect and shall have become final and nonappealable. A “Burdensome Condition” means an obligation imposed on Chesapeake or any of its subsidiaries or affiliates to accept, commit to or effect the sale, divestiture or disposition of any assets or businesses of Chesapeake or the Company or any of their respective subsidiaries or affiliates, or otherwise to take or commit to take actions that after the closing of the transaction would limit Chesapeake’s freedom of action with respect to, or ability to retain, any portion of Chesapeake’s, the Company’s or any of their subsidiaries’ or affiliates’ business or assets; or

(C)	the offer expires or terminates in accordance with the terms of the merger agreement without Chesapeake or Merger Sub accepting for purchase any Company shares pursuant to the offer, other than due to a breach of the merger agreement by the terminating party;

3.	by Chesapeake, if:

(A)	we have breached or failed to perform any of our representations, warranties, covenants or agreements set forth in the merger agreement, which breach or failure to perform (i) would result in any of the events relating to a breach by us of our representations, warranties, covenants and agreements that would permit Chesapeake and Merger Sub not to close the offer, and (ii) is not cured, or is incapable of being cured, by us within 30 calendar days following receipt of written notice of such breach or failure to perform from Chesapeake (or, if December 31, 2011 is less than 30 calendar days from the notice by us, is not cured, or is incapable of being cured, by Chesapeake by December 31, 2011);

(B)	(i) an Adverse Recommendation Change (as defined below in “The Merger Agreement—Terms of the Merger Agreement—Company Board Recommendation; Adverse Recommendation Change”) has occurred, (ii) our board of directors fails publicly to reaffirm its recommendation of the merger agreement, the offer, the merger or the other transactions contemplated by the merger agreement within 10 business days of receipt of a written request by Chesapeake to provide such reaffirmation following a Takeover Proposal (as defined below in “The Merger Agreement—Terms of the Merger Agreement—Company Board Recommendation; Adverse Recommendation Change”), or (iii) we materially breach our obligations described under “The Merger Agreement—Terms of the Merger Agreement—Acquisition Proposals of Third Parties”; or

4.	by us, if:

(A)	Chesapeake or Merger Sub have breached or failed to perform any of their representations, warranties, covenants or agreements set forth in the merger agreement, which breach or failure to perform (i) would result in (1) any representation or warranty of Chesapeake and Merger Sub related to authorization, noncontravention and brokers that is qualified as to materiality or by reference to Chesapeake Material Adverse Effect (as defined below in “The Merger Agreement—Terms of the Merger Agreement—Termination”) not being true and correct, or any representation or warranty of Chesapeake and Merger Sub that is not so qualified not being true and correct in all material respects, (2) any other representation or warranty of Chesapeake and Merger Sub contained in the merger agreement not being true and correct (without giving effect to any qualifications or limitations as to materiality or Chesapeake Material Adverse Effect set forth in such representation or warranty) except, in the case of this clause (2), to the extent that the facts or matters as to which such representation or warranty is not so true and correct, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Chesapeake Material Adverse Effect or (3) a failure by Chesapeake or Merger Sub to perform in all material respects its agreements, covenants and obligations required to be performed by it under the merger agreement at or prior to such time, and (ii) is not cured, or is incapable of being cured, by Chesapeake within 30 calendar days following receipt of written notice of such breach or failure to perform from us (or, if December 31, 2011 is less than 30 calendar days from the notice by us, is not cured, or is incapable of being cured, by Chesapeake by December 31, 2011); or

(B)	in response to a Takeover Proposal that our board of directors reasonably determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation) constitutes a Superior Proposal and that was unsolicited and made after the date of the merger agreement and that did not otherwise result from a material breach of the merger agreement, our board of directors has concluded in good faith (after consultation with its outside legal counsel) that, in light of such Superior Proposal (as defined below in “The Merger Agreement—Terms of the Merger Agreement—Company Board Recommendation; Adverse Recommendation Change”), the failure to terminate the merger agreement would be reasonably likely to result in a breach of its fiduciary duties under applicable law (provided that concurrently with or after such termination, we enter into an acquisition agreement with respect to such Superior Proposal). Our right to terminate the merger agreement under the circumstances described in this paragraph is subject to our performance of our Notice Obligations (as defined below) and to our paying Chesapeake the termination fees and expenses (as described under “The Merger Agreement—Terms of the Merger Agreement—Effect of Termination; Termination Fee” below) concurrently with such termination.

Termination Fee; Expenses (see page [—])

In the event of the termination of the merger agreement in accordance with its terms, the merger agreement will become void and have no effect, without any liability or obligation on the part of any party to the merger agreement, except with respect to certain specified provisions, which provisions will survive any such termination, including provisions relating to the payment of termination fees and expenses in the circumstances described below. However, no party would be relieved from any liability or damages resulting from the willful and material breach by a party of any of its representations, warranties, covenants or agreements set forth in the merger agreement.

If:

•	the merger agreement is terminated pursuant to clause 3(B) or 4(B) described under “The Merger Agreement—Terms of the Merger Agreement—Termination”;

•

if a Takeover Proposal is made or publically announced, thereafter the merger agreement is terminated by the Company pursuant to clause 2(A) or by either the Company or Chesapeake pursuant to clause 2(C), in each case, as described under “The Merger Agreement—Terms of the Merger Agreement—Termination”, and within 9 months after such termination, the Company enters into a definitive contract to consummate, or consummates, the transactions contemplated by any Takeover Proposal;

then we will pay Chesapeake a termination fee equal to $13.0 million, plus expenses (without duplication if paid under any other provision of the merger agreement) of up to $1.5 million.

In the event that the merger agreement is terminated by either Chesapeake or the Company pursuant to clause 2(C) or by Chesapeake pursuant to clause 3(A), in each case, as described under “The Merger Agreement—Terms of the Merger Agreement—Termination”, then we will pay Chesapeake all of its expenses up to $1.5 million.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers are intended to address briefly some commonly asked questions regarding the special meeting, the merger, the transactions contemplated by the merger agreement and other matters to be considered by our stockholders at the special meeting. These questions and answers may not address all questions that may be important to you as a stockholder. Please refer to the “Summary” and the more detailed information contained elsewhere in this proxy statement, the appendices to this proxy statement and the documents referred to in this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under “Where You Can Find More Information” beginning on page [—].

Q.	What is the proposed transaction and what effects will it have on the Company?

A.	The proposed transaction is the acquisition of the Company by Chesapeake pursuant to the merger agreement. If the proposal to adopt the merger agreement is approved by our stockholders (which will be guaranteed upon completion of the offer because Chesapeake and Merger Sub will own a majority of the outstanding Company shares entitled to vote at such time) and the other closing conditions under the merger agreement have been satisfied or waived (to the extent permitted by applicable law), Merger Sub will merge with and into the Company. Upon completion of the merger, Merger Sub will cease to exist and the Company will continue as the surviving corporation and an indirect wholly owned subsidiary of Chesapeake. As a result of the merger, the Company will no longer be a publicly held corporation, and you will no longer have any interest in our future earnings or growth. In addition, the Company shares will be delisted from NASDAQ and deregistered under the Exchange Act, and we will no longer file periodic reports with the U.S. Securities and Exchange Commission (the “SEC”), on account of Company common stock.

Q:	Did Merger Sub commence a tender offer for shares of Company common stock?

A:	Yes. On April 26, 2011, Merger Sub commenced the offer for all of the outstanding shares of Company common stock at a price of $11.00 per share, net to the seller in cash without interest (the “offer price”). The offer was commenced pursuant to the merger agreement.

Under the terms of the merger agreement, the parties agreed to complete the merger, subject to the satisfaction or the waiver of specified conditions described in this proxy statement, including the completion of the offer. If the Short-Form Threshold is met (that is, if Merger Sub, Chesapeake or any of its subsidiaries acquire, in the aggregate, at least 90% of the total outstanding Company shares entitled to vote on adoption of the merger agreement), Chesapeake and Merger Sub will be able to effect the merger as a short-form merger under the DGCL, without a meeting of the Company’s stockholders and without a vote or any further action by the Company’s stockholders. If the Short-Form Threshold is not met, then under the DGCL, the affirmative vote of the holders of at least a majority of the outstanding Company shares entitled to vote will be required to adopt the merger agreement and effect the merger. Upon completion of the offer, Chesapeake and Merger Sub will own a majority of the outstanding Company shares entitled to vote and therefore will have sufficient votes to effect the merger. We are soliciting proxies for the special meeting to obtain stockholder approval of the adoption of the merger agreement to be able to consummate the merger regardless of whether the Short-Form Threshold is met. Regardless of whether you tendered your shares of Company common stock in the offer, you may nevertheless vote your shares at the special meeting if you were a stockholder as of the record date of the meeting.

Q.	What will I receive if the merger is completed?

A.	Upon completion of the merger, you will be entitled to receive the per share merger consideration of the offer price, without interest, less any applicable withholding taxes, for each share of Company common stock that you owned as of immediately prior to the effective time of the merger, unless you have properly exercised and not withdrawn your appraisal rights under the DGCL with respect to such shares. If you tendered your Company shares prior to the effective time of the merger, you will be entitled to receive the per share offer price in cash, without interest, less any applicable withholding taxes. In either case you will not own any shares of the capital stock in the surviving corporation.

Notwithstanding the foregoing, the merger consideration will not be payable in respect of (i) Company shares directly owned by Chesapeake, Merger Sub or any other wholly owned subsidiary of Chesapeake, (ii) Company shares directly owned by the

Company or any wholly owned subsidiaries of the Company and (iii) Company shares held by stockholders who validly exercise their appraisal rights under the DGCL (which shall instead represent the right to receive such consideration as shall be determined pursuant to Section 262 of the DGCL). Each Company share directly held by Chesapeake, Merger Sub or the Company immediately prior to the merger effective time will be automatically cancelled and retired, and no payment will be made with respect to such Company shares. Each Company share held by any wholly owned subsidiary of the Company or Chesapeake (other than Merger Sub) immediately prior to the merger effective time will remain outstanding, except that the number of those shares of Company common stock will be adjusted so that each such subsidiary owns the same percentage of the outstanding capital stock of the Company immediately following the merger effective time as it owned in the Company immediately prior to the merger effective time.

Q.	When do you expect the merger to be completed?

A.	We are working towards completing the merger during the second quarter of 2011, however, no assurance can be given as to when, or if, the merger will occur. If the merger agreement is adopted at the stockholders meeting, then, assuming timely satisfaction of the other necessary closing conditions, we anticipate that the merger will be completed promptly thereafter.

Q.	What happens if the merger is not completed?

A.	If the merger is not completed for any reason, the stockholders of the Company immediately prior to the merger effective time will not receive any payment for their Company shares. Instead, the Company will remain an independent public company, and the Company shares will continue to be listed and traded on NASDAQ. Stockholders of the Company who tendered Company shares in the offer will be entitled to receive the per share offer price in cash, without interest, less any applicable withholding taxes, even if the merger is not effected, provided that the conditions to the offer were satisfied. Under specified circumstances, the Company may be required to pay to Chesapeake, or may be entitled to receive from Chesapeake, a fee with respect to the termination of the merger agreement, as described under “The Merger Agreement — Terms of the Merger Agreement — Termination” beginning on page [—].

Notwithstanding the foregoing, depending upon the number of Company shares purchased pursuant to the offer, the Company shares may no longer meet the standards for continued listing on NASDAQ. The rules of NASDAQ establish certain criteria that, if not met, could lead to the delisting of the Company shares from NASDAQ. Among such criteria are the number of stockholders, the number of shares publicly held and the aggregate market value of the shares publicly held. If, as a result of the purchase of Company shares pursuant to the offer, the Company shares no longer meet the requirements of NASDAQ for continued listing and the listing of Company shares is discontinued, the market for Company shares could be adversely affected. If NASDAQ were to delist the Company shares (which Chesapeake and Merger Sub have notified us that they intend to cause the Company to seek if Chesapeake and Merger Sub acquire control of the Company and the Company shares no longer meet the NASDAQ listing requirements), it is possible that the Company shares would trade on another securities exchange or in the over-the-counter market and that price quotations for Company shares would be reported by such exchange or other sources. The extent of the public market for Company shares and availability of such quotations would, however, depend upon such factors as the number of holders and the aggregate market value of the publicly held Company shares remaining at such time, the interest in maintaining a market in Company shares on the part of securities firms and the possible termination of registration of Company shares under the Exchange Act.

Q.	Is the merger expected to be taxable to me?

A.	Yes. In general, your exchange of Company shares for cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences to you of the merger in light of your particular circumstances. You should also read the discussion under the heading “The Merger — Material U.S. Federal Income Tax Considerations” beginning on page [—].

Q:	Do any of the Company’s directors or officers have interests in the merger that may differ from or be in addition to my interests as a stockholder?

A:

Yes. In considering the recommendation of our board of directors with respect to the proposal to adopt the merger agreement, you should be aware that our directors and executive officers have interests in the merger that are different from, or in addition to, the interests of our stockholders generally. Our board of directors was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending that the merger agreement be adopted by you. See “The Merger — Interests of Certain Persons in the Merger” beginning on page [—].

Q.	Why am I receiving this proxy statement and proxy card or voting instruction form?

A.	You are receiving this proxy statement and proxy card or voting instruction form because you owned Company shares as of the record date. This proxy statement describes matters on which we urge you to vote and is intended to assist you in deciding how to vote your Company shares with respect to such matters.

Q.	When and where is the special meeting?

A.	The special meeting of stockholders of the Company will be held on [—], 2011 at [—] a.m. (Central Time), at the Company’s headquarters, located at 16217 North May Avenue, Edmond, Oklahoma 73013. This proxy statement for the special meeting will be mailed to stockholders on or about [—], 2011.

Q.	Who may attend the special meeting?

A.	All stockholders of record at the close of business on [—], 2011, or the record date, or their duly appointed proxies, and our invited guests may attend the special meeting. Seating is limited and admission is on a first-come, first-served basis. Please be prepared to present valid photo identification for admission to the special meeting.

If you hold Company shares in “street name” (that is, in a brokerage account or through a bank or other nominee) and you plan to vote in person at the special meeting, you will need to bring a valid photo identification and a copy of a statement reflecting your share ownership as of the record date, or a legal proxy from your broker or nominee.

Stockholders of record will be verified against an official list available in the registration area at the meeting. We reserve the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the record date.

Q.	When will the stockholders’ list be available for examination?

A.	A complete list of the stockholders of record as of the record date will be available for examination by stockholders of record beginning on [—], 2011 at our headquarters and will continue to be available through and during the meeting at [—].

Q.	Who may vote?

A.	You may vote if you owned Company shares as of the close of business on the record date. Each Company share outstanding is entitled to one vote. As of the record date, there were [—] Company shares outstanding and entitled to vote at the special meeting.

Q.	What will I be voting on?

A.	You will be voting on the following:

•	The adoption of the merger agreement, which provides for the acquisition of the Company by Chesapeake; and

•	The approval, on an advisory basis, of the compensation that may be payable to the Company’s named executive officers in connection with the merger.

Q.	What are the voting recommendations of the Board of Directors?

A.	Our board of directors unanimously recommends that you vote your Company shares “FOR” the proposal to adopt the merger agreement and “FOR” the proposal to approve, on an advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger.

Q.	How do I vote?

A.	If you are a stockholder of record (that is, if your Company shares are registered in your name with Computershare Trust Company, N.A., our transfer agent), there are four ways to grant your proxy or vote:

1.	Telephone Proxy: You may submit your proxy by calling the toll-free telephone number indicated on your proxy card. Please follow the voice prompts that allow you to submit a proxy for your Company shares and confirm that your instructions have been properly recorded.

2.	Internet Proxy: You may submit your proxy by logging on to the website indicated on your proxy card. Please follow the website prompts that allow you to submit a proxy for your Company shares and confirm that your instructions have been properly recorded.

3.	Return Your Proxy Card By Mail: You may submit your proxy by completing, signing and returning the proxy card in the postage-paid envelope provided with this proxy statement. The proxy holders will vote your Company shares according to your directions. If you sign and return your proxy card without specifying choices, your Company shares will be voted by the persons named in the proxy in accordance with the recommendations of the board of directors as set forth in this proxy statement.

4.	Vote at the Meeting: You may cast your vote in person at the special meeting. Written ballots will be passed out to stockholders or legal proxies who want to vote in person at the meeting.

Telephone and Internet proxy submission for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Central Time) on [—], 2011. Telephone and Internet proxy submission is convenient, provides postage and mailing cost savings and is recorded immediately, minimizing the risk that postal delays may cause proxies to arrive late and therefore not be counted.

Even if you plan to attend the special meeting, you are encouraged to vote your Company shares by proxy. You may still vote your Company shares in person at the meeting even if you have previously voted by proxy. If you are present at the meeting and desire to vote in person, your previous vote by proxy will not be counted.

Q.	What if I hold my Company shares in “street name”?

A.	If your Company shares are held in “street name” (that is, in a brokerage account or through a bank or other nominee), you should follow the voting directions provided by your bank, brokerage firm or other nominee. You may complete and mail a voting instruction card to your bank, brokerage firm or other nominee or, in most cases, submit voting instructions by telephone or the Internet to your bank, brokerage firm or other nominee. If you provide specific voting instructions by mail, telephone or the Internet, your bank, brokerage firm or other nominee will vote your shares of Company common stock as you have directed. Please note that if you wish to vote in person at the special meeting, you must provide a legal proxy from your bank, brokerage firm or other nominee at the special meeting.

If your Company shares are held in “street name,” they may not be voted if you do not provide the bank, brokerage firm or other nominee with voting instructions. Currently, banks, brokerage firms or other nominees have the authority under the NASDAQ rules to vote shares of Company common stock for which their customers do not provide voting instructions on certain “routine” matters. However, banks, brokerage firms or other nominees are precluded from exercising their voting discretion with respect to approving non-routine matters, such as the proposal to adopt the merger agreement and the proposal to approve the compensation payable to the Company’s named executive officers in connection with the merger, and, as a result, absent specific instructions from the beneficial owner of such Company shares, banks, brokerage firms or other nominees are not empowered to vote those Company shares on non-routine matters, which we refer to generally as “broker non-votes.” Thus, if you do not instruct your bank, brokerage firm or other nominee to vote your Company shares, your Company shares will not be voted and the effect will be the same as a vote “AGAINST” the proposal to adopt the merger agreement, and your Company shares will have no effect on the proposal to approve, on an advisory basis, the compensation payable to the Company’s named executive officers in connection with the merger.

Q.	Can I change my mind after I vote?

A.	Yes. If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the special meeting by: (i) advising our Corporate Secretary of the revocation in writing, which must be received by our Corporate Secretary before the time of the special meeting; (ii) submitting by mail, telephone or via the Internet a new proxy card dated after the date of the proxy you wish to revoke, which we must receive before the time of the special meeting; or (iii) attending the special meeting and voting your shares in person. Attendance at the special meeting will not by itself constitute revocation of a proxy.

If you hold your Company shares in street name, you may submit new voting instructions by contacting your bank, brokerage firm or other nominee. You may also vote in person at the special meeting if you obtain a legal proxy from your bank, brokerage firm or other nominee.

Q.	Who will count the votes?

A.	A representative of Computershare Trust Company, N.A. will count the votes and will serve as the independent inspector of elections.

Q.	What does it mean if I receive more than one proxy card?

A.	It means that you have multiple accounts with brokers or our transfer agent. Please submit a proxy for all of these shares. We encourage you to register all of your Company shares in the same name and address. You may do this by contacting your broker or our transfer agent. Our transfer agent may be reached at 1-800-962-4284 or at the following address:

Computershare Trust Company, N.A.

P.O. Box 43070

Providence, RI 02940-3070

Q.	Will my Company shares be voted if I do not submit a proxy?

A.	If you are the stockholder of record and you do not vote or submit a proxy, your Company shares will not be voted.

If your Company shares are held in street name, they may not be voted if you do not provide the bank, brokerage firm or other nominee with voting instructions. Currently, banks, brokerage firms or other nominees have the authority under the NASDAQ rules to vote Company shares for which their customers do not provide voting instructions on certain “routine” matters.

However, banks, brokerage firms or other nominees are precluded from exercising their voting discretion with respect to approving non-routine matters, such as the proposal to adopt the merger agreement and the proposal to approve the compensation payable to the Company executive officers in connection with the merger, and, as a result, absent specific instructions from the beneficial owner of such shares of Company common stock, banks, brokerage firms or other nominees are not empowered to vote those shares of Company common stock on non-routine matters, which we refer to generally as “broker non-votes.”

Q.	May stockholders ask questions?

A.	Yes. Our representatives will answer stockholders’ questions of general interest following the meeting consistent with our rules of conduct for stockholder meetings.

Q.	How many votes must be present to hold the meeting?

A.	A majority of the outstanding Company shares entitled to vote at the special meeting, represented in person or by proxy, will constitute a quorum. Company shares represented in person or by proxy, including abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present.

Q.	What vote is required to approve each proposal?

A.	The adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding Company shares entitled to vote thereon. Because the affirmative vote required to approve the proposal to adopt the merger agreement is based upon the total number of outstanding Company shares, if you fail to submit a proxy or vote in person at the special meeting, or abstain, or you do not provide your bank, brokerage firm or other nominee with voting instructions, as applicable, this will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement. If the conditions to the offer are satisfied or (to the extent permitted by law and the merger agreement) waived, and Merger Sub accepts for payment Company shares tendered pursuant to the offer, Merger Sub will have sufficient voting power to adopt the merger agreement at the special meeting without the affirmative vote of any other stockholder of the Company.

Approval of the proposal to approve, on an advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger requires the affirmative vote of a majority of the votes cast by the holders of the Company shares present in person or represented by proxy and entitled to vote thereon at the special meeting. If you abstain or fail to submit a proxy or to vote in person at the special meeting or if your Company shares are held through a bank, brokerage firm or other nominee and you do not instruct your bank, brokerage firm or other nominee on how to vote your Company shares, your Company shares will not be voted, but this will not have an effect on the proposal to approve the compensation that may be payable to the Company’s named executive officers in connection with the merger.

Q.	How are votes counted?

A.	For the proposal to adopt the merger agreement, you may vote “FOR,” “AGAINST” or “ABSTAIN”. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the proposal to adopt the merger agreement.

For the proposal to approve, on an advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger, you may vote “FOR,” “AGAINST” or “ABSTAIN”. Abstentions and broker non-votes will not have an effect on the outcome of this proposal.

Q.	Who will pay for this proxy solicitation?

A.	We will bear the cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees, fiduciaries and other custodians for out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of Company shares. A few of our officers and employees may participate in the solicitation of proxies without additional compensation.

Q.	Will any other matters be voted on at the special meeting?

A.	As of the date of this proxy statement, our management knows of no other matter that will be presented for consideration at the special meeting other than those matters discussed in this proxy statement.

Q.	What is the Company’s website address?

A.	Our website address is www.broncodrill.com. We make this proxy statement, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act available on our website in the Investor Relations — SEC Filings section, as soon as reasonably practicable after electronically filing such material with the SEC.

This information is also available free of charge at www.sec.gov, an Internet site maintained by the SEC that contains reports, proxy and information statements, and other information regarding issuers that is filed electronically with the SEC. Stockholders may also read and copy any reports, statements and other information filed by us with the SEC at the SEC public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. In addition, stockholders may obtain free copies of the documents filed with the SEC by sending a written request to our corporate secretary, Matthew S. Porter, at Bronco Drilling Company, Inc., 16217 N. May Avenue, Edmond, Oklahoma 73013.

The references to our website address and the SEC’s website address do not constitute incorporation by reference of the information contained in these websites and should not be considered part of this document.

Our SEC filings are available in print to any stockholder who requests a copy at the Company’s phone number or address listed above.

Q.	What happens if I sell my Company shares before the special meeting?

A.	The record date for stockholders entitled to vote at the special meeting is earlier than both the date of the special meeting and the consummation of the merger. If you transfer your Company shares after the record date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you transfer your shares and each of you notifies the Company in writing of such special arrangements, you will retain your right to vote such shares at the special meeting but will transfer the right to receive the per share merger consideration to the person to whom you transfer your shares.

Q.	What do I need to do now?

A.	Even if you plan to attend the special meeting, after carefully reading and considering the information contained in this proxy statement, please submit your proxy or voting instructions promptly to ensure that your shares are represented at the special meeting. If you hold your Company shares in your own name as a holder of record, you may instruct the proxy holders how to vote your Company shares by using the toll free telephone number or the Internet proxy site listed on the proxy card, or by signing, dating and mailing the proxy card in the postage paid envelope that we have provided. If you decide to attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. If you are a beneficial owner in “street name,” please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you.

Q.	Should I send in my stock certificates now?

A.	No. You will be sent a letter of transmittal promptly after the completion of the merger, describing how you may exchange your Company shares for the per share merger consideration. If your Company shares are held in “street name” by your bank, brokerage firm or other nominee, you will receive instructions from your bank, brokerage firm or other nominee as to how to effect the surrender of your “street name” Company shares in exchange for the per share merger consideration. Please do NOT return your stock certificate(s) with your proxy.

Q.	Am I entitled to exercise appraisal rights under the DGCL instead of receiving the per share merger consideration for my Company shares?

A.	Yes. As a holder of Company common stock, you are entitled to exercise appraisal rights under the DGCL in connection with the merger if you take certain actions and meet certain conditions. See “The Merger — Appraisal Rights” beginning on page [—].

Q.	Who can help answer my other questions?

A.	If you have additional questions about the merger, need assistance in submitting your proxy or voting your Company shares, or need additional copies of the proxy statement or the enclosed proxy card, please call [—] toll-free at [—].

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us, contain statements that, in our opinion, may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “project,” “estimate,” “will,” “may,” “should,” “future,” “predicts,” “potential,” “continue” and similar expressions identify these forward-looking statements, which appear in a number of places in this proxy statement (and the documents to which we refer you in this proxy statement) and include, but are not limited to, all statements relating directly or indirectly to the timing or likelihood of completing the merger to which this proxy statement relates, our financial condition, results of operations, plans, objectives, future performance and business. You are cautioned that such forward-looking statements are not assurances for future performance or events and involve risks and uncertainties that could cause actual results and developments to differ materially from those covered in such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the SEC, including our most recent filings on Forms 10-K and 10-Q, factors and matters contained or incorporated by reference in this document, and the following factors:

•

the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including a termination under circumstances that could require us to pay a termination fee;

•	the inability to complete the merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the merger, including required regulatory approvals;

•	the failure of the merger to close for any other reason;

•	risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger;

•	the outcome of any legal proceedings that have been or may be instituted against the Company and/or others relating to the merger agreement;

•	diversion of management’s attention from ongoing business concerns;

•	the effect of the announcement of the merger on our business relationships, operating results and business generally; and

•	the amount of the costs, fees, expenses and charges related to the merger.

Consequently, all of the forward-looking statements we make in this document are qualified by the information contained or incorporated by reference herein, including, but not limited to (a) the information contained under this heading and (b) the information contained under the headings “Business” and “Risk Factors” and information in our consolidated financial statements and notes thereto included in our most recent filings on Forms 10-K and 10-Q (see “Where You Can Find More Information” beginning on page [—]). We are under no obligation to publicly release any revision to any forward-looking statement contained or incorporated herein to reflect any future events or occurrences.

You should carefully consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf.

PARTIES TO THE MERGER

Company

Bronco Drilling Company, Inc.

16217 N. May Avenue

Edmond, Oklahoma 73013

(405) 242-4444

Bronco Drilling Company, Inc. is a Delaware corporation that provides contract land drilling services to oil and gas exploration and production companies throughout the United States. The Company commenced operations in 2001 with the purchase of one stacked 650-horsepower drilling rig that it refurbished and deployed. The Company subsequently made selective acquisitions of both operational and inventoried drilling rigs, as well as ancillary equipment. The Company’s management team has significant experience not only with acquiring rigs, but also with building, refurbishing and deploying inventoried rigs. The Company has successfully refurbished and brought into operation 25 inventoried drilling rigs during the period from November 2003 through December 2010. In addition, the Company has a 41,000 square foot machine shop in Oklahoma City, which allows the Company to build, refurbish and repair its rigs and equipment in-house. This facility, which complements the Company’s two drilling rig refurbishment yards, significantly reduces the Company’s reliance on outside machine shops and the attendant risk of third-party delays in the Company’s rig building and refurbishment programs.

Chesapeake

Chesapeake Energy Corporation

6100 North Western Avenue

Oklahoma City, Oklahoma 73118

(405) 848-8000

Chesapeake is an Oklahoma corporation. Chesapeake is the second-largest producer of natural gas and a top 15 producer of oil and natural gas liquids in the U.S. Chesapeake owns interests in approximately 45,100 producing natural gas and oil wells that are currently producing approximately 3.0 billion cubic feet of natural gas equivalent per day, 84% of which is natural gas. Chesapeake’s strategy is focused on discovering and developing unconventional natural gas and oil fields onshore in the U.S., primarily in primarily in the Barnett Shale in the Fort Worth Basin of north-central Texas, the Haynesville and Bossier Shales in northwestern Louisiana and East Texas and the Marcellus Shale in the northern Appalachian Basin of West Virginia and Pennsylvania. We also have substantial operations in the liquids-rich plays of the Eagle Ford Shale in South Texas, the Granite Wash, Cleveland, Tonkawa and Mississippian plays in the Anadarko Basin in western Oklahoma and the Texas Panhandle, the Niobrara Shale, Frontier and Codell plays in the Powder River and DJ Basins of Wyoming and Colorado and the Avalon, Bone Spring, Wolfcamp and Wolfberry plays in the Permian and Delaware Basins of West Texas and southern New Mexico, as well as various other plays, both conventional and unconventional, in the Mid-Continent, Williston Basin, Appalachian Basin, South Texas, Texas Gulf Coast and Ark-La-Tex regions of the U.S. Chesapeake also has vertically integrated its operations and owns substantial midstream, compression, drilling and oilfield service assets.

Merger Sub

Nomac Acquisition, Inc.

6100 North Western Avenue

Oklahoma City, Oklahoma 73118

(405) 848-8000

Merger Sub is a direct wholly owned subsidiary of Nomac Drilling, L.L.C., an Oklahoma limited liability company, which is a direct wholly owned subsidiary of Chesapeake Operating Inc., an Oklahoma corporation. Chesapeake Operating, Inc. is a direct wholly owned subsidiary of Chesapeake. Pursuant to the merger agreement, after the satisfaction or the waiver of specified conditions described in this proxy statement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and becoming an indirect wholly owned subsidiary of Chesapeake. To date, Merger Sub has not carried on any activities other than those related to its formation, completing the transactions contemplated by the merger agreement, including the merger and the offer (as defined below).

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

This proxy statement is being furnished to our stockholders in connection with the solicitation of proxies by our Board of Directors for use at the special meeting of our stockholders to be held on [—], [—], 2011, at [—] a.m. (Central Time), at our headquarters located at 16217 North May Avenue, Edmond, Oklahoma 73013, or at any adjournment or postponement thereof. The purpose of the special meeting is for our stockholders to consider and vote upon the adoption of the merger agreement and a proposal to approve, on an advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger. If our stockholders do not adopt the merger agreement, the merger will not occur, other than as a short-form merger under Section 253 of the DGCL. A copy of the merger agreement is attached to this proxy statement as Appendix A, which we encourage you to read carefully in its entirety. This proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about [—], 2011.

Record Date and Quorum

The holders of record of our common stock as of the close of business on [—], 2011, the record date for the special meeting, are entitled to receive notice of, and to vote at, the special meeting. On the record date, there were [—] Company shares outstanding and entitled to vote at the special meeting. You will have one vote for each Company share that you owned on the record date. As of the record date, there were [—] Company shares outstanding and entitled to vote at the special meeting.

A quorum is necessary to hold the special meeting. The holders of a majority of the outstanding Company shares at the close of business on the record date represented in person or by proxy will constitute a quorum for purposes of the special meeting. Once a share is represented at the special meeting, it will be counted for the purpose of determining whether a quorum is present at the special meeting and any adjournment of the special meeting. However, if a new record date is set for the adjourned special meeting, then a new quorum must be established.

Required Vote

Adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding Company shares entitled to vote thereon. Approval of the proposal to approve, on an advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger requires the affirmative vote of a majority of the votes cast by holders of the Company shares present in person or by proxy and entitled to vote thereon at the special meeting. If the conditions to the offer are satisfied or (to the extent permitted by law and the merger agreement) waived, and Merger Sub accepts for payment Company shares tendered pursuant to the offer, Merger Sub will have sufficient voting power to adopt the merger agreement at the special meeting without the affirmative vote of any other stockholder of the Company.

If your Company shares are held in “street name” (that is, in a brokerage account or through a bank or other nominee), you should follow the voting directions provided by your bank, brokerage firm or other nominee. You may complete and mail a voting instruction card to your bank, brokerage firm or other nominee or, in most cases, submit voting instructions by telephone or the Internet to your bank, brokerage firm or other nominee. If you provide specific voting instructions by mail, telephone or the Internet, your bank, brokerage firm or other nominee will vote your shares of Company common stock as you have directed. Please note that if you wish to vote in person at the special meeting, you must provide a legal proxy from your bank, brokerage firm or other nominee at the special meeting. If your Company shares are held in “street name,” they may not be voted if you do not provide the bank, brokerage firm or other nominee with voting instructions. Currently, banks, brokerage firms or other nominees have the authority under the NASDAQ rules to vote shares of Company common stock for which their customers do not provide voting instructions on certain “routine” matters. However, banks, brokerage firms or other nominees are precluded from exercising their voting discretion with respect to approving non-routine matters, such as the proposal to adopt the merger agreement and the proposal to approve the compensation payable to the Company’s named executive officers in connection with the merger, and, as a result, absent specific instructions from the beneficial owner of such Company shares, banks, brokerage firms or other nominees are not empowered to vote those Company shares on non-routine matters, which we refer to generally as “broker non-votes.” Thus, if you do not instruct your bank, brokerage firm or other nominee to vote your Company shares, your Company shares will not be voted and the effect will be the same as a vote “AGAINST” the proposal to adopt the merger agreement. Broker non-votes will have no effect on the proposal to approve, on an advisory basis, the compensation payable to the Company’s named executive officers in connection with the merger.

If you are a stockholder of record (that is, if your Company shares are registered in your name with Computershare Trust Company, N.A., our transfer agent), there are four ways to grant your proxy or vote:

1.	Telephone Proxy: You may submit your proxy by calling the toll-free telephone number indicated on your proxy card. Please follow the voice prompts that allow you to submit a proxy for your Company shares and confirm that your instructions have been properly recorded.

2.	Internet Proxy: You may submit your proxy by logging on to the website indicated on your proxy card. Please follow the website prompts that allow you to submit a proxy for your Company shares and confirm that your instructions have been properly recorded.

3.	Return Your Proxy Card By Mail: You may submit your proxy by completing, signing and returning the proxy card in the postage-paid envelope provided with this proxy statement. The proxy holders will vote your Company shares according to your directions. If you sign and return your proxy card without specifying choices, your Company shares will be voted by the persons named in the proxy in accordance with the recommendations of the board of directors as set forth in this proxy statement.

4.	Vote at the Meeting: You may cast your vote in person at the special meeting. Written ballots will be passed out to stockholders or legal proxies who want to vote in person at the meeting.

Telephone and Internet proxy submission for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Central Time) on [—], 2011. Telephone and Internet proxy submission is convenient, provides postage and mailing cost savings and is recorded immediately, minimizing the risk that postal delays may cause proxies to arrive late and therefore not be counted.

Even if you plan to attend the special meeting, you are encouraged to vote your Company shares by proxy. You may still vote your Company shares in person at the meeting even if you have previously voted by proxy. If you are present at the meeting and desire to vote in person, your previous vote by proxy will not be counted.

Company shares held by persons attending the special meeting but not voting, or shares for which we have received proxies with respect to which holders have abstained from voting, will be considered abstentions. Abstentions and broker non-votes, if any, will be treated as shares that are present and entitled to vote at the special meeting for purposes of determining whether a quorum exists but will have the same effect as a vote “AGAINST” the adoption of the merger agreement. Abstentions and broker non-votes will have no effect on the proposal to approve, on an advisory basis, the compensation payable to the Company’s named executive officers in connection with the merger.

IT IS IMPORTANT THAT YOU SUBMIT A PROXY FOR YOUR COMPANY SHARES PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES BY VOTING IN PERSON.

As of the record date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, [—] Company shares, which represents approximately [—]% of the outstanding Company shares on the record date. We believe that our directors and executive officers currently intend to vote all of the Company shares over which they have voting power “FOR” the proposal to adopt the merger agreement and “FOR” the proposal to approve, on an advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger.

In addition, in connection with the execution of the merger agreement, Carso and Third Avenue, on behalf of its investment advisory clients, entered into the tender support agreements with Chesapeake and Merger Sub. It is anticipated that, pursuant to the terms of such tender support agreements, Carso and Third Avenue will each vote its Company shares in favor of adoption of the merger agreement. Based on the Statements on Schedule 13D filed by Carso and Third Avenue on April 19, and 21, 2011, respectively, Carso and Third Avenue beneficially owned approximately [—]% of the outstanding Company shares as of the record date.

Proxies; Revocation

If you are a stockholder of record and submit a proxy by returning a signed proxy card by mail, your shares will be voted at the special meeting as you indicate on your proxy card. If no instructions are indicated on your signed proxy card, your Company shares will be voted “FOR” the adoption of the merger agreement and “FOR” the proposal to approve, on an advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger.

The persons named as proxies may propose and vote for one or more adjournments of the special meeting to solicit additional proxies.

You may change your vote or revoke your proxy before the vote is taken at the special meeting by (i) advising our Corporate Secretary of the revocation in writing, which must be received by our Corporate Secretary before the time of the special meeting; (ii) submitting by mail, telephone or via the Internet a new proxy dated after the date of the proxy you wish to revoke, which we must receive before the time of the special meeting; or (iii) attending the special meeting and voting your shares in person. Attendance at the special meeting will not by itself constitute revocation of a proxy.

Please note that if you hold your shares in “street name” and you have instructed your bank or brokerage firm to vote your shares, the options for revoking your proxy described in the paragraph above do not apply and instead you must follow the directions provided by your bank or brokerage firm to change your vote.

We do not expect that any matter other than the adoption of the merger agreement and the approval, on an advisory basis, of compensation that may be payable to the Company’s named executive officers in connection with the merger will be brought before the special meeting. The persons appointed as proxies will have discretionary authority to vote upon other business unknown by us of a reasonable time prior to the solicitation of proxies, if any, that properly comes before the special meeting or any postponement of the special meeting.

Solicitation of Proxies

We will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, our directors, officers and employees may solicit proxies personally and by telephone, facsimile or other electronic means of communication. These persons will not receive additional or special compensation for such solicitation services. Chesapeake, directly or through one or more affiliates or representatives, may, at its own cost, also make additional solicitations by mail, telephone, facsimile or other contact in connection with the merger.

We made arrangements with [—] to assist in our solicitation of proxies for the special meeting and in communicating with stockholders regarding the merger agreement and the merger. We agreed to pay [—] a fee of approximately $[—] for proxy advisory services, a fee of $[—] for proxy solicitation services and to reimburse [—] for reasonable out-of-pocket expenses.

We will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions.

Questions and Additional Information

If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please call [—] toll-free at [—].

THE MERGER

This discussion of the merger is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Appendix A. You should read the entire merger agreement carefully as it is the legal document that governs the merger.

The merger agreement provides that Merger Sub will merge with and into the Company. The Company will be the surviving corporation in the merger and will continue to do business following the merger as an indirect wholly owned subsidiary of Chesapeake. As a result of the merger, the Company will cease to be a publicly traded company. You will not own any shares of the capital stock of the surviving corporation.

Merger Consideration

If the merger takes place, at the effective time of the merger (the “merger effective time”), each Company share outstanding immediately prior to the merger effective time will be converted automatically into the right to receive a cash amount equal to the offer price, without interest (the “merger consideration”). Notwithstanding the foregoing, the merger consideration will not be payable in respect of (i) Company shares directly owned by Chesapeake, Merger Sub or any other wholly owned subsidiary of Chesapeake, (ii) Company shares directly owned by the Company or any wholly owned subsidiaries of the Company and (iii) Company shares held by stockholders who validly exercise their appraisal rights under the DGCL (which shall instead be converted into the right to receive such consideration as shall be determined pursuant to Section 262 of the DGCL). Each Company share directly held by Chesapeake, Merger Sub or the Company immediately prior to the merger effective time will be automatically cancelled and retired, and no payment will be made with respect to such Company shares. Each Company share held by any wholly owned subsidiary of the Company or Chesapeake (other than Merger Sub) immediately prior to the merger effective time will remain outstanding, except that the number of those Company shares will be adjusted so that each such subsidiary owns the same percentage of the outstanding capital stock of the Company immediately following the merger effective time as it owned in the Company immediately prior to the merger effective time.

Background of the Merger

From time to time, we and our board of directors have engaged in the strategic review and evaluation of opportunities to achieve long-term strategic goals and enhance stockholder value. As part of this review process, our senior management has periodically made presentations to our board of directors regarding potential opportunities for business combinations, acquisitions and dispositions, and our board of directors has evaluated a variety of options in light of the business trends and other conditions affecting the company and the industry in which it operates. In addition, during the last several years, various parties, including investment bankers, other companies operating in the same or similar industries, and strategic and financial buyers, have informally raised with senior management the possibility of strategic acquisitions or combinations. As a result, since commencing operations in 2001, the Company has completed a number of strategic acquisitions and joint ventures and, more recently, has strategically disposed of various businesses and assets in response to challenges in the competitive environment and financial markets.

On October 27, 2010, a representative of Jefferies & Company, Inc. (“Jefferies”) contacted Zachary M. Graves, our Executive Vice President of Operations. Among other topics, the Jefferies representative suggested that Chesapeake was interested in growing its service assets as part of its ongoing vertical integration strategy and to meet drilling commitments and growth targets. In the event that Chesapeake was interested in acquiring the Company, Mr. Graves and the representative of Jefferies discussed that because of Chesapeake’s vertical integration strategy, it might result in a superior offer than could be obtained from another service company or financial buyer. At the time, Jefferies was not engaged on behalf of the Company or Chesapeake. Mr. Graves and the representative of Jefferies also discussed potential interest from a larger competitor of the Company’s (“Company A”). Mr. Graves indicated that the Company was willing to explore any transaction that offered the opportunity to enhance stockholder value, subject to appropriate authorization by our board of directors. Following the discussion with Jefferies, Mr. Graves contacted D. Frank Harrison, our Chairman of the Board and Chief Executive Officer, and Mark Dubberstein, our President, to apprise them of the discussion with Jefferies.

On October 29, 2010, a representative of Company A called Mr. Harrison to express interest in a potential business combination with the Company, with Company A as the surviving entity. Mr. Harrison indicated that the Company was willing to explore any transaction that offered the opportunity to enhance stockholder value, subject to appropriate authorization by our board of directors.

Also on October 29, 2010, a representative of Jefferies called Mr. Graves to confirm that Chesapeake was interested in discussing a potential acquisition of the Company. The representative of Jefferies also confirmed that Company A was similarly interested in a potential acquisition of the Company that would involve, as consideration, stock of Company A at a potential premium of no more than 15% to the then current trading price of our common stock, which had closed on October 28, 2010 at $4.26 per share, due to the disparity in trading multiples of the shares of Company A and the Company. At the time, Jefferies was not engaged on behalf of the Company, Company A or Chesapeake.

The Company did not receive any calls from any other potential suitor in close proximity to the October 27, 2010 call from Jefferies concerning Chesapeake and the October 29, 2010 calls concerning Company A.

On November 1, 2010, a representative of Jefferies sent an email to Mr. Graves suggesting a meeting at Chesapeake’s offices in Oklahoma City, Oklahoma, on November 10th or 11th to discuss a potential transaction with Chesapeake.

On November 4, 2010, our board of directors convened at a regular quarterly meeting. The Company’s board of directors was informed of the conversations that had taken place thus far with Jefferies and representatives of Chesapeake and Company A. Among other things, the Company’s board of directors discussed the potential that further discussions might yield an acceptable offer for the Company and authorized management to engage in further discussions that might result in an opportunity to enhance stockholder value. The board of directors did not discuss other transaction options, such as engaging in an auction process, at this time, but did authorize management to pursue all transactions that would enhance stockholder value.

On November 5, 2010, Jefferies provided a form of confidentiality agreement to management of the Company and Chesapeake. The same day, Mr. Graves and a representative of Jefferies discussed holding a meeting with representatives of Chesapeake on November 9, 2010, followed by a senior management meeting on November 10, 2010.

On November 9, 2010, Chesapeake and the Company negotiated and executed a confidentiality agreement. The same day, Mr. Graves and Bruce Humphries, our Senior Vice President of Rig Technology, met with representatives of Chesapeake to review the Company’s rig fleet and operations in detail.

On November 10, 2010, Messrs. Harrison, Graves, and Dubberstein of the Company and Mr. Matthew S. Porter, Chief Financial Officer of the Company, met with Aubrey McClendon, Chesapeake’s Chairman of the Board and Chief Executive Officer, Domenic J. Dell’Osso Jr., Chesapeake’s Chief Financial Officer, and other representatives of Chesapeake’s management and Jefferies, at which meeting they discussed our business, rig fleet and initiatives to reduce our indebtedness, including our ongoing strategic divestiture of some of our drilling rigs that were not suited to horizontal drilling in domestic shale plays. At the meeting, discussions ensued regarding additional financial and operational information concerning the Company’s drilling rigs that Chesapeake would require before it could establish a value for the Company.

On November 11, 2010, a representative of Jefferies contacted Mr. Graves to arrange a meeting at Chesapeake for November 12, 2010.

On November 12, 2010, Messrs. Graves and Porter met with Mr. Dell’Osso and Bryan Lemmerman, Chesapeake’s Director of Finance, at Chesapeake’s offices in Oklahoma City, at which meeting Messrs. Graves and Porter provided to Messrs. Dell’Osso and Lemmerman the additional financial and operational information requested by Chesapeake. The same day, a representative of Jefferies sent Mr. Graves a proposed timeline for negotiations regarding a potential transaction with Chesapeake.

On November 15, 2010, Mr. David Treadwell, our General Counsel, called each of the members of our board of directors to advise them, among other things, that a confidentiality agreement had been entered into with Chesapeake and to update them on the discussions that had occurred to date with Chesapeake and Company A.

During November 2010, representatives of the Company met or contacted various commercial banks regarding refinancing the Company’s senior secured credit facility. In conjunction with the Company’s strategic divestiture of certain drilling rigs that were not suited to horizontal drilling in domestic shale plays, the Company intended to acquire or construct advanced drilling rigs. To support those efforts, the Company sought to improve the terms and availability of borrowings under its senior credit facility, first by approaching its existing lender and subsequently by approaching various commercial banks. Ultimately these efforts, which were conducted in the ordinary course, proved unsuccessful.

On November 23, 2010, Mr. McClendon called Mr. Harrison, stating that Chesapeake would be interested, in acquiring the Company for approximately $200 million in cash, representing approximately $6.75 per Company share in cash, a 36% premium to the closing price of $4.96 per Company share on the previous trading day. Mr. Harrison indicated that he would discuss the matter with our board of directors.

Later the same day, a special meeting of our board of directors was convened to discuss Chesapeake’s proposal. Mr. Harrison advised the board, among other things, that Company A had expressed interest in a potential acquisition of the Company in a transaction and that a representative of Jefferies had confirmed that Company A expressed interest in a potential acquisition of the Company involving stock of Company A at a potential premium of no more than 15% over the current trading price of the Company shares, but he advised the board that there had been no recent progress in those discussions. Mr. Harrison also advised the board regarding his earlier discussion with Mr. McClendon and Chesapeake’s interest in pursuing an all cash acquisition of the Company for approximately $200 million, or $6.75 per Company share. Among other things, Mr. Treadwell provided an overview of the fiduciary duties of our board of directors under the circumstances and outlined the Company’s potential alternatives to a negotiated transaction with Chesapeake, including, but not limited to, rejecting Chesapeake’s interest, conducting an auction process, or adopting takeover defenses. As part of this discussion, the board of directors reviewed the most recent appraisal of the Company’s drilling rigs and related equipment and summary cash flow projections for the Company.

In considering the potential transactions with Chesapeake and Company A, our board of directors discussed, among other things, the prospects for improving Chesapeake’s proposal and Company A’s expression of interest and soliciting a superior proposal from any third party. Our board of directors considered the risks to our business, including the potential loss of its employees and customers, in the event of a prolonged effort to market the Company or extended negotiations with any potential acquirer. Our board of directors reviewed the two-year financial projections for the Company prepared by management on a routine basis each month by updating the previous month’s projections. Our board of directors also reviewed the assumptions underlying the projections, which included the assumption that growth would continue at a rate consistent with industry growth rates at the time and that the Company would have two newbuild Stallion drilling rigs online in the first or second quarter of 2012. Our board of directors reviewed the risks associated with the assumptions underlying the two-year financial projections, the value of the Company and the risks associated with our efforts to execute its business plan. Such risks are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. After an executive session of the independent directors of the Company, the board directed Mr. Harrison to request a written offer letter from Chesapeake that could properly be considered by the board.

On November 26, 2010, Mr. Harrison reiterated his request that Mr. McClendon formalize Chesapeake’s proposal in a letter, while indicating that he did not believe that $6.75 per Company share would be sufficient to gain the support of our board of directors. The same day, Mr. Harrison received a letter from Mr. McClendon affirming Chesapeake’s interest in acquiring the Company in an all cash transaction valued at $6.75 per Company share, subject only to the completion of customary due diligence and the negotiation of mutually acceptable definitive documentation. In the letter, Mr. McClendon requested a response by 5:00 pm, (Central Time), December 3, 2010.

On November 28, 2010, a special meeting of our board of directors convened to discuss the offer letter from Chesapeake. Mr. Treadwell provided, among other things, an overview for the board of its fiduciary duties under the circumstances and asked the board members whether they were financially interested in a transaction involving Chesapeake and/or not independent with respect to it. No such interest or conflict was noted, other than it was understood that restricted stock awards that directors received as part of their standard director compensation might vest on an accelerated basis and the change of control provisions in Mr. Harrison’s employment agreement would be triggered by the closing of the proposed transaction. Mr. Harrison advised the board regarding his previous discussion with Mr. McClendon, and Mr. Porter provided the board with an overview of the financial position of the Company, during and after which discussion ensued regarding the value of our assets and business, drilling contract durations and day rates, expectations of customers, and management’s financial projections for the Company. The discussion also involved micro and macro economic trends affecting the Company and its industry, current and anticipated oil and gas prices and other effects on demand for drilling rigs, including potential federal and state regulation of hydraulic fracturing, and the risks of executing our business plan, including the availability and cost of capital, the financing and timing risks of our initiation of a new build program, and the Company’s ability to secure drilling contracts. Such risks are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. Our board and management again discussed the risks to our business in pursuing a transaction and in expanding discussions to involve additional parties for similar sorts of transactions.

Our board of directors discussed and ultimately determined to retain Johnson Rice & Company L.L.C. (“Johnson Rice”) to act as our financial advisor to assist in negotiating a higher price and providing a fairness opinion in the event those efforts proved successful.

In executive session, the independent members of our board of directors discussed Chesapeake’s proposal and our financial prospects. After discussion, the board directed Mr. Harrison to contact Mr. McClendon to obtain additional detail on the proposed transaction, including any remaining diligence matters and the proposed structure of the transaction, authorized the engagement of Thompson & Knight as legal counsel with respect to the transaction, and directed management to work with Johnson Rice to provide the board with certain additional information and analyses regarding the value of the Company.

On November 29, 2010, Mr. Harrison met with Mr. McClendon and advised him that our board of directors had been apprised of the proposal letter and was in the process of considering it, and that he expected a response prior to the deadline contained in Mr. McClendon’s letter. Later that day, a special meeting of our board of directors was convened to update the board on the status of discussions to date and to provide the board with the additional information and analyses requested previously.

On December 1, 2010, a special meeting of our board of directors was convened. Also attending were a representative of Thompson & Knight and representatives of Johnson Rice. Earlier, copies of a memorandum summarizing the fiduciary duties of the board in considering a potential business combination had been distributed to each member of the Company’s board of directors, which the representative of Thompson & Knight reviewed with the board. A representative of Johnson Rice then reviewed Johnson Rice’s preliminary financial analysis of Chesapeake’s proposal, which included an overview of the Company’s peer companies and comparable companies trading multiple analysis, comparable company enterprise value to drilling rigs and rig horsepower analyses, and comparable transaction analysis based upon adjusted enterprise value to forward EBITDA multiples for the oil field services industry and drilling companies, as well as transaction premium and discount analysis relative to historical stock trading prices. Throughout this presentation, the Company’s board of directors asked questions regarding, and discussed, Johnson Rice’s analyses and questioned management about the assumptions it utilized in developing its financial projections for 2011 and 2012.

The Company’s board of directors also questioned management and Johnson Rice regarding the possibility of other potential transactions. Management and Johnson Rice then reviewed prior discussions and negotiations that had occurred with a variety of potential strategic and financial buyers over the prior two years, including more recent contacts with potential strategic buyers, none of which had progressed beyond preliminary discussions. Both management and Johnson Rice advised the Company’s board of directors that, based on their knowledge of the industry, the Company’s peers and financial investors, they did not believe it likely that a strategic or financial buyer would emerge with an interest in a business combination transaction with the Company at a premium in excess of that offered by Chesapeake, in conjunction with which Johnson Rice outlined its views as to the strategic considerations that prompted Chesapeake’s interest in the Company, which included, among other things, Johnson Rice’s belief that Chesapeake had an interest in acquiring additional drilling rigs.

The Company’s board of directors again discussed the risks and timing associated with executing the Company’s business plan, including the availability and cost of capital, the financing and timing risks of the Company’s initiation of a new build program, and the Company’s ability to secure drilling contracts. Such risks are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. The board considered the adequacy of the proposed transaction price of $6.75 per Company share in cash and the risk that Chesapeake would walk away if the board attempted to negotiate a higher price.

After an executive session of the Company’s independent directors, the Company’s board of directors directed Mr. Harrison to attempt to improve the price offered by Chesapeake, while allowing him the latitude to negotiate the best price he could obtain without unduly jeopardizing Chesapeake’s interest in pursuing the proposed transaction with the Company. The closing price of the Company’s common stock that day was $4.83 per share.

On December 2, 2010, Mr. Harrison informed Mr. McClendon that the Company might be interested in a transaction with Chesapeake if Chesapeake’s offer were improved to $7.50 per Company share, a 55% premium to the closing price of the Company’s common stock of $4.83 per share the previous day. Mr. McClendon stated that he considered that a rejection of Chesapeake’s offer.

On December 6, 2010, Mr. Harrison received a letter from Mr. McClendon withdrawing Chesapeake’s proposal letter dated November 26, 2010, stating that Chesapeake might be interested in revisiting a potential transaction with the Company after year-end. The parties had no further discussions regarding a potential transaction until March 27, 2011.

Prior to and subsequent to Chesapeake’s termination of discussions, Johnson Rice initiated conversations with several industry participants to assess their interest in engaging in a strategic transaction with the Company. Specifically, Johnson Rice contacted at least seven other potential transaction candidates, identified by Johnson Rice based on potential interest in a land drilling company and financial ability to move forward with a potential transaction. These contacts included conversations with three potential strategic transaction candidates referred to herein as Companies B, C, and D. Johnson Rice met with Company B on November 16, 2010 and Company C on December 8, 2010. Johnson Rice provided the Company’s management materials to both companies. Johnson Rice also provided management materials to Company D on December 21, 2010 and had several subsequent conversations with its management. Over the past year an additional four financial buyers were contacted, none of which had an interest in doing a transaction with the Company. None of these conversations progressed beyond preliminary discussions or resulted in any further conversations after the initial contact, as such other candidates did not express an interest in a transaction with the Company.

Commencing in mid-2010 and continuing into 2011, the Company pursued a strategy to improve its financial condition and lower its indebtedness by disposing of non-core businesses and assets, as well as drilling rigs that were not well suited to drilling horizontal wells in domestic shale plays. To that end, in mid-2010, the Company sold the assets comprising its trucking business, and in late 2010 it sold at auction substantially all of the assets constituting its well servicing business, as well as two complete drilling rigs and components comprising four other drilling rigs and ancillary equipment. From late 2010 to February 2011, the Company sold or had entered into agreements to sell 15 additional drilling rigs and ancillary equipment, reducing its total number of rigs to 22 at the end of February 2011. Proceeds from the rig sales were principally used to pay down the balance on the Company’s senior credit facility. That facility initially provided for revolving advances of up to $75.0 million and the borrowing base under the senior credit facility was initially $75.0 million. However, in recognition of the reduced collateral base resulting from these sales, on February 9, 2011, the Company and the lender amended the senior credit facility to reduce the lender’s commitment to $45.0 million.

In late 2010 and early 2011, the Company’s management began to explore the potential for an equity offering to further improve the Company’s finances and provide funding for its new build rig program. However, the Company’s ability to issue shares of common stock (or rights or warrants or other securities exercisable or convertible into or exchangeable for shares of common stock) at a consideration per share that is less than 95% of the market price of the Company’s common stock is limited by the terms of a warrant issued in conjunction with the Company’s entry into the senior credit facility, and the holder of the warrant declined the Company’s requests for a waiver of this provision, as a consequence of which the Company’s management ultimately determined that it was impracticable to move forward with an equity offering as it was believed unlikely such equity offering would be priced at 95% or greater than the market price of our common stock. The terms of the warrant are set forth in the Warrant Agreement attached as Exhibit 10.2 to our 8-K filed September 23, 2009.

On March 27, 2011, Mr. Harrison contacted Mr. McClendon to arrange a meeting at Chesapeake’s offices on the evening of March 27, 2011, to determine whether it made sense for the parties to revisit a potential transaction. At the meeting, Messrs. McClendon and Harrison were joined by Mr. Dell’Osso. At the conclusion of the meeting, the parties agreed to consider future discussions regarding a potential transaction without committing to a specific meeting date or schedule.

On March 30, 2011, a representative of Jefferies contacted Mr. Graves and requested updated financial information for the Company, and later that day Johnson Rice supplied Jefferies with the requested information.

On March 31, 2011, Mr. Lemmerman requested updated operating information for the Company, including information regarding the Company’s drilling fleet and its announced new-build program.

From March 31, 2011 through April 11, 2011, Jefferies requested from Johnson Rice certain additional financial and operating data for the Company, including, among other things, drilling rig status reports, drilling rig contract data, the February 2011 balance sheet, and information relating to our joint ventures in Mexico and Libya, which was supplied by Johnson Rice and the Company’s management.

On April 4, 2011, Mr. Harrison received a letter from Mr. McClendon indicating that Chesapeake remained interested in a potential acquisition of the Company and that, based upon the increase in the Company’s share price since Chesapeake’s initial proposal, it had revisited its valuation metrics and was prepared to offer $11.00 per Company share in cash, representing an approximately 2.8% discount to the previous day’s close of $11.32 per share, a 14% premium to the thirty day average market price of the Company’s common stock and a 45% premium to the ninety day average price. The letter indicated that the proposal was subject only to the completion of customary due diligence and the negotiation and execution of mutually acceptable definitive documentation. The same day, Messrs. Harrison and McClendon discussed Chesapeake’s proposal, during which Mr. Harrison requested that Chesapeake increase the price it had offered for the Company, to which Mr. McClendon responded that Chesapeake was not willing to increase its offer. After discussion, Mr. McClendon advised that Chesapeake would require tender support agreements from the Company’s two largest stockholders as a condition to the transaction.

On April 5, 2011, a special meeting of the Company’s board of directors was convened. Also attending were a representative of Thompson & Knight and representatives of Johnson Rice. Earlier, copies of the previously distributed memorandum summarizing the fiduciary duties of the board in considering a potential business combination were again distributed to each member of the Company’s board of directors. The representative of Thompson & Knight again reviewed the fiduciary duties of the board with the members of the Company’s board of directors and confirmed again that none of the directors were financially interested in a transaction involving Chesapeake and/or not independent with respect to it. No new interest or conflict was noted beyond those acknowledged at the board meeting held November 28, 2010.

The Company’s board of directors reviewed with management and Johnson Rice the possibility of other potential transactions. Management and Johnson Rice reviewed potential strategic buyers as well as discussions that had occurred with potential strategic and financial buyers, up to and including informal discussions within the last few weeks and months. None of these conversations had progressed beyond preliminary discussions, and because these parties were not interested in transactions at lower relative valuations for the Company (i.e., transactions valued at less than $11.00 per Company share), management and Johnson Rice expressed their opinion that it was unlikely that strategic or financial buyers would emerge with an interest in a business combination transaction with the Company at a premium in excess of that offered by Chesapeake (i.e., transactions valued at more than $11.00 per Company share). The Company’s board of directors discussed the Company’s prospects if it were to remain independent and the risks and timing associated with executing its business plan, including the availability and cost of capital, the financing and timing risks of the Company’s initiation of a new build program, and the Company’s ability to secure drilling contracts. Such risks are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. The Company’s board of directors and management discussed the risks to the Company’s business in pursuing a transaction to expand via acquisition of another drilling company’s land drilling fleet. It was determined that financing for the acquisition would result in substantial equity dilution and that the size of the potential acquisition made it unlikely that the Company would be successful in consummating the potential acquisition. The Company’s board of directors and management also discussed the risks in expanding discussions to involve additional parties to seek a superior transaction, including the potential for management distraction, loss of employees and loss of customers.

At the meeting, a representative of Johnson Rice then reviewed its updated preliminary financial analysis of Chesapeake’s proposal, which included updated analyses from those contained in Johnson Rice’s presentation on December 1, 2010, as well as a comparison of the returns on $100 invested in land drilling companies over the past twelve months. Throughout this presentation, the Company’s board of directors asked questions regarding and discussed these analyses and questioned management about the assumptions it utilized in developing its financial projections for 2011 and 2012. Considerable attention was paid to the fact that the trading price of the Company’s common stock that day was $11.19 per Company share, down from $11.34 per Company share the day before and, in any event, higher than the proposed Chesapeake offer price. The Company’s board of directors requested information from management and Johnson Rice regarding, and discussed the factors influencing, the trading price of the Company’s common stock. The Company’s board of directors was advised that the Company’s stock price was trading substantially above its historical and peer company averages on various metrics. The Company’s board of directors was advised that over time the Company’s valuation was expected to return to historical multiples as Johnson Rice found no reason to believe that the price, and hence the Company’s valuation multiples, should continue to trade substantially above its historical and peer company averages.

The Company’s board of directors considered the adequacy of the proposed transaction price of $11.00 per Company share in cash and the risk that Chesapeake would terminate discussions rather than negotiate a higher price. The board inquired about contractual provisions that could be included in any potential definitive documentation that might permit the Company to solicit or pursue an unsolicited offer from a third party in the event it was superior to Chesapeake’s offer.

Following an executive session of the independent members of the Company’s board of directors, the board directed Mr. Harrison to communicate to Mr. McClendon that it was interested in a potential transaction with Chesapeake but at a higher price. The board authorized Mr. Harrison to move forward with the exchange of draft documentation for the transaction while price discussions were pending, and authorized management to determine whether the Company’s two largest stockholders would enter into tender support agreements required by Chesapeake. The board established a negotiating committee composed of Messrs. House and Snipes to facilitate rapid negotiations with Chesapeake as to the terms of definitive documentation should negotiations progress.

On April 7, 2011, Messrs. Harrison and Graves met with Mr. McClendon at Chesapeake’s offices in Oklahoma City, Oklahoma and requested that Chesapeake improve its offer relative to the recent trading price of the Company’s common stock, which earlier in the week had closed higher than Chesapeake’s offer. Mr. McClendon responded that Chesapeake was not willing to increase the price that it had offered. The parties agreed to progress with the production and negotiation of definitive documentation for the proposed transaction pending further deliberations regarding price.

On April 8, 2011, Mr. McClendon notified Mr. Harrison that a draft merger agreement would be available by the evening of April 10th, at the earliest. Mr. Harrison again requested that Chesapeake consider increasing the price that it had offered for the Company, and Mr. McClendon again indicated that Chesapeake was unwilling to do so, and that $11.00 per Company share was its final price. On April 8, 2011, the closing price of the Company shares had fallen to $10.40 per Company share.

On April 10, 2011, Mr. McClendon forwarded a draft merger agreement to Mr. Harrison. The draft merger agreement contemplated, among other things, a two-step transaction in which Chesapeake would commence a tender offer for all of the outstanding Company shares, followed by a merger in which all remaining stockholders of the Company (other than any Company shares held by Chesapeake, Merger Sub, the Company or any wholly owned subsidiary of the Company or Chesapeake, and any Company shares held by stockholders who validly exercise their appraisal rights in connection with the merger) would receive the same consideration as paid in the tender offer. The tender price and the merger consideration, although not reflected in the draft merger agreement, were at Chesapeake’s offer price of $11.00 per Company share, without interest. The conditions to the proposed transaction in the draft merger agreement also contemplated the receipt of executed tender offer support agreements from the Company’s two largest stockholders, Third Avenue, on behalf of its investment advisory clients, and Carso, regarding Company shares that they beneficially owned and that constituted, in the aggregate, approximately 32% of the Company shares.

On April 12, 2011, a special meeting of the Company’s board of directors was convened. Also attending were a representative of Thompson & Knight, a representative of Richards Layton & Finger, P.A., special Delaware counsel to the Company (“Richards Layton”), and representatives of Johnson Rice. Earlier, the board had been provided with memoranda summarizing the structure of the proposed transaction and material terms of the merger agreement. The representative of Thompson & Knight reviewed these summaries and the terms of the draft merger agreement with the Company’s board of directors, with particular focus on the provisions in the draft merger agreement that limited the Company’s ability to solicit alternative proposals, respond to unsolicited proposals, allowed the Company’s board of directors to change its recommendation in favor of the proposed transaction or terminate the merger agreement. Representatives of Thompson & Knight and Richards Layton responded to questions from the board regarding the proposed terms of the transaction, the provisions of the merger agreement and the board’s fiduciary duties under the circumstances. The Company’s board of directors and its legal advisors discussed various proposals to modify the provisions of the proposed merger agreement in a manner that would provide greater flexibility to the Company to solicit a superior proposal, respond to an unsolicited proposal and terminate the merger agreement in the event that it received a superior proposal, as well as modifications to other provisions of the merger agreement that would make it more difficult for Chesapeake to terminate the merger agreement on the basis of certain events.

Specifically to ensure that the negotiation of the merger agreement with Chesapeake would not foreclose the possibility of achieving even greater value for the Company’s stockholders, the Company’s board of directors instructed the Company’s management and legal counsel to seek a provision allowing the Company a reasonable period to solicit competing proposals from third parties and to permit the Company to terminate the agreement to accept a superior proposal, subject to payment of an appropriate break-up fee.

Also on April 12, 2011, Johnson Rice contacted Jefferies and asked that it communicate to Chesapeake that it consider increasing its offer for the Company to $11.50 per Company share. On April 12, 2011, representatives of each of Third Avenue and Carso indicated to the Company that each of such stockholder would be willing to support a potential transaction with Chesapeake at an offer price of $11.00 per Company share, without interest, subject to the negotiation of acceptable documentation. The Company conveyed this willingness to Chesapeake and requested that draft tender support agreements be provided to the Company.

In the afternoon of April 12, 2011, Wachtell, Lipton, Rosen & Katz (“Wachtell Lipton”), as counsel to Chesapeake, delivered a draft tender support agreement to the Company. The draft tender support agreement contemplated, among other things, subject to limited specified exceptions, that the stockholder executing the tender support agreement would tender into the offer, and not withdraw, all outstanding shares beneficially owned by them as of the date of the tender support agreement or acquired by them after such date. In addition, the tender support agreement also contemplated that the stockholder executing the tender support agreement would, subject to certain exceptions, vote their Company shares in favor of the merger and to refrain from disposing of its shares and soliciting alternative acquisition proposals to the merger. The Company transmitted the draft tender support agreement to each of Third Avenue and Carso.

In the morning of April 13, 2011, representatives of Chesapeake and the Company, together with their respective financial and legal advisors, held a telephonic conference to discuss certain aspects of the draft merger agreement, including the Company’s request that (1) the merger agreement include a “go shop” provision allowing the Company to seek alternative takeover proposals after the execution of the proposed merger agreement, (2) the termination fee payable by the Company under the circumstances set forth in the merger agreement be lowered to 3% from 4.75% of the equity value of the Company (as proposed by Chesapeake) and (3) the “tail” period during which the termination fee is payable by the Company if an alternative transaction is entered into during such period be shortened to 9 months from 18 months from the termination of the merger agreement (as proposed by Chesapeake). In response, Chesapeake indicated that it was willing to lower the termination fee to 4% of the equity value of the Company and to shorten the “tail” period to 15 months from the termination of the merger agreement. Later that evening, Thompson & Knight delivered a revised version of the merger agreement to Wachtell Lipton that incorporated the items discussed on the earlier conference call, as well as a draft of the disclosure schedules to the merger agreement that had been prepared by the Company. Negotiations between Chesapeake and the Company, and their respective counsel, regarding the merger agreement continued until it was agreed upon through the execution of the merger agreement on April 14, 2011. During this period, simultaneous negotiations were ongoing regarding the terms of the tender support agreements.

Also on April 13, 2011, Messrs. Graves and Porter met with Messrs. Dell’Osso and Lemmerman to discuss various operational matters affecting the Company that were reflected in the disclosure schedules delivered to Chesapeake the previous day. Later, they were joined by members of Chesapeake’s human resources department and discussed the compensation and benefits received by the Company’s field employees and related matters. The same day, Jefferies responded to Johnson Rice that Chesapeake had responded that $11.00 per Company share was Chesapeake’s final and best offer. The closing price of the Company’s common stock on that day was $9.65 per share.

In the early morning of April 14, 2011, Wachtell Lipton provided a revised draft of the merger agreement to Thompson & Knight. The revised draft of the merger agreement contemplated a termination fee of 3.85% of the equity value of the Company and a “tail” period of 15 months from the termination of the merger agreement. In addition, in response to comments from Thompson & Knight, it also included more permissive language relating to the ability of the Company’s board of directors to take certain actions in response to an unsolicited alternative takeover proposal.

Later in the morning of April 14, 2011, representatives of the Company contacted representatives of Chesapeake to request that the termination fee be further lowered to 3.5% of the equity value of the Company and that the “tail” period be shorted to 12 months from the termination of the merger agreement. The Company and Chesapeake then held a telephonic conference, together with their respective financial and legal advisors, during which Chesapeake and the Company agreed to a termination fee of 3.85% of the equity value of the Company and a “tail” period of 12 months after termination of the merger agreement.

Also in the afternoon on April 14, 2010, a special meeting of the Company’s board of directors was convened. Also attending were a representative of Thompson & Knight, a representative of Richards Layton and representatives of Johnson Rice. The representative of Thompson & Knight reviewed the negotiated terms of the merger agreement with the board, with particular focus on the provisions that limited the Company’s ability to solicit alternative proposals, respond to unsolicited proposals, change its recommendation in favor of the proposed transaction and terminate the merger agreement. Representatives of Johnson Rice then reviewed with the board their fairness opinion analysis, which included updated analyses presented previously, as well as discounted cash flow analyses. Upon completion of the discussion, representatives of Johnson Rice delivered Johnson Rice’s oral opinion, which was subsequently confirmed in writing, that subject to specified assumptions and limitations, the consideration to be received by the holders of Company shares in the transaction was fair, from a financial point of view, to such stockholders (other than dissenting stockholders and the Company, Chesapeake, and their respective subsidiaries). The full text of Johnson Rice’s written fairness opinion is set forth in Appendix B and should be read carefully in its entirety in conjunction with the description set forth in “Opinion of Johnson Rice” below.

With the benefit of the foregoing presentation and advice, and based on its review of all the relevant factors, including, without limitation, the terms of the merger agreement, the business prospects of, and alternatives available to, the Company, and the fairness opinion of Johnson Rice, the Company’s board of directors unanimously approved the merger agreement in all respects, determined that the merger agreement, the offer, the merger and other transactions contemplated in the merger agreement were fair to, advisable and in the best interests of the Company and its stockholders, recommended that the stockholders of the Company accept the offer and tender their Company shares pursuant to the offer and recommended that the stockholders of the Company adopt the merger agreement, to the extent such adoption might be required by applicable law.

During the evening of April 14, 2011, the merger agreement was executed by officers of Chesapeake and the Company, and, Third Avenue and Carso each executed tender support agreements in which they agreed, among other things, to tender all of the Company shares beneficially owned by them or over which they otherwise have dispositive power to Chesapeake in the tender offer contemplated in the merger agreement.

On April 15, 2011, before the opening of trading in their respective stocks, Chesapeake issued a press release publicly announcing the execution of the merger agreement with the Company and the execution of the tender support agreements by Third Avenue and Carso.

Since the announcement of the proposed offer and merger, ten putative class action lawsuits have been filed by purported stockholders of the Company. See “The Merger – Litigation Related to the Merger” for additional information concerning these lawsuits.

On April 26, 2011, Merger Sub commenced the offer.

On May 2, 2011, Chesapeake and the Company received notification that the Antitrust Division and FTC have granted early termination of the waiting period applicable under the HSR Act in connection with the offer. Termination of the waiting period under the HSR Act satisfies one of the conditions necessary for the consummation of the offer and merger.

Recommendation of our Board of Directors; Reasons for the Merger

On April 14, 2011, our Board of Directors unanimously (i) declared that the merger agreement and the transactions contemplated therein are fair to, advisable and in the best interests of the Company and its stockholders, (ii) approved and declared advisable the merger agreement and the transactions contemplated therein in accordance with the requirements of the DGCL and (iii) recommended that the Company’s stockholders adopt the merger agreement.

Our Board of Directors considered numerous factors, including the following factors, each of which is supportive of its decision to approve the merger agreement and the transactions contemplated therein and recommend that the Company’s stockholders adopt the merger agreement:

•

Premium to Market Price. The Company’s board of directors reviewed the historical market prices, volatility and trading information with respect to the Company shares. Specifically, the board noted that the $11.00 price to be paid for each Company share in the offer and the merger represented a 6% premium over the then most current closing price prior to the approval of the merger by the Company’s board of directors, a 14% premium over the closing price 30 trading days prior to the approval of the merger, a 69% premium over the closing price 60 trading days prior to the approval of the merger and a 120% premium over the closing price 90 trading days prior to the approval of the merger.

•

The Company’s Business and Financial Condition and Prospects. The familiarity of the Company’s board of directors with the business, operations, prospects, business strategy, properties, assets, cash position and financial condition of the Company, and the relative certainty of realizing in cash a compelling value for Company shares in the offer compared to the risk and uncertainty associated with the operation of the Company’s business (including the risk factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010) in a cyclical industry and highly volatile and unpredictable financial environment.

•

Review of Potential Acquirers and Other Strategic Alternatives. The belief by the Company’s board of directors, after a thorough, independent review of potential acquirers and discussions with the Company’s management and advisors, that the value offered to stockholders in the offer and the merger was more favorable to the stockholders of the Company than the potential value that might have resulted from other strategic opportunities reasonably available to the Company, including remaining an independent Company and pursuing the Company’s strategic plan, or pursuing a business combination transaction with another party, in each case taking into account the potential benefits, risks and uncertainties associated with those other opportunities.

•

Risks of Remaining Independent. The assessment by the Company’s board of directors, after discussions with the Company’s management and advisors, of the risks of remaining an independent public company and pursuing the Company’s strategic plan in the cyclical and highly competitive land drilling industry where competitors are actively adding additional capacity.

•

Negotiations with Chesapeake. The course of negotiations between the Company and Chesapeake, resulting in an offer price increase totaling $4.25, or 63%, in the price per Company share offered by Chesapeake, and improvements to the terms of the merger agreement in connection with those negotiations, and our board’s belief based on these negotiations that this was the highest price per Company share that Chesapeake was willing to pay and that these were the most favorable terms to the Company to which Chesapeake was willing to agree.

•

Likelihood of Completion. The belief of the Company’s board of directors that the offer and the merger likely will be completed, based on, among other things, the absence of a financing condition or any condition requiring third party consents, Chesapeake’s representation that it has sufficient financial resources to pay the aggregate offer price and the merger consideration, the limited number of conditions to the offer and merger, and the tender support agreements entered into by certain stockholders of the Company that beneficially own approximately 32% of the outstanding Company shares.

•

Johnson Rice’s Opinion. The opinion of Johnson Rice, dated April 14, 2011 and based upon and subject to the various assumptions and limitations set forth in such opinion, that, as of the date of such opinion, the consideration to be received by the stockholders of the Company as set forth in the merger agreement is fair, from a financial point of view, to the Company’s stockholders (other than dissenting stockholders and the Company, Chesapeake, and their respective subsidiaries).

•

Tender Offer Structure. The fact that the transaction is structured as a tender offer, with cash consideration delivered to the Company’s stockholders promptly upon closing of the tender offer, reducing the period of uncertainty during the pendency of the transaction on stockholders, employees and customers, with a second-step merger in which stockholders who do not tender their Company shares in the offer will also receive the offer price.

•

Cash Consideration. The form of consideration to be paid to holders of Company shares in the offer and merger is cash, which will provide certainty of value and liquidity to the Company’s stockholders.

•

Terms of the Merger Agreement. The terms of the merger agreement, including the ability of the Company to consider and respond, under certain circumstances specified in the merger agreement, to an unsolicited, bona fide written proposal for a business combination from a third party prior to the Acceptance Time.

•

Board of Directors’ Ability to Withdraw or Change its Recommendation. The ability of the Company’s board of directors under the merger agreement, to withdraw or modify its recommendation in favor of the offer and the merger under certain circumstances, including its ability to terminate the merger agreement in connection with a superior offer, subject to payment of a termination fee of $13.0 million and reimbursement of expenses up to $1.5 million.

•

Reasonableness of Termination Fee. The termination fee and expense reimbursement payable by the Company to Chesapeake in the event of certain termination events under the merger agreement and our board’s determination that the termination fee and expense reimbursement are within the customary range of termination fees and expense reimbursement obligations for transactions of this type.

•

Availability of Appraisal Rights. The availability of statutory appraisal rights to the Company’s stockholders who do not tender their Company shares in the offer and otherwise comply with all the required procedures under the DGCL, which allows such stockholders to seek judicial determination of the fair value of their Company shares as determined by the Delaware Court of Chancery.

In the course of its deliberations, the Company’s board of directors also considered a variety of risks and other countervailing factors related to entering into the merger agreement and the transactions contemplated therein, including:

•	the restrictions that the merger agreement imposes on soliciting competing proposals;

•	the limitations that the merger agreement imposes on terminating the merger agreement to pursue a superior proposal;

•

the fact that we must pay Chesapeake a termination fee of $13.0 million plus reimbursement of expenses of up to $1.5 million if our of directors subsequently changes its recommendation to our stockholders in a manner that is adverse to Chesapeake or if the Company terminates the merger agreement to enter into definitive agreement with respect to a Superior Proposal (as defined in the merger agreement), subject to the terms of the merger agreement;

•

the possibility that the termination fee and expense reimbursement payable by us to Chesapeake may discourage other potential bidders and, if the merger agreement is terminated and the offer is not completed, limit the our ability to engage in another transaction for up to 12 months following the termination date;

•

the risks and costs to the us if the transaction does not close, including the diversion of management and employee attention, potential employee attrition and the potential disruptive effect on business and customer relationships;

•

the restrictions on the conduct of the Company’s business prior to the completion of the transaction, requiring the Company to conduct its business in the ordinary course of business, and to use its reasonable best efforts to preserve intact its business organization, and to preserve its existing business relationships, subject to specific limitations, which may delay or prevent the Company from undertaking business opportunities that may arise pending completion of the offer and the merger;

•

the fact that the Company’s executive officers and directors may have interests in the transaction that are different from, or in addition to, those of the Company’s other stockholders, as more fully described above under the caption “The Merger — Interests of Certain Persons in the Merger”; and

•

the fact that the all-cash consideration would be a taxable transaction to the holders of Company shares that are U.S. persons for U.S. federal income tax purposes and that the tendering of shares in the offer would eliminate the opportunity for stockholders to participate in the future growth and earnings of the Company.

The foregoing discussion of the factors considered by the Company’s board of directors is intended to be a summary, and is not intended to be exhaustive, but does set forth the principal factors considered by our board. After considering these factors, the Company’s board of directors concluded that the positive factors relating to the merger agreement and the transactions contemplated therein outweighed these risks and countervailing factors.

Opinion of the Company’s Financial Advisor

Opinion

The Company retained Johnson Rice to act as the financial advisor to the Company’s board of directors in connection with the offer and merger. Johnson Rice is an internationally recognized investment banking firm that specializes in the energy industry and is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, initial public offerings, secondary distributions of listed and unlisted securities and private placements. The Company selected Johnson Rice to act as financial advisor to the Company’s board of directors in connection with the offer and merger on the basis of Johnson Rice’s experience in similar transactions, its reputation in the investment community and its familiarity with the Company and its business.

On April 14, 2011, Johnson Rice delivered to the Company’s board of directors a written opinion to the effect that, based on and subject to various assumptions and limitations described in its opinion, as of April 14, 2011, the $11.00 per Company share in cash to be received by the stockholders of the Company as set forth in the merger agreement (other than dissenting stockholders and the Company, Chesapeake and their respective subsidiaries) is fair, from a financial point of view, to such stockholders.

The full text of Johnson Rice’s written opinion to the Company’s board of directors, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Appendix B hereto and is incorporated by reference herein in its entirety. The following summary of Johnson Rice’s opinion is qualified in its entirety by reference to the full text of the opinion. Johnson Rice delivered its opinion to the Company’s board of directors for the benefit and use of the Company’s board of directors (in its capacity as such) in connection with and for purposes of its evaluation of the consideration to be received by the stockholders of the Company in the merger from a financial point of view. Johnson Rice’s opinion does not address any other aspect of the offer and merger and does not constitute a recommendation to any stockholder of the Company as to whether any such stockholder should tender such stockholder’s Company shares or how to vote or act in connection with the proposed offer and merger.

In connection with rendering its opinion, Johnson Rice, among other things:

•	reviewed and analyzed the draft merger agreement dated as of April 14, 2011;

•

reviewed and analyzed the draft tender support agreements dated as of April 14, 2011 to be entered into by certain stockholders of the Company holding in the aggregate approximately 32% of the outstanding Company shares;

•

reviewed and analyzed the financial statements and other publicly available information concerning the Company, including the Company’s Annual Reports on Form 10-K for each of the years in the three-year period ended December 31, 2010; the Company’s Quarterly Reports on Form 10-Q for each of the quarters in the three-year period ended September 30, 2010; the Company’s Current Reports on Form 8-K filed over the preceding two years; the Company’s definitive Proxy Statement on Schedule 14A filed on November 4, 2010; and the Company’s Form S-3 filed on May 22, 2007;

•

reviewed and analyzed the Company’s preliminary financial and operating results and preliminary financial statements with respect to the quarter ended March 31, 2011 prepared by management of the Company;

•

reviewed and analyzed certain other internal information, primarily financial in nature, which was provided to Johnson Rice by the Company, relating to the Company, including internal financial forecasts prepared by management of the Company;

•	reviewed and analyzed certain publicly available information concerning the trading of, and the trading market for, the Company shares;

•

reviewed and analyzed certain publicly available information with respect to certain other companies that Johnson Rice believed to be comparable to the Company and the trading markets for certain of such companies’ securities;

•

reviewed and analyzed certain publicly available information concerning the estimates of the future operating and financial performance of the Company and the comparable companies prepared by industry experts unaffiliated with the Company;

•	reviewed and analyzed certain publicly available information concerning the nature and terms of certain other transactions considered relevant to Johnson Rice’s analysis;

•	met with certain officers and employees of the Company to discuss the foregoing and other matters that Johnson Rice believed relevant to its analysis; and

•	considered such other information, financial studies, analyses and investigations, and financial, economic and market criteria that Johnson Rice deemed relevant.

In arriving at its opinion, Johnson Rice did not independently verify (and did not assume any responsibility or liability for independently verifying) any of the foregoing information and relied on such information being complete and accurate in all material respects. With respect to the financial forecasts, the Company’s management informed Johnson Rice, and Johnson Rice assumed, that such financial forecasts had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company’s management as to the future financial performance of the Company. Johnson Rice also assumed that the final/execution versions of the transaction documents, including the merger agreement and the tender support agreements, would be substantially the same as the drafts of such documents that Johnson Rice reviewed and that the offer and the merger would be consummated in accordance with the terms set forth in the merger agreement without any waiver, amendment or delay of any terms or conditions. Johnson Rice also assumed that the representations and warranties made by the Company and Chesapeake in the transaction documents, including the merger agreement and the tender support agreements are and will be true and correct in all respects material to its analysis. Johnson Rice also assumed that in connection with the receipt of all necessary governmental, regulatory or other approvals and consents required for the merger agreement, no delays, limitations, conditions or restrictions would be imposed that would have a material adverse effect on the receipt of the offer price by the stockholders of the Company. Johnson Rice is not a legal, tax or regulatory advisor and has relied upon, without independent verification, the assessment of the Company and its legal, tax and regulatory advisors with respect to such matters. Johnson Rice did not perform any tax analysis, nor was Johnson Rice furnished with any such analysis. Johnson Rice did not conduct, and was not provided with any valuation or appraisal of any assets or liabilities, nor did it evaluate the solvency of the Company or Chesapeake under any state or federal laws relating to bankruptcy, insolvency or similar matters.

In conducting its analysis and arriving at its opinion, Johnson Rice considered such financial and other factors as Johnson Rice deemed appropriate under the circumstances including, among others, the following: (i) the historical and current financial position and results of operations of the Company; (ii) the business prospects of the Company; (iii) the historical and current market for the Company shares and for the equity securities of certain other companies believed to be comparable to the Company; and (iv) the nature and terms of certain other acquisition transactions that Johnson Rice believes to be relevant, including premiums paid, if any, in such other acquisition transactions. Johnson Rice also took into account its assessment of general economic, market and financial conditions and its experience in connection with similar transactions and securities’ valuation generally. Johnson Rice’s opinion necessarily is based upon conditions as they existed and could be evaluated on, and on the information made available at, April 14, 2011. Events occurring after such date may affect Johnson Rice’s opinion and the assumptions used in preparing it, and Johnson Rice does not assume any obligation to update, revise or reaffirm its opinion.

Johnson Rice’s opinion is for the information of the Company’s board of directors only. Johnson Rice’s opinion does not address the Company’s underlying business decision to pursue the offer and the merger or the relative merits of the offer and the merger as compared to any alternative business strategies or transactions that might exist for the Company. Johnson Rice’s opinion does not constitute a recommendation as to whether any holder of the Company shares should tender such shares pursuant to the offer or how any holder of the Company shares should vote on the merger or any matter relating thereto. In addition, Johnson Rice was not asked to address, and its opinion did not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the Company, other than holders of the shares (other than with respect to dissenting shares and shares held by the Company, Chesapeake and their respective subsidiaries). Johnson Rice expressed no opinion as to the price at which the Company shares will trade at any time. Johnson Rice did not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable or to be received by any of the Company’s officers, directors or employees, or any class of such persons, in connection with the offer and the merger relative to the consideration to be received by holders of the Company shares. Johnson Rice’s opinion was authorized by the Fairness Committee of Johnson Rice.

The following represents a brief summary of the material financial analyses presented by Johnson Rice to the Company’s board of directors in connection with its opinion. The following summary, however, does not purport to be a complete description of the financial analyses performed by Johnson Rice. The order of analyses described does not represent relative importance or weight given to those analyses by Johnson Rice. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Johnson Rice’s financial analyses. Considering the summary data and tables alone without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Johnson Rice. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before April 14, 2011 and is not necessarily indicative of current market conditions.

Company Financial Analysis. Johnson Rice reviewed the Company’s historical and projected financial performance including the Company’s historical balance sheets, historical free cash flow results, historical return on capital, and historical and projected revenue, EBITDA, cash flow per share and diluted earnings per share.

Selected Companies Analysis. Johnson Rice reviewed and compared certain financial information of the Company to corresponding financial information, ratios and public market multiples for the following publicly traded corporations in the land drilling industry at the time of the analysis:

•	Helmerich & Payne, Inc.;

•	Patterson-UTI, Inc.;

•	Pioneer Drilling Company;

•	Precision Drilling Company;

•	Union Drilling, Inc.; and

•	Unit Corporation.

Although none of the selected companies is directly comparable to the Company, the companies included were chosen because, like the Company, they are publicly traded land drilling companies operating primarily in North America.

Johnson Rice calculated and compared various financial multiples and ratios of the selected companies based on SEC filings by the respective companies and the mean of estimates of securities research analysts obtained from Capital IQ. The multiples and ratios of the Company were based on information from SEC filings and Capital IQ data. The multiples and ratios of the Company and of the selected companies were calculated using closing prices on April 14, 2011. Johnson Rice calculated the enterprise value of each company as the sum of the market value of its common equity, the book values of its preferred stock (where applicable), and debt minus cash and cash equivalents. Johnson Rice calculated the adjusted enterprise value by subtracting certain non-rig businesses from the enterprise value when analyzing adjusted enterprise value divided by total rigs and total rig horsepower. Total rigs and total rig horsepower were obtained from publicly available information for each selected company. The results of these analyses are summarized as follows:

	Range(1)	Mean(1)	Median	Company at April 14, 2011 (Consensus)	Company at Offer ($11.00) (Consensus)
Ratio of Enterprise Value to:
2010 EBITDA	6.8-11.5x	9.4x	9.6x	16.1x	17.2x
2011 EBITDA	5.2-7.3x	6.0x	5.5x	8.1x	8.6x
2012 EBITDA	4.0-6.6x	5.2x	4.8x	6.6x	7.1x

Ratio of Share Price to:
2010 Cash Flow Per Share	7.2-13.2x	10.0x	9.7x	9.2x	9.8x
2011 Cash Flow Per Share	4.9-9.3x	6.5x	5.8x	8.1x	8.6x
2012 Cash Flow Per Share	4.5-8.6x	5.8x	5.1x	7.2x	7.6x

Adjusted Enterprise Value Divided By:
Total Rigs (millions)	$4.2-$24.4	$11.7	$10.5	$13.9	$14.8
Total Horsepower (dollars)	$5,134-$17,585	$10,099	$9,509	$11,162	$11,912

(1)	Excluding the Company.

Selected Transactions Analysis. Johnson Rice analyzed certain information relating to eight selected land drilling transactions since 2001. For each of the selected transactions and for the transaction contemplated by the Agreement and Plan of merger, Johnson Rice calculated and compared the ratio of the transaction value to the projected forward annual EBITDA at the time of the transaction. The following table summarizes this analysis:

Ratio of Transaction Value to: Projected EBITDA

High	8.3x
Mean	6.4x
Median	6.9x
Low	3.5x
Proposed Offer (Projected EBITDA multiples based on 2011 consensus estimates)	8.6x

Johnson Rice also analyzed certain information relating to 30 selected energy service transactions since 2001. For each of the selected transactions and for the transaction contemplated by the merger agreement, Johnson Rice calculated and compared the ratio of the transaction value to the projected forward annual EBITDA at the time of the transaction. The following table summarizes this analysis:

Ratio of Transaction Value to: Projected EBITDA

High	11.3x
Mean	6.4x
Median	6.0x
Low	3.1x
Proposed Offer (Projected EBITDA multiples based on 2011 consensus estimates)	8.6x

Discounted Cash Flow Analysis. Johnson Rice performed a discounted cash flow analysis on the Company for the projected years ended December 31, 2011 and 2012, and fiscal years 2013 through 2015. Johnson Rice considered three projection cases. Each case utilized management’s projections for the projected year ended December 31, 2011 and December 31, 2012, which included the addition of two new drilling rigs by year end 2011. The “base case” analysis reflects the following: (a) management projections for 2011 and 2012; (b) after 2012, daily operating margin and rig utilization is held constant through fiscal year 2015 at 2012 levels; and (c) after 2012, capital expenditures remain constant at a minimum maintenance level through 2015. The “high case” analysis reflects the following: (a) management projections for 2011 and 2012; (b) after 2012, daily operating margins are increased by 10% per year in 2013, 2014, and 2015, respectively and utilization is held constant at 95% through 2015; and (c) after 2012, capital expenditures remain constant at a minimum maintenance level through 2015. The “low case” analysis reflects the following: (a) management projections for 2011 and 2012; (b) after 2012, daily operating margins are decreased by 10% per year in 2013, 2014, and 2015, respectively and utilization is held constant at 85% through 2015; and (c) after 2012, capital expenditures remain constant at a minimum maintenance level through 2015. Johnson Rice, in consultation with the Fairness Committee of Johnson Rice, determined that the daily operating margins in the “high case” and “low case” analysis should be increased or decreased, respectively, by 10% per year in 2013, 2014, and 2015, based upon its knowledge and expertise, both of finance in general and as applied to publicly traded land drilling companies in North America.

Johnson Rice calculated illustrative implied present values of free cash flows for the projected years ended December 31, 2011 and 2012, and fiscal years 2013 through 2015, and illustrative implied terminal values, using the weighted average cost of capital as a discount rate. The weighted average cost of capital was 14.68% and was equivalent to the cost of equity as the Company had no long term debt as of this analysis. The cost of equity was calculated using the Capital Asset Pricing Model which was calculated using information published on Bloomberg, which included an expected market return of 10.46%, a risk free rate of 3.49%, and a beta of 1.61.

Free cash flows were calculated by subtracting changes in working capital and capital expenditures from projected EBITDA in each of the periods. Johnson Rice calculated illustrative terminal values for the Company based on multiples ranging from 4.5x to 6.5x in each of the cases by a projected mid-cycle EBITDA and discounting that value back from 2015.

This analysis resulted in implied per share values ranging from $7.66–$9.21, in the “base case” scenario, $8.75–$10.30, in the “high case” scenario, and $6.30–$7.84, in the “low case” scenario.

Transaction Premium Analysis. Johnson Rice also analyzed the financial consideration to be received by the stockholders of the Company as set forth in the merger agreement in relation to the historical market closing prices of the Company shares and the historical average market closing prices of the shares over different time periods.

This analysis indicated that the price per Company share to be paid to stockholders of the Company pursuant to the merger agreement represented:

•	A premium of 6% relative to the closing market price as of April 14, 2011;

•	A discount of 3% relative to the closing price 10-trading days prior to April 14, 2011;

•	A premium of 4% relative to the 10-trading day average market closing price through April 14, 2011;

•	A premium of 14% relative to the closing price 30-trading days prior to April 14, 2011;

•	A premium of 6% relative to the 30-trading day average market closing price through April 14, 2011;

•	A premium of 69% relative to the closing price 60-trading days prior to April 14, 2011;

•	A premium of 22% relative to the 60-trading day average market closing price through April 14, 2011;

•	A premium of 120% relative to the closing price 90-trading days prior to April 14, 2011;

•	A premium of 34% relative to the 90-trading day average market closing price through April 14, 2011;

•	A premium of 43% relative to the closing price year-to-date to April 14, 2011;

•	A premium of 27% relative to the year-to-date average market closing price through April 14, 2011;

•	A premium of 128% relative to the closing price one-year prior to April 14, 2011;

•	A premium of 96% relative to the one-year average market closing price through April 14, 2011;

•	A premium of 101% relative to the closing price two-years prior to April 14, 2011;

•	A premium of 102% relative to the two-year average market closing price through April 14, 2011;

•	A discount of 34% relative to the closing price three-years prior to April 14, 2011; and

•	A premium of 51% relative to the three-year average market closing price through April 14, 2011.

Johnson Rice also analyzed certain information relating to 12 selected public energy service transactions since 2003. For each of the selected transactions and for the transaction contemplated by the merger agreement, Johnson Rice calculated and compared the type of consideration, transaction value and the premium or discount to the one, 30, 60, and 90-day closing price and trading day average closing market price. The proposed transaction premiums are based on Company market closing prices as of April 14, 2011. The following tables summarize this analysis:

Transactions Involving All Forms of Consideration

	Range	Mean	Median	Proposed Transaction
Premium/(Discount) to one-day closing market price	0-85%	24%	17%	6%
Premium to closing price 30-trading days prior	15-106%	33%	26%	14%
Premium to 30-trading day average closing market price	6-80%	27%	23%	6%
Premium to closing price 60-trading days prior	1-51%	30%	28%	69%
Premium to 60-trading day average closing market price	11-73%	29%	27%	22%
Premium to closing price 90-trading days prior	-5-83%	32%	28%	120%
Premium to 90-trading day average closing market price	13-45%	28%	27%	34%

Transactions Involving All Cash Consideration Only

	Range	Mean	Median	Proposed Transaction
Premium/(Discount) to one-day closing market price	0-21%	11%	11%	6%
Premium to closing price 30-trading days prior	22-35%	29%	29%	14%
Premium to 30-trading day average closing market price	16-24%	20%	20%	6%
Premium to closing price 60-trading days prior	46-50%	48%	48%	69%
Premium to 60-trading day average closing market price	25-33%	29%	29%	22%
Premium to closing price 90-trading days prior	41-65%	53%	53%	120%
Premium to 90-trading day average closing market price	30-39%	35%	35%	34%

Research Analyst Price Targets. Johnson Rice analyzed the most recent 12-month price targets of the Company as determined by five research analysts. The range of 12-month price targets was $6.00 to $13.50. The offer value represents a 0% premium to the average undiscounted research analyst target price of the Company, a 11% premium to the present value of the average target price of the Company using a 10% discount rate and a 25% premium to the present value of the average target price of the Company using a 20% discount rate. Johnson Rice selected 10% and 20% discount rates in the analysis based upon its knowledge and expertise of finance in general and of the Company and the industry in which it operates. One of the five undiscounted 12-month price targets was below the offer value and two of the five were at the offer value. The following table summarizes this analysis:

	Undiscounted Price Target	Discounted Price Target
		10% Discount Rate	20% Discount Rate
Mean	$11.00	$9.90	$8.80
Median	$11.00	$9.90	$8.80

Relative Trading Analysis—Return on $100 Invested. Johnson Rice also analyzed historical relative trading performance of the Company’s common shares using the current value of $100 invested over different time periods compared to the Philadelphia Oil Service Sector Index (“OSX”) and the average of the land drilling peer group. The comparable company averages consisted of Helmerich & Payne, Inc., Patterson-UTI Energy, Inc., Pioneer Drilling Company, Precision Drilling Company, Union Drilling, Inc., and Unit Corporation. The following table summarizes this analysis based on prices as of April 14, 2011:

	OSX	Average of Peer Group	Company
Current Value as of April 14, 2011 of $100 Invested:
3-Months Prior	$110	$142	$160
6-Months Prior	$135	$185	$229
1-Year Prior	$131	$174	$215
2-Years Prior	$199	$272	$190

Other Analysis. Johnson Rice also analyzed market information that addressed various factors that affect the Company’s business. The analysis included a review of historical and projected worldwide and North American land drilling markets including historical and projected land drilling market share and capacity additions. Johnson Rice’s analysis also included credit profiles and EBITDA margins of companies in the land drilling sector, historical and projected U.S. drilling rig counts by type and by region, historical and forecasted natural gas prices, natural gas storage, production and consumption, crude oil prices, and recent and potential environmental regulations and legislation and its potential impact on the land drilling industry. Johnson Rice relied upon information from various sources, including, but not limited to: Capital IQ, Bloomberg, Baker Hughes Rig Count, Smith Rig Count, the U.S. Energy Information Administration, publicly available commodity pricing information, public SEC filings, conference call transcripts, press releases and corporate presentations of land drilling, service and E&P companies.

Miscellaneous

As noted above, the discussion set forth above is a summary of the material financial analyses presented by Johnson Rice to the Company’s board of directors in connection with its opinion and is not a comprehensive description of all analyses undertaken by Johnson Rice in connection with its opinion. The presentation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial analysis is not readily susceptible to partial analysis or summary description. Johnson Rice believes that its analyses summarized above must be considered as a whole. Johnson Rice further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Johnson Rice’s analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

In performing its analyses, Johnson Rice considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company and Chesapeake. The estimates of the future performance of the Company in or underlying Johnson Rice’s analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by Johnson Rice’s analyses. These analyses were prepared solely as part of Johnson Rice’s analysis of the fairness, from a financial point of view, of the offer price and were provided to the Company’s board of directors in connection with the delivery of Johnson Rice’s opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be Johnson Rice’s view of the actual values of the Company.

The type and amount of consideration payable in the offer and merger was determined through negotiations between the Company and Chesapeake, rather than by any financial advisor, and was approved by the Company’s board of directors. The decision to enter into the merger agreement was solely that of the Company’s board of directors. As described above, Johnson Rice’s opinion and analyses were only one of many factors considered by the Company’s board of directors in its evaluation of the offer and merger and should not be viewed as determinative of the views of the Company’s board of directors or management with respect to the offer and merger or the offer price.

Pursuant to an engagement letter dated December 1, 2010, the Company retained Johnson Rice as its financial advisor in connection with, among other things, the proposed transaction. Under the terms of the engagement letter, the Company will become obligated to pay Johnson Rice a fee upon the closing of the offer of approximately $3,386,000, of which $500,000 became payable upon the delivery of Johnson Rice’s written opinion, which is attached as Appendix B hereto, and the remainder of which is contingent upon consummation of the offer. The Company has agreed to indemnify Johnson Rice for certain liabilities that may arise out of its engagement and to reimburse it for its expenses arising out of or relating to its engagement. In the past, Johnson Rice has provided investment banking and financial advisory services to the Company for which it received customary compensation. Specifically, within the past two years, Johnson Rice has acted as an advisor to the Company to assess strategic alternatives which resulted in the replacement of the Company’s revolving credit facility and entrance into the Company’s joint venture in Mexico. Johnson Rice’s compensation for all of the services it provided to the Company within the past two years was approximately $1,000,000. In the past, Johnson Rice has provided investment banking and financial advisory services to Chesapeake for which it received customary compensation; however, within the past two years, Johnson Rice has not received any compensation from Chesapeake. Johnson Rice may in the future provide financial advice and services, to the Company, Chesapeake and their respective affiliates for which it would expect to receive, compensation.

In the ordinary course of Johnson Rice’s business, Johnson Rice actively trades debt and equity securities for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in securities of the Company and Chesapeake.

Certain Financial Projections

The Company’s management prepares projections of its expected financial performance as part of its ongoing management of the business. These projections were made available to Chesapeake, its financial advisors and to Johnson Rice for its review and analysis in connection with its fairness opinion and used by the Company’s board of directors in connection with its review of strategic alternatives.

The information set forth below, is included solely to give the Company’s stockholders access to the financial projections that were made available to Chesapeake and Johnson Rice, and is not included in this proxy statement in order to influence any stockholder of the Company to make any investment decision with respect to the offer or any other purpose, including whether or not to seek appraisal rights with respect to the Company shares.

The financial projections were not prepared with a view toward public disclosure, or with a view toward compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, or United States generally accepted accounting principles. Neither the Company’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the prospective financial information included below, or expressed any opinion or any other form of assurance on such information or its achievability.

The financial projections reflect numerous estimates and assumptions made by the Company with respect to industry performance, general business, economic, competitive, regulatory, market and financial conditions and other future events, as well as matters specific to the Company’s business, such as day rates, rig utilization, competition and levels of operating expenses, all of which are difficult to predict and many of which are beyond the Company’s control. The financial projections reflect subjective judgment in many respects and, therefore, are susceptible to multiple interpretations and frequent revisions attributable to the volatility of the Company’s industry and based on actual experience and business developments. As such, the financial projections constitute forward-looking information and are subject to risks and uncertainties that could cause the actual results to differ materially from the projected results, including, but not limited to, the Company’s performance and ability to achieve strategic goals over the applicable period, industry performance, general business and economic conditions, customer requirements, competition, adverse changes in applicable laws, regulations or rules, and the factors described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and in the Company’s other filings with the SEC. The financial projections cannot, therefore, be considered a guaranty of future operating results, and the projections should not be relied upon as such.

The inclusion of the financial projections should not be regarded as an indication that the Company, Chesapeake, Johnson Rice or anyone who received the projections then considered, or now considers, the projections to be a reliable prediction of future events, and this information should not be relied upon as such. None of the Company, Chesapeake, or any of their affiliates assumes any responsibility for the validity, reasonableness, accuracy or completeness of the financial projections described below. None of the Company, Chesapeake, Johnson Rice or any of their affiliates intends to, and each of them disclaims any obligation to, update, revise or correct the projections if any of it is or becomes inaccurate (even in the short term).

The financial projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding the Company contained in the Company’s public filings with the SEC. The financial projections do not take into account any circumstances or events occurring after the date they were prepared, including the offer and merger. Further, the financial projections do not take into account the effect of any failure of the offer to be consummated and should not be viewed as accurate or continuing in that context. Stockholders are cautioned not to place undue, if any, reliance on the financial projections included in this proxy statement.

The financial projections included the following estimates of the Company’s future financial performance:

	Projected Fiscal Year Ending December 31,
	2011E	2012E
	($ in thousands, except per share data)
Revenues	$151,321	$176,499
Net Income	$12,589	$25,121
Fully Diluted Earnings per Company share	$0.45	$0.88
Operating Income	$20,216	$39,601
Less: Taxes	—	—
Plus: Depreciation	21,162	21,552
Less: Capital Expenditures	52,653	13,269
Less: Changes in Working Capital	1,312	7,554
Free Cash Flow (1)	$(12,587)	$40,330
EBITDA (2)	$41,202	$61,953

(1)	Free Cash Flow is not a measurement under generally accepted accounting principles in the U.S. (“GAAP”) and may differ from non-GAAP measures used by other companies. Free Cash Flow represents cash flow from operations plus depreciation minus taxes and capital expenditures and adjusting for any changes in working capital, as presented above.

(2)	EBITDA is not a measurement under GAAP and may differ from non-GAAP measures used by other companies. Management believes that using EBITDA as a metric can enhance an overall understanding of the Company’s expected financial performance from ongoing operations, and EBITDA was used by management for that purpose. EBITDA represents net income before interest expense, income tax, and depreciation, depletion and amortization. The following table reconciles projected EBITDA to projected net income for the future periods presented:

	Projected Fiscal Year Ending December 31,
	2011E	2012E
Net Income	$12,589	$25,121
Depreciation Expense	21,162	21,552
Interest Expense	215	208
Tax Expense	7,236	15,072
EBITDA	$41,202	$61,953

Financing of the Merger

Chesapeake will provide Merger Sub with sufficient funds to pay for all shares accepted for payment in the offer and the merger. Chesapeake anticipates that it will need approximately $315 million to purchase all Company shares validly tendered in the offer, to pay consideration with respect to the outstanding warrant to acquire Company shares pursuant to the merger agreement, to pay the merger consideration in connection with the merger of Merger Sub into the Company, and to pay related fees and expenses. All or a portion of the approximately $315 million is expected to come from Chesapeake’s cash on hand and/or existing revolving bank credit facility. Completion of the offer is not conditioned upon obtaining or funding of any financing arrangements.

Interests of Certain Persons in the Merger

In considering the recommendation of our board of directors that stockholders vote on the approval of the merger agreement, our stockholders should be aware that some of our executive officers and directors have financial interests in the merger that are different from, or in addition to, those of our stockholders generally. Our board of directors was aware of these interests and considered them, among other matters, in approving the merger agreement and the transactions contemplated therein and making its recommendations that stockholders approve the merger agreement.

Acceleration of Company Restricted Stock Vesting; Treatment of Company Restricted Stock

Pursuant to the terms of the merger agreement and the applicable equity plan, the vesting of unvested shares of restricted stock (the “Company Restricted Stock”) will be accelerated in connection with the merger. Specifically, each share of Company Restricted Stock will vest in full and become non-forfeitable immediately prior to the effective time and converted into the right to receive the merger consideration under the merger agreement. The merger consideration is equal to the offer price. The table below reflects the quantity and value of the Company Restricted Stock held by the Company’s directors and executive officers (without taking into account any applicable tax withholdings).

Executive Officer/Director	Number of Company shares of Unvested Restricted Stock	Total Value

D. Frank Harrison	295,193	$3,247,123

Richard B. Hefner	15,000	$165,000

Dr. Gary C. Hill	15,000	$165,000

David W. House	15,000	$165,000

William R. Snipes	15,000	$165,000

Mark Dubberstein	289,366	$3,183,026

Zachary M. Graves	289,366	$3,183,026

Matthew S. Porter	72,833	$801,163

Steven R. Starke	39,330	$432,630

All directors and executive officers as a group (9 persons)	1,046,088	$11,506,968

Change of Control Arrangements with Current Executive Officers

All of our executive officers are “at will” employees and their employment with the Company may be terminated by either the Company or the executive officer at any time, with or without cause.

Each of our executive officers is entitled to certain benefits in the event of a change of control of the Company pursuant to the terms of that executive’s pre-existing employment agreement with the Company. Specifically, the employment agreement provides that if there is a change of control, and within two years following a change of control, the executive terminates his employment for any reason or the Company terminates the executive’s employment with or without cause, such executive would be entitled to a severance payment, payable in a lump sum in cash following such termination, in an amount equal to three times the sum of (1) his highest paid annual base salary, plus (2) the bonus calculated as discussed below.

For Messrs. Harrison, Dubberstein and Graves, the bonus paid in the event of a termination of employment following a change of control will be calculated based on the average of the last three years’ discretionary annual bonuses or such lesser number of years as such executive may have been employed. For Messrs. Starke and Porter, the bonus payable upon termination of employment in the event of a change of control will be the greater of target bonus for the year of termination or the highest bonus paid to him during his employment with the Company.

As defined in each executive’s employment agreement a “change of control” occurs in the event any individual, entity or group acquires beneficial ownership of 40% or more of either (a) the then outstanding common stock or (b) the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors, provided that any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company will not constitute a “change of control.” In addition, a change of control occurs when the individuals who, as of the date of these employment agreements, constitute the Company’s board of directors (the “incumbent board”) cease for any reason to constitute at least a majority of the Company’s board of directors. Any individual becoming a director subsequent to the date of these employment agreements whose election or nomination for election by our stockholders is approved by a vote of at least a majority of the directors then comprising the incumbent board will be considered a member of the incumbent board as of the date thereof, but any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the incumbent board will not be deemed a member of the incumbent board as of the date of these employment agreements. In addition, a change of control will occur upon the consummation of certain specified business combinations and upon the approval by our stockholders of a complete liquidation or dissolution of the Company.

In addition, in the event it is determined that any payment or distribution by us or our subsidiaries or affiliates to or for the benefit of our executive officer in connection with a change of control (whether paid or payable or distributed or distributable pursuant to the terms of his employment agreement or otherwise) is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any interest or penalties related to such excise tax, the executive officer will be entitled to receive an additional gross-up payment from the Company. The gross-up payment will be equal to the amount such that after payment by the executive officer of all taxes (including the excise tax, income taxes, interest and penalties imposed with respect to such taxes) on the gross-up payment, the executive officer will retain an amount of the gross-up payment equal to the excise tax imposed on the payment or distribution to or for the benefit of such executive officer.

Golden Parachute Compensation

The table below sets forth for each named executive officer of the Company the information required by Item 402(t) of Regulation S-K regarding the compensation that is based on or otherwise relates to the merger. The following disclosure contains a summary of the value of payments and benefits payable to our executive officers described in this section under the heading “Arrangements between the Company and its Executive Officers, Directors and Affiliates.” and includes the applicable elements of “golden parachute” compensation payable in connection with the merger, assuming the merger has occurred and the executive’s employment was terminated by us or the executive terminated his employment within two years following the merger effective time and each named executive officer will receive the maximum amount of severance under the applicable pre-existing employment agreement. These estimates will not be used to determine actual benefits paid, which will be calculated in accordance with the terms of the related agreement, plan or arrangement at the applicable times and may materially differ from these estimates.

Name	Cash(1)		Equity(4)	Tax Reimbursements	Total
D. Frank Harrison	$2,850,000	(2)	$3,247,123	—	$6,097,123
Mark Dubberstein	$1,175,000	(2)	$3,183,026	—	$4,358,026
Zachary M. Graves	$1,175,000	(2)	$3,183,026	—	$4,358,026
Steven R. Starke	$600,000	(3)	$432,630	$216,658	$1,249,288
Matthew S. Porter	$1,005,000	(3)	$801,163	$441,847	$2,248,010

(1)	Includes amounts based on salary calculated as an amount equal to three times the named executive officers’ highest paid annual base salary for each named executive officer and based on previous bonus amounts as described in footnotes (2) and (3) below. The salary and bonus components, respectively, for each named executive officer are as follows: (i) Harrison - $2,250,000 and $600,000; (ii) Dubberstein - $975,000 and $200,000; (iii) Graves - $975,000 and $200,000; (iv) Starke - $450,000 and $150,000; and (v) Porter - $750,000 and $255,000. All amounts in the “cash” column will only become payable if the named executive officer’s employment is terminated by the Company, with or without cause, or the named executive officer resigns, with or without good reason, in each case within 24 months following a change in control.
(2)	Bonus component calculated as an amount equal to three times the named executive officers’ average bonus for the last three years or such lesser number of years as the named executive officers may have been employed.
(3)	Bonus component calculated as an amount equal to three times the named executive officer’s highest paid annual bonus during his employment with Bronco.
(4)	Calculated by multiplying the number of unvested shares of restricted stock by $11.00, which is the merger consideration. The number of unvested shares of restricted stock for each named executive officer is as follows: (i) Harrison – 295,193; (ii) Dubberstein – 289,366; (iii) Graves – 289,366; (iv) Starke – 39,330; and (v) Porter – 72,833. As described above, all of the unvested shares of restricted stock will vest immediately prior to the merger effective time, regardless of whether a named executive officer’s employment terminates.

None of Chesapeake’s named executive officers will receive any type of “golden parachute” compensation in connection with the merger.

Director and Officer Exculpation, Indemnification and Insurance

From and after the effective time, all rights to indemnification, advancement of expenses and exculpation by the Company and its subsidiaries existing in favor of directors and executive officers for their acts and omissions occurring prior to the effective time, as provided in the Company’s certificate of incorporation, as amended and restated (the “Charter”), and its bylaws, as amended and restated (the “Bylaws”) , shall survive the closing of the merger (the “Closing Date”) and continue in full force and effect. The Company will, until the sixth anniversary of the effective time of the merger, maintain the Company’s existing policy of directors’ and officers’ liability insurance or provide substitute policies on terms no less favorable than the existing policy, or purchase a prepaid six-year tail policy prior to the effective time, provided that Chesapeake is not required to spend more in annual premiums than 250% of the Company’s current annual premiums.

Representation on the Board of Directors

The merger agreement provides that subject to compliance with applicable law, including the applicable rules of NASDAQ, Merger Sub is entitled upon the Acceptance Time, and from time to time thereafter, to designate up to such number of directors, rounded up to the next whole number, on the Company’s board of directors as would represent a percentage of the entire Company Board equal to the percentage of the total number of outstanding Company shares beneficially owned by Chesapeake, Merger Sub and any of their affiliates (including shares accepted for payment pursuant to the offer), which number shall constitute at least a majority of the members on the Company’s board of directors. Upon request from Merger Sub, the Company has agreed to use reasonable best efforts to take all such actions necessary to elect or designate to the Company’s board of directors the individuals so designated by Merger Sub, including, at the election of Chesapeake, either promptly increasing the size of the Company’s board of directors and/or promptly securing the resignations of such number of its incumbent directors, in each case as is necessary or desirable to enable Merger Sub’s designees to be so elected or designated to the Company’s board of directors. From and after the Acceptance Time, the Company must also cause persons designated by Merger Sub to constitute the same percentage (rounded up to the next whole number) as is on the Company’s board of directors of each committee of the board, except for any committee established to take action under the merger agreement, which committee shall be composed of “Independent Directors”, as defined in the merger agreement.

The merger agreement also provides that, in the event that Merger Sub’s designees are elected or designated to the Company’s board of directors as set forth above, then, until the effective time, the Company will cause the Company’s board to maintain at least two directors who (1) were members of the Company’s board of directors on the date of the merger agreement, (2) are “independent directors” for purposes of the continued listing requirements of NASDAQ and (3) are reasonably satisfactory to

Chesapeake (the “Independent Directors”). If any Independent Director no longer is able to serve due to death, disability or any other reason, the remaining Independent Director is entitled to elect or designate another person to fill such vacancy. If no Independent Director remains prior to the effective time, a majority of the members of the Company’s board of directors at the time of the execution of the merger agreement shall be entitled to designate two persons to fill such vacancies. However, the individuals selected to fill such vacancies must not be employees or officers of the Company, Chesapeake or Merger Sub and must be reasonably satisfactory to Chesapeake. After the Acceptance Time and prior to the effective time, the affirmative vote of a majority of the Independent Directors will be required (i) for the Company to amend or terminate the merger agreement, (ii) to extend the time for performance under the merger agreement, or (iii) to waive any of the Company’s rights, benefits or remedies under the merger agreement if such action would adversely affect, or would reasonably be expected to adversely affect, the Company’s stockholders (other than Chesapeake or Merger Sub).

Appraisal Rights

If the merger is completed, under Section 262 of the DGCL, any holder of Company shares at the effective time of the merger (a “Remaining Stockholder”) who has neither voted in favor of the merger nor consented thereto in writing, and who otherwise complies with the applicable statutory procedures under Section 262 of the DGCL, will be entitled to a judicial determination of the fair value of the holder’s Company shares (exclusive of any element of value arising from the accomplishment or expectation of the merger) and to receive payment of such judicially determined amount in cash, together with such rate of interest, if any, as the Delaware court may determine for Company shares held by such holder. The following is a brief summary of the statutory procedures to be followed by a Remaining Stockholder in order to perfect appraisal rights under the DGCL. This summary is not intended to be complete and is qualified in its entirety by reference to Section 262 of the DGCL, the text of which is set forth in Appendix C hereto. Any Remaining Stockholder considering demanding appraisal is advised to consult legal counsel. Appraisal rights will not be available unless and until the merger (or a similar merger) is consummated.

Remaining Stockholders of record who desire to exercise their appraisal rights must properly perfect their appraisal rights and fully satisfy all of the following conditions. A written demand for appraisal of Company shares must be delivered to the Company before the taking of the vote on the adoption of the merger agreement at the special meeting of stockholders. All demands for appraisal should be addressed to Bronco Drilling Company, Inc., c/o Chesapeake Energy Corporation, 6100 North Western Avenue, Oklahoma City, OK 73118, Attention: Corporate Secretary. This written demand for appraisal of Company shares must be in addition to and separate from any proxy or vote abstaining from or against the adoption of the merger agreement, and voting against, abstaining from voting, or failing to vote on the merger agreement will not constitute a demand for appraisal within the meaning of Section 262 of the DGCL. Also in such case, any stockholder seeking appraisal rights must hold the Company shares for which appraisal is sought on the date of the making of the demand, continuously hold such shares through the effective time and otherwise comply with the provisions of Section 262 of the DGCL.

A demand for appraisal must be executed by or for the stockholder of record, fully and correctly, as such stockholder’s name appears on the stock certificates. If Company shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, such demand must be executed by the fiduciary. If Company shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he is acting as agent for the record owner.

A record owner, such as a broker, who holds Company shares as a nominee for others, may exercise appraisal rights with respect to the shares held for all or less than all beneficial owners of shares as to which the holder is the record owner. In such case the written demand must set forth the number of Company shares covered by such demand. Where the number of shares is not expressly stated, the demand will be presumed to cover all shares outstanding in the name of such record owner. Beneficial owners who are not record owners and who intend to exercise appraisal rights should instruct the record owner to comply strictly with the statutory requirements with respect to the exercise of appraisal rights in a timely manner before the date of the special meeting of stockholders of the Company.

Remaining Stockholders electing to exercise their appraisal rights under Section 262 of the DGCL must not vote for the adoption of the merger agreement or consent thereto in writing. A proxy which does not contain voting instructions will, unless revoked, be voted in favor of the merger agreement. Voting in favor of the adoption of the merger agreement, or delivering a proxy in connection with the special meeting of stockholders (unless the proxy votes against, or expressly abstains from the vote on, the adoption of the merger agreement), will constitute a waiver of the stockholder’s right of appraisal and will nullify any written demand for appraisal submitted by the stockholder.

Within 120 days after the effective time of the merger, but not thereafter, the Company or any holder of Company common stock who has complied with Section 262 and is entitled to appraisal rights under Section 262 may file a petition in the Court of Chancery of the State of Delaware (the “Delaware Court of Chancery”) demanding a determination of the fair value of the shares held by all holders who have properly demanded appraisal of their shares. The Company is under no obligation to and has no present intention to file a petition, and holders should not assume that the Company will file a petition or initiate any negotiations with respect to the fair value of shares of Company common stock. Accordingly, any holders of Company common stock who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of shares of Company common stock within the time prescribed in Section 262.

Within 120 days after the effective time of the merger, any holder of Company common stock who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the Company a statement setting forth the aggregate number of shares not voted in favor of the adoption of the merger agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed within 10 days after a written request therefor has been received by the Company or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of shares held either in a voting trust or by a nominee on behalf of such person may file a petition seeking appraisal or request the foregoing statements. As noted above, however, the initial demand for appraisal can only be made by a stockholder of record.

If a petition for an appraisal is timely filed by a holder of shares of Company common stock and a copy thereof is served upon the Company, the Company will then be obligated within 20 days to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the stockholders who demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceeding, and if any stockholder fails to comply with the direction, the Delaware Court of Chancery may dismiss the proceedings as to such stockholder.

After determining the holders of Company common stock entitled to appraisal, the Delaware Court of Chancery will appraise the “fair value” of their shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined could be more than, the same as or less than the consideration they would receive pursuant to the merger if they did not seek appraisal of their shares and that an investment banking opinion as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to fair value under Section 262. Although the Company believes that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the merger consideration. Neither Chesapeake nor the Company anticipates offering more than the applicable merger consideration to any stockholder of the Company exercising appraisal rights, and each of Chesapeake and the Company reserves the right to assert in any appraisal proceeding that, for purposes of Section 262, the “fair value” of a share of Company common stock is less than the applicable merger consideration, and that the methods which are generally considered acceptable in the financial community and otherwise admissible in court should be considered in the appraisal proceedings. In addition, Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenter’s exclusive remedy. If a petition for appraisal is not timely filed, then the right to an appraisal will cease. The costs of the action (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. The Delaware Court of Chancery may also order that all or a portion of the expenses incurred by a stockholder in connection with an appraisal, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all the shares entitled to be appraised.

Unless the court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period from the effective date of the merger and the date of payment of the judgment.

If any stockholder who demands appraisal of shares of Company common stock under Section 262 fails to perfect, or successfully withdraws or loses, such holder’s right to appraisal, the stockholder’s shares of Company common stock will be deemed to have been converted at the effective time of the merger into the right to receive the merger consideration applicable to the shares. A stockholder will fail to perfect, or lose or withdraw, the holder’s right to appraisal if no petition for appraisal is filed within 120 days after the effective time of the merger or if the stockholder delivers to the Company a written withdrawal of the holder’s demand for appraisal and an acceptance of the merger consideration in accordance with Section 262.

From and after the effective time of the merger, no dissenting stockholder shall have any rights of a stockholder of the Company with respect to that holder’s shares for any purpose, except to receive payment of fair value and to receive payment of dividends or other distributions on the holder’s shares of Company common stock, if any, payable to the Company’s stockholders of record as of a record date prior to the effective time of the merger; provided, however, that if a dissenting stockholder delivers to the Company a written withdrawal of the demand for an appraisal within 60 days after the effective time of the merger, or subsequently with the written approval of the Company, then the right of that dissenting stockholder to an appraisal will cease and the dissenting stockholder will be entitled to receive the merger consideration in accordance with the terms of the merger agreement. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, the appraisal proceeding may not be dismissed as to any stockholder of the Company without the approval of the court, and such approval may be conditioned upon such terms as the Court deems just; provided, that such restriction shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined the proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the merger consideration within 60 days after the effective time of the merger.

Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL may result in the loss of a stockholder’s statutory appraisal rights. Consequently, any stockholder of the Company wishing to exercise appraisal rights is urged to consult legal counsel before attempting to exercise those rights.

Material U.S. Federal Income Tax Considerations

The following discussion summarizes the material U.S. federal income tax considerations to U.S. Holders (as defined below) who exchange the Company shares for cash pursuant to the merger, and is based upon present law (which may change, possibly with retroactive effect). Due to the individual nature of tax consequences, you are urged to consult your tax advisor as to the specific tax consequences to you of the exchange of Company shares for cash pursuant to the merger, including the effects of applicable state, local, foreign and other tax laws. The following discussion applies only if you hold your Company shares as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). This discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to stockholders in light of their particular circumstances and does not apply to holders subject to special treatment under the U.S. federal income tax laws (such as, for example, dealers in securities, commodities or foreign currency, traders in securities who elect to apply a mark-to-market method of accounting, insurance companies, banks and certain other financial institutions, tax-exempt organizations, U.S. expatriates, stockholders that are pass-through entities or the investors in such pass-through entities, regulated investment companies, real estate investment trusts, stockholders whose “functional currency” is not the U.S. dollar, investors liable for the alternative minimum tax, controlled foreign corporations, passive foreign investment companies, persons who are not U.S. Holders (as defined below), persons who hold shares as part of a hedge, straddle, constructive sale or conversion transaction, persons who acquired their Company shares through the exercise of employee stock options or otherwise as compensation, and persons who hold or have held directly, indirectly or constructively more than 5% of the outstanding Company shares or affiliates of such persons). This discussion does not address any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010, and any state, local or foreign tax consequences, nor does it address any U.S. federal tax considerations other than those pertaining to the U.S. federal income tax. We have not sought, nor do we expect to seek, any ruling from the Internal Revenue Service with respect to the matters discussed below. There can be no assurances that the Internal Revenue Service will not take a different position concerning the tax consequences of the exchange of Company shares for cash pursuant to the merger or that any such position would be sustained. This discussion also assumes that the Company shares are not United States real property interests within the meaning of Section 897 of the Code.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of Company shares that is, for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•

a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate that is subject to U.S. federal income tax on its worldwide income from all sources; and

•

a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Company shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Persons holding Company shares through a partnership should consult their own tax advisors regarding the tax consequences of exchanging the Company shares for cash pursuant to the merger.

Merger

A U.S. Holder’s exchange of Company shares for cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, if a U.S. Holder exchanges Company shares for cash pursuant to the merger, the U.S. Holder will recognize gain or loss equal to the difference, if any, between the U.S. Holder’s adjusted tax basis in the Company shares exchanged pursuant to the merger and the amount of cash received in exchange therefor (determined before any deductions). Gain or loss will be determined separately for each block of Company shares (i.e., Company shares acquired for the same cost in a single transaction) exchanged pursuant to the merger. Such gain or loss generally will be capital gain or loss and generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Company shares is more than one year as of the date of the exchange of such shares. Long-term capital gains of noncorporate taxpayers generally are subject to U.S. federal income tax at preferential rates. The deduction of capital losses is subject to limitations.

Information Reporting and Backup Withholding

Proceeds from the sale of Company shares pursuant to the merger generally are subject to information reporting, and may be subject to backup withholding at the applicable statutory rate (currently 28%) if the stockholder or other payee fails to provide a valid taxpayer identification number and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of the person subject to backup withholding generally will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may generally be obtained, provided that the required information is timely furnished to the Internal Revenue Service.

Regulatory Approvals

Antitrust Compliance

Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), certain acquisition transactions may not be consummated until certain information and documentary material has been furnished for review by the Federal Trade Commission (“FTC”) and the Antitrust Division of the U.S. Department of Justice and certain waiting period requirements have been satisfied. These requirements apply to Merger Sub’s acquisition of the Company shares in the offer.

Chesapeake and the Company each filed a Premerger Notification and Report Form under the HSR Act with the FTC and the Antitrust Division on April 25 and 26, 2011, respectively, and the FTC and the Antitrust Division terminated the applicable waiting period with respect to the acquisition of the Company shares on May 2, 2011.

The FTC and the Antitrust Division may scrutinize the legality under the antitrust laws of proposed transactions such as Merger Sub’s acquisition of Company shares in the merger. At any time before or after the purchase of Company shares by Merger Sub, notwithstanding the termination of the waiting period under the HSR Act, the FTC or the Antitrust Division could take any action under the antitrust laws that it either considers necessary or desirable in the public interest, including seeking to enjoin the purchase of Company shares in the offer and the merger, the divestiture of Company shares purchased in the offer or the divestiture of substantial assets of Chesapeake, the Company or any of their respective subsidiaries or affiliates. Private parties as well as State Attorneys General and foreign regulators also may bring legal actions under the antitrust laws under certain circumstances.

Under the merger control rules of jurisdictions outside the United States where Chesapeake or the Company and their respective subsidiaries conduct business, filings may be required and it may be necessary to observe waiting periods prior to consummation of the merger. Under the terms of the merger agreement, Chesapeake has agreed to use its reasonable best efforts to make such filings and seek such approvals. Any such filings must be made by Chesapeake as soon as reasonably practicable. The period for review of the transaction will vary from jurisdiction to jurisdiction and may be affected by a variety of factors. Whether or not filings are required, the review powers vested in foreign competition authorities include the ability to challenge the legality of the transaction on the basis of its effects on competition or otherwise on the public interest. At any time before (and in some cases after) consummation of the transaction, foreign competition authorities may seek to enjoin the purchase of Company shares pursuant to the offer, or seek divestiture of the Company shares so acquired, or seek divestiture of Chesapeake or Company assets. There can be no assurance that a challenge to the offer under foreign merger control rules will not be made, or, if such a challenge is made, what the result will be.

Accounting Treatment of the Merger

If the merger is completed, we expect that Chesapeake will account for the merger using the acquisition method of accounting under U.S. GAAP.

Litigation Related to the Merger

Ten putative class action lawsuits relating to the merger agreement and the transactions contemplated therein have been commenced against the Company and current members of our board of directors, including our chief executive officer (the “Individual Defendants”). Six putative class action lawsuits were filed in the District Court of Oklahoma County, Oklahoma (collectively, the “Oklahoma Suits”). All but one of the Oklahoma Suits have been voluntarily dismissed. Four putative class action lawsuits were filed in the Court of Chancery of the State of Delaware (the “Delaware Suits” and together with the one remaining Oklahoma Suit, the “Class Actions”). The Class Actions each seek certification of a class of all holders of the Company’s common stock and variously allege, among other things, that: (1) the Individual Defendants have breached and continue to breach their fiduciary duties to the Company’s stockholders; (2) the offer and the merger are unfair to the Company’s public stockholders as the proposed transactions underestimate the value of the Company; (3) the Individual Defendants are pursuing a course of conduct that does not maximize the value of the Company; and (4) the Company aided and abetted the alleged breaches of duties by the Individual Defendants. On April 29, 2011, one of the Delaware Suits was amended, adding allegations that the Schedule 14D-9 filed by the Company and the Schedule TO filed by Chesapeake did not adequately describe the process that resulted in the offer and that the Schedule 14D-9 did not include adequate information concerning the fairness opinion Johnson Rice provided to our board of directors. The Delaware Suits were consolidated into a single action on May 6, 2011. On May 10, 2011, the Oklahoma Suit was stayed in favor of the Delaware Suits. The Class Actions seek, among other things, an injunction prohibiting consummation of the tender offer and the merger attorneys’ fees and expenses and rescission or damages in the event the proposed transactions are consummated. A preliminary injunction hearing has been scheduled in the Delaware Suits for May 19, 2011. We believe the Class Actions are entirely without merit.

On May 17, 2011, the parties to the Delaware Suits informed the Court of Chancery that they had reached an agreement in principle, which, if approved by the Court, would result in the settlement of all claims brought on behalf of the purported class. Pursuant to that agreement: (i) Chesapeake, the Company and Merger Sub have agreed to amend the Merger Agreement to shorten from twelve (12) months to nine (9) months the period during which, if the Company enters into a definitive agreement to consummate, or consummates any transaction contemplated by any Takeover Proposal, the Company must pay Chesapeake the Termination Fee (as such term is defined in the Merger Agreement); (ii) the Company will make additional disclosures in an amendment to its Schedule 14D-9; and (iii) Chesapeake and Merger Sub will extend the expiration of the offer from 12:00 midnight New York City time at the end of Monday, May 23, 2011 to 12:00 midnight New York City time at the end of Tuesday, May 31, 2011. The parties have entered into a memorandum of understanding memorializing the key terms of that agreement.

The Individual Defendants, the Company, Chesapeake and Merger Sub have denied, and continue to deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the alleged wrongful acts, and expressly maintain that they diligently and scrupulously complied with their fiduciary and other legal duties.

THE MERGER AGREEMENT

This section is not intended to provide you with any factual information about us. Such information can be found elsewhere in this proxy statement and in the public filings we make with the SEC, as described in the section entitled, “Where You Can Find More Information”, beginning on page [•].

Explanatory Note Regarding the Merger Agreement

The merger agreement is included to provide you with information regarding its terms. Factual disclosures about the Company and Chesapeake contained in this proxy statement or in the Company’s or Chesapeake’s public reports filed with the SEC may supplement, update or modify the factual disclosures about the Company and Chesapeake, respectively, contained in the merger agreement. The representations, warranties and covenants made in the merger agreement by the Company, Chesapeake and Merger Sub were qualified and subject to important limitations agreed to by the Company, Chesapeake and Merger Sub in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to consummate the merger or the offer if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to shareholders and reports and documents filed with the SEC and in some cases were qualified by the matters contained in the disclosure schedule that the Company delivered in connection with the merger agreement, which disclosures were not reflected in the merger agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the merger agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement.

Terms of the Merger Agreement

The Offer. On April 26, 2011, Merger Sub commenced a cash tender offer (the “offer”) for all of the outstanding shares of common stock, par value $0.01 per share, of the Company, at a price of $11.00 per Company share, net to the seller in cash, without interest and less applicable withholding taxes. The offer was commenced pursuant to the merger agreement.

Pursuant to the merger agreement, Merger Sub is not required to accept for payment or pay for any Company shares, and, only after complying with any obligation to extend the expiration date of the offer pursuant to the merger agreement, may terminate the offer, if:

(x) at the expiration of the offer or immediately prior to such payment (a) the Minimum Condition is not satisfied, (b) the applicable waiting period (and any extension of such applicable waiting period) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has not expired or has not been terminated (the “Antitrust Condition”) or (c) a Burdensome Condition is imposed in connection with obtaining any clearances or approvals required to satisfy the Antitrust Condition; or

(y) at any time on or after April 14, 2011 and prior to the Appointment Time, any of the following events shall occur and continue to exist:

(a) there shall be any temporary, preliminary or permanent restraints in effect preventing the consummation of the offer or the merger or imposing a Burdensome Condition;

(b) there shall be instituted or pending any action by or before any governmental entity seeking to restrain or prohibit the purchase of Company shares pursuant to the offer, the consummation of the offer or the merger or seeking to impose a Burdensome Condition;

(c) other than filings pursuant to the HSR Act, any consent, approval or authorization of any governmental entity required of Chesapeake, Bronco or any of their subsidiaries to consummate the offer or the merger shall not have been obtained or shall have been obtained subject to a Burdensome Condition, unless the failure to obtain such consent, approval or authorization has not had and would not reasonably be expected to have, individually or in the aggregate, a Bronco Material Adverse Effect (as defined below);

(d) Bronco shall not have furnished Chesapeake with a certificate dated as of the date of determination signed on its behalf by its Chief Executive Officer or Chief Financial Officer to the effect that the conditions set forth in clauses (e), (f) and (g) below shall not have occurred and continue to exist;

(e) (i) any representation or warranty of Bronco in the merger agreement related to capital structure or indebtedness shall not be true and correct (except for any de minimis inaccuracy), (ii) any representation or warranty of Bronco in the merger agreement related to authorization, non-contravention, the absence of certain changes since December 31, 2010 with respect to the compensation, severance pay, termination pay and other employee benefits arrangements of the current and former directors and key personnel of

Bronco, the stockholder voting requirements for the merger, takeover provisions in the Bronco articles of incorporation and bylaws and brokers’ fees that is qualified as to materiality or by reference to Bronco Material Adverse Effect shall not be true and correct, or any such representation or warranty of Bronco that is not so qualified shall not be true and correct in all materials respects, in each case as of the date of the merger agreement and as of the date of determination as though made on the date of determination (except to the extent such representation or warranty expressly relates to an earlier date, in which case as of such earlier date) or (iii) any other representation or warranty of Bronco (other than the representation and warranty pertaining to the lack of a Bronco Material Adverse change since December 31, 2010) contained in the merger agreement shall not be true and correct (without giving effect to any qualifications or limitations as to materiality or Bronco Material Adverse Effect set forth in the merger agreement) as of the date of the merger agreement and as of the date of determination as though made on the date of determination (except to the extent that such representation or warranty expressly relates to a specified date, in which case as of such specified date), except, in the case of this clause (iii), where the failure of such representations and warranties to be true as of such dates, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Bronco Material Adverse Effect;

(f) Bronco shall not have performed in all material respects all agreements, covenants and obligations required to be performed by it under the merger agreement at or prior to the date of determination; or

(g) there shall have occurred any change, event, effect, development, state of facts or occurrence arising since December 31, 2010 that, individually or in the aggregate, has had, or could reasonably be expected to have, a Bronco Material Adverse Effect.

The “date of determination” means immediately prior to the expiration of the offer.

The merger agreement defines “Bronco Material Adverse Effect” to mean any change, effect, event, occurrence, state of facts or development which individually or in the aggregate is or could reasonably be expected to be materially adverse to (1) the business, assets, condition (financial or otherwise), liabilities, capitalization or results of operations of Company and its subsidiaries, taken as a whole or (2) the ability of Bronco to perform its obligations under the merger agreement or to consummate the transactions contemplated by the merger agreement by the December 31, 2011; provided that: (x) none of the following shall be deemed, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Bronco Material Adverse Effect: (A) any change or development, after the date of the merger agreement, in law or GAAP or the interpretation of such law or GAAP, other than such change or development that does not disproportionately impact Bronco or any of its subsidiaries as compared to other participants in the industries in which Bronco or any of its subsidiaries operates in general, (B) conditions arising out of any war (whether declared or undeclared), act of terrorism or natural disaster, (C) the failure of Bronco to meet projections of earnings, revenues or other financial measures (except that the underlying causes of such failure may be considered if not otherwise excluded by other exceptions described in this definition), (D) any change in Bronco’s stock price or trading volume (except that the underlying causes of such change may be considered if not otherwise excluded by other exceptions described in this definition) and (E) the filing of stockholder lawsuits relating to the merger agreement or the transactions contemplated by the merger agreement; and (y) in the case of (1) above, none of the following shall be deemed, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Bronco Material Adverse Effect: any change, effect, event, occurrence, state of facts or development (A) in the financial or securities markets or the economy in general, or (B) in the industries in which Bronco or any of its subsidiaries operates in general, to the extent (in the case of (A) or (B)) that such change, effect, event, occurrence, state of facts or development does not disproportionately impact Bronco or any of its subsidiaries.

Chesapeake and Merger Sub can waive some of the conditions to the offer without our consent (to the extent permitted by applicable law). Chesapeake cannot, however, waive the Minimum Condition without our consent. The merger agreement provides that each stockholder who tenders Company shares in the offer will receive $11.00 for each Company share tendered in cash, without interest. Merger Sub has agreed that, without the prior written consent of the Company, it will not:

•	reduce the number of Company shares subject to the offer;

•	reduce the offer price;

•	change or waive the Minimum Condition;

•	add any conditions to the offer in addition to those set forth in the merger agreement;

•	except as described below, extend the expiration date;

•	change the form of consideration payable in the offer; or

•	amend any term of the offer in a manner adverse to the Company.

Extensions of the Offer. Merger Sub (i) is permitted, if any condition to the offer is not satisfied or waived on any scheduled expiration date, to extend the expiration date for one or more periods of not more than five business days per period and (ii) will extend the offer for any period required by any rule, regulation, interpretation or position of the SEC or the staff of the SEC applicable to the offer.

The merger agreement obligates Merger Sub, subject to applicable securities laws and the satisfaction of the conditions set forth in the merger agreement, to accept for payment and pay for, promptly after the expiration date, all Company shares validly tendered and not withdrawn pursuant to the offer. “Expiration date” means 12:00 Midnight, New York City time, at the end of Tuesday, May 31, 2011, unless extended, in which event “expiration date” means the latest time and date at which the offer, as so extended, will expire.

Subsequent Offering Period. The merger agreement permits Merger Sub, following expiration of the offer and in its sole discretion, to provide for, in accordance with Rule 14d-11 under the Exchange Act, a subsequent offering period. If provided, a subsequent offering period will be an additional period of time, following the expiration of the offer and the purchase of Company shares in the offer, during which stockholders may tender any company shares not previously tendered in the offer. If a subsequent offering period is made available, (i) it will remain open for such period or periods as Chesapeake will specify of at least three business days, (ii) Company shares may be tendered in the same manner as was applicable to the offer except that any Company shares tendered may not be withdrawn, (iii) Chesapeake will immediately accept and promptly pay for Company shares as they are tendered and (iv) the price per Company share will be the same as the offer price. Chesapeake may extend any initial subsequent offering period by any period or periods, provided that the aggregate duration of the subsequent offering period (including extensions of such subsequent offering period) is no more than 20 business days. Pursuant to Rule 14d-7(a)(2) under the Exchange Act, withdrawal rights do not apply to Company shares tendered during a subsequent offering period. A subsequent offering period, if one is provided, is not an extension of the offer, which already would have been completed. Chesapeake has not as of the date of this proxy statement made a decision to provide or not to provide a subsequent offering period. If Chesapeake elects to provide or extend a subsequent offering period, it will make a public announcement of such subsequent offering period or extension no later than 9:00 a.m., New York City time, on the next business day after the expiration date or the date of termination of the prior subsequent offering period.

Directors. The merger agreement provides that upon the Appointment Time and from time to time after such time, Merger Sub will be entitled to designate the number of directors, rounded to the nearest whole number (and constituting at least a majority of the directors), as will give it representation on the Company’s board of directors that is in the same proportion to the total number of directors as the percentage of Company shares beneficially owned by Chesapeake and its affiliates. In such case, the Company has agreed to use its reasonable best efforts, upon Chesapeake’s request, (1) to either (x) increase the size of the Company’s board of directors or (y) seek and accept the resignation of such number of the Company’s directors as is necessary to enable Merger Sub’s designees to be elected and (2) to cause Merger Sub’s designees to be elected to the Company’s board of directors. Subject to the terms of the merger agreement, the Company will also cause individuals designated by Merger Sub to constitute the number of members, rounded up to the next whole number, on each committee of the Company’s board of directors (other than committees established to take action under the merger agreement, which will be composed only of independent directors) that represents the same percentage as such individuals represent on the Company’s board of directors.

Following the election or appointment of Chesapeake’s designees and until the merger effective time, the approval of a majority of the independent directors of the Company’s board of directors then in office who were not designated by Merger Sub will be required to authorize:

•	any termination of the merger agreement by the Company;

•	any amendment of the merger agreement requiring action by the Company’s board of directors;

•	any extension by the Company of the time for the performance of any of the obligations or other acts of Chesapeake or Merger Sub; or

•	any waiver of any of the Company’s rights under the merger agreement or other action adversely affecting the rights of the Company’s stockholders (other than Chesapeake or Merger Sub).

Top-Up Option. As part of the merger agreement, the Company has granted Chesapeake and Merger Sub an irrevocable option (the “Top-Up Option”) to purchase from the Company, subject to the terms and conditions set forth in the merger agreement, up to the number of Company shares that equal the number of Company shares (the “Top-Up Shares”) that, when added to the number of Company shares owned by Chesapeake and Merger Sub at the time of such exercise, will constitute one share more than 90% of the Company shares outstanding on a fully diluted basis (assuming conversion or exercise of all derivative securities regardless of the conversion or exercise price, the vesting schedule or other terms and conditions of such derivative securities), at a price per share equal to the price paid in the offer. The Top-Up Option is to enable Chesapeake, following the acquisition of Company shares pursuant to the offer, to effect the merger as a short-form merger under Delaware law without a vote or any further action by the Company’s stockholders. The Top-Up Option will not be exercisable if the number of Company shares subject to the Top-Up Option exceeds the number of authorized Company shares available for issuance or held in treasury. The Top-Up Option may be exercised only once, in whole but not in part, at any time following the Appointment Time, prior to the earlier of the merger effective time and termination of the merger agreement.

The aggregate purchase price owed by Merger Sub for the Top-Up Shares would be paid, at Chesapeake’s election, either (i) entirely in cash or (ii) by (a) paying in cash an amount equal to not less than the aggregate par value of the Top-Up Shares and (b) issuing to the Company a promissory note having a principal amount equal to the balance of the aggregate purchase price pursuant to the Top-Up Option. Any such promissory note will bear interest at a rate per annum equal to the prime rate of Citibank, N.A. during the period in which any portion of the principal amount of such promissory note remains outstanding, calculated on a daily basis on the outstanding principal amount of such promissory note from the date such promissory note is originally issued until the date of payment in full of such promissory note, and may be prepaid without premium or penalty.

Chesapeake and Merger Sub may also acquire additional Company shares after completion of the offer through other means, such as open market purchases. In any event, if Merger Sub acquires at least 90% of the issued and outstanding Company shares entitled to vote on the adoption of the merger agreement, it would effect the merger under the short-form merger provisions of the DGCL without any vote of stockholders. Stockholders who have not sold their Company shares in the offer would have certain appraisal rights with respect to the merger under the applicable provisions of the DGCL, if those rights are perfected.

The Merger.

Under the terms of the merger agreement, the parties agreed to complete the merger, subject to the completion of the offer and the satisfaction or (to the extent permitted by law) the waiver of specified conditions described in this proxy statement. If Merger Sub, Chesapeake or any of its subsidiaries acquire, in the aggregate, at least 90% of the total outstanding Company shares entitled to vote on adoption of the merger agreement (the “Short-Form Threshold”), Chesapeake and Merger Sub will be able to effect the merger as a short-form merger under Section 253 of the DGCL, without a meeting of the Company’s stockholders and without a vote or any further action by the Company’s stockholders. If the Short-Form Threshold is not met, then under the DGCL, the affirmative vote of the holders of at least a majority of the outstanding Company shares entitled to vote will be required to adopt the merger agreement and effect the merger. We are soliciting proxies for the special meeting to obtain stockholder approval of the adoption of the merger agreement to be able to consummate the merger regardless of whether the Short-Form Threshold is met. If the conditions to the offer are satisfied or (to the extent permitted by law and the merger agreement) waived, and Merger Sub accepts for payment Company shares tendered pursuant to the offer, Merger Sub will have sufficient voting power to adopt the merger agreement at the special meeting without the affirmative vote of any other stockholder of the Company.

Under the terms of the merger agreement, at the merger effective time, each Company share outstanding immediately prior to the merger effective time will be converted automatically in the merger into the right to receive a cash amount equal to the offer price, without interest. Notwithstanding the foregoing, the merger consideration will not be payable in respect of (i) Company shares directly owned by Chesapeake, Merger Sub or any other wholly owned subsidiary of Chesapeake, (ii) Company shares directly owned by the Company or any wholly owned subsidiaries of the Company and (iii) Company shares held by stockholders who validly exercise their appraisal rights under the DGCL (which shall instead be converted into the right to receive such consideration as shall be determined pursuant to Section 262 of the DGCL). Each Company share directly held by Chesapeake, Merger Sub or the Company immediately prior to the merger effective time will be automatically cancelled and retired in the merger, and no payment will be made with respect to such Company share. Each Company share held by any wholly owned subsidiary of the Company or Chesapeake (other than Merger Sub) immediately prior to the merger effective time will remain outstanding, except that the number of those Company shares will be adjusted in the merger so that each such subsidiary owns the same percentage of the Company’s outstanding capital stock immediately following the merger effective time as it owned in the Company immediately prior to the merger effective time.

        Prior to the merger effective time, Chesapeake will appoint a paying agent that is reasonably satisfactory to the Company to make payment of the merger consideration as described above. At the merger effective time, Chesapeake will deposit (or cause the Company to deposit) with the paying agent funds sufficient to pay the merger consideration to our stockholders.

        At the close of business on the day on which the effective time of the merger occurs, the share transfer books of the Company shall be closed, and there shall be no further registration of the transfer on the share transfer books of the Company of the Company shares that were outstanding immediately prior to the effective time of the merger.

        As soon as practicable after the merger effective time, Chesapeake will cause the paying agent to send to each stockholder entitled to receive the merger consideration a letter of transmittal and instructions advising you how to surrender your certificates in exchange for the merger consideration. The paying agent will send you your merger consideration after you have (A) surrendered your certificates to the paying agent and (B) provided to the paying agent your signed letter of transmittal and any other items specified by the letter of transmittal. Interest will not be paid or accrue in respect of the merger consideration. Chesapeake, Merger Sub or the surviving corporation are entitled to withhold the amount of any merger consideration paid to you by any applicable withholding taxes. YOU SHOULD NOT FORWARD YOUR STOCK CERTIFICATES TO THE PAYING AGENT WITHOUT A LETTER OF TRANSMITTAL, AND YOU SHOULD NOT RETURN YOUR STOCK CERTIFICATES WITH THE ENCLOSED PROXY.

        If any cash deposited with the paying agent is not claimed within six months following the merger effective time, such cash will be returned to Chesapeake upon demand. Any former stockholder of the Company or holder of restricted stock of the Company who has not complied with the terms set forth in the merger agreement relating to payment of the merger consideration prior to the end of such six month period shall thereafter look to Chesapeake for payment of his claim for the merger consideration without any interest thereon. Any unclaimed amounts remaining four years after the merger effective time (or immediately prior to when such amounts would escheat to or become the property of any government entity) will, to the extent permitted by law, become the property of Chesapeake free and clear of any prior claims or interest therein.

        If the paying agent is to pay some or all of your merger consideration to a person other than you, as the registered owner of a stock certificate, you must have your certificates properly endorsed or otherwise in proper form for transfer, and you must pay any transfer or other taxes payable by reason of the transfer or establish to Chesapeake’s reasonable satisfaction that the taxes have been paid or are not applicable.

        If your stock certificate has been lost, stolen or destroyed, you will have to provide an affidavit verifying that fact and, if required by Chesapeake, post a bond in such reasonable amount as Chesapeake specifies as indemnity against any claim that may be made against it in respect of the lost, stolen or destroyed certificate.

        If the merger is consummated, holders of the Company shares at the merger effective time are entitled to appraisal rights under the DGCL in connection with the merger, provided that they meet all of the conditions set forth in Section 262 of the DGCL. This means that stockholders of Bronco will be entitled to have the “fair value” of their Company shares determined by the Delaware Court of Chancery and to receive a cash payment based upon that valuation (exclusive of any element of value arising from the accomplishment or expiration of the merger), instead of the per share merger consideration to be received by stockholders of Bronco pursuant to the merger agreement. The ultimate “fair value” amount that a stockholder of Broco receives in an appraisal proceeding may be more than, less than or equal to the per share merger consideration such stockholder would have received for each of such stockholder’s shares pursuant to the merger agreement if the stockholder had not exercised appraisal rights. For the avoidance of doubt, Chesapeake, Merger Sub and the Company have agreed and acknowledged that, in any appraisal proceeding and to the fullest extent permitted by applicable law, the fair value of the Company shares subject to the appraisal proceeding will be determined in accordance with Section 262 of the DGCL without regard to the Top-Up Option (as defined below), the Top-Up Shares or any promissory note delivered by Merger Sub to the Company in payment for Top-Up Shares.

Generally, in order to exercise appraisal rights, among other things, a stockholder of Bronco must:

•	not submit a proxy or otherwise vote in favor of adoption of the merger agreement; and

•	make written demand for appraisal in compliance with the DGCL prior to the vote of our stockholders at the special meeting.

Abstaining or voting against the adoption of the merger agreement will not qualify as a demand for appraisal under the DGCL. Pages [—] through [—] of this proxy statement contain a summary description of appraisal rights under the DGCL, and Appendix C to this proxy statement contains the Delaware statute relating to appraisal rights.

Short-Form Merger Procedure. Section 253 of the DGCL provides that if a parent company owns at least 90% of each class of stock of a subsidiary, the parent company can effect a short-form merger with that subsidiary without the action of the other stockholders of the subsidiary. Under the terms of the merger agreement, if Merger Sub, Chesapeake or any of its subsidiaries hold, in the aggregate, at least 90% of the total outstanding Company shares, the Company, Chesapeake and Merger Sub will take all necessary and appropriate action to cause the merger to become effective as soon as practicable after completion of the offer, without a meeting of the stockholders of the Company in accordance with Section 253 of the DGCL.

Vote Required to Approve Merger; Stockholders Meeting. The Company’s board of directors has approved the merger agreement, the offer and the merger. If the Short-Form Threshold is not met, then under the DGCL we must obtain the affirmative vote of the holders of at least a majority of the outstanding Company shares to adopt the merger agreement. The merger agreement provides that if stockholder adoption is required by applicable law, the Company will:

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prepare and file with the SEC a proxy statement (the “Proxy Statement”) relating to the Stockholders’ Meeting (as defined below) and take all lawful actions to cause the proxy statement to be cleared by the staff of the SEC and thereafter mailed to Bronco stockholders as promptly as reasonably practicable;

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at Chesapeake’s request, take all action necessary in accordance with applicable law, the rules of NASDAQ, the General Corporation Law of the State of Delaware and the Company’s organizational documents to duly call, give notice of, convene and hold a meeting of the Company’s stockholders (the “Stockholders’ Meeting”) as promptly as reasonably practicable after the completion of the offer and the date on which the SEC clears the Proxy Statement; and

•	include a recommendation from the Company’s board of directors in the Proxy Statement that the Company’s stockholders adopt the merger agreement.

If the Minimum Condition is satisfied and Merger Sub accepts for payment Company shares tendered pursuant to the offer, Merger Sub will have sufficient voting power to adopt the merger agreement at the Stockholders’ Meeting without the affirmative vote of any other stockholder of Bronco.

Treatment of Company Restricted Shares and Warrant. The merger agreement provides that each Company share that is restricted and is outstanding immediately prior to the merger effective time will vest in full and become non-forfeitable immediately prior to the merger effective time and will be cancelled at the merger effective time and converted into the right to receive the merger consideration.

Unless terminated as described in the next sentence, at the merger effective time, the Warrant related to the Warrant Agreement, dated September 18, 2009, between the Company and Banco Inbursa S.A., Institución de Banca Multiple, Grupo Financiero Imbursa (to the extent that it is unexercised and outstanding as of immediately prior to the merger effective time), will terminate and the holder of the Warrant will be entitled to receive an amount in cash equal to the product of (x) the total number of shares of Company shares that could have been purchased upon exercise of the Warrant at the merger effective time and (y) the offer price less the exercise price of the Warrant. The merger agreement provides that the Warrant will also so terminate, entitling the holder of the Warrant to receive an amount in cash equal to the Warrant Consideration, if Merger Sub has purchased Company shares pursuant to the offer and 20 business days has occurred since the expiration date or the offer, or, if there is a subsequent offering period, the last day of the subsequent offering period or, if earlier, September 1, 2011.

Articles of Incorporation, Bylaws, Directors and Officers. The amended and restated certificate of incorporation of the Company in effect immediately prior to the merger effective time will be amended at the merger effective time so as to read in its entirety in the form as set forth on Exhibit A to the merger agreement and, as so amended, will be the certificate of incorporation of the surviving corporation of the merger until changed or amended as provided in the certificate of incorporation and by applicable law. The bylaws of the Company in effect immediately prior to the merger effective time will be amended at the merger effective time so as to read in its entirety in the form as set forth on Exhibit B to the merger agreement and, as so amended, will be the certificate of incorporation of the surviving corporation of the merger until thereafter changed or amended as provided in the bylaws and by applicable law. From and after the merger effective time, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be, (i) the directors of Merger Sub immediately prior to the merger effective time will be the initial directors of the surviving corporation of the merger and (ii) the officers of Merger Sub immediately prior to the merger effective time will be the initial officers of the surviving corporation of the merger.

Representations and Warranties. In the merger agreement, the Company has made customary representations and warranties to Chesapeake and Merger Sub, including representations relating to its organization, standing and power, subsidiaries, capitalization, indebtedness, corporate authorization, governmental authorization, non-contravention, SEC filings and the Sarbanes-Oxley Act of 2002, information supplied, the absence of undisclosed changes or events, litigation, material contracts, compliance with laws, environmental matters, labor relations, taxes, title to properties, intellectual property, voting requirements, anti-takeover provisions in the Company’s organizational documents, brokers and other advisors, the opinion of its financial advisor, insurance, interested party transactions and stockholder rights and other anti-takeover agreements. Chesapeake and Merger Sub have made customary representations and warranties to the Company with respect to, among other matters, their organization, standing and corporate power, corporate authorization, governmental authorization, non-contravention, information supplied, interim operations of the Merger Sub, sufficient funds and brokers.

None of the representations and warranties in the merger agreement will survive consummation of the merger and, except for those related to brokers and other advisors, cannot be the basis for claims under the merger agreement by either party after termination of the merger agreement except as a result of a willful and material breach.

Operating Covenants. Pursuant to the merger agreement, from the date of the merger agreement until the earlier of the merger effective time and the termination of the merger agreement, the Company will, and will cause each of its subsidiaries to (unless otherwise required by applicable law, consented to in writing in advance by Chesapeake or contemplated or required by the merger agreement or the confidential disclosure schedules to the merger agreement), carry on its business in the ordinary course consistent with past practice and, to the extent consistent therewith, use reasonable best efforts to preserve intact its current business organizations, keep available the services of its current officers, employees and consultants and preserve its relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with it. The merger agreement also contains specific restrictive covenants as to certain impermissible activities of the Company and its subsidiaries prior to the Appointment Time, which provide that, subject to certain exceptions, including as contemplated or expressly permitted by the merger agreement, the Company and its subsidiaries will not, among other things:

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declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock (other than dividends or distributions by a direct or indirect wholly owned subsidiary of the Company to the Company or to another wholly owned subsidiary of the Company);

•	adjust, split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

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purchase, redeem or otherwise acquire any shares of its capital stock or any other of its securities or any rights, warrants or options to acquire any such shares or other securities, except for purchases, redemptions or other acquisitions of capital stock or other securities required by the terms of the Company’s 2006 Stock Incentive Plan, as amended;

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except for the issuance of Company shares upon the exercise, if any, of all or a portion of the outstanding warrant, issue, deliver, sell, grant, pledge or otherwise encumber or subject to any lien any shares of its capital stock, any other voting securities or any securities convertible into the aforementioned securities;

•	enter into any contract or arrangement with respect to the sale, voting, registration or repurchase of Company shares or the capital stock of any subsidiary of the Company;

•	amend the Company’s certificate of incorporation or bylaws, or any joint venture agreement or other organizational documents of any subsidiaries or joint ventures of the Company;

•	acquire any entity, or the division, business or equity interest of any entity;

•	acquire any assets, rights or properties, subject to limited exceptions;

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sell, pledge, dispose of, transfer, lease, license, or otherwise encumber or subject to any lien any rigs or any other material properties, rights or assets of the Company or any of its subsidiaries, subject to limited exceptions; enter into any material commitment or transaction outside the ordinary course of business consistent with past practice other than transactions between a wholly owned subsidiary and the Company or another wholly owned subsidiary of the Company; redeem, repurchase, prepay, defease, cancel, incur or otherwise acquire, or modify the terms of, any indebtedness for borrowed money; assume, guarantee or endorse, or otherwise become responsible for, any such indebtedness of another entity; issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities; enter into any “keep well” or other contract to maintain any financial statement condition of another entity; or make any loans or advances to any other entity which could result in the aggregate principal amount of all of the outstanding foregoing loans and advances to exceed $100,000;

•	make any new capital expenditure or expenditures exceeding specified amounts;

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except as required by law, pay, discharge, settle or satisfy any material claims, liabilities, obligations or litigation, other than in the ordinary course of business consistent with past practice or in accordance with their terms, provided that such settlements shall not involve in excess of $250,000 in the aggregate;

•	except as required by law, waive or assign any claims or rights of material value;

•	except as required by law, waive any benefits of, or agree to modify in any respect, or knowingly fail to enforce any standstill or similar contract;

•

except as required by law, waive any material benefits of, or agree to modify in any material respect, or knowingly fail to enforce in any material respect, any material confidentiality or similar contract;

•	enter into, materially modify, terminate, cancel or fail to renew any material contract, or waive, release or assign any material rights or claims under such material contracts;

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enter into, modify, amend or terminate any contract, or waive, release or assign any material rights or claims thereunder, which if so entered into, modified, amended, terminated, waived, released or assigned could, individually or in the aggregate, reasonably be expected to (A) have a material adverse effect, (B) impair in any material respect the ability of the Company or its subsidiaries to perform its obligations under the merger agreement, (C) prevent or materially impede, interfere with, hinder or delay the consummation of any of the transactions contemplated by the merger agreement or (D) impair in any material respect the ability of the Company and its subsidiaries to conduct their business as currently conducted;

•

enter into any material contract to the extent consummation of the transactions contemplated by the merger agreement or compliance by the Company with the provisions of the merger agreement could reasonably be expected to conflict with, or result in a violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation or acceleration of any obligation or to the loss of a benefit under, or result in the creation of any lien in or upon any of the properties, rights or other assets of the company or any of its subsidiaries under, or require Chesapeake or any of its affiliates to license or transfer any of its intellectual property or other material assets under, or give rise to any increased, additional, accelerated, or guaranteed right or entitlements of any third party under, or result in any material alteration of, any provision of such contract;

•

except as required (x) by the merger agreement or to comply with applicable law or (y) to comply with any benefit plan or agreement, adopt, enter into, become a party to, terminate, commence participation in, amend or commit itself to the adoption of (I) any collective bargaining contract or benefit plan or (II) any benefit agreement or other contract, plan or policy involving the Company or any of its subsidiaries and of their personnel, except amendments in the ordinary course of business consistent with past practice for employees who are not key personnel;

•

except as required (x) by the merger agreement or to comply with applicable law or (y) to comply with any benefit plan or agreement, grant any severance or termination pay or increase the compensation of any key personnel, or grant any severance or termination pay or increase the compensation of any of the Company’s personnel, excluding key personnel, other than in the ordinary course of business, consistent with past practice;

•

except as required (x) by the merger agreement or to comply with applicable law or (y) to comply with any benefit plan or agreement, remove any existing restrictions, including vesting restrictions, in any benefit agreements, benefit plans or awards;

•

except as required (x) by the merger agreement or to comply with applicable law or (y) to comply with any benefit plan or agreement, make any deposits or contributions of cash or other property to, or take any action to fund or in any other way secure the payment of compensation or benefits under, any benefit plan or agreement;

•

except as required (x) by the merger agreement or to comply with applicable law or (y) to comply with any benefit plan or agreement, take any action to accelerate the vesting or payment of any compensation or benefit under any benefit plan or agreement or awards made under such plan or agreement;

•

except as required (x) by the merger agreement or to comply with applicable law or (y) to comply with any benefit plan or agreement, materially change any actuarial or other assumption used to calculate funding obligations with respect to any pension plan or change the manner in which contributions to any pension plan are made or the basis on which such contributions are determined;

•

except as required (x) by the merger agreement or to comply with applicable law or (y) to comply with any benefit plan or agreement, hire, promote or terminate (other than for cause) any employee who is, or would upon hire or promotion, be classified as key personnel;

•

except as required by GAAP and as advised by the Company’s regular independent public accountant, revalue any material assets or make any change in financial or accounting methods, principles or practices;

•	perform any quarterly or other interim financial reporting close process in a manner that differs from that used for its year-end close process;

•	write up, write down or write off the book value of any assets, other than in the ordinary course of business consistent with past practice and not in excess of $1,000,000;

•

(A) make, change or rescind any material tax election; (B) enter into any settlement or compromise of any material tax liability, agree to any adjustment of any material tax attribute, or surrender any right or claim to a material refund of taxes; (C) file any amended tax returns that would result in a material change in tax liability, taxable income or loss; (D) change any annual tax accounting period; (E) adopt or change any accounting method for tax purposes; (F) enter into any closing agreement relating to any material tax liability or that could bind the Company after the closing of the merger; or (G) give or request any waiver or extension of a statute of limitation with respect to a material tax return;

•	make any material changes or modifications to any pricing policy or investment policy or any method of doing business;

•	create any new subsidiaries;

•	take any action that would cause any representation or warranty of the Company in the merger agreement to become untrue or not accurate in any material respect; or

•	authorize any of, or commit, resolve, propose or agree to take any of, the foregoing actions.

Access to Information. From the date of the merger agreement until the merger effective time or the termination of the merger agreement, to the extent permitted by applicable law, the Company will (i) provide to Chesapeake and its officers, employees, accountants, counsel, financial advisors, directors, investment bankers, other advisors, agents, representatives or controlled affiliates (the “Representatives”) reasonable access to the offices, properties, books and records of the Company and its subsidiaries and (ii) furnish promptly to Chesapeake and its Representatives such other information concerning its business, properties and personnel as such persons may reasonably request.

Acquisition Proposals of Third Parties. In the merger agreement, the Company has agreed that it will not, nor shall it authorize or permit any of its subsidiaries or their Representatives to, directly or indirectly:

•

solicit, initiate or knowingly encourage, or take any other action designed to, or which could reasonably be expected to, facilitate, any Takeover Proposal (as defined below) or any inquiries, proposals or offers or any other efforts or attempts that constitute or may reasonably be expected to lead to any Takeover Proposal, or, in each case, the making of such Takeover Proposal;

•

enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information relating to, or otherwise cooperate in any way with, any Takeover Proposal; or

•	waive, terminate, modify or fail to enforce any provision of any contractual “standstill” or similar obligation of any person other than Chesapeake.

The Company will, and will cause its subsidiaries to, immediately cease and cause to be terminated all existing discussions or negotiations with any person conducted heretofore with respect to any Takeover Proposal and request the prompt return or destruction of all confidential information previously furnished.

Notwithstanding the foregoing, at any time prior to the Appointment Time, if the Company receives an unsolicited bona fide written Takeover Proposal that was not solicited, and was made, after the date of the merger agreement and did not result from or arise in connection with a breach of the merger agreement, and the Company’s board of directors reasonably determines in good faith that the Takeover Proposal constitutes or could reasonably lead to a Superior Proposal (as defined below), and the Company’s board of directors determines in good faith (after consultation with its outside legal counsel) that failure to take the following actions would be reasonably likely to cause the Company’s board of directors to breach its fiduciary duties under applicable law, the Company may, subject to satisfying its obligations described in the next paragraph: (i) furnish information to the person making such Takeover Proposal and its Representatives pursuant to a confidentiality agreement containing confidentiality and other provisions substantially similar to the provisions of the confidentiality agreement between Chesapeake and the Company and not less restrictive to such person than the provisions of the confidentiality agreement between Chesapeake and the Company are to Chesapeake (provided that all such information has previously been provided to Chesapeake or is provided to Chesapeake prior to or substantially concurrent with the time it is provided to such person), and (ii) participate in discussions or negotiations with the person making such Takeover Proposal (and its Representatives) regarding such Takeover Proposal.

Under the merger agreement, the Company agreed that it will promptly (and in any event within 24 hours) advise Chesapeake of any Takeover Proposal, the material terms and conditions of any such Takeover Proposal (including any changes to such Takeover Proposal) and the identity of the person making any such Takeover Proposal. The Company will also keep Chesapeake fully informed in all material respects of the status and details of any Takeover Proposal (including any change to the material terms of such Takeover Proposal).

Company Board Recommendation; Adverse Recommendation Change. The Company’s board of directors has resolved to recommend that the Company’s stockholders accept the offer, that the Company’s stockholders tender their Company shares in the offer to Merger Sub, and that the Company’s stockholders adopt the merger agreement to the extent required by applicable law (the “Company Board Recommendation”).

Under the merger agreement, neither the Company’s board of directors nor any committee of the Company’s board of directors may (i) withdraw, modify or qualify in any manner adverse to Chesapeake, the Company Board Recommendation, (ii) take any other action or make any public statement in connection with the Company Board Recommendation, the offer, the merger or the Stockholders’ Meeting that is inconsistent with the Company Board Recommendation, (iii) adopt or recommend, or propose publicly to adopt or recommend, any Takeover Proposal (any action or public statement described in clause (i), (ii) or (iii), an “Adverse Recommendation Change”) or (iv) adopt or recommend, or publicly propose to adopt or recommend, or allow the Company or any of its subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar contract constituting or related to, or that is intended to or could reasonably be expected to lead to, any Takeover Proposal (other than any customary confidentiality agreement as described above) (an “Alternative Acquisition Agreement”).

However, at any time prior to the Appointment Time, subject to the terms and conditions of the merger agreement, the Company’s board of directors may make an Adverse Recommendation Change:

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if a development or a change in circumstances occurs or arises after the date of the merger agreement that was not known by the Company’s board of directors as of the date of the merger agreement and a majority of the Company’s directors determines in good faith (after consultation with outside counsel) that the failure to make an Adverse Recommendation Change would be reasonably likely to result in a breach of its fiduciary duties under applicable law; or

•

in response to a Takeover Proposal that the Company’s board of directors reasonably determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation) constitutes a Superior Proposal and that was unsolicited and made after the date of the merger agreement and that did not otherwise result from a material breach of the merger agreement, if the Company’s board of directors has concluded in good faith (after consultation with its outside legal counsel) that, in light of such Superior Proposal, the failure to effect an Adverse Recommendation Change would be reasonably likely to result in a breach of its fiduciary duties under applicable law.

The Company is not entitled to exercise its right to make an Adverse Recommendation Change unless the Company has:

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provided to Chesapeake five business days’ prior written notice (a “Notice of Superior Proposal”) advising Chesapeake that the Company’s board of directors intends to take such action and specifying the reasons for such intention, including the terms and conditions of any Superior Proposal that is the basis of the proposed action by the Company’s board of directors (it being understood and agreed that any amendment to the financial terms or any other material term of such Superior Proposal shall require a new Notice of Superior Proposal and a new five-business-day period);

•

during such five-business day period, if requested by Chesapeake, engaged in good faith negotiations with Chesapeake to amend the merger agreement in such a manner that the Takeover Proposal which was determined to constitute a Superior Proposal no longer is a Superior Proposal; and

•

at the end of such five-business day period, such Takeover Proposal has not been withdrawn and continues to constitute a Superior Proposal (taking into account any changes to the financial terms of the merger agreement proposed by Chesapeake in response to a Notice of Superior Proposal).

We refer to the foregoing obligation as the “Notice Obligations.”

The merger agreement does not prohibit the Company or its board of directors from disclosing to the Company’s stockholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) under the Exchange Act. However, in no event will the Company or its board of directors or any committee of the Company’s board of directors violate any of the provisions described in this section.

The merger agreement defines “Takeover Proposal” to mean any inquiry, proposal or offer from any person relating to, or that could reasonably be expected to lead to, any direct or indirect acquisition or purchase, in one transaction or a series of transactions, of assets (including equity securities of any subsidiary of the Company) or businesses that constitute 15% or more of the revenues, net income or assets of the Company and its subsidiaries, taken as a whole, or 15% or more of any class of equity securities of the Company, any tender offer or exchange offer that if consummated would result in any person beneficially owning 15% or more of any class of equity securities of the Company, or any merger, consolidation, business combination, recapitalization, liquidation, dissolution, joint venture, binding share exchange or similar transaction involving the Company or any of its subsidiaries pursuant to which any person or the stockholders of any person would own 15% or more of any class of equity securities of the Company or of any resulting parent company of the Company, in each case other than the transactions contemplated by the merger agreement.

The merger agreement defines “Superior Proposal” to mean any bona fide offer made by a third party that if consummated would result in such person (or its stockholders) owning, directly or indirectly, more than 75% of the Company shares then outstanding (or of the shares of the surviving entity in a merger or the direct or indirect parent of the surviving entity in a merger) or more than 75% of the assets of the Company, which the Company’s board of directors reasonably determines in good faith (after consultation with a financial advisor of nationally recognized reputation) to be (i) more favorable to the Company’s stockholders from a financial point of view than the offer and the merger (taking into account all the terms and conditions of such proposal and the merger agreement, including any changes proposed by Chesapeake in response to such offer or otherwise), (ii) not subject to any due diligence or financing condition and (iii) reasonably likely to be completed on the terms proposed, taking into account all financial, legal, regulatory and other aspects of such proposal.

Termination. The merger agreement may be terminated and the merger may be abandoned at any time prior to the time at which Company shares have been accepted for payment under the offer (the “Appointment Time”):

1.	by mutual written consent of Chesapeake and the Company;

2.	by either Chesapeake or the Company, if:

(A)	on or before December 31, 2011, the Appointment Time shall not have occurred (except that this termination right is not available to a party whose willful breach of a representation or warranty in the merger agreement or whose other action or failure to act was the principal cause of such nonoccurrence);

(B)	any temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any court or agency of competent jurisdiction or other law, rule, legal restraint or prohibition preventing the consummation of the offer or the merger or imposing a Burdensome Condition shall be in effect and shall have become final and nonappealable. A “Burdensome Condition” means an obligation imposed on Chesapeake or any of its subsidiaries or affiliates to accept, commit to or effect the sale, divestiture or disposition of any assets or businesses of Chesapeake or the Company or any of their respective subsidiaries or affiliates, or otherwise to take or commit to take actions that after the closing of the transaction would limit Chesapeake’s freedom of action with respect to, or ability to retain, any portion of Chesapeake’s, the Company’s or any of their subsidiaries’ or affiliates’ business or assets; or

(C)	the offer expires or terminates in accordance with the terms of the merger agreement without Chesapeake or Merger Sub accepting for purchase any Company shares pursuant to the offer, other than due to a breach of the merger agreement by the terminating party;

3.	by Chesapeake, if:

(A)	the Company has breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the merger agreement, which breach or failure to perform (i) would result in any of the events relating to a breach by the Company of its representations, warranties, covenants and agreements that would permit Chesapeake and Merger Sub not to close the offer, and (ii) is not cured, or is incapable of being cured, by the Company within 30 calendar days following receipt of written notice of such breach or failure to perform from Chesapeake (or, if December 31, 2011 is less than 30 calendar days from the notice by the Company, is not cured, or is incapable of being cured, by Chesapeake by December 31, 2011);

(B)	(i) an Adverse Recommendation Change has occurred, (ii) the Company’s board of directors fails publicly to reaffirm its recommendation of the merger agreement, the offer, the merger or the other transactions contemplated by the merger agreement within 10 business days of receipt of a written request by Chesapeake to provide such reaffirmation following a Takeover Proposal, or (iii) the Company materially breaches its obligations described under “The Merger Agreement — Terms of the Merger Agreement — Acquisition Proposals of Third Parties”; or

4.	by the Company, if:

(A)	Chesapeake or Merger Sub have breached or failed to perform any of their representations, warranties, covenants or agreements set forth in the merger agreement, which breach or failure to perform (i) would result in (1) any representation or warranty of Chesapeake and Merger Sub related to authorization, noncontravention and brokers that is qualified as to materiality or by reference to Chesapeake Material Adverse Effect (as defined below) not being true and correct, or any representation or warranty of Chesapeake and Merger Sub that is not so qualified not being true and correct in all material respects, (2) any other representation or warranty of Chesapeake and Merger Sub contained in the merger agreement not being true and correct (without giving effect to any qualifications or limitations as to materiality or Chesapeake Material Adverse Effect set forth in such representation or warranty) except, in the case of this clause (2), to the extent that the facts or matters as to which such representation or warranty is not so true and correct, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Chesapeake Material Adverse Effect or (3) a failure by Chesapeake or Merger Sub to perform in all material respects its agreements, covenants and obligations required to be performed by it under the merger agreement at or prior to such time, and (ii) is not cured, or is incapable of being cured, by Chesapeake within 30 calendar days following receipt of written notice of such breach or failure to perform from us (or, if December 31, 2011 is less than 30 calendar days from the notice by the Company, is not cured, or is incapable of being cured, by Chesapeake by December 31, 2011); or

(B)	in response to a Takeover Proposal that the Company’s board of directors reasonably determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation) constitutes a Superior Proposal and that was unsolicited and made after the date of the merger agreement and that did not otherwise result from a material breach of the merger agreement, the Company’s board of directors has concluded in good faith (after consultation with its outside legal counsel) that, in light of such Superior Proposal, the failure to terminate the merger agreement would be reasonably likely to result in a breach of its fiduciary duties under applicable law (provided that concurrently with or after such termination, the Company enters into an acquisition agreement with respect to such Superior Proposal). The Company’s right to terminate the merger agreement under the circumstances described in this paragraph is subject to its performance of the Notice Obligations (as defined below) and to the payment of the termination fees and expenses to Chesapeake (as described under “— Effect of Termination; Termination Fee” below) concurrently with such termination.

The merger agreement defines “Chesapeake Material Adverse Effect” to mean any change, effect, event, occurrence, state of facts or development which individually or in the aggregate is or could reasonably be expected to be materially adverse to the ability of Chesapeake or Merger Sub to perform its obligations under the merger agreement or to consummate the transactions contemplated under the merger agreement by the December 31, 2011; provided that none of the following shall be deemed, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Chesapeake Material Adverse Effect: any change, effect, event, occurrence, state of facts or development (i) in the financial or securities markets or the economy in general or (ii) in the industries in which Chesapeake or any of its subsidiaries operates in general, to the extent (in the case of (i) or (ii)) that such change, effect, event, occurrence, state of facts or development does not disproportionately impact Chesapeake or any of its subsidiaries.

Effect of Termination; Termination Fee.

In the event of the termination of the merger agreement in accordance with its terms, the merger agreement will become void and have no effect, without any liability or obligation on the part of any party to the merger agreement, except with respect to certain specified provisions, which provisions will survive any such termination, including provisions relating to the payment of termination fees and expenses in the circumstances described below. However, no party would be relieved from any liability or damages resulting from the willful and material breach by a party of any of its representations, warranties, covenants or agreements set forth in the merger agreement.

If:

•	the merger agreement is terminated pursuant to clause 3(B) or 4(B) described under “The Merger Agreement — Terms of the Merger Agreement — Termination”; and

•

a Takeover Proposal is made or publically announced, thereafter the merger agreement is terminated by the Company pursuant to clause 2(A) or by either the Company or Chesapeake pursuant to clause 2(C), in each case, as described under “The Merger Agreement — Terms of the Merger Agreement — Termination”, and within 9 months after such termination, the Company enters into a definitive contract to consummate, or consummates, the transactions contemplated by any Takeover Proposal;

then the Company will pay Chesapeake a termination fee equal to $13 million, plus expenses (without duplication if paid under any other provision of the merger agreement) of up to $1.5 million.

In the event that the merger agreement is terminated by either Chesapeake or the Company pursuant to clause 2(C) or by Chesapeake pursuant to clause 3(A), in each case, as described above, then the Company will pay Chesapeake all of its expenses up to $1.5 million.

Third-Party Consents and Regulatory Approvals.

Subject to the terms and conditions of the merger agreement, each of Chesapeake, Merger Sub and the Company agreed to use its reasonable best efforts to cause to be done all things necessary, proper or advisable under applicable law to consummate the offer, merger and the other transactions contemplated by the merger agreement, including preparing and filing as promptly as practicable all necessary documentation. In particular, Chesapeake, Merger Sub and the Company agreed to (i) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act and any other applicable antitrust law with respect to the transactions contemplated by the merger agreement as promptly as practicable after the date of the merger agreement, but no later than April 28, 2011, (ii) supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act or any other applicable antitrust law and (iii) use its reasonable best efforts to take or cause to be taken all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods with respect to the approval of the offer and the merger under the HSR Act and any other applicable antitrust laws. Each of Chesapeake, Merger Sub and the Company also agreed to use its reasonable best efforts to cooperate to obtain all of the necessary HSR Act and antitrust approvals referenced in the previous sentence. Furthermore, each of Chesapeake, Merger Sub and the Company agreed to use its reasonable best efforts to resolve objections, if any, as may be asserted with respect to the transactions contemplated by the merger agreement under any antitrust law, provided that in connection with any filing or submission required or action to be taken by either Chesapeake or the Company to consummate the offer and the merger, in no event shall Chesapeake or any of its subsidiaries or affiliates be obligated to (and the Company shall not) propose, negotiate, agree to accept, commit to or effect, by consent decree, hold separate order, or otherwise the sale, divestiture or disposition of any assets or businesses of Chesapeake or the Company (or any of their respective subsidiaries or affiliates) or otherwise take or commit to take actions that after consummation of the merger would limit Chesapeake’s freedom of action with respect to, or ability to retain, any portion of Chesapeake’s or the Company’s (or any of their subsidiaries’ or affiliates’) businesses or assets. Chesapeake and the Company each filed a Premerger Notification and Report Form under the HSR Act with the FTC and the Antitrust Division on April 25 and 26, 2011, respectively, and the FTC and the Antitrust Division granted early termination of the applicable waiting period with respect to the acquisition of the Company shares on May 2, 2011. See “The Merger — Regulatory Approvals — Antitrust Compliance.”

Employee Matters.

For a period of 12 months after the merger effective time, the employees of the Company and its subsidiaries who remain employed by the surviving company and its subsidiaries (the “continuing employees”) will receive base salary, bonus opportunities and employee benefits that, in the aggregate, are substantially similar to those received by similarly situated employees of Chesapeake. Continued bonus opportunities under, and the continued participation in, the Company benefit plans that are maintained primarily for the benefit of employees employed in the United States (including continuing employees regularly employed outside the United States to the extent they participate in such Company benefit plans, the “Company benefit plans”) and the Company benefit agreements following the merger effective time will constitute such substantially similar bonus opportunities and employee benefits. Neither Chesapeake nor the surviving company nor any of their subsidiaries will have any obligation to issue, or adopt any plans or arrangements providing for the issuance of, shares of capital stock, warrants, options, stock appreciation rights or other rights in respect of any shares of capital stock of any entity or any securities convertible or exchangeable into such shares pursuant to any such plans or arrangements. Chesapeake and the surviving company in the merger will not be required to continue any specific employee benefit plans or to continue the employment of any specific person.

Chesapeake will cause the surviving company to recognize the actual service of each continuing employee with the Company and its subsidiaries and their respective predecessors as if such service had been performed with Chesapeake with respect to any plans or programs in which continuing employees are eligible to participate after the effective date of the merger; provided that such service credit shall not be provided (i) for purposes of benefit accrual under any defined benefit pension plan, (ii) if it would result in a duplication of benefits or (iii) under any newly established Chesapeake benefit plans that do not provide credit for past service to similarly situated employees of Chesapeake.

With respect to any welfare plan maintained by Chesapeake in which continuing employees are eligible to participate after the merger effective time, Chesapeake will use its best efforts to take action with respect to any such plan to (i) waive all limitations as to preexisting conditions and exclusions and proof of insurability requirements with respect to participation and coverage requirements applicable to such employees to the extent such conditions and exclusions were satisfied or did not apply to such employees under the welfare plans maintained by the Company prior to the merger effective time, and (ii) provide each continuing employee with credit for any co-payments and deductibles paid prior to the merger effective time in satisfying any analogous deductible or out-of-pocket requirements to the extent applicable under any such plan, to the extent credited under the welfare plans maintained by the Company prior to the merger effective time.

Pursuant to the merger agreement, Chesapeake will establish a severance plan, effective for no less than the period from the merger effective time until the first anniversary of the merger effective time, for the benefit of certain specified continuing employees.

Indemnification and Insurance.

The merger agreement provides that the surviving company will assume all obligations with respect to rights to indemnification and exculpation from liabilities, including advancement of expenses, for acts or omissions occurring at or prior to the merger effective time existing in favor of current or former directors and officers of the Company and its subsidiaries as provided in the Company’s articles incorporation and bylaws (or in the organizational documents of the Company’s subsidiaries) or in any written indemnification contract between such directors or officers and the Company (in each case, as in effect on the date of the merger agreement).

For six years after the merger effective time, Chesapeake will maintain (directly or indirectly through the Company’s existing insurance programs) in effect the Company’s current directors’ and officers’ liability insurance in respect of acts or omissions occurring at or prior to the merger effective time, covering each person currently covered by the Company’s directors’ and officers’ liability insurance policy, on terms with respect to such coverage and amounts no less favorable than those of such policy in effect on the date of the merger agreement; provided that Chesapeake may (i) substitute therefor policies of Chesapeake containing terms with respect to coverage and amounts no less favorable to such directors and officers or (ii) request that the Company obtain such extended reporting period coverage under its existing insurance programs (to be effective as of the merger effective time). In satisfying such obligations, neither the Company nor Chesapeake shall be obligated to pay more than 250% of the annual premiums currently paid by the Company for such insurance.

Conditions to the Merger. The respective obligation of each party to the merger agreement to effect the merger is subject to the satisfaction or (to the extent permitted by law) waiver by Chesapeake and the Company (to the extent permitted by applicable law) on or prior to the closing date of the merger of the following conditions:

•

holders of a majority of the outstanding Company shares at the Stockholders’ Meeting or any adjournment or postponement of such meeting have affirmatively voted to adopt the merger agreement, if and to the extent required by applicable law (the “Company Stockholder Approval”);

•	Chesapeake or Merger Sub has accepted for payment and paid for Company shares pursuant to the offer in accordance with the terms of the merger agreement;

•

no temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any court or agency of competent jurisdiction or other law, rule, legal restraint or prohibition is in effect preventing the consummation of the merger or imposing a Burdensome Condition; and

•	no action by or before any governmental entity seeking to restrain or prohibit the merger or seeking to impose a Burdensome Condition has been instituted or is pending.

The conditions to the offer are described under “— The Offer” beginning on page [—].

Fees and Expenses. With certain exceptions, and also except as specified under “— Effect of Termination; Termination Fee” above, whether or not the offer and the merger are consummated, all costs and expenses incurred in connection with the offer, the merger, the merger agreement and the transactions contemplated by the merger agreement will be paid by the party incurring or required to incur such expenses; provided, however, that the filing fees and expenses incurred in connection with the preparation by the financial printer, filing, printing and mailing of the offer documents, the Company’s Schedule 14D-9 and this proxy statement will be shared equally by Chesapeake and the Company.

No Third-Party Beneficiaries. The merger agreement is not intended to, and does not, confer upon any other person or entity any rights or remedies under the merger agreement, except as set forth in or contemplated by the terms and provisions of the merger agreement relating to directors’ and officers’ indemnification and insurance.

Amendment; Waiver. Any provision of the merger agreement may be amended prior to the merger effective time if, but only if, such amendment is in writing and is signed by each party to the merger agreement; provided that after the Company Stockholder Approval is obtained (if required under Delaware law), if any amendment requires further approval of the Company’s stockholders, the effectiveness of the amendment will require the approval of the Company’s stockholders. Any provision of the merger agreement may be waived, to the extent permitted by applicable law, prior to the merger effective time if, but only if, such waiver is in writing and is signed by each party to the merger agreement.

Additional Agreements

Confidentiality Agreement. The Company and Chesapeake entered into a confidentiality agreement dated as of November 5, 2010, pursuant to which each agreed to hold all information received from the other, directly or indirectly, in confidence in accordance with, and to otherwise abide by and be subject to, the terms and conditions of such agreement.

Tender Support Agreements. We are aware that Chesapeake and Merger Sub have entered into tender support agreements, dated as of April 14, 2011 with each of the Company’s two largest stockholders: (1) Inmobiliaria Carso, S.A. de C.V. and Carso Infraestructura y Construcción, S.A.B. de C.V.; and (2) Third Avenue Management LLC, on behalf of its investment advisory clients. Pursuant to the tender support agreements, the Supporting Stockholders have agreed, subject to certain specified exceptions, to vote their respective Company shares in favor of the proposal to adopt the merger agreement and to refrain from disposing of their respective Company shares and soliciting alternative acquisition proposals to the merger. In the aggregate, the Company shares subject to the tender support agreements beneficially owned by the Supporting Stockholders represented approximately [—]% of the Company’s outstanding common stock as of the record date.

MARKET PRICE AND DIVIDEND INFORMATION

Our common stock is listed for trading on NASDAQ under the symbol “BRNC”. The table below shows, for the periods indicated, the high and low intra-day sales prices for our common stock, as reported on NASDAQ.

	Common Stock Price
	High	Low

Year Ended December 31, 2009
First Quarter	$6.68	$3.65
Second Quarter	$6.68	$4.09
Third Quarter	$7.54	$3.34
Fourth Quarter	$8.64	$4.60

Year Ended December 31, 2010
First Quarter	$6.52	$4.55
Second Quarter	$5.23	$3.34
Third Quarter	$4.30	$3.25
Fourth Quarter	$8.15	$3.90

Year Ending December 31, 2011
First Quarter	$11.63	$6.12
April 1, 2011 to May 16, 2011	$11.48	$9.45

The closing price of Company shares on NASDAQ on April 14, 2011, the last trading day prior to the public announcement of the merger agreement, was $10.40 per Company share. On [—], 2011, the most recent practicable date before this proxy statement was mailed to our stockholders, the closing price for Company shares on NASDAQ was $[—] per Company share.

The Company has not paid dividends to date and intends to retain any earnings for use in the business for the foreseeable future. Under the terms of the merger agreement, the Company is not permitted to declare or pay dividends in respect of Company shares unless approved in advance by Chesapeake in writing. You are encouraged to obtain current market quotations for Company shares in connection with voting your Company shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth as of May 16, 2011 (unless otherwise specified) the number and percentage of Company shares beneficially owned by (1) each person known by us to beneficially own more than 5% of the outstanding Company shares, and (2) each of our directors, each of our named executive officers, and all of our directors and named executive officers as a group. Unless otherwise indicated, the address for each of our directors and named executive officers is 16217 North May Avenue, Edmond, Oklahoma 73013.

Beneficial ownership is determined in accordance with the rules of the SEC. Beneficial ownership is based upon the most recent Forms 3, 4 and 5 and Schedules 13D and 13G filings with the SEC and reports made directly to us. In computing the number of Company shares beneficially owned by a person and the beneficial ownership percentage of that person, Company shares subject to warrants held by that person that are currently exercisable or exercisable within 60 days of May 16, 2011 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage of beneficial ownership of our common stock is based upon 28,800,059 Company shares outstanding as of May 16, 2011. To our knowledge, except as set forth in the footnotes to this table, the beneficial owners named in the table below have sole voting and investment power with respect to all shares of capital stock held by them.

Principal Stockholders

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent Beneficially Owned

Chesapeake Energy Corporation 6100 North Western Avenue Oklahoma City, Oklahoma 73118	14,520,746	(1)	42.4%

Third Avenue Management LLC 622 Third Avenue 32 Floor New York, NY 10017	4,879,976	(2)	16.9%

Inmobiliaria Carso S.A. de C.V Insurgentes Sur #3500 PB Col. Pena Pobre Delegacion Tlalpan, CP 14060 Mexico D.F. Mexico	4,200,000	(3)	14.6%

MetLife Advisers, LLC 501 Boylston Street Boston, MA 02116	3,755,857	(4)	13.0%

Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	1,933,355	(5)	6.7%

Mario J. Gabelli One Corporate Center Rye, New York 10580-1435	1,618,447	(6)	5.6%

(1)

Based solely upon information obtained from Schedule 13D filed with the SEC on April 25, 2011 on behalf of Chesapeake Energy Corporation and includes the following shares subject to the tender support agreements: 4,879,976 Company shares over which Third Avenue Management LLC had sole voting and dispositive power on behalf of its investment advisory clients, 4,200,000 Company shares beneficially owned by Inmobiliaria Carso, S.A. de C.V. and up to 5,440,770 Company shares issuable upon the exercise of the Warrant. As a result of the tender support agreements, as of April 14, 2011, Chesapeake may be deemed, for purposes of Rule 13d-3 under the Exchange Act (“Rule 13d-3”), to share with the Third Avenue and Carso the power to vote or direct the voting or disposition of the 14,520,746 Company shares (including the

Company shares issuable upon exercise of the Warrant), and thus, for the purpose of Rule 13d-3, Chesapeake may be deemed to be the beneficial owner of an aggregate of 14,520,746 Company shares (including the Company shares issuable upon exercise of the Warrant).

(2)	Based solely upon information obtained from Schedule 13D filed with the SEC on April 21, 2011 on behalf of Third Avenue Management LLC (“TAM”). TAM, in its capacity as investment advisor, has sole power to vote or to direct the vote with respect to 4,879,976 Company shares and has sole power to dispose or to direct the disposition of 4,879,976 Company shares. Met Investors Series Trust-Third Avenue Small Cap Portfolio, an investment company registered under the Investment Company Act of 1940, has the right to receive dividends from, and the proceeds from the sale of, 3,830,095 of the shares reported by TAM, OFI Select-Third Avenue US Equity Fund (SICAV), an offshore fund for which TAM acts as investment advisor, has the right to receive dividends from, and the proceeds from the sale of, 85,688 of the shares reported by TAM, Third Avenue Small Cap Value Fund, an investment company registered under the Investment Company Act of 1940, has the right to receive dividends from, and the proceeds from the sale of, 848,535 of the shares reported by TAM, Third Avenue Small Cap Value Fund UCITS, an umbrella open-ended investment company authorized by the Irish Financial Services Regulatory Authority under the European Communities (Undertakings for Collective Investment in Transferable Securities) Regulations, has the right to receive dividends from, and the proceeds from the sale of, 7,000 of the shares reported by TAM, Touchstone Variable Series Trust-Touchstone Third Avenue Value Fund, an investment company registered under the Investment Company Act of 1940, has the right to receive dividends from, and the proceeds from the sale of, 108,658 of the shares reported by TAM.
(3)	Based solely upon information obtained from Schedule 13D/A filed with the SEC on April 19, 2011 by Inmobiliaria Carso, S.A. de C.V., or Inmobiliaria, and Carso Infraestructura y Construccion, S.A.B. de. C.V., or CICSA. Pursuant to the Schedule 13D/A, Inmobiliaria beneficially owns directly 4,200,000 Company shares as of April 19, 2011. CICSA directly owns a warrant, which represents the right, subject to certain terms, conditions and limitations, to purchase up to 5,440,770 Company shares. As of April 19, 2011, the number of Company shares issuable upon exercise of the warrant after giving effect to the limitations set forth in the warrant is 1,554,360 Company shares. Mr. Carlos Slim Helú, Mr. Carlos Slim Domit, Mr. Marco Antonio Slim Domit, Mr. Patrick Slim Domit, Ms. Maria Soumaya Slim Domit, Ms. Vanessa Paola Slim Domit and Ms. Johanna Monique Slim Domit indirectly beneficially own a majority of the issued and outstanding voting and equity securities of each of Inmobiliaria and CICSA and therefore may be deemed to share beneficial ownership of all of the company shares beneficially owned by Inmobiliaria and CICSA. Due to the relationship among Inmobiliaria, CICSA and each of the individuals listed above, these reporting persons may be deemed to constitute a “group”, and therefore each reporting person may be deemed to beneficially own all of the company shares beneficially owned by Inmobiliaria and CICSA. Each of Inmobiliaria and CICSA disclaims beneficial ownership of all of the Company shares that may be deemed to be beneficially owned by it except with respect to any Company shares directly owned by such reporting person.
(4)	Based solely upon information obtained from Schedule 13G filed with the SEC on February 10, 2010 by MetLife Advisers, LLC, or Met. Met, in its capacity as an investment advisor, serves as investment manager of each series of Met Investors Series Trust, or the Trust. In its role as investment manager of the Trust, Met has contracted with certain sub-advisers to make the day-to-day investment decisions for the certain series of the Trust. Pursuant to the 13G, Met has shared power to vote or to direct the vote with respect to 3,755,857 Company shares and has shared power to dispose or direct the disposition of 3,755,857 Company shares.
(5)	Based solely upon information obtained from Schedule 13G filed with the SEC on February 11, 2011 on behalf of Dimensional Fund Advisors LP, or Dimensional. Pursuant to the Schedule 13G, Dimensional, in its capacity as investment advisor, furnishes investment advice to investment companies, and serves as investment manager to certain other commingled group trusts and separate accounts (collectively, the “Funds”). In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional or its subsidiaries has sole power to vote or direct the vote with respect to 1,933,355 Company shares and has sole power to dispose or to direct the disposition of 1,933,355 Company shares, and may be deemed to be the beneficial owner of our shares held by the Funds. However, pursuant to the Schedule 13G, all securities reported are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.
(6)	Based solely upon information obtained from a Schedule 13D filed with the SEC on May 12, 2011 by Mario J. Gabelli, Gabellii Funds, LLC (“Gabelli Funds”), GAMCO Asset Management, Inc. (“GAMCO”), Teton Advisors, Inc. (“Teton Advisors”), MJG Associates, Inc. (“MJG Associates”), Gabelli Securities, Inc. (“GSI”), and Gabelli Foundation, Inc. (“Foundation”). Gabelli Funds is an investment advisor registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”). GSI is an investment adviser registered under the Advisers Act and is a majority owned subsidiary of GBL. GAMCO is an investment adviser registered under the Advisers Act and is a wholly owned subsidiary of GBL. GGCP, Inc. (“GGCP”) makes investments for its own account and is the manager and a member of GGCP Holdings LLC (“GGCP Holdings”) which is the controlling shareholder of GBL. Teton Advisors is an investment adviser registered under the Advisers Act. MJG Associates provides advisory services to private investment partnerships and offshore funds. The Foundation is a private foundation. Mario J. Gabelli is (i) the sole shareholder, director and employee of MJG Associates; (ii) the controlling stockholder, Chief Executive Officer and a director of GGCP; (iii) the Chairman and Chief Executive Officer of GBL; (iv) a member of GGCP Holdings; (v) the controlling shareholder of Teton Advisors; and (vi) the Chairman, a Trustee and the Investment Manager of the Foundation. Gabelli Funds owns 885,140 Company shares. GAMCO owns 262,500 Company shares. Teton Advisors owns 124,100 Company shares. MJG Associates owns 5,000 Company shares. GSI owns 279,083 Company shares. Foundation owns 62,624 Company shares. Mario J. Gabelli is deemed to beneficially own all Company shares owned by Gabelli Funds, GAMCO, MJG Associates, GSI, Teton Advisors and the Foundation.

Directors and Named Executive Officers

Name	Shares Beneficially Owned		Percent Beneficially Owned
D. Frank Harrison	584,711	(1)	2.0%
Richard B. Hefner	15,000	(2)	*
Dr. Gary C. Hill	17,500	(3)	*
David W. House	66,240	(4)	*
William R. Snipes	24,000	(5)	*
Mark Dubberstein	289,749	(6)	1.0%
Zachary M. Graves	404,036	(7)	1.4%
Matthew S. Porter	87,765	(8)	*
Steven R. Starke	55,201	(9)	*
Directors and executive officers as a group (9 persons)	1,544,202	(10)	5.4%

*	Less than 1%.
(1)	Includes 295,193 shares of restricted stock.
(2)	Includes 15,000 shares of restricted stock.
(3)	Includes 15,000 shares of restricted stock.
(4)	Includes 15,000 shares of restricted stock.
(5)	Includes 15,000 shares of restricted stock.
(6)	Includes 289,366 shares of restricted stock.
(7)	Includes 289,366 shares of restricted stock.
(8)	Includes 72,833 shares of restricted stock.
(9)	Includes 39,330 shares of restricted stock.
(10)	Includes 1,046,088 shares of restricted stock.

DELISTING AND DEREGISTRATION OF COMPANY COMMON STOCK

If the merger is completed, our common stock will be delisted from NASDAQ and deregistered under the Exchange Act and we will no longer file periodic reports with the SEC on account of our common stock.

APPROVAL OF EXECUTIVE COMPENSATION RELATED TO THE MERGER

In accordance with Section 14A of the Exchange Act, the Company is providing its stockholders with the opportunity to cast a vote to approve, on an advisory basis, the compensation that may be payable to the Company’s named executive officers in connection with the merger, as set forth in the table entitled “Golden Parachute Compensation” set forth in “The Merger—Interests of Certain Persons in the Merger” beginning on page [—] and the related narrative disclosures. This table includes all compensation and benefits that may be paid or provided to Bronco’s named executive officers following a change in control.

The following resolution is submitted for stockholder vote:

“RESOLVED, that the stockholders of Bronco Drilling Company, Inc. approve, on an advisory basis, the compensation to be paid to its named executive officers that is based on or otherwise relates to the merger as disclosed in the Golden Parachute Compensation Table and the related narrative disclosures.”

As this is an advisory vote, the result will not be binding on Bronco or on Chesapeake, or the board of directors or the compensation committees of Bronco or Chesapeake. Proxies submitted without direction pursuant to this solicitation will be voted “FOR” the approval of the compensation to be paid to our named executive officers that is based on or otherwise relates to the merger, as disclosed in this proxy statement.

Our board of directors unanimously recommends that you vote “FOR” the proposal to approve, on an advisory basis, the compensation payable to the Company’s named executive officers in connection with the merger.

OTHER MATTERS FOR ACTION AT THE SPECIAL MEETING

As of the date of this proxy statement, our board of directors knows of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement.

STOCKHOLDER PROPOSALS

If the merger is not completed, our public stockholders will continue to be entitled to attend and participate in our stockholder meetings, and we would expect to hold our 2011 annual meeting of stockholders prior to the end of 2011.

In order to be considered for inclusion in a proxy statement distributed to stockholders prior to the annual meeting of stockholders in 2011, a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act must have been received by us no later than September 12, 2011 and must comply with the requirements of SEC Rule 14a-8; provided, however, if the annual meeting date is changed by more than 45 days from the anniversary of last year’s annual meeting, which took place on December 10, 2010, then the deadline for such proposals the is the later of (i) the close of business on the 90th day before the annual meeting or (ii) the close of business on the 10th day following the day on which the Company first makes a public announcement of the annual meeting date. Written requests for inclusion should be addressed to: Bronco Drilling Company, Inc., 16217 N. May Avenue, Edmond, Oklahoma 73013, Attention: Corporate Secretary. We suggest that you mail your proposal by certified mail, return receipt requested.

HOUSEHOLDING

If you and other residents at your mailing address own Company shares in street name, your broker or bank may have sent you a notice that your household will receive only one proxy statement for each company in which you hold stock through that broker or bank. Nevertheless, each stockholder will receive a separate proxy card. This practice, known as “householding,” is designed to reduce our printing and postage costs. If you did not respond that you did not want to participate in householding, the broker or bank will assume that you have consented, and will send one copy of our proxy statement to your address. You may revoke your consent to householding by contacting your broker, if you hold common stock in street name, or our corporate secretary, if you are the registered holder of the common stock. The revocation of your consent to householding will be effective 30 days following its receipt. Upon written or oral request to our corporate secretary at the address provided below, we will deliver promptly a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of this proxy statement was delivered. By written or oral request to the same address (i) a stockholder may direct a notification to us that the stockholder wishes to receive a separate proxy statement in the future or (ii) stockholders who are sharing an address and who are receiving delivery of multiple copies of our annual reports or proxy statements can request delivery of only a single copy of these documents to their shared address.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this proxy statement, by going to the Investor Relations page of our corporate website at www.broncodrill.com. Our website address is provided as an inactive textual reference only. The information provided on our website, other than copies of the documents listed below that have been filed with the SEC, is not part of this proxy statement, and therefore is not incorporated herein by reference.

Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the special meeting.

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (filed with the SEC on March 15, 2011);

•	Form 10-K/A (filed with the SEC on April 29, 2011);

•	Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011 (filed with the SEC on May 9, 2011); and

•	Current Reports on Form 8-K (filed with the SEC on February 11, 2011, April 18, 2011 and April 22, 2011).

Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference into this proxy statement.

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by sending a written request to Matthew S. Porter, Secretary, Bronco Drilling Company, Inc., at 16217 N. May Avenue, Edmond, Oklahoma 73013, or from the SEC through the SEC website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

Appendix A

AGREEMENT AND PLAN OF MERGER

Dated as of April 14, 2011

among

CHESAPEAKE ENERGY CORPORATION

NOMAC ACQUISITION, INC.

and

BRONCO DRILLING COMPANY, INC.

Page
ARTICLE I

THE OFFER

SECTION 1.01. The Offer	A-2
SECTION 1.02. Company Action	A-3
SECTION 1.03. Board of Directors	A-5

ARTICLE II

THE MERGER; EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES

SECTION 2.01. The Merger	A-7
SECTION 2.02. Closing	A-7
SECTION 2.03. Effective Time	A-7
SECTION 2.04. Effects of the Merger	A-7
SECTION 2.05. Certificate of Incorporation and By-laws	A-7
SECTION 2.06. Directors of the Surviving Corporation	A-8
SECTION 2.07. Officers of the Surviving Corporation	A-8
SECTION 2.08. Additional Actions	A-8
SECTION 2.09. Effect on Capital Stock	A-8
SECTION 2.10. Treatment of Warrant and Company Equity Awards.	A-10
SECTION 2.11. Exchange of Certificates	A-11

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.01. Representations and Warranties of the Company	A-13
SECTION 3.02. Representations and Warranties of Parent and Merger Sub	A-34

ARTICLE IV

COVENANTS RELATING TO THE BUSINESS

SECTION 4.01. Conduct of Business	A-37
SECTION 4.02. No Solicitation	A-42

ARTICLE V

ADDITIONAL AGREEMENTS

SECTION 5.01. Company Stockholders’ Meeting; Merger Without Meeting of Company Stockholders	A-45
SECTION 5.02. Access to Information; Confidentiality	A-46
SECTION 5.03. Further Action; Efforts.	A-47

A-i

Annex A	Conditions to the Offer
Exhibit A	Form of Amended and Restated Certificate of Incorporation of the Surviving Corporation
Exhibit B	Form of Bylaws of the Surviving Corporation

A-ii

INDEX OF DEFINED TERMS

Page

Acquisition Agreement	44
Actions	20
Affiliate	58
Agreement	1
Antitrust Law	58
Appointment Time	5
Arrangements	30
Burdensome Condition	49
Business Day	58
CERCLA	23
Certificate	9
Certificate of Merger	7
Closing	7
Closing Date	7
Code	12
Company	1
Company Adverse Recommendation Change	44
Company Balance Sheet	28
Company Benefit Agreements	20
Company Benefit Plans	27
Company Bylaws	13
Company Certificate	8
Company Common Stock	1
Company Disclosure Schedule	13
Company Pension Plan	27
Company Personnel	20
Company Preferred Stock	14
Company Recommendation	4
Company Restricted Stock	10
Company SEC Documents	17
Company Stock Plan	14
Company Stock-Based Awards	14
Company Stockholder Approval	33
Company Stockholders	1
Company Welfare Plan	27
Confidentiality Agreement	47
Continuing Employees	52
Contract	16
Conversion Time	10
Covered Securityholders	30
DGCL	1
Dissenting Shares	9
Dissenting Stockholders	9

A-iii

DOJ	48
Drilling Contracts	21
Effective Time	7
End Date	54
Environmental Laws	23
Environmental Liability	23
Environmental Permit	23
ERISA	26
Exchange Act	2
Exchange Agent	11
Exchange Fund	11
Expenses	51
Expiration Date	3
Foreign Antitrust Laws	58
Foreign Corrupt Practices Act	24
FTC	48
GAAP	18
Governmental Entity	17
Hazardous Substance	23
HSR Act	17
Independent Directors	6
Infringe	33
Intellectual Property	58
IRS	27
Key Personnel	58
Knowledge	58
Law	16
Liens	14
Material Adverse Change	58
Material Adverse Effect	58
Material Contracts	22
Merger	1
Merger Consideration	9
Merger Option	5
Merger Option Shares	5
Merger Sub	1
Merger Sub Certificate	35
Nasdaq	6
Non-U.S. Company Benefit Plan	27
Notice of Superior Proposal	45
Offer	1
Offer Documents	2
Offer Price	1
Order	16
Parent	1
Parent Disclosure Schedule	34

A-iv

Parent Material Adverse Change	59
Parent Material Adverse Effect	59
Permits	13
Permitted Liens	59
person	60
Proxy Statement	45
RCRA	23
Release	24
Removal, Remedial or Response	24
Representatives	42
Restraints	54
Schedule 14D-9	4
SEC	2
SEC Staff	3
Securities Act	17
Significant Subsidiary	13
SOX	17
Stockholders’ Meeting	46
Subsidiary	60
Superior Proposal	43
Surviving Corporation	7
Takeover Proposal	43
Tax Return	32
Taxes	32
Tender Offer Conditions	2
Tender Support Agreements	1
Termination Fee	50
Warrant Agreements	13
Warrants	13

A-v

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of April 14, 2011, is by and among Chesapeake Energy Corporation, an Oklahoma corporation (“Parent”), Nomac Acquisition, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”) and Bronco Drilling Company, Inc., a Delaware corporation (the “Company”).

WHEREAS, it is proposed that, on the terms and subject to the conditions set forth in this Agreement, Merger Sub shall commence a cash tender offer (such tender offer, as it may be amended or supplemented from time to time as permitted by this Agreement, the “Offer”) to purchase all of the issued and outstanding shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) at a price per share equal to $11.00 (the “Offer Price”);

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent and Merger Sub have entered into Tender Support Agreements (the “Tender Support Agreements”), with Third Avenue Management LLC, and Inmobiliaria Carso, S.A. de C.V. and Carso Infraestructura y Construcción, S.A.B. de C.V., pursuant to which, among other things, such entities have agreed to tender shares of Company Common Stock beneficially owned by them, or over which they otherwise have dispositive power, in the Offer (the shares subject to such agreements constituting, in the aggregate, approximately 32% of the Company Common Stock as of the date of this Agreement) and to take certain actions and exercise certain rights, and to refrain from taking other actions or exercising other rights, in each case, as set forth therein;

WHEREAS, it is proposed that, on the terms and subject to the conditions set forth in this Agreement, following the consummation of the Offer, Merger Sub shall merge with and into the Company (the “Merger”);

WHEREAS, the Board of Directors of the Company (i) has approved and declared advisable this Agreement, (ii) has determined that the Offer, the Merger and the other transactions contemplated by this Agreement are fair to, advisable and in the best interests of the Company and its stockholders, and (iii) is recommending that the holders of shares of Company Common Stock (the “Company Stockholders”) accept the Offer, tender their shares of Company Common Stock into the Offer and, if required by the General Corporation Law of the State of Delaware (the “DGCL”), vote to adopt this Agreement, in each case upon the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the Board of Directors of each of Parent and Merger Sub has (i) approved this Agreement and (ii) determined that the Offer, the Merger and the other transactions contemplated by this Agreement are advisable and in the best interests of their respective corporations.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and subject to the conditions set forth herein, the parties hereto agree as follows:

ARTICLE I

THE OFFER

SECTION 1.01. The Offer.

(a) Provided that this Agreement shall not have been terminated in accordance with Article VII and none of the events or conditions set forth in Annex A (other than clause (e) of Annex A) shall have occurred and be existing and shall not have been waived by Parent or Merger Sub (the conditions set forth in Annex A, the “Tender Offer Conditions”), Merger Sub shall, and Parent shall cause Merger Sub to, commence (within the meaning of Rule 14d-2 under the U.S. Securities Exchange Act of 1934, as amended (together with the rules and regulations thereunder, the “Exchange Act”)) the Offer, as promptly as reasonably practicable after the date of this Agreement. Without the prior written consent of the Company, Merger Sub shall not decrease the Offer Price or change the form of consideration payable in the Offer, decrease the number of shares of Company Common Stock sought to be purchased in the Offer, impose conditions to the Offer in addition to the Tender Offer Conditions, change or waive the Minimum Condition or, except as provided in Section 1.01(c), extend the expiration of the Offer beyond the initial Expiration Date, or amend any other term of the Offer in a manner materially adverse to the Company Stockholders; provided that Merger Sub expressly reserves the right to increase the Offer Price and to waive any condition of the Offer, except the Minimum Condition. The Company agrees that neither it nor any of its Subsidiaries shall tender into the Offer shares of Company Common Stock held by the Company or any of its Subsidiaries.

(b) Merger Sub shall, and Parent shall cause Merger Sub to, file with the U.S. Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO with respect to the Offer on the date that the Offer is commenced, which Tender Offer Statement shall include an offer to purchase, form of transmittal letter and form of notice of guaranteed delivery (together with any supplements or amendments thereto, collectively, the “Offer Documents”) and, subject to the Company’s compliance with Section 1.02(c), use its reasonable best efforts to cause the Offer Documents to be disseminated to the Company Stockholders in all material respects in accordance with the applicable requirements of the U.S. federal securities laws. The Company, Parent and Merger Sub each agree to promptly correct any information provided by it for use in the Offer Documents if and to the extent that it shall have become false or misleading in any material respect, and Parent and Merger Sub further agree to take all steps necessary to cause the Offer Documents as so corrected to be filed with the SEC and use its reasonable best efforts to cause such corrected Offer Documents to be disseminated to the Company Stockholders to the extent required by applicable Law. The Company shall promptly furnish to Parent and Merger Sub all information concerning the Company that is required or reasonably requested by Parent or Merger Sub in connection with the obligations relating to the Offer Documents contained in this Section 1.01(b). The Company and its counsel shall be given the opportunity to review and comment on the Offer Documents sufficiently in advance of filing with the SEC or dissemination to the Company Stockholders, and Parent and Merger Sub shall give reasonable consideration to the Company comments thereon.

(c) Subject to the terms and conditions of the Offer, the Offer shall remain open until midnight, New York City time, at the end of the 20th Business Day after the date that the Offer is commenced (the “Expiration Date”), unless Merger Sub shall have extended the period of time for which the Offer is open pursuant to, and in accordance with, the second sentence of this Section 1.01(c) or as may be required by applicable Law, in which event the term “Expiration Date” shall mean the latest time and date as the Offer, as so extended may expire. Merger Sub may, without the consent of Company, (i) extend the Offer for one or more periods of not more than five Business Days per period if, at the scheduled Expiration Date, any of the Tender Offer Conditions shall not have been satisfied or waived; (ii) extend the Offer for any period required by any rule, regulation, interpretation or position of the SEC or the staff of the SEC (the “SEC Staff”) thereof applicable to the Offer; or (iii) if all of the Tender Offer Conditions are satisfied but the number of shares of Company Common Stock that have been validly tendered and not withdrawn in the Offer, together with any shares of Company Common Stock then owned by Parent, is less than 90% of the outstanding shares of Company Common Stock, commence a subsequent offering period (as provided in Rule 14d-11 under the Exchange Act) for three to 20 Business Days to acquire outstanding shares of Company Common Stock.

(d) Subject to the terms and conditions set forth in this Agreement and to satisfaction or waiver of the Tender Offer Conditions, Merger Sub shall, and Parent shall cause it to, as soon as practicable after the Expiration Date, accept for payment and pay for (after giving effect to any required withholding Tax) all shares of Company Common Stock that have been validly tendered and not withdrawn pursuant to the Offer. If Merger Sub shall commence a subsequent offering period in connection with the Offer, Merger Sub shall, and Parent shall cause it to, accept for payment and pay for (after giving effect to any required withholding Tax) all additional shares of Company Common Stock validly tendered during such subsequent offering period.

SECTION 1.02. Company Action.

(a) The Company hereby approves of and consents to the Offer, and represents and warrants that the Board of Directors of the Company, at a meeting duly called and held, has, subject to the terms and conditions set forth in this Agreement, unanimously (i) deemed this Agreement, the Offer, the Merger and the transactions contemplated by this Agreement advisable, fair to and in the best interests of the Company Stockholders; (ii) approved this Agreement and the transactions contemplated by this Agreement, including the Offer and the Merger, in all respects; and (iii) resolved to recommend that the Company Stockholders accept the Offer, that the Company Stockholders tender their shares of Company Common Stock in the Offer to Merger Sub, and that the Company Stockholders adopt this Agreement to the extent required by applicable Law (the “Company Recommendation”). The Company consents to the inclusion of the Company Recommendation in the Offer Documents and the Proxy Statement (if any), subject to Section 4.02(b).

(b) The Company hereby agrees to file with the SEC, on the date that the Offer is commenced to the extent practicable (and otherwise as promptly as practicable thereafter), a Solicitation/Recommendation Statement on Schedule 14D-9 pertaining to the Offer (together with any amendments or supplements thereto, the “Schedule 14D-9”) that, subject to Section 4.02(b), contains the Company Recommendation and to promptly mail the Schedule 14D-9 to the Company Stockholders together with the Offer Documents and cause the Offer Documents and the Schedule 14D-9 to be disseminated to the Company Stockholders, in each case as and to the extent required by, and in accordance with the applicable requirements of the U.S. federal securities Laws. Parent, Merger Sub and their counsel shall be given the opportunity to review and comment on the Schedule 14D-9 sufficiently in advance of its filing with the SEC. The Company will use its reasonable best efforts to cause the Schedule 14D-9 to comply in all material respects with the applicable requirements of the U.S. federal securities laws. The Company, Parent and Merger Sub each agree promptly to correct any information provided by it for use in the Schedule 14D-9 if and to the extent that it shall have become false or misleading in any material respect, and the Company further agrees to take all steps necessary to cause the Schedule 14D-9 as so corrected to be filed with the SEC and disseminated to the Company Stockholders to the extent required by applicable Law. Parent and Merger Sub shall promptly furnish to the Company all information concerning Parent and Merger Sub that is required or reasonably requested by Company in connection with the obligations relating to the Schedule 14D-9 contained in this Section 1.02(b).

(c) In connection with the Offer, the Company promptly will furnish (or cause its transfer agent to furnish) Parent and Merger Sub with mailing labels, security position listings and any available listing or computer files containing the names and addresses of the Company Stockholders, each as of a recent date, and shall furnish Merger Sub with such additional information and assistance (including updated lists of the Company Stockholders, mailing labels and lists of securities positions) as Merger Sub or its agents may reasonably request in communicating the Offer to the record and beneficial holders of shares of Company Common Stock. Such materials and information furnished to Parent and Merger Sub pursuant to this subsection (c) shall be subject to the confidentiality requirements of Section 5.02, other than with respect to the usage contemplated by the preceding sentence.

(d) The Company hereby grants to Parent and Merger Sub an irrevocable option (the “Merger Option”) to purchase up to that number of newly issued shares of Company Common Stock (the “Merger Option Shares”) equal to the number of shares of Company Common Stock that, when added to the number of shares of Company Common Stock owned by Parent and Merger Sub immediately following consummation of the Offer, shall constitute one share more than 90% of the shares of Company Common Stock then outstanding on a fully diluted basis (which assumes conversion or exercise of all derivative securities regardless of the conversion or exercise price, the vesting schedule or other terms and conditions thereof), after giving effect to the issuance of the Merger Option Shares, for consideration per Merger Option Share equal to the Offer Price.

(e) The Merger Option shall not be exercisable if the number of shares of Company Common Stock subject thereto exceeds the number of authorized shares of Company Common Stock available for issuance or held in treasury, excluding any shares that are reserved or otherwise committed for other issuance.

(f) In the event that Parent or Merger Sub wish to exercise the Merger Option, Merger Sub shall give the Company one day’s prior written notice specifying the number of shares of Company Common Stock that are or will be owned by Parent and Merger Sub immediately following consummation of the Offer and specifying a place and a time for the closing of the purchase. The Company shall, as soon as practicable following receipt of such notice, deliver written notice to Merger Sub specifying the number of Merger Option Shares. At the closing of the purchase of the Merger Option Shares, the portion of the purchase price owing upon exercise of the Merger Option that equals the product of (i) the number of shares of Company Common Stock purchased pursuant to the Merger Option, multiplied by (ii) the Offer Price, shall be paid to the Company in cash (by wire transfer or cashier’s check) for the amount equal to the aggregate par value of the Merger Option shares, with the balance payable, at the election of Parent and Merger Sub, either in cash (by wire transfer or cashier’s check) or by delivery of a promissory note having full recourse to Parent. Any such promissory note shall bear interest at a rate per annum equal to prime rate of Citibank, N.A. during the period in which any portion of the principal amount of such promissory note remains outstanding, calculated on a daily basis on the outstanding principal amount of the promissory note from the date the promissory note is originally issued until the date of payment in full of the promissory note, and may be prepaid without premium or penalty.

SECTION 1.03. Board of Directors.

(a) Subject to compliance with applicable Law, promptly upon the acceptance for payment of shares of Company Common Stock by Parent or Merger Sub or any of their affiliates pursuant to and in accordance with the terms of the Offer (including the satisfaction of the Minimum Condition) (the “Appointment Time”) and from time to time thereafter, and subject to Section 1.03(c), Merger Sub shall be entitled to designate up to such number of directors, rounded to the nearest whole number constituting at least a majority of the directors, on the Board of Directors of the Company as will give Merger Sub representation on the Board of Directors of the Company equal to the product of the number of directors on the Board of Directors of the Company (giving effect to any increase in the number of directors pursuant to this Section 1.03) and the percentage that such number of shares of Company Common Stock beneficially owned by Parent or its Affiliates bears to the total number of shares of Company Common Stock then outstanding, and the Company shall use reasonable best efforts to, upon Parent’s request, promptly, at Parent’s election, either increase the size of the Board of Directors of the Company or seeking and accepting the resignation of such number of directors as is necessary to enable Parent’s designees to be elected to the Board of Directors of the Company and to cause Parent’s designees to be so elected. At such times, subject to Section 1.03(c), the Company will cause individuals designated by Parent to constitute the number of members of each committee of the Board of Directors of the Company, rounded up to the next whole number, that represents the same percentage as such individuals represent on the Board of Directors of the Company, other than any committee of the Board of Directors of the Company established to take action under this Agreement which committee shall be composed only of Independent Directors (as defined in Section 1.03(c)).

(b) The Company’ obligation to appoint designees to the Board of Directors of the Company shall be subject to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder. The Company shall promptly take all action required pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder in order to fulfill its obligations under this Section 1.03, and shall include in the Schedule 14D-9 such information with respect to the Company and its officers and directors as is required pursuant to such Section 14(f) of the Exchange Act and Rule 14f-1 thereunder in order to fulfill its obligations under this Section 1.03 and the U.S. federal securities laws. Parent shall provide to the Company and shall be solely responsible for the information and consents with respect to Parent and its designees, officers, directors and affiliates required by Section 14(f) of the Exchange Act and Rule 14f-1 thereunder.

(c) In the event that Parent’s designees are elected or designated to the Board of Directors of the Company, then, until the Effective Time, the Company shall cause the Board of Directors of the Company to have at least two directors who are (i) directors on the date of this Agreement, (ii) independent directors for purposes of the continued listing requirements of the Nasdaq Global Select Market (“Nasdaq”) and (iii) reasonably satisfactory to Parent (such directors, the “Independent Directors”); provided, however, that, if any Independent Director is unable to serve due to death or disability or any other reason, the remaining Independent Directors shall be entitled to elect or designate another individual (or individuals) who serve(s) as a director (or directors) on the date of this Agreement (provided that no such individual is an employee of Company or its subsidiaries and each such individual is reasonably satisfactory to Parent) to fill the vacancy, and such director (or directors) shall be deemed to be an Independent Director (or Independent Directors) for purposes of this Agreement. If no Independent Director remains prior to the Effective Time, a majority of the members of the Board of Directors of the Company at the time of the execution of this Agreement shall be entitled to designate two persons to fill such vacancies; provided that such individuals shall not be employees or officers of the Company, Parent or Merger Sub and shall be reasonably satisfactory to Parent, and such persons shall be deemed Independent Directors for purposes of this Agreement. Following the Appointment Time and prior to the Effective Time, Parent and Merger Sub shall cause any amendment or termination of this Agreement, any extension by the Company of the time for the performance of any of the obligations or other acts of Merger Sub or Parent or waiver of any of the Company’ rights under this Agreement or other action adversely affecting the rights of the Company Stockholders (other than Parent or Merger Sub), not to be effected without the affirmative vote of a majority of the Independent Directors. Following the Appointment Time and prior to the Effective Time, neither Parent nor Merger Sub shall take any action to remove any Independent Director absent cause.

ARTICLE II

THE MERGER; EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE

CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES

SECTION 2.01. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, Merger Sub shall be merged with and into the Company at the Effective Time. As a result of the Merger, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation of the Merger (the “Surviving Corporation”).

SECTION 2.02. Closing. The closing of the Merger (the “Closing”) shall take place at 10:00 a.m., local time, on a date to be specified by the parties, which shall be no later than the second Business Day after satisfaction or (to the extent permitted by applicable Law) waiver of the conditions set forth in Article VI (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted by applicable Law) waiver of those conditions), at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019, unless another time, date or place is agreed to in writing by Parent and the Company. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”.

SECTION 2.03. Effective Time. Subject to the provisions of this Agreement, at the Closing, the parties shall cause the Merger to be consummated by filing with the Secretary of State of the State of Delaware a certificate of ownership and merger or a certificate of merger, as applicable (in either such case, the “Certificate of Merger”), in such form as required by, and executed and acknowledged by the parties in accordance with, the relevant provisions of the DGCL, and shall make all other filings or recordings required under the DGCL in connection with the Merger. The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or at such later time as Parent and the Company shall agree and shall specify in the Certificate of Merger (the time the Merger becomes effective being hereinafter referred to as the “Effective Time”).

SECTION 2.04. Effects of the Merger. The Merger shall have the effects set forth herein and in the applicable provisions of the DGCL. Without limiting the generality of the foregoing and subject thereto, at the Effective Time, all the property, rights, privileges, immunities, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

SECTION 2.05. Certificate of Incorporation and By-laws. (a) The Amended and Restated Certificate of Incorporation of the Company (the “Company Certificate”) shall be amended at the Effective Time so as to read in its entirety in the form as set forth on Exhibit A hereto, and, as so amended, such Company Certificate shall be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein and by applicable Law.

(b) At the Effective Time, and without any further action on the part of the Company and Merger Sub, the Bylaws of the Company, as in effect immediately prior to the Effective Time, shall be amended so as to read in the form as set forth on Exhibit B hereto, and, as so amended, shall be the Bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.

SECTION 2.06. Directors of the Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

SECTION 2.07. Officers of the Surviving Corporation. The officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, each to hold office until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

SECTION 2.08. Additional Actions. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances in law or any other acts are necessary or desirable to (a) vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of the Company or (b) otherwise carry out the provisions of this Agreement, the Company and its officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such deeds, assignments or assurances in law and to take all acts necessary, proper or desirable to vest, perfect or confirm title to and possession of such rights, properties or assets in the Surviving Corporation and otherwise to carry out the provisions of this Agreement, and the officers and directors of the Surviving Corporation are authorized in the name of the Company or otherwise to take any and all such action.

SECTION 2.09. Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of any Company Stockholder or any holder of any shares of capital stock of Parent or Merger Sub:

(a) Capital Stock of Merger Sub. Each issued and outstanding share of capital stock of Merger Sub shall be converted into and become one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

(b) Cancellation of Treasury Stock and Parent-Owned Stock. Each share of Company Common Stock that is directly owned by the Company, Parent or Merger Sub immediately prior to the Effective Time shall automatically be canceled and shall cease to exist, and no consideration shall be delivered in exchange therefor. Any shares of Company Common Stock that are owned by a wholly owned Subsidiary of the Company or by a wholly owned Subsidiary of Parent (other than Merger Sub) shall remain outstanding after the Effective Time, appropriately adjusted such that such Subsidiary owns the same percentage of the Company after the Merger as it owned immediately prior to the Merger.

(c) Merger Consideration. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 2.09(b) and any Dissenting Shares) shall be converted into the right to receive an amount of cash, without interest, equal to the Offer Price (the “Merger Consideration”). At the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate which immediately prior to the Effective Time represented any such shares of Company Common Stock (each, a “Certificate”) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration paid in consideration therefor upon surrender of such Certificate in accordance with Section 2.11(b), without interest. The right of any holder of a Certificate to receive the Merger Consideration shall be subject to and reduced by the amount of any withholding that is required under applicable Tax Law.

(d) Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and which are held by a Company Stockholder (a “Dissenting Stockholder”) who did not vote in favor of the Merger (or consent thereto in writing) and who is entitled to demand and properly demands appraisal of such shares pursuant to, and who complies in all respects with, the applicable provisions of Section 262 of the DGCL (such shares, the “Dissenting Shares”) shall not be converted into or be exchangeable for the right to receive the Merger Consideration, but instead such holder shall be entitled to payment for such Dissenting Shares in accordance with the applicable provisions of the DGCL (and at the Effective Time, such Dissenting Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and such holder shall cease to have any rights with respect thereto, except the right to receive the appraised value of such Dissenting Shares in accordance with the applicable provisions of the DGCL), unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost rights to appraisal under the DGCL. If any Dissenting Stockholder shall have failed to perfect or shall have effectively withdrawn or lost such right, such holder’s shares of Company Common Stock shall thereupon be treated as if they had been converted into and become exchangeable for the right to receive, as of the Effective Time, the Merger Consideration for each such share, in accordance with Section 2.09(c), without any interest thereon. The Company shall give Parent (i) prompt notice of any written demands for appraisal of any shares of Company Common Stock, attempted withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company relating to stockholders’ rights of appraisal and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the DGCL. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to, or settle, or offer or agree to settle, any such demand for payment. Notwithstanding anything to the contrary contained herein, each of Parent, Merger Sub and the Company agrees and acknowledges that, in any appraisal proceeding under Section 262 of the DGCL with respect to Dissenting Shares, the Surviving Corporation shall not assert that the Merger Option, the Merger Option Shares or any cash or promissory note delivered by Merger Sub to the Company in payment for such Merger Option Shares should be considered in connection with the determination of the fair value of the Dissenting Shares in accordance with Section 262 of the DGCL.

SECTION 2.10. Treatment of Warrant and Company Equity Awards.

(a) Warrant. If Merger Sub shall have purchased shares of Company Common Stock pursuant to the Offer, or if the Effective Time shall have occurred, then the Warrant, to the extent unexercised and outstanding as of immediately prior to the earliest to occur of (i) the Effective Time, (ii) 20 Business Days after the Expiration Date or, if there is a subsequent offering period following the Expiration Date, the expiration of the last subsequent offering period, and (iii) September 1, 2011 (the earliest of clauses (i), (ii) and (iii), the “Conversion Time”), shall, in accordance with Section 13(B) of the Warrant and immediately prior to the Conversion Time, terminate and cease to represent a right to acquire shares of Company Common Stock, and the holder thereof shall be entitled to receive therefor from Parent and Merger Sub, and Parent and Merger Sub shall pay, no later than two Business Days following the Conversion Time an amount in cash equal to the product of (i) the number of shares of Company Common Stock that were purchasable upon exercise of the Warrant as of the Conversion Time (determined without regard to any limitations set forth in the Warrant as to the exercisability thereof), and (ii) the Offer Price less the exercise price of the Warrant as in effect as of the Conversion Time. For the avoidance of doubt, if the Merger Agreement shall be terminated, then the Warrant shall remain outstanding in accordance with its terms.

(b) Company Restricted Stock. Each share of Company Common Stock that is restricted (“Company Restricted Stock”) and is outstanding immediately prior to the Effective Time will vest in full and become non-forfeitable immediately prior to the Effective Time and will be cancelled at the Effective Time and converted into the right to receive the Merger Consideration.

(c) Payment. All amounts payable pursuant to this Section 2.10 will be paid as promptly as practicable following the Effective Time and in any event no later than ten (10) Business Days following the Effective Time, and Parent will cause the Surviving Corporation to make such payments as promptly as practicable after the Effective Time in accordance with the foregoing and the terms of the Warrant, the applicable Company Restricted Stock or the applicable Company Stock Plan.

(d) As soon as practicable following the date of this Agreement, the Board of Directors of the Company (or, if appropriate, any committee thereof administering the Company Stock Plan) and Parent shall adopt such resolutions or take such other actions as may be required to effect the foregoing actions set forth in clauses (b) and (c) of this Section 2.10 and shall make such other changes to the Company Stock Plan as Parent and the Company may agree are appropriate to give effect to the Merger.

(e) The Company shall take all requisite action so that, following the Effective Time, no participant in the Company Stock Plan, Company Benefit Plan or Company Benefit Agreement shall have any right thereunder to acquire any capital stock of the Company or the Surviving Corporation or any other equity interest therein (including “phantom” stock or stock appreciation rights). In addition, the Company shall take all actions as may be necessary to terminate the Company Stock Plan as of the Effective Time.

SECTION 2.11. Exchange of Certificates. (a) Exchange Agent. Prior to the Effective Time, Parent shall appoint a bank or trust company that is reasonably satisfactory to the Company to act as exchange agent (the “Exchange Agent”) for the payment of the Merger Consideration. At the Effective Time, Parent shall deposit, or cause the Surviving Corporation to deposit, with the Exchange Agent, for the benefit of the holders of Certificates, cash in an amount sufficient to pay the aggregate Merger Consideration required to be paid pursuant to Section 2.09(c). Any funds deposited with the Exchange Agent pursuant to this Section 2.11(a) shall hereinafter be referred to as the “Exchange Fund.”

(b) Exchange Procedures. As soon as reasonably practicable after the Effective Time, Parent shall cause the Exchange Agent to mail to each holder of record of a Certificate whose shares of Company Common Stock were converted into the right to receive the Merger Consideration (i) a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent and which shall be in customary form and contain customary provisions) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Each holder of record of one or more Certificates shall, upon surrender to the Exchange Agent of such Certificate or Certificates, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Exchange Agent, be entitled to receive in exchange therefor the amount of cash to which such holder is entitled pursuant to Section 2.09(c), and the Certificates so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Company Common Stock which is not registered in the transfer records of the Company, payment of the Merger Consideration in accordance with this Section 2.11(b) may be made to a person other than the person in whose name the Certificate so surrendered is registered if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer Taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of such Certificate or establish to the reasonable satisfaction of Parent that such Taxes have been paid or are not applicable. Until surrendered as contemplated by this Section 2.11(b), each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration. No interest shall be paid or will accrue on any payment to holders of Certificates pursuant to the provisions of this Article II.

(c) No Further Ownership Rights in Company Common Stock. The Merger Consideration paid upon the surrender of Certificates in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificates. At the close of business on the day on which the Effective Time occurs, the share transfer books of the Company shall be closed, and there shall be no further registration of transfers on the share transfer books of the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Certificate is presented to the Surviving Corporation for transfer, it shall be canceled against delivery of the Merger Consideration to the holder thereof as provided in this Article II.

(d) Termination of the Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of the Certificates for six months after the Effective

Time shall be delivered to Parent, upon demand, and any holders of the Certificates who have not theretofore complied with this Article II shall thereafter look only to Parent for, and Parent shall remain liable for, payment of their claim for the Merger Consideration in accordance with this Article II.

(e) No Liability. None of Parent, Merger Sub, the Company, the Surviving Corporation or the Exchange Agent shall be liable to any person in respect of any funds from the Exchange Fund properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificate shall not have been surrendered prior to four years after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration would otherwise escheat to or become the property of any Governmental Entity), any such Merger Consideration shall, to the extent permitted by applicable Law, become the property of Parent, free and clear of all claims or interest of any person previously entitled thereto.

(f) Investment of Exchange Fund. The Exchange Agent shall invest the cash in the Exchange Fund as directed by Parent. Any interest and other income resulting from such investments shall be paid to and be income of Parent. If for any reason (including losses) the cash in the Exchange Fund shall be insufficient to fully satisfy all of the payment obligations to be made in cash by the Exchange Agent hereunder, Parent shall promptly deposit cash into the Exchange Fund in an amount which is equal to the deficiency in the amount of cash required to fully satisfy such cash payment obligations.

(g) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such person of a bond in such reasonable amount as Parent may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall deliver in exchange for such lost, stolen or destroyed Certificate the Merger Consideration pursuant to this Article II.

(h) Withholding Rights. Parent, Merger Sub, the Surviving Corporation or the Exchange Agent shall be entitled to deduct and withhold from any amount payable pursuant to this Agreement such amounts as Parent, Merger Sub, the Surviving Corporation or the Exchange Agent are required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of state, local or foreign Law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Entity by Parent, Merger Sub, the Surviving Corporation or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made by Parent, Merger Sub, the Surviving Corporation or the Exchange Agent.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.01. Representations and Warranties of the Company. Except as set forth in the disclosure schedule delivered by the Company to Parent prior to the execution of this Agreement (the “Company Disclosure Schedule”) (with specific reference to the particular Section or subsection of this Agreement to which the information set forth in such disclosure schedule relates, provided that the disclosure of any fact or item in any section of the Company Disclosure Schedule shall, should the existence of such fact or item be relevant to any other Section or subsection, be deemed to be disclosed with respect to such other Section or subsection to the extent that such disclosure is cross-referenced to the other Section or subsection), the Company represents and warrants to Parent and Merger Sub as follows:

(a) Organization, Standing and Corporate Power. The Company and each of its Subsidiaries has been duly organized, and is validly existing and in good standing (with respect to jurisdictions that recognize that concept) under the Laws of the jurisdiction of its incorporation or formation, as the case may be, and has all requisite power and authority and possesses all governmental consents, licenses, orders, franchises, rights, registrations licenses, permits, authorizations and approvals, whether state or local, United States or foreign, necessary to enable it to use its corporate or other name and to own, lease or otherwise hold and operate its properties and other assets and to carry on its business as currently conducted (the “Permits”), except where the failure to have such Permits, has not had, and could not reasonably be expected to have, a Material Adverse Effect. The Company and each of its Subsidiaries is duly qualified or licensed to do business and is in good standing (with respect to jurisdictions that recognize that concept) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification, licensing or good standing necessary, other than in such jurisdictions where the failure to be so qualified, licensed or in good standing, individually or in the aggregate, has not had, and could not reasonably be expected to have, a Material Adverse Effect. The Company has made available to Parent, prior to the date of this Agreement (i) complete and accurate copies of the Company Certificate and the Bylaws of the Company (the “Company Bylaws”), (ii) the comparable organizational documents of each significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act, a “Significant Subsidiary”) and (iii) the Warrant Agreement, dated September 18, 2009, between the Company and Banco Inbursa S.A., Institución de Banca Multiple, Grupo Financiero Imbursa (the “Warrant Agreement”) and the related warrant (the “Warrant”), as amended to the date of this Agreement.

(b) Subsidiaries. Section 3.01(b)(i) of the Company Disclosure Schedule lists, as of the date of this Agreement, (i) each Significant Subsidiary of the Company (including its state of incorporation or formation) and (ii) each other Subsidiary of the Company. All of the outstanding capital stock of, or other equity interests in, each Subsidiary of the Company, is directly or indirectly owned by the Company. All the issued and outstanding shares of capital stock of, or other equity interests in, each such Subsidiary owned by the Company have been validly issued and are fully paid and nonassessable and are owned directly or indirectly by the Company free and clear of all pledges, liens, charges, encumbrances or security interests of any kind or nature whatsoever (collectively, “Liens”), other than Permitted Liens and free of any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or similar interests. Except as listed on Section 3.01(b)(ii) of the Company Disclosure Schedule, the Company does not own, directly or indirectly, as of the date of this Agreement, any capital stock of, or other voting securities or equity or similar interests in, any corporation, partnership, joint venture, association, limited liability company or other entity or person.

(c) Capital Structure; Indebtedness.

(i) The authorized capital stock of the Company consists of 100,000,000 shares of Company Common Stock and 1,000,000 shares of preferred stock, par value $0.01 per share (“Company Preferred Stock”). As of the close of business on the date prior to the date of this Agreement:

(1) 28,800,059 shares of Company Common Stock were issued and outstanding (which number includes 1,202,069 shares of Company Restricted Stock that were subject to vesting under the Company’s 2006 Stock Incentive Plan, as amended prior to the date of this Agreement (the “Company Stock Plan”)), and 169,134 shares of Company Common Stock were held by the Company in its treasury;

(2) 5,440,770 shares of Company Common Stock were reserved for issuance upon exercise of the Warrant, which has a current exercise price of $7.00 per share; and

(3) no shares of Company Preferred Stock were issued or outstanding or were held by the Company as treasury shares or were reserved for issuance.

(ii) Except as set forth above in this Section 3.01(c), at the close of business on the date prior to the date of this Agreement, no shares of capital stock or other voting securities or equity interests of the Company were issued, reserved for issuance or outstanding. No Subsidiary of the Company owns, holds or has any interest in shares of Company Common Stock. Except as set forth above in this Section 3.01(c), at the close of business on the date prior to the date of this Agreement, there were no outstanding stock appreciation rights, “phantom” stock rights, performance units, rights to receive shares of Company Common Stock on a deferred basis or other rights that are linked to the value of Company Common Stock (collectively, “Company Stock-Based Awards”). All outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote. Except as set forth above in this Section 3.01(c) (and with respect to changes to the following after the date of this Agreement, only such changes in accordance with Section 4.01(a)): (x) there are not issued, reserved for issuance or outstanding (A) any shares of capital stock or other voting securities or equity interests of the Company, (B) any securities of the Company convertible into or exchangeable or exercisable for shares of capital stock or other voting securities or equity interests of the Company, (C) any warrants, calls, options or other rights to acquire from the Company or any of its Subsidiaries, and, except for the Merger Option granted in this Agreement, no obligation of the Company or any of its Subsidiaries to issue, any capital stock, voting securities, equity interests or securities convertible into or exchangeable or exercisable for capital stock or voting securities of the Company or (D) any Company Stock-Based Awards and (y) there are not any outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any such securities or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities. Neither the Company nor any of its Subsidiaries is a party to any voting Contract with respect to the voting of any such securities. Except as set forth above in this Section 3.01(c) and subject to Section 4.01(a), there are no outstanding (1) securities of the Company or any of its Subsidiaries convertible into or exchangeable or exercisable for shares of capital stock or voting securities or equity interests of any Subsidiary of the Company, (2) warrants, calls, options or other rights to acquire from the Company or any of its Subsidiaries, and no obligation of the Company or any of its Subsidiaries to issue, any capital stock, voting securities, equity interests or securities convertible into or exchangeable or exercisable for capital stock or voting securities of any Subsidiary of the Company or (3) obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any such outstanding securities or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities; and

(iii) The only principal amount of outstanding indebtedness for borrowed money of the Company and its Subsidiaries (not including intercompany amounts or operating or capital leases) is $4,238,538 (which amount is as of the close of business on the date of this Agreement) of which, $3,000,000 is pursuant to the Company’s Senior Secured Revolving Credit Facility, dated as of September 18, 2009, with certain lenders and agents named therein, as amended prior to the date of this Agreement (the “Credit Facility”), and $1,238,537.58 is pursuant to that certain real estate Mortgage, Security Agreement, Assignment of Rents and Financing Statement, dated as of December 5, 2005, by and between CPR Holdings LLC, in favor and for the benefit of Ameritas Life Insurance Corp., and the Company.

(iv) From and after the date prior to the date of this Agreement, neither the Company nor any of its Subsidiaries has issued any shares of Company Common Stock or any securities convertible into or exercisable for any shares of Company Common Stock, other than the issuance of Company Common Stock upon the exercise of other Company Stock-Based Awards outstanding as of the date prior to the date of this Agreement in accordance with their terms as of the date prior to the date of this Agreement.

(d) Authority; Noncontravention. The Company has all requisite corporate power and authority to execute and deliver this Agreement and, subject to receipt of the Company Stockholder Approval if required by applicable Law to consummate the Merger, to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement (other than the obtaining of the Company Stockholder Approval to consummate the Merger, if required by applicable Law). This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Board of Directors of the Company has unanimously, by resolutions duly adopted at a meeting duly called and held (i) approved this Agreement, and declared this Agreement, the Offer, the Merger and the transactions contemplated by this Agreement advisable, fair to and in the best interests of the Company and the Company Stockholders, and (ii) resolved to recommend that the Company Stockholders accept the Offer, that the Company Stockholders tender their shares of Company Common Stock in the Offer to Merger Sub, and that the Company Stockholders vote to adopt this Agreement to the extent required by applicable Law. Subject to Section 4.02, the Board of Directors has not rescinded, modified or withdrawn such resolutions in any way. The execution and delivery of this Agreement by the Company do not, and the consummation by the Company of the Offer and the Merger and the other transactions contemplated by this Agreement and compliance by the Company with the provisions of this Agreement will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation or acceleration of any obligation or to the loss of a benefit under, or result in the creation of any Lien in or upon any of the properties or other assets of the Company or any of its Subsidiaries under, (x) the Company Certificate or the Company Bylaws or the comparable organizational documents of any of its Subsidiaries, (y) any loan or credit agreement, bond, debenture, note, mortgage, indenture, lease, supply agreement, license agreement, development agreement or other contract, agreement, obligation, commitment or instrument (each, including all amendments thereto, a “Contract”), to which the Company or any of its Subsidiaries is a party or any of their respective properties or other assets is subject or (z) subject to the obtaining of the Company Stockholder Approval if required by applicable Law and the governmental filings and other matters referred to in the following sentence, any (A) statute, law, ordinance, rule or regulation (domestic or foreign) issued, promulgated or entered into by or with any Governmental Entity (each, a “Law”) applicable to the Company or any of its Subsidiaries or any of their respective properties or other assets or (B) order, writ, injunction, decree, judgment or stipulation issued, promulgated or entered into by or with any Governmental Entity (each, an “Order”) applicable to the Company or any of its Subsidiaries or their respective properties or other assets, other than, in the case of clauses (y) and (z), any such conflicts, violations, breaches, defaults, rights of termination, modification, cancellation or acceleration, losses or Liens that individually or in the aggregate (A) have not had, and could not reasonably be expected to have, a Material Adverse Effect, (B) have not impaired, and could not reasonably be expected to impair, in any material respect, the ability of the Company to perform its obligations under this Agreement or (C) have not prevented or materially impeded, interfered with, hindered or delayed, and could not reasonably be expected to prevent or materially impede, interfere with, hinder or delay, the consummation of any of the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in any revocation, cancellation, suspension or modification of any material Permits. No consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Federal, state, local or foreign government, any court, administrative, regulatory or other governmental agency, commission or authority or any organized securities exchange (each, a “Governmental Entity”) is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation of the Offer, the Merger or the other transactions contemplated by this Agreement, except for (1) (A) the filing of a premerger notification and report form by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”) and the expiration or termination of the waiting period required thereunder and (B) the receipt, termination or expiration, as applicable, of approvals or waiting periods required under any other applicable Antitrust Law, (2) applicable requirements of the Exchange Act, and state securities takeover and “blue sky” laws, as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (3) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (4) any filings with and approvals of Nasdaq and (5) such other consents, approvals, orders, authorizations, actions, registrations, declarations and filings the failure of which to be obtained or made, individually or in the aggregate (x) has not had, and could not reasonably be expected to, have a Material Adverse Effect, (y) has not impaired, and could not reasonably be expected to impair, in any material respect, the ability of the Company to perform its obligations under this Agreement or (z) has not prevented, or materially impeded, interfered with, hindered or delayed, and could not reasonably be expected to prevent or materially impede, interfere with, hinder or delay, the consummation of any of the transactions contemplated by this Agreement.

(e) Company SEC Documents.

(i) The Company has timely filed all reports, schedules, forms, statements and other documents (including exhibits and other information incorporated therein) with the SEC required to be filed by the Company since January 1, 2008 (such documents, together with any documents filed during such period by the Company to the SEC on a voluntary basis on Current Reports on Form 8-K, the “Company SEC Documents”). As of their respective filing dates, the Company SEC Documents complied in all material respects with, to the extent in effect at the time of filing, the requirements of the U.S. Securities Act of 1933, as amended (including the rules and regulations promulgated thereunder, the “Securities Act”), the Exchange Act and the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder, “SOX”) applicable to such Company SEC Documents. Except to the extent that information contained in any Company SEC Document has been revised, amended, supplemented or superseded by a later-filed Company SEC Document that has been filed prior to the date of this Agreement, as of their respective filing dates, none of the Company SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the financial statements (including the related notes) of the Company included in the Company SEC Documents complied at the time it was filed as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto in effect at the time of such filing, had been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) (except, in the case of unaudited statements, as permitted by the rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). None of the Subsidiaries of the Company are, or have at any time since January 1, 2008 been, subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act.

(ii) Each of the principal executive officer of the Company and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of SOX with respect to the Company SEC Documents, and the statements contained in such certifications are true and accurate. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in SOX. Neither the Company nor any of its Subsidiaries has outstanding (nor has arranged or modified since the enactment of SOX) any “extensions of credit” (within the meaning of Section 402 of SOX) to directors or executive officers (as defined in Rule 3b-7 under the Exchange Act) of the Company or any of its Subsidiaries.

(iii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) access to assets is permitted only in accordance with management’s general or specific authorization; and (C) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(iv) The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of the Company required under the Exchange Act with respect to such reports. The Company has disclosed, based on its most recent evaluation of such disclosure controls and procedures prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Board of Directors of the Company and on 3.01(e)(iv) of the Company Disclosure Schedule (A) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(v) Since December 31, 2008 through the date of this Agreement, (i) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or any of its Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices, and (ii) no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported evidence of a material violation of securities Laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of Directors of the Company or any committee thereof or to any director or officer of the Company.

(f) Information Supplied. None of the information supplied or to be supplied by or on behalf of the Company specifically for inclusion or incorporation by reference in the Offer Documents, the Schedule 14D-9 or the Proxy Statement will, on the date that such document is first mailed to the stockholders of the Company and during the pendency of the Offer and the subsequent offering period, if any (in the case of the Offer Documents and the Schedule 14D-9) and at the time of the Company Stockholders’ Meeting, if any (in the case of the Proxy Statement), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of Parent or Merger Sub specifically for inclusion or incorporation by reference in the Offer Documents, the Schedule 14D-9 or the Proxy Statement. The Schedule 14D-9 and the Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act.

(g) Absence of Certain Changes or Events. Except for liabilities expressly contemplated to be incurred as a result of this Agreement or, with respect to liabilities incurred after the date of this Agreement, as expressly permitted pursuant to Section 4.01(a), since December 31, 2010, the Company and its Subsidiaries have conducted their respective businesses only in the ordinary course consistent with past practice, (i) there has not been any Material Adverse Change, and (ii) from such date until the date of this Agreement there has not been (A) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any capital stock of the Company or any of its Subsidiaries, other than dividends or distributions by a direct or indirect wholly owned Subsidiary of the Company to its stockholders, (B) any purchase, redemption or other acquisition by the Company or any of its Subsidiaries of any shares of capital stock or any other securities of the Company or any of its Subsidiaries or any options, warrants, calls or rights to acquire such shares or other securities, including pursuant to any share repurchase program of the Company, (C) any split, combination or reclassification of any capital stock of the Company or any of its Subsidiaries or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of their respective capital stock, (D) (1) any granting by the Company or any of its Subsidiaries to any current or former director, officer, employee or independent contractor, of the Company or any of its Subsidiaries (all such individuals, collectively, the “Company Personnel”) of any increase in compensation, bonus or fringe or other benefits, except in the ordinary course of business consistent with past practice or as was required under any Company Benefit Agreement or Company Benefit Plan, (2) any granting by the Company or any of its Subsidiaries to any Company Personnel of (x) any increase in severance or termination pay or (y) any right to receive any severance or termination pay except in connection with the termination of employment or service arrangement with any Company Personnel, (3) any entry by the Company or any of its Subsidiaries into, or any amendments of, (x) any employment, deferred compensation, consulting, severance, change of control, termination, retention, deal bonus or indemnification Contract with any Company Personnel or (y) any Contract with any Company Personnel the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Company of a nature contemplated by this Agreement, except in the ordinary course of business consistent with past practice or as was required under any Company Benefit Agreement or Company Benefit Plan or applicable Law (all Contracts of the type described by this clause (3), collectively, “Company Benefit Agreements”), (4) the removal or modification of any restrictions in any Company Benefit Agreement or Company Benefit Plan or awards made thereunder, except as required to comply with applicable Law or any Company Benefit Agreement or Company Benefit Plan in effect as of the date of this Agreement, or (5) the adoption, amendment or termination of any Company Benefit Plan or entry into any agreement, plan or arrangement to do any of the foregoing, except in the ordinary course of business consistent with past practice or as was required under any Company Benefit Agreement or Company Benefit Plan or applicable Law, (E) any material damage, destruction or loss, whether or not covered by insurance, (F) any change in accounting methods, principles or practices by the Company materially affecting its assets, liabilities or businesses, except insofar as may have been required by a change in GAAP or (G) any other action taken or committed to be taken by the Company or any Subsidiary of the Company which, if taken following entry by the Company into this Agreement, would have required the consent of Parent pursuant to Section 4.01(a).

(h) Litigation. There are no actions, suits, claims, hearings, proceedings, arbitrations, mediations, audits, inquiries or investigations (whether civil, criminal, administrative or otherwise) (“Actions”) pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of the executive officers or directors of the Company, except, in each case, for those that, individually or in the aggregate, (A) have not had, and could not reasonably be expected to have, a Material Adverse Effect and (B) could not reasonably be expected to prevent, materially delay or materially impede the ability of the Company to consummate the Offer, the Merger or the other transactions contemplated by this Agreement. Neither the Company nor any of its Subsidiaries nor any of their respective properties or assets is or are subject to any Order, writ, judgment, injunction, settlement, decree or award, except for those that, individually or in the aggregate, (x) have not had, and could not reasonably be expected to have, a Material Adverse Effect and (y) could not reasonably be expected to prevent, materially delay or materially impede the ability of the Company to consummate the Offer, the Merger or the other transactions contemplated by this Agreement. Since January 1, 2008 there has not been any material product liability, manufacturing or design defect, warranty, field repair or other material product-related claims by any third party (whether based on contract or tort and whether relating to personal injury, including death, property damage or economic loss) arising from (A) services rendered by the Company or any of its Subsidiaries or (B) the sale, distribution or manufacturing of products by the Company or any of its Subsidiaries. To the Knowledge of the Company (including for this purpose the members of the Audit Committee of the Board of Directors of the Company), there are no formal or informal governmental inquiries or investigations or internal investigations or whistle-blower complaints pending or threatened, in each case regarding accounting or disclosure practices of the Company or any of its Subsidiaries, compliance by the Company or any of its Subsidiaries with any Law or any malfeasance by any officer of the Company or any of its Subsidiaries.

(i) Material Contracts.

(i) Except for this Agreement and as set forth in Section 3.01(i) of the Company Disclosure Letter and except for the Company Benefit Agreements and Company Benefit Plans, neither the Company nor any of its Subsidiaries is a party to or bound by any contract, arrangement, commitment or understanding (A) with respect to the employment of any directors or executive officers of the Company, (B) that is a “material contract” (as such term is defined in Item 601(b) (10) of Regulation S-K of the SEC), (C) that limits or purports to limit in any material respect the ability of the Company or any of its Affiliates to compete in any line of business, in any geographic area or with any person, or that requires referrals of any material amount of business of the Company or any of its Affiliates, (D) with respect to any customer or distribution agreements where the Company or any of its Subsidiaries has received or expects to receive in the next twelve (12) months $2,500,000 or more in receivables pursuant to such agreements, (E) with respect to the receipt of any goods and services involving a payment of $1,000,000 or more per annum (other than those cancelable by the Company without penalty or notice of 90 days or less), (F) in the case of a Company Benefit Plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement (G) all presently existing and valid Contracts, commitments or understanding under which the Company or any of its Subsidiaries has agreed to perform land contract drilling for any third party (“Drilling Contracts”), (H) each joint venture agreement to which the Company or any of its Subsidiaries is a party or (I) that could prevent, materially delay or materially impede the consummation of any of the transactions contemplated by this Agreement. All contracts, arrangements, commitments or understandings of the type described in this Section 3.01(i) shall be collectively referred to herein as the “Material Contracts.”

(ii) Schedule 3.01(i) of the Company Disclosure Schedule sets forth a list of all Material Contracts as of the date of this Agreement. Each such Material

Contract is valid and in full force and effect and enforceable in accordance with its respective terms. Neither the Company nor any of its Subsidiaries, nor, to the Company’s Knowledge, any counterparty to any Material Contract, has violated or is alleged to have violated any material provision of, or committed or failed to perform any act which, with or without notice, lapse of time or both, could constitute a material default under the provisions of any Material Contract. None of the parties to any Material Contract has terminated, canceled or modified any of the Material Contracts or given notice that it intends to do so,

(j) Compliance with Laws; Environmental Matters.

(i) Except for such matters as have not had and could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect: (a) the Company and its Subsidiaries are in compliance, and have been in compliance since January 1, 2008, with all applicable Environmental Laws (as defined below); (b) the Company and its Subsidiaries have all and are in compliance, and have been in compliance since January 1, 2008, with all applicable Environmental Permits, and such permits are in full force and effect; (c) to the Knowledge of the Company, no property currently owned, leased or operated by the Company or any of its Subsidiaries (including soils, groundwater, surface water, buildings or other structures) is contaminated with any Hazardous Substance (as defined below) in a manner (i) that requires or is reasonably likely to require any Removal, Remedial or Response actions (as such terms are defined below) for its current use, (ii) that is in violation of any Environmental Law, or (iii) that is reasonably likely to give rise to any Environmental Liability (as defined below); (d) during the period of its ownership, lease or operation thereof, there was no Release of any Hazardous Substance at, on, in, to or from any real property formerly owned, leased or operated by the Company or any of its Subsidiaries (i) that requires or is reasonably likely to require any Removal, Remedial or Response actions for its current use, (ii) that is in violation of Environmental Law, or (iii) that is reasonably likely to give rise to any Environmental Liability; (e) neither the Company nor any Subsidiary has Released any Hazardous Substance (i) that requires or is reasonably likely to require any Removal, Remedial or Response actions for its current use, (ii) that is in violation of Environmental Law, or (iii) that is reasonably likely to give rise to any Environmental Liability; (f) neither the Company nor any of its Subsidiaries has received any notice, demand letter, claim or request for information in writing alleging that the Company or any of its Subsidiaries is or may be in violation of or subject to liability under any Environmental Law, including with respect to any Hazardous Substance sent offsite by or on behalf of the Company or any Subsidiary, or from any real property currently owned, leased or operated by the Company or any Subsidiary, and, to the Knowledge of the Company, no such notice, demand letter, claim or request is threatened; (g) neither the Company nor any of its Subsidiaries currently is subject to or, to the Knowledge of the Company, threatened to be subject to, any order, decree, injunction or agreement with any Governmental Entity, or any indemnity or other agreement relating to any Hazardous Substance; (h) neither the Company nor any of its Subsidiaries have received any notice that real property currently owned, leased or operated by the Company or any Subsidiary is listed or proposed for listing on the National Priorities List or the Comprehensive Environmental Response, Compensation and Liability Information System under the federal Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) or any analogous list; (i) all underground storage tanks and solid waste disposal facilities owned or operated by Company are used and operated in material compliance with Environmental Laws; and (j) there are no other circumstances or conditions involving the Company or any of its Subsidiaries that are reasonably likely to result in any Environmental Liability, including with respect to any Hazardous Substance sent offsite by or on behalf of the Company or any Subsidiary, or from any real property currently owned, leased or operated by the Company or any Subsidiary. As used herein, the term “Environmental Laws” means all Laws (including any common law) relating to: (A) the protection, investigation or restoration of the environment or natural resources, (B) the handling, generation, transportation, storage, treatment, use, presence, disposal, Release (as defined below) or threatened Release of any Hazardous Substance, (C) natural resource damage or (D) noise, odor, indoor air, employee exposure, wetlands, pollution, contamination or any injury or threat of injury to persons or property relating to any Hazardous Substance. As used herein, the term “Environmental Permit” means any permit, license or other authorization required under applicable Environmental Law. As used herein, the term “Environmental Liability” means any obligations or liabilities (including any notices, claims, complaints, suits or other assertions of obligations or liabilities) that are: (i) related to the environment (including on-site or off-site contamination by, or exposure to, Hazardous Substances); or (ii) based upon or related to (A) any provision of Environmental Laws or Environmental Permits or (B) any order, consent, decree, writ, injunction or judgment issued or otherwise imposed by any Governmental Entity pursuant to Environmental Law. The term “Environmental Liability” includes: (A) fines, penalties, judgments, awards, settlements, losses, damages, costs, fees (including attorneys’ and consultants’ fees), expenses and disbursements relating to environmental matters; (B) defense and other responses to any administrative or judicial action (including notices, claims, complaints, suits and other assertions of liability) relating to environmental matters; and (C) financial responsibility for (x) cleanup costs and injunctive relief, including any Removal, Remedial or Response actions, and (y) other Environmental Laws compliance or remedial measures. As used herein, the term “Hazardous Substance” means any “hazardous substance” and any “pollutant or contaminant” as those terms are defined in CERCLA, any “hazardous waste” as that term is defined in the Resource Conservation and Recovery Act (“RCRA”); and any “hazardous material” as that term is defined in the Hazardous Materials Transportation Act, all as amended (including as those terms are further defined, construed, or otherwise used in court opinions, rules, regulations, guidelines, directives and orders, issued pursuant to, or otherwise in implementation of, said Laws); and including, without limitation, any petroleum products or byproducts, solvent, flammable or explosive material, radioactive material, asbestos, lead paint, polychlorinated biphenyls (or PCBs), dioxins, dibenzofurans, heavy metals, radon gas, mold, mold spores, mycotoxins, and any other substances, materials or wastes that are present in such location and at such concentration that they are regulated under Environmental Law. As used herein, the term “Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, placing, discarding, abandonment, or disposing into the environment (including the placing, discarding or abandonment of any barrel, container or other receptacle containing any Hazardous Substance or other material). As used herein, the term “Removal, Remedial or Response” actions include the types of activities covered by CERCLA, RCRA, and other comparable Environmental Laws, whether such activities are those which might be taken by a Governmental Entity or those which a Governmental Entity might seek to require of waste generators, handlers, distributors, processors, users, storers, treaters, owners, operators, transporters, recyclers, reusers or disposers, including all actions to (A) clean up, remove, treat or handle in any other way Hazardous Substances in the environment; (B) restore or reclaim the environment or natural resources; (C) prevent the Release of Hazardous Substances so that they do not migrate, endanger or threaten to endanger public health or the environment; or (D) perform remedial investigations, feasibility studies, corrective actions, closures and post-remedial or post-closure studies, investigations, operations, maintenance and monitoring.

(ii) The reserves reflected on the Company Balance Sheet relating to environmental matters were adequate under GAAP as of December 31, 2010, and Company has not incurred any liability in respect of any environmental matter since that date which has had or could reasonably be expected to have a Material Adverse Effect; and the Company SEC Documents include all information relating to environmental matters required to be included therein under the rules and regulations of the SEC applicable thereto.

(iii) To the Company’s Knowledge, there are no adverse negative past performance evaluations or ratings by the U.S. Government or any other Governmental Entity, or any voluntary disclosures under the Foreign Corrupt Practices Act of 1977 (the “Foreign Corrupt Practices Act”) or any other comparable foreign Law, any enforcement actions or threats of enforcement actions, or facts that, in each case, could result in any adverse or negative performance evaluations related to the Foreign Corrupt Practices Act or any other comparable foreign Law. Neither the U.S. Government nor any other person has notified the Company or any of its Subsidiaries in writing of any actual or alleged violation or breach of the Foreign Corrupt Practices Act or any other comparable foreign Law. To the Knowledge of the Company, none of the Company and its Subsidiaries has undergone or is undergoing any audit, review, inspection, investigation, survey or examination of records relating to the Company’s or any of its Subsidiaries’ compliance with the Foreign Corrupt Practices Act or any other comparable foreign Law. To the Knowledge of the Company, the Company and its Subsidiaries have not been and are not now under any administrative, civil or criminal investigation or indictment and are not party to any litigation involving alleged false statements, false claims or other improprieties relating to the Company’s or any of its Subsidiaries’ compliance with the Foreign Corrupt Practices Act or any other comparable foreign Law;

(iv) None of the Company, any of its Subsidiaries or, to the Company’s Knowledge, any of their employees is, or since January 1, 2008, has been, in violation of any Law applicable to its business, properties or operations and relating to: (1) the use of corporate funds relating to political activity or for the purpose of obtaining or retaining business; (2) payments to government officials or employees from corporate funds; or (3) bribes, rebates, payoffs, influence payments or kickbacks (including 42 U.S.C. 1320 a-7b(b), as amended or any applicable state anti-kickback or other similar state or federal laws);

(v) The Company and its Subsidiaries have at all times been in compliance with all requirements of any U.S. Governmental Entity relating to export controls and economic sanctions. Neither the Company nor any of its Subsidiaries has conducted any activity with respect to its business or its assets in violation of laws relating to trade control, including without limitation, the Arms Export Control Act, the International Traffic in Arms Regulations, the International Emergency Economic Powers Act, the Export Administration Regulations, the Trading with the Enemy Act, or the various U.S. economic sanction and embargo programs codified in 31 C.F.R. Chapter V or in Executive Orders issued from time to time by the President of the United States, or any other US export regulations. Neither the Company nor any of its Subsidiaries has caused, permitted, or allowed any other Person to conduct any such activity with respect to any of its business or its assets. Neither the Company nor any of its Subsidiaries is subject to any action of any Governmental Entity that would restrict its ability to engage in export transactions, bar it from exporting or otherwise limit its exporting activities or sales to governmental bodies. Except to the extent permitted under Law, neither the Company nor any of its Subsidiaries has, directly or indirectly, sold any product or provided any service to or on behalf of, or otherwise engaged in any transaction with or involving, Cuba, Iran, Iraq, Libya, North Korea, Sudan, Syria or any Person identified on a U.S. government list. Neither the Company nor any of its Subsidiaries has or is in the process of filing a voluntary disclosure concerning any export violation. Section 3.01(j)(v) of the Disclosure Schedule sets forth a complete and detailed list of any and all disclosures, violations, fines and penalties that the Company and/or its Subsidiaries have incurred due to violations of any export control regulation enforced by any Governmental Entity. Neither the Company or any of its Subsidiaries has taken any action in violation of applicable current United States Laws that prohibit parties from transacting or dealing with terrorists, narcotics traffickers, and Governmental Entities and persons in certain countries including Burma (Myanmar), Cuba, Iran, Iraq, Libya, North Korea, Sudan and Syria.

(k) Labor Relations and Other Employment Matters.

(i) Since December 31, 2008, there has not been any adoption, amendment or termination by the Company or any of its Subsidiaries of any collective bargaining or other labor union Contract to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound that covers any Company employees. None of the employees of the Company or any of its Subsidiaries are represented by any union with respect to their employment by the Company or such Subsidiary, and no labor organization or group of employees of the Company or any of its subsidiaries has made a pending demand for recognition or certification to the Company or any of its Subsidiaries and, to the Knowledge of the Company, there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened in writing to be brought or filed with the National Labor Relations Board or any other Governmental Entity. Since January 1, 2009, neither the Company nor any of its Subsidiaries has experienced any material labor disputes, union organization attempts or work stoppages, slowdowns or lockouts due to labor disagreements.

(ii) Neither the Company nor any of its Subsidiaries is delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed for it or amounts required to be reimbursed to such employees. No employee of the Company at the officer level or above has given written notice to the Company or any of its Subsidiaries that any such employee intends to terminate his or her employment with the Company or any of its Subsidiaries. To the Knowledge of the Company, no employee or former employee of the Company or any of its Subsidiaries is in any respect in violation of any term of any employment contract, nondisclosure agreement, non-competition agreement, or any restrictive covenant with, or any common law nondisclosure obligations owed to, a former employer relating to the right of any such employee to be employed by the Company or any of its Subsidiaries because of the nature of the business conducted or presently proposed to be conducted by the Company or any of its Subsidiaries or to the use of trade secrets or proprietary information of others.

(iii) Each of the Company and its Subsidiaries is in material compliance with all applicable Laws and collective bargaining agreements respecting employment and employment practices, terms and conditions of employment, wages and hours and occupational safety and health. Each individual who renders services to the Company or any of its Subsidiaries who is classified by the Company or such subsidiary, as applicable, as having the status of an independent contractor or other non-employee status for any purpose (including for purposes of taxation and tax reporting and under Company Benefit Plans) is properly so characterized.

(l) Benefit Plans.

(i) Section 3.01(l)(i) of the Company Disclosure Schedule contains a complete and accurate list of each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not subject to ERISA, and all employment, employee loan, collective bargaining, bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock appreciation, restricted stock, stock option, “phantom” stock, retirement, thrift savings, stock bonus, paid time off, fringe benefit, vacation, severance, retention, change in control, and all other employee benefit plans, programs, policies or Contracts maintained, contributed to or required to be maintained or contributed to by the Company or any of its Subsidiaries (exclusive of any such plan, program, policy or Contract mandated by and maintained solely pursuant to applicable Law and except for employment contracts, agreements, or arrangements that can be terminated at the will of the Company or its Subsidiaries without cost or liability), in each case providing benefits to any Company Personnel (collectively, the “Company Benefit Plans”) and each Company Benefit Agreement (exclusive of local offer letters mandated under applicable non-U.S. law that do not impose any severance obligations other than any mandatory statutory severance); provided, however, that (x) with respect to Company Benefit Plans sponsored by the Company or any of its Subsidiaries solely for service providers outside of the United States (each, a “Non-U.S. Company Benefit Plan”), the term Company Benefit Plans for purposes of this Agreement shall mean any material Non-U.S. Company Benefit Plans and (y) individual option and restricted stock unit award agreements issued under the Company Stock Plans need not be listed on Section 3.01(l)(i) of the Company Disclosure Schedule. Each Company Benefit Plan that is an “employee pension benefit plan” (as defined in Section 3(2) of ERISA) is sometimes referred to herein as a “Company Pension Plan” and each Company Benefit Plan that is an “employee welfare benefit plan” (as defined in Section 3(1) of ERISA) is sometimes referred to herein as a “Company Welfare Plan.”

(ii) The Company has made available to Parent current, complete and accurate copies of (to the extent applicable) (A) each Company Benefit Plan (or, with respect to any unwritten Company Benefit Plans, accurate descriptions thereof) and Company Benefit Agreements, (B) for the two most recent years (1) annual reports on Form 5500 required to be filed with the Internal Revenue Service (the “IRS”) or any other Governmental Entity with respect to each Company Benefit Plan (if any such report was required) and all schedules and attachments thereto, (2) audited financial statements and (3) actuarial valuation reports, (C) the most recent summary plan description and any summary of material modifications thereto for each Company Benefit Plan for which such summary plan description is required, (D) each trust Contract and insurance or group annuity Contract relating to any Company Benefit Plan and (E) the most recent favorable IRS determination letter or opinion letter, to the extent applicable.

(iii) Except as, individually or in the aggregate, has not had, and could not reasonably be expected to have, a Material Adverse Effect, (A) each Company Benefit Plan has been administered in all respects in accordance with its terms, and the Company, its Subsidiaries and all the Company Benefit Plans are in compliance in all respects with the applicable provisions of ERISA, the Code and all other applicable Laws and the terms of all collective bargaining Contracts, and (B) all Company Pension Plans intended to be qualified within the meaning of Section 401(a) of the Code have received favorable determination letters from the IRS or are subject to an opinion letter from the IRS, to the effect that such Company Pension Plans are so qualified and exempt from Federal income Taxes under Sections 401(a) and 501(a), respectively, of the Code, no such letter has been revoked (nor, to the Knowledge of the Company, has revocation been threatened) and no event has occurred since the date of the most recent letter that would reasonably be expected to adversely affect the qualification of such Company Pension Plan or increase the costs relating thereto or require security under Section 307 of ERISA. No Company Benefit Plan is intended to meet the requirements of Section 501(c)(9) of the Code.

(iv) Neither the Company nor any Commonly Controlled Entity has, during the six-year period ending on the date of this Agreement, maintained, contributed to or been required to contribute to any Company Pension Plan that is subject to Title IV of ERISA or Section 412 of the Code, or any “multiemployer plan” as defined in Section 3(37) or 4001(a)(3) of ERISA. Except as, individually or in the aggregate, has not had, and could not reasonably be expected to have, a Material Adverse Effect, (A) neither the Company nor any Commonly Controlled Entity has any unsatisfied liability under Title

IV of ERISA, (B) to the knowledge of the Company, no condition exists that presents a risk to the Company or any Commonly Controlled Entity of incurring a liability under Title IV of ERISA, and (C) no event has occurred, and to the Knowledge of the Company no condition exists, that could be reasonably expected to subject the Company or any Subsidiary to any Tax, fine, Lien, penalty or other liability imposed by ERISA, the Code or other applicable laws, rules and regulations. For purposes of this Section, “Commonly Controlled Entity” means any other person or entity that, together with the Company, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

(v) Except as, individually or in the aggregate, has not had, and could not reasonably be expected to have, a Material Adverse Effect, (A) none of the Company or any of its Subsidiaries has received notice of and, to the Knowledge of the Company, there are no Actions by any Governmental Entity with respect to, or other claims (except claims for benefits payable in the normal operation of the Company Benefit Plans), suits or proceedings against or involving any Company Benefit Plan or asserting any rights or claims to benefits under any Company Benefit Plan that are pending or threatened that could reasonably be expected to give rise to any material liability and (B) to the Knowledge of the Company, there are not any facts that could give rise to any liability in the event of any such Action.

(vi) Except as, individually or in the aggregate, has not had, and could not reasonably be expected to have, a Material Adverse Effect, all contributions, premiums and benefit payments under or in connection with the Company Benefit Plans that are required to have been made as of the date of this Agreement in accordance with the terms of the Company Benefit Plans have been timely made or have been reflected on the most recent audited balance sheet of the Company included in the Company SEC Documents (including the notes thereto, the “Company Balance Sheet”).

(vii) With respect to each Company Benefit Plan, except as, individually or in the aggregate, has not had, and could not reasonably be expected to have, a Material Adverse Effect: (A) there has not occurred any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) in which the Company or any of its Subsidiaries or any of their respective employees, or, to the Knowledge of the Company, any trustee, administrator or other fiduciary of such Company Benefit Plan, or any agent of the foregoing, has engaged that could reasonably be expected to subject the Company or any of its Subsidiaries or any of their respective employees, or any such trustee, administrator or other fiduciary, to the Tax or penalty on prohibited transactions imposed by Section 4975 of the Code or the sanctions imposed under Title I of ERISA and (B) neither the Company, any of its Subsidiaries or any of their respective employees nor, to the Knowledge of the Company, any trustee, administrator or other fiduciary of any Company Benefit Plan nor any agent of any of the foregoing, has engaged in any transaction or acted in a manner, or failed to act in a manner, that could reasonably be expected to subject the Company or any of its Subsidiaries or any of their respective employees or, to the Knowledge of the Company, any such trustee, administrator or other fiduciary, to any liability for breach of fiduciary duty under ERISA or any other applicable Law.

(viii) Each of the Company and its Subsidiaries complies in all material respects with the applicable requirements of Section 4980B(f) of the Code, Sections 601-609 of ERISA or any similar state or local Law with respect to each Company Benefit Plan that is a group health plan, as such term is defined in Section 5000(b)(1) of the Code or such state Law. Neither the Company nor any of its Subsidiaries has any material obligations for health or life insurance benefits following termination of employment under any Company Benefit Plan (other than for continuation coverage required under Section 4980(B)(f) of the Code). To the Knowledge of the Company, there has been no communication to employees by the Company or any of its Subsidiaries which could reasonably be interpreted to promise or guarantee such employees retiree health or life insurance or other retiree death benefits on a permanent basis.

(ix) None of the execution and delivery of this Agreement, the obtaining of the Company Stockholder Approval or the consummation of the Offer, the Merger or any other transaction contemplated by this Agreement (alone or in conjunction with any other event, including as a result of any termination of employment on or following the Effective Time) will (A) entitle any Company Personnel to severance or termination pay, (B) accelerate the time of payment or vesting, or trigger any payment or funding (through a grantor trust or otherwise) of, compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any Company Benefit Plan or Company Benefit Agreement or (C) result in any breach or violation of, or a default under, any Company Benefit Plan or Company Benefit Agreement.

(x) No material deduction by the Company or any of its Subsidiaries in respect of any “applicable employee remuneration” (within the meaning of Section 162(m) of the Code) has been disallowed or is subject to disallowance by reason of Section 162(m) of the Code. For each person entitled to receive any additional payment from the Company or any of its Subsidiaries or the Surviving Corporation by reason of the excise Tax required by Section 4999(a) of the Code being imposed on such person by reason of the transactions contemplated by this Agreement, the Company made available to Parent (A) accurate Form W-2 information for the 2006, 2007, 2008, 2009 and 2010 calendar years, (B) annual base salary as of the date of this Agreement, actual bonus paid for the 2007, 2008, 2009 and 2010 calendar years and target annual bonus for the 2011 calendar year and (C) a list, as of the date of this Agreement, of all outstanding Company Stock-Based Awards granted under the Company Stock Plan or otherwise (together with (as applicable) the number of shares of Company Common Stock subject thereto, and the grant dates exercise or base prices and vesting schedules thereof), and (D) estimated current annual cost of welfare and pension benefits.

(xi) Except as, individually or in the aggregate, has not had, and could not reasonably be expected to have, a Material Adverse Effect, all Non-U.S. Company Benefit Plans (A) have been maintained in accordance with all applicable requirements, (B) if they are intended to qualify for special tax treatment meet all requirements for such treatment, and (C) if they are intended to be funded and/or book-reserved are fully funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions.

(xii) The parties acknowledge that certain payments have been made or are to be made and certain benefits have been granted or are to be granted according to employment compensation, severance and other employee benefit plans of the Company, including the Company Benefit Plans and the Company Welfare Plans (collectively, the “Arrangements”) to certain holders of Company Common Stock and other securities of the Company (the “Covered Securityholders”). The Company represents and warrants that all such amounts payable under the Arrangements (i) are being paid or granted as compensation for past services performed, future services to be performed, or future services to be refrained from performing, by the Covered Securityholders (and matters incidental thereto) and (ii) are not calculated based on the number of shares tendered or to be tendered into the Offer by the applicable Covered Securityholder. The Company also represents and warrants that (i) the adoption, approval, amendment or modification of each Arrangement since the discussions relating to the transactions contemplated hereby between the Company and Parent began has been approved as an employment compensation, severance or other employee benefit arrangement solely by independent directors of the Company in accordance with the requirements of Rule 14d-10(d)(2) under the Exchange Act and the instructions thereto and (ii) the “safe harbor” provided pursuant to Rule 14d-10(d)(2) is otherwise applicable thereto as a result of the taking prior to the execution of this Agreement of all necessary actions by the Board of Directors of the Company, the Executive Compensation Committee of such Board or its independent directors. A true and complete copy of any resolutions of any committee of the Board of Directors of the Company reflecting any approvals and actions referred to in the preceding sentence and taken prior to the date of this Agreement has been provided to Parent prior to the execution of this Agreement.

(m) No Parachute Gross Up. No Company Personnel are entitled to receive any additional payment from the Company or any of its Subsidiaries or the Surviving Corporation by reason of the excise Tax required by Section 4999(a) of the Code being imposed on such person by reason of the transactions contemplated by this Agreement.

(n) Tax Matters.

(i) Except as, individually or in the aggregate, has not had, and could not reasonably be expected to have, a Material Adverse Effect:

(1) The Company and each of its Subsidiaries have prepared and timely filed (taking into account any extension of time within which to file) all Tax Returns required to be filed by any of them and all such filed Tax Returns are true, complete and accurate. The Company and each of its Subsidiaries have paid all Taxes that are required to be paid by any of them.

(2) The most recent financial statements contained in the Company SEC Documents filed prior to the date of this Agreement reflect, in accordance with GAAP, an adequate reserve for all Taxes payable by the Company and its Subsidiaries for all tax periods through the date of such financial statements.

(3) There are not pending or threatened in writing any audits, examinations, investigations or other proceedings in respect of Taxes of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received written notice of any proposed or determined Tax deficiency or assessment from any Governmental Entity. Neither the Company nor any of its Subsidiaries or any predecessor has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, or has made any request in writing for any such extension or waiver. All federal, state, local and foreign income and franchise Tax Returns of the Company and its Subsidiaries have been audited and settled, or are closed to assessment, for all tax years through 2006.

(4) Neither the Company nor any of its Subsidiaries has been a “controlled corporation” or a “distributing corporation” in any distribution occurring during the two year period ending on the date of this Agreement that was purported or intended to be governed by Section 355 of the Code (or any similar provision of state, local or foreign Law).

(5) Neither the Company nor any of its Subsidiaries has entered into any “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(1) or any other transaction requiring disclosure under analogous provisions of state, local or foreign Law.

(6) The Company and each of the Subsidiaries have withheld and paid all Taxes required to be withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other person, whether domestic or foreign.

(7) Neither the Company nor any of its Subsidiaries has liability for the Taxes of any person other than the Company and its Subsidiaries under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by contract or otherwise. Neither the Company nor any of its Subsidiaries is a party to or bound by any tax sharing agreement or tax indemnity agreement, arrangement or practice (including any advance pricing agreement, closing agreement or other agreement relating to Taxes with any Governmental Entity).

(8) There are no adjustments under Section 481 of the Code or any similar adjustments under corresponding state, local or foreign Laws that are required to be taken into account by the Company or any of its Subsidiaries in any tax period ending after the Closing Date by reason of a change in method of accounting in any tax period ending on or before the Closing Date.

(9) None of the Company or any Subsidiary has been informed by any jurisdiction that the jurisdiction believes that the Company or any Subsidiary was required to file any Tax Return that was not filed.

(10) There are no Liens for Taxes on any of the assets of the Company or any of its Subsidiaries other than statutory Liens for Taxes not yet due and payable.

(ii) The Company is not, and has not been during the 5-year period ending on the date of this Agreement, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.

(iii) As used in this Agreement, (i) “Taxes” means (A) any and all domestic or foreign federal, state, local or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Entity, including taxes on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, unemployment, social security, workers’ compensation or net worth, and taxes in the nature of excise, withholding, ad valorem or value added, (B) any liability for the payment of any amount imposed on any person of the type described in clause (A) as a result of being or having been before the Effective Time a member of an affiliated, consolidated, combined or unitary group, and (C) any liability for the payment of any amount imposed on any person of a type described in clause (A) or clause (B) as a transferee or successor or a result of any existing express or implied indemnification agreement or arrangement; and (ii) “Tax Return” means any return, report or similar filing (including the attached schedules) required to be filed with respect to Taxes, including any information return, claim for refund, amended return or declaration of estimated Taxes.

(o) Title to Properties. The Company and each of its Subsidiaries has valid title to, or valid leasehold or sublease interests or other comparable contract rights in or relating to all of its real properties and other tangible assets necessary for the conduct of its business as currently conducted, except as have been disposed of in the ordinary course of business and except for defects in title, easements, restrictive covenants and similar encumbrances that, individually or in the aggregate, have not had, and could not reasonably be expected to have, a Material Adverse Effect. The Company and each of its Subsidiaries has complied with the terms of all leases or subleases to which it is a party and under which it is in occupancy, and all leases to which the Company is a party and under which it is in occupancy are in full force and effect, except for such failure to comply or be in full force and effect that, individually or in the aggregate, has not had, and could not reasonably be expected to have, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written notice of any event or occurrence that has resulted or could result (with or without the giving of notice, the lapse of time or both) in a default with respect to any lease or sublease to which it is a party, which defaults, individually or in the aggregate, have had, or could reasonably be expected to have, a Material Adverse Effect.

(p) Intellectual Property. Except as, individually or in the aggregate, has not had, and could not reasonably be expected to have, a Material Adverse Effect or a material adverse impact on any business segment of the Company or any of its Subsidiaries: (i) the Company and its Subsidiaries own, license or have the right to use all Intellectual Property used in the operation of their businesses as currently conducted, free and clear of all Liens; (ii)

no Actions or Orders are pending or, to the Knowledge of the Company, threatened (including cease and desist letters or requests for a license) against the Company or its Subsidiaries with regard to the ownership, use, validity or enforceability of any Intellectual Property; (iii) the operation of the Company and its Subsidiaries’ businesses as currently conducted does not infringe, misappropriate or violate (“Infringe”) the Intellectual Property of any other person and no other person is Infringing their Intellectual Property; (iv) all patents, registrations and applications for Intellectual Property owned by the Company or any of its Subsidiaries and used in the operation of their businesses as currently conducted is subsisting and unexpired, has not been abandoned or cancelled, and to the Knowledge of the Company, is valid and enforceable; (v) the Company and its Subsidiaries take all reasonable actions to protect their Intellectual Property (including trade secrets and confidential information) that is used in the operation of their business as currently conducted, and require all persons who can reasonably be expected to create or contribute to proprietary Intellectual Property to assign all of their rights therein to the Company.

(q) Voting Requirements. If required by applicable Law to authorize the Merger, the affirmative vote of holders of a majority of the outstanding shares of Company Common Stock at the Company Stockholders’ Meeting or any adjournment or postponement thereof to adopt this Agreement (the “Company Stockholder Approval”) is the only vote of the holders of any class or series of capital stock of the Company necessary to adopt this Agreement and approve the transactions contemplated by this Agreement.

(r) Company Certificate Provisions. Assuming compliance by Parent and Merger Sub with their obligations hereunder and the accuracy of the representations and warranties made by Parent and Merger Sub herein, no takeover-related provision in the Company Certificate or Company Bylaws, could (i) prohibit or restrict the Company’s ability to perform its obligations under this Agreement, any related agreement or the Certificate of Merger or its ability to consummate the transactions contemplated hereby and thereby, (ii) have the effect of invalidating or voiding this Agreement or the Certificate of Merger, or any provision of this Agreement or the Certificate of Merger, or (iii) subject Parent or Merger Sub to any impediment or condition in connection with the exercise of any of its rights under this Agreement or the Certificate of Merger.

(s) Brokers and Other Advisors. No broker, investment banker, financial advisor or other person (other than Johnson Rice & Company, L.L.C.) is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. The Company has delivered to Parent complete and accurate copies of all Contracts under which any such fees or expenses are payable and all indemnification and other Contracts related to the engagement of the persons to whom such fees are payable.

(t) Opinion of Financial Advisors. The Company has received the opinion of Johnson Rice & Company, L.L.C., dated as of the date of this Agreement, to the effect that, as of such date, each of the Offer Price and the Merger Consideration is fair, from a financial point of view, to the holders of shares of Company Common Stock, a signed copy of such opinion has been delivered to Parent.

(u) Insurance. Copies of all material insurance policies maintained by the Company and its Subsidiaries, including fire and casualty, general liability, product liability, business interruption, workers’ compensation policies for all employees, directors and officers and other professional liability policies, have been made available to Parent. All such insurance policies are in full force and effect. Neither the Company nor any of its Subsidiaries is in material breach or default, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or lapse of time or both, could constitute such a breach or default, or permit a termination or modification of any of the material insurance policies of the Company and its Subsidiaries.

(v) Interested Party Transactions. Since December 31, 2010, no event has occurred that would be required to be reported as a Certain Relationship or Related Transaction pursuant to Statement of Financial Accounting Standards No. 57 or Item 404 of Regulation S-K of the SEC.

(w) Rights Agreement. There is no stockholder rights plan, “poison pill” anti-takeover plan or other similar device in effect, to which the Company is a party or otherwise bound.

(x) Takeover Laws. Each of (i) the execution of this Agreement and the Tender Support Agreements, (ii) the Offer, (iii) the Merger, and (iv) the transactions contemplated by this Agreement, is exempt from or is not subject to (x) Section 203 of the DGCL or (y) any other applicable state takeover Law or similar Law that purports to limit or restrict business combinations or the ability to acquire or vote shares of Company Common Stock.

SECTION 3.02. Representations and Warranties of Parent and Merger Sub. Except set forth in the disclosure schedule delivered by Parent to the Company prior to the execution of this Agreement (the “Parent Disclosure Schedule”) (with specific reference to the particular Section or subsection of this Agreement to which the information set forth in such disclosure schedule relates), Parent and Merger Sub represent and warrant to the Company as follows:

(a) Organization, Standing and Corporate Power. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated and has all requisite corporate power and authority and possesses all governmental licenses, permits, authorizations and approvals necessary to enable it to use its corporate or other name and to own, lease or otherwise hold and operate its properties and other assets and to carry on its business as now being conducted, except where the failure to have such governmental licenses, permits, authorizations and approvals ,individually or in the aggregate, has not had, and could not reasonably be expected to have, a Parent Material Adverse Effect. Each of Parent and Merger Sub is duly qualified or licensed to do business and is in good standing (with respect to jurisdictions that recognize that concept) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification, licensing or good standing necessary, other than in such jurisdictions where the failure to be so qualified, licensed or in good standing, individually or in the aggregate, has not had, and could not reasonably be expected to have, a Parent Material Adverse Effect. Parent has made available to the Company complete and accurate copies of the Certificate of Incorporation of Merger Sub (the “Merger Sub Certificate”) and the Bylaws of Merger Sub, in each case as amended to the date of this Agreement.

(b) Authority; Noncontravention. Each of Parent and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. Except for the adoption of this Agreement (following its execution) by Parent in its capacity as the sole stockholder of Merger Sub, the execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement (other than the filing of the Certificate of Merger with the Secretary of State of the State of Delaware). This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of Parent and Merger Sub, as applicable, enforceable against Parent and Merger Sub, as applicable, in accordance with its terms. The execution and delivery of this Agreement by Parent and Merger Sub do not, and the consummation by Parent and Merger Sub of the Offer, the Merger and the other transactions contemplated by this Agreement and compliance by Parent and Merger Sub with the provisions of this Agreement will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation, modification or acceleration of any obligation or to the loss of a benefit under, or result in the creation of any Lien in or upon any of the properties or other assets of Parent or Merger Sub under (x) Parent’s Amended and Restated Articles of Incorporation, as amended, Parent’s Code of Regulations, as amended, the Merger Sub Certificate or the Bylaws of Merger Sub, (y) any Contract to which Parent or Merger Sub is a party or any of their respective properties, rights or other assets is subject or (z) the governmental filings and other matters referred to in the following sentence, any Law or Order applicable to Parent or Merger Sub or their respective properties or other assets, other than, in the case of clauses (y) and (z), any such conflicts, violations, breaches, defaults, rights of termination, modification, cancellation or acceleration, losses or Liens that, individually or in the aggregate, (1) have not had, and could not reasonably be expected to have, a Parent Material Adverse Effect, (2) have not impaired, and could not reasonably be expected to impair, in any material respect the ability of Parent or Merger Sub to perform its respective obligations under this Agreement or (3) have not prevented or materially impeded, interfered with, hindered or delayed, and could not reasonably be expected to prevent or materially impede, interfere with, hinder or delay, the consummation of any of the transactions contemplated by this Agreement. No consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent or Merger Sub in connection with the execution and delivery of this Agreement by Parent and Merger Sub or the consummation by Parent and Merger Sub of the Offer, the Merger or the other transactions contemplated by this Agreement, except for (1) (A) the filing of a premerger notification and report form by Parent under the HSR Act and the expiration or termination of the waiting period required thereunder and (B) the receipt, termination or expiration, as applicable, of approvals or waiting periods required under any other applicable Antitrust Law, (2) the filing with the SEC of (X) the Offer Documents by Merger Sub, (Y) the Schedule 14D-9 by the Company and, if required by applicable Law, the Proxy Statement by the Company and (Z) such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (3) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (4) any filings with and approvals of Nasdaq, (5) any filings required pursuant to state securities and “blue sky” laws and (6) such other consents, approvals, orders, authorizations, actions, registrations, declarations and filings the failure of which to be obtained or made, individually or in the aggregate, (x) has not had, and could not reasonably be expected to have, a Parent Material Adverse Effect, (y) has not impaired, and could not reasonably be expected to impair, in any material respect, the ability of Parent or Merger Sub to perform its respective obligations under this Agreement or (z) has not prevented or materially impeded, interfered with, hindered or delayed, and could not reasonably be expected to prevent or materially impede, interfere with, hinder or delay, the consummation of any of the transactions contemplated by this Agreement.

(c) Information Supplied. None of the information supplied or to be supplied by or on behalf of Parent or Merger Sub specifically for inclusion or incorporation by reference in the Offer Documents, the Schedule 14D-9 or the Proxy Statement will, on the date that such document is first mailed to the stockholders of the Company and during the pendency of the Offer and the subsequent offering period, if any (in the case of the Offer Documents and the Schedule 14D-9) and at the time of the Company Stockholders’ Meeting, if any (in the case of the Proxy Statement), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by Parent or Merger Sub with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of the Company specifically for inclusion or incorporation by reference in the Offer Documents, the Schedule 14D-9 or the Proxy Statement. The Offer Documents will comply as to form in all material respects with the requirements of the Exchange Act.

(d) Interim Operations of Merger Sub. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

(e) Sufficient Funds. Parent or Merger Sub has or will have as of the Appointment Time and the Closing sufficient cash or cash equivalents available, directly or through one or more Affiliates, to pay the aggregate Offer Price and the aggregate Merger Consideration on the terms and conditions contained in this Agreement, and there is no restriction on the use of such cash or cash equivalents for such purpose.

(f) Brokers. No broker, investment banker, financial advisor or other person (other than Jefferies & Company, Inc.) is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Merger Sub.

ARTICLE IV

COVENANTS RELATING TO THE BUSINESS

SECTION 4.01. Conduct of Business.

(a) Conduct of Business by the Company. During the period from the date of this Agreement to the Appointment Time, except as set forth in Section 4.01(a) of the Company Disclosure Schedule, as required by Law, or as consented to in writing in advance by Parent or as otherwise expressly permitted or required by this Agreement, the Company shall, and shall cause each of its Subsidiaries to, carry on its business in the ordinary course consistent with past practice prior to the Closing and, to the extent consistent therewith, use reasonable best efforts to preserve intact its current business organizations, keep available the services of its current officers, employees and consultants and preserve its relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with it. In addition to and without limiting the generality of the foregoing, during the period from the date of this Agreement to the Appointment Time, except as otherwise set forth in Section 4.01(a) of the Company Disclosure Schedule or as otherwise expressly required pursuant to this Agreement, the Company shall not, and shall not permit any of its Subsidiaries to, without Parent’s prior written consent:

(i) (x) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its capital stock, other than dividends or distributions by a direct or indirect wholly owned Subsidiary of the Company to the Company or a wholly owned Subsidiary of the Company, (y) adjust, split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (z) purchase, redeem or otherwise acquire any shares of its capital stock or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities, except for purchases, redemptions or other acquisitions of capital stock or other securities required by the terms of the Company Stock Plan;

(ii) except for the issuance of Company Common Stock upon the exercise, if any, of all or a portion of the Warrant, issue, deliver, sell, grant, pledge or otherwise encumber or subject to any Lien any shares of its capital stock, any other voting securities or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities, or any “phantom” stock, “phantom” stock rights, stock appreciation rights, restricted stock units, deferred stock units or stock based performance units, including pursuant to Contracts as in effect on the date of this Agreement;

(iii) enter into any Contract, understanding or arrangement with respect to the sale, voting, registration or repurchase of Company Common Stock or the capital stock of any Subsidiary of the Company;

(iv) amend the Company Certificate, the Company Bylaws, any joint venture agreement to which the Company or any of its Subsidiaries is a party or other comparable charter or organizational documents of any of Subsidiaries or joint ventures of the Company;

(v) directly or indirectly acquire (x) by merging or consolidating with, by purchasing a substantial portion of the assets of, by making an investment in or capital contribution to, or by any other manner, any person or division, business or equity interest of any person or (y) any assets, rights or properties except for (1) capital expenditures, which shall be subject to the limitations of clause (viii) below and (2) purchases of components, raw materials or supplies in the ordinary course of business consistent with past practice;

(vi) (x) sell, pledge, dispose of, transfer, lease, license, or otherwise encumber or subject to any Lien any rigs or any other material properties, rights or assets of the Company or any of its Subsidiaries, except, other than with respect to rigs, (1) sales, pledges, dispositions, transfers, leases, licenses or encumbrances required to be effected prior to the Appointment Time pursuant to existing Contracts, or non-material leases or licenses in the ordinary course of business consistent with past practice and (2) sales, pledges, dispositions, transfers, leases, licenses or encumbrances of (A) assets or properties of the Company or any of its Subsidiaries having a value not to exceed $500,000 individually or $1,500,000 in the aggregate, (B) inventory which is obsolete or no longer used or useful in the conduct of the Company’s or any of its Subsidiaries’ business in the ordinary course of business consistent with past practice or (C) finished goods in the ordinary course of business consistent with past practice; or (y) unless otherwise permitted under another clause of this Section 4.01(a), enter into any material commitment or transaction outside the ordinary course of business consistent with past practice other than transactions between a wholly owned Subsidiary of the Company and the Company or another wholly owned Subsidiary of the Company;

(vii) (x) redeem, repurchase, prepay, defease, cancel, incur or otherwise acquire, or modify in any material respect the terms of, any indebtedness for borrowed money or assume, guarantee or endorse, or otherwise become responsible for, any such indebtedness of another person, issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities of the Company or any of its Subsidiaries, enter into any “keep well” or other Contract to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing (other than short-term borrowings in the ordinary course of business consistent with past practice) or (y) make any loans or advances to any other person which could result in the aggregate principal amount of all of the outstanding foregoing loans and advances of the Company and its Subsidiaries exceeding $100,000;

(viii) make any new capital expenditure or expenditures exceeding the amounts set forth in Section 4.01(a)(viii) of the Company Disclosure Schedule except for the expenditures for the Company’s building of two drilling rigs, which expenditures have been disclosed to Parent and are set forth in Section 4.01(a)(viii) of the Company Disclosure Schedule;

(ix) except as required by Law or any judgment by a court of competent jurisdiction, (v) pay, discharge, settle or satisfy any material claims, liabilities, obligations or litigation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge, settlement or satisfaction in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities disclosed, reflected or reserved against in the most recent audited financial statements (or the notes thereto) of the Company included in the Company SEC Document filed with the SEC prior to the date of this Agreement (for amounts not in excess of such reserves) or incurred since the date of such financial statements in the ordinary course of business consistent with past practice provided that such settlements shall not involve in excess of $250,000 in the aggregate, (w) waive or assign any claims or rights of material value, (x) waive any benefits of, or agree to modify in any respect, or, subject to the terms of this Agreement, knowingly fail to enforce, or consent to any matter with respect to which consent is required under, any standstill or similar Contract to which the Company or any of its Subsidiaries is a party or (y) waive any material benefits of, or agree to modify in any material respect, or, subject to the terms of this Agreement, knowingly fail to enforce in any material respect, or consent to any matter with respect to which consent is required under, any material confidentiality or similar Contract to which the Company or any of its Subsidiaries is a party;

(x) (x) enter into, materially modify, terminate, cancel or fail to renew any Contract that is or would be a Material Contract, or waive, release or assign any material rights or claims thereunder or (y) enter into, modify, amend or terminate any other Contract or waive, release or assign any material rights or claims thereunder, which if so entered into, modified, amended, terminated, waived, released or assigned could, individually or in the aggregate, reasonably be expected to (A) have a Material Adverse Effect, (B) impair in any material respect the ability of the Company or its Subsidiaries to perform its obligations under this Agreement, (C) prevent or materially impede, interfere with, hinder or delay the consummation of any of the transactions contemplated by this Agreement or (D) impair in any material respect the ability of the Company and its Subsidiaries to conduct their business as currently conducted;

(xi) enter into any material Contract to the extent consummation of the transactions contemplated by this Agreement or compliance by the Company with the provisions of this Agreement could reasonably be expected to conflict with, or result in a violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation or acceleration of any obligation or to the loss of a benefit under, or result in the creation of any Lien in or upon any of the properties, rights or other assets of the Company or any of its Subsidiaries under, or require Parent or any of its Affiliates to license or transfer any of its Intellectual Property or other material assets under, or give rise to any increased, additional, accelerated, or guaranteed right or entitlements of any third party under, or result in any material alteration of, any provision of such Contract;

(xii) except as required (x) by this Agreement or to comply with applicable Law or (y) to comply with any Company Benefit Plan or Company Benefit Agreement (each as in existence as of the date of this Agreement) (A) adopt, enter into, become a party to, terminate, commence participation in, amend or commit itself to the adoption of (I) any collective bargaining Contract or Company Benefit Plan or (II) any Company Benefit Agreement or other Contract, plan or policy involving the Company or any of its Subsidiaries and Company Personnel (or any newly hired employee), except amendments in the ordinary course of business consistent with past practice with respect to employees of the Company or its Subsidiaries who are not Key Personnel, (B) grant any severance or termination pay or increase the compensation of any Key Personnel, or grant any severance or termination pay or increase the compensation of any Company Personnel, excluding Key Personnel, other than in the ordinary course of business, consistent with past practice, (C) remove any existing restrictions, including vesting restrictions, in any Company Benefit Agreements, Company Benefit Plans or awards made thereunder, (D) make any deposits or contributions of cash or other property to, or take any action to fund or in any other way secure the payment of compensation or benefits under, any Company Benefit Plan or Company Benefit Agreement, (E) take any action to accelerate the vesting or payment of any compensation or benefit under any Company Benefit Plan or Company Benefit Agreement or awards made thereunder, (F) materially change any actuarial or other assumption used to calculate funding obligations with respect to any Company Pension Plan or change the manner in which contributions to any Company Pension Plan are made or the basis on which such contributions are determined or (G) hire, promote or terminate (other than for cause) any employee who is, or would upon hire or promotion, be classified as Key Personnel;

(xiii) except as required by GAAP and as advised by the Company’s regular independent public accountant, revalue any material assets of the Company or any of its Subsidiaries or make any change in financial or accounting methods, principles or practices;

(xiv) perform any quarterly or other interim financial reporting close process in a manner that differs from that used for its year-end close process;

(xv) write up, write down or write off the book value of any assets, individually or in the aggregate, for the Company and/or its Subsidiaries taken as a whole, other than in the ordinary course of business consistent with past practice and not in excess of $1,000,000;

(xvi) (A) make, change or rescind any material Tax election; (B) enter into any settlement or compromise of any material Tax liability, agree to any adjustment of any material Tax attribute, or surrender any right or claim to a material refund of Taxes; (C) file any amended Tax Returns that would result in a material change in Tax liability, taxable income or loss; (D) change any annual Tax accounting period; (E) adopt or change any accounting method for Tax purposes; (F) enter into any closing agreement relating to any material Tax liability or that could bind the Company after the Closing Date; or (G) give or request any waiver or extension of a statute of limitation with respect to a material Tax Return;

(xvii) make any material changes or modifications to any pricing policy or investment policy or any method of doing business;

(xviii) create any new Subsidiaries;

(xix) take any action that would cause any representation or warranty of the Company in this Agreement to become untrue or not accurate in any material respect;

(xx) authorize any of, or commit, resolve, propose or agree to take any of, the foregoing actions.

(b) Conduct of Business by Parent. During the period from the date of this Agreement to the Appointment Time, except as set forth in Section 4.01(b) of the Parent Disclosure Schedule or as consented to in writing in advance by the Company or as otherwise expressly permitted or required by this Agreement, Parent shall maintain its existence in good standing under applicable Law and Parent and its Subsidiaries shall continue to conduct their businesses such as to maintain the primary nature of Parent’s business.

(c) Other Actions. The Company, Parent and Merger Sub shall not, and shall not permit any of their respective Subsidiaries to, take any action that could reasonably be expected to result in any of the Tender Offer Conditions or the conditions set forth in Article VI not being satisfied.

(d) Advice of Changes; Filings. The Company and Parent shall promptly advise the other party orally and in writing if (i) any representation or warranty made by it (and, in the case of Parent, made by Merger Sub) contained in this Agreement becomes untrue or inaccurate in a manner that would or would be reasonably likely to result in the failure of the condition set forth in Annex A or (ii) it (and, in the case of Parent, Merger Sub) fails to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it (and, in the case of Parent, Merger Sub) under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement. The Company and Parent shall, to the extent permitted by Law, promptly provide the other with copies of all filings made by such party with any Governmental Entity in connection with this Agreement and the transactions contemplated by this Agreement, other than the portions of such filings that include confidential or proprietary information not directly related to the transactions contemplated by this Agreement.

(e) Certain Tax Matters. During the period from the date of this Agreement to the Effective Time, the Company shall, and shall cause each of its Subsidiaries to promptly notify Parent of any audits, examinations, investigations or other proceedings or Actions that become pending against or with respect to the Company or any of its Subsidiaries in respect of any material amount of Tax.

(f) Approval of Compensation Arrangements. To the extent expressly permitted by the terms of this Agreement, if the Company or any of its Subsidiaries enters into, adopts, amends, modifies or terminates any Arrangements to Covered Securityholders, all such amounts payable under such Arrangements shall (i) be paid or granted as compensation for past services performed, future services to be performed, or future services to be refrained from performing, by the Covered Securityholders (and matters incidental thereto) and (ii) shall not be calculated based on the number of shares tendered or to be tendered into the Offer by the applicable Covered Securityholder. Moreover, the Company shall take all actions necessary so that, prior to the Expiration Date: (i) the adoption, approval, amendment or modification of each such Arrangement shall be approved as an employment compensation, severance or other employee benefit arrangement solely by independent directors of the Company in accordance with the requirements of Rule 14d-10(d)(2) under the Exchange Act and the instructions thereto and (ii) the “safe harbor” provided pursuant to Rule 14d-10(d)(2) is otherwise applicable thereto as a result of the taking prior to the Expiration Date all necessary actions by the Board of Directors of the Company, the Executive Compensation Committee of such Board or its independent directors.

SECTION 4.02. No Solicitation. (a) The Company shall not, nor shall it authorize or permit any of its Subsidiaries or any of their respective directors, officers or employees or any investment banker, financial advisor, attorney, accountant or other advisor, agent, representative or controlled Affiliate (collectively, “Representatives”) to, directly or indirectly through another person, (i) solicit, initiate or knowingly encourage, or take any other action designed to, or which could reasonably be expected to, facilitate, any Takeover Proposal or any inquiries, proposals or offers or any other efforts or attempts that constitute or may reasonably be expected to lead to any Takeover Proposal, or, in each case, the making thereof, (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information, or otherwise cooperate in any way with, any Takeover Proposal or (iii) waive, terminate, modify or fail to enforce any provision of any contractual “standstill” or similar obligation of any person other than Parent. Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in the preceding sentence by any Representative of the Company or any of its Subsidiaries shall be a breach of this Section 4.02(a) by the Company. The Company shall, and shall cause its Subsidiaries to, immediately cease and cause to be terminated all existing discussions or negotiations with any person conducted heretofore with respect to any Takeover Proposal and request the prompt return or destruction of all confidential information previously furnished. Notwithstanding the foregoing, at any time prior to the Appointment Time, in response to a bona fide written Takeover Proposal that the Board of Directors of the Company reasonably determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation) is or could reasonably be expected to lead to a Superior Proposal, and which Takeover Proposal was not solicited after the date of this Agreement and was made after the date of this Agreement and did not otherwise result from a breach of this Section 4.02(a), the Company may, subject to compliance with Section 4.02(c), (x) furnish information with respect to the Company and its Subsidiaries to the person making such Takeover Proposal (and its Representatives) pursuant to a confidentiality agreement (which (A) need not restrict such person from making an unsolicited Takeover Proposal and (B) shall permit the Company to comply with the terms of Section 4.02(c)) containing confidentiality and other provisions substantially similar to the provisions of the Confidentiality Agreement and not less restrictive to such person than the provisions of the Confidentiality Agreement are to Parent; provided that all such information has previously been provided to Parent or is provided to Parent prior to or substantially concurrent with the time it is provided to such person and (y) participate in discussions or negotiations with the person making such Takeover Proposal (and its Representatives) regarding such Takeover Proposal, if and only to the extent that in connection with the foregoing clauses (x) and (y), the Board of Directors of the Company concludes in good faith (after consultation with its outside counsel) that the failure to take such action would be reasonably expected to result in a breach of its fiduciary duties under applicable Law.

The term “Takeover Proposal” means any inquiry, proposal or offer from any person relating to, or that could reasonably be expected to lead to, any direct or indirect acquisition or purchase, in one transaction or a series of transactions, of assets (including equity securities of any Subsidiary of the Company) or businesses that constitute 15% or more of the revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, or 15% or more of any class of equity securities of the Company, any tender offer or exchange offer that if consummated would result in any person beneficially owning 15% or more of any class of equity securities of the Company, or any merger, consolidation, business combination, recapitalization, liquidation, dissolution, joint venture, binding share exchange or similar transaction involving the Company or any of its Subsidiaries pursuant to which any person or the stockholders of any person would own 15% or more of any class of equity securities of the Company or of any resulting parent company of the Company, in each case other than the transactions contemplated by this Agreement.

The term “Superior Proposal” means any bona fide offer made by a third party that if consummated would result in such person (or its stockholders) owning, directly or indirectly, more than 75% of the shares of Company Common Stock then outstanding (or of the shares of the surviving entity in a merger or the direct or indirect parent of the surviving entity in a merger) or more than 75% of the assets of the Company, which the Board of Directors of the Company reasonably determines in good faith (after consultation with a financial advisor of nationally recognized reputation) to be (i) more favorable to the stockholders of the Company from a financial point of view than the Offer and the Merger (taking into account all the terms and conditions of such proposal and this Agreement (including any changes to the financial terms of this Agreement proposed by Parent in response to such offer or otherwise)), (ii) not subject to any due diligence or financing condition and (iii) reasonably likely to be completed on the terms proposed, taking into account all financial, legal, regulatory and other aspects of such proposal.

(b) Neither the Board of Directors of the Company nor any committee thereof shall (i) (A) withdraw, modify or qualify in any manner adverse to Parent the Company Recommendation, (B) take any other action or make any public statement in connection with the Company Recommendation, the Offer, the Merger or the Company Stockholders’ Meeting that is inconsistent with the Company Recommendation or (C) adopt or recommend, or propose publicly to adopt or recommend, any Takeover Proposal (any action described in this clause (i) being referred to as a “Company Adverse Recommendation Change”) or (ii) adopt or recommend, or publicly propose to adopt or recommend, or allow the Company or any of its Subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar Contract constituting or related to, or that is intended to or could reasonably be expected to lead to, any Takeover Proposal (other than a confidentiality agreement referred to in Section 4.02(a)) (an “Acquisition Agreement”). Notwithstanding the foregoing, at any time prior to the Appointment Time, the Board of Directors of the Company may: (1) other than in response to a Takeover Proposal or an event that constitutes the receipt, existence or terms of a Takeover Proposal or any matter relating thereto or consequence thereof, make a Company Adverse Recommendation Change if a development or a change in circumstances occurs or arises after the date of this Agreement that was not known by the Board of Directors of the Company as of the date of this Agreement and a majority of the Board of Directors of the Company determines in good faith, after consultation with outside counsel, that the failure to take such action would reasonably be expected to result in a breach of its fiduciary duties under applicable Law; and (2) subject to Section 4.02(c), in response to a Takeover Proposal that the Board reasonably determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation) constitutes a Superior Proposal and that was unsolicited and made after the date of this Agreement and that did not otherwise result from a material breach of this Section 4.02, (A) make a Company Adverse Recommendation Change if the Board of Directors of the Company has concluded in good faith, after consultation with its outside legal counsel, that, in light of such Superior Proposal, the failure of the Board of Directors to effect a Company Adverse Recommendation Change would be reasonably expected to result in a breach of its fiduciary duties under applicable Law or (B) cause the Company to terminate this Agreement pursuant to Section 7.01(f) and concurrently with or after such termination enter into an Acquisition Agreement if the Board of Directors of the Company has concluded in good faith, after consultation with its outside legal counsel, that, in light of such Superior Proposal, the failure of the Board of Directors to terminate this Agreement would be reasonably expected to result in a breach of its fiduciary duties under applicable Law; provided, however, that the Company shall not terminate this Agreement pursuant to the foregoing clause (B), and any purported termination pursuant to the foregoing clause (B) shall be void and of no force or effect, unless concurrently with such termination the Company pays to Parent the Termination Fee and the Expenses payable pursuant to Section 5.05(b); provided, further, however, that the Company shall not be entitled to exercise its right to make a Company Adverse Recommendation Change or terminate this Agreement pursuant to Section 7.01(f) unless the Company has: (A) provided to Parent five Business Days’ prior written notice (such notice, a “Notice of Superior Proposal”) advising Parent that the Board of Directors of the Company intends to take such action and specifying the reasons therefor, including the terms and conditions of any Superior Proposal that is the basis of the proposed action by the Board of Directors (it being understood and agreed that any amendment to the financial terms or any other material term of such Superior Proposal shall require a new Notice of Superior Proposal and a new five Business Day period), (B) during such five Business Day period, if requested by Parent, engaged in good faith negotiations with Parent to amend this Agreement in such a manner that the Takeover Proposal which was determined to constitute a Superior Proposal no longer is a Superior Proposal and (C) at the end of such five Business Day period, such Takeover Proposal has not been withdrawn and continues to constitute a Superior Proposal (taking into account any changes to the financial terms of this Agreement proposed by Parent in response to a Notice of Superior Proposal, as a result of the negotiations required by clause (C) or otherwise).

(c) In addition to the obligations of the Company set forth in paragraphs (a) and (b) of this Section 4.02, the Company shall promptly (and in any event within 24 hours of learning of the relevant information) advise Parent orally and in writing of any Takeover Proposal, the material terms and conditions of any such Takeover Proposal (including any changes thereto) and the identity of the person making any such Takeover Proposal. The Company shall keep Parent fully informed in all material respects of the status and details (including any change to the material terms thereof) of any Takeover Proposal.

(d) Nothing contained in this Section 4.02 shall prohibit the Company or the Board of Directors of the Company from at any time taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) under the Exchange Act or making a statement required under Rule 14d-9 under the Exchange Act or other applicable Law; provided, however, that in no event shall the Company or its Board of Directors or any committee thereof take, or agree or resolve to take, any action prohibited by Section 4.02(b).

ARTICLE V

ADDITIONAL AGREEMENTS

SECTION 5.01. Company Stockholders’ Meeting; Merger Without Meeting of Company Stockholders.

(a) As promptly as practicable, and in any event within 25 days of the date of this Agreement, the Company shall prepare and file with the SEC a preliminary proxy or information statement relating to the adoption by the stockholders of the Company of this Agreement (together with any amendments or supplements thereto, the “Proxy Statement”). The Company shall take all lawful actions (A) to obtain and furnish the information required to be included by the SEC in the Proxy Statement, and, after consultation with Parent, to respond promptly to any comments made by the SEC or the SEC Staff with respect to the preliminary Proxy Statement and cause a Definitive Proxy Statement, which Proxy Statement shall include all information required under applicable Law to be furnished to the Company Stockholders in connection with the Merger and the transactions contemplated by this Agreement, and shall, subject to Section 4.02(b), include the Company Recommendation and the full text of the written opinion described in Section 3.01(t), and (B) to obtain the necessary authorization of the Merger and the transactions contemplated by this Agreement by the Company Stockholders.

(b) If the adoption of this Agreement by the Company’s stockholders is required by applicable Law, the Company shall cause the Proxy Statement to be mailed to the holders of Company Common Stock as of the record date established for the Stockholders’ Meeting to be held in accordance with Section 5.01(c) as promptly as reasonably practicable after the date on which the SEC (or the staff of the SEC) confirms that it has no further comments on the Proxy Statement.

(c) At the request of Parent, if the adoption of this Agreement by the Company’s stockholders is required by applicable Law, the Company shall, as promptly as reasonably practicable after the later of (i) the Appointment Time and (ii) the date on which the SEC (or the staff of the SEC) confirms that it has no further comments on the Proxy Statement, take all action necessary in accordance with applicable Law, the rules of Nasdaq and the certificate of incorporation and bylaws of the Company to duly call, give notice of, convene and hold a meeting of its stockholders (the “Stockholders’ Meeting”) for the purpose of obtaining the Company Stockholder Approval. Subject to Section 4.02(b), the Company

shall, through the Board of Directors of the Company, recommend to the Company Stockholders adoption of this Agreement, and, except as expressly permitted by this Agreement, shall not withdraw, amend or modify in a manner adverse to Parent the Company Recommendation and shall include the Company Recommendation in the Proxy Statement. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not postpone or adjourn such meeting without the consent of Parent other than (i) as necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to the Company’s stockholders within a reasonable amount of time in advance of the Stockholders’ Meeting or (ii) if as of the time for which the Stockholders’ Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholders’ Meeting, provided that the Stockholders’ Meeting is not postponed or adjourned to a date that is later than the earlier of (x) the date that is 30 days after the date for which the Stockholders’ Meeting was originally scheduled and (y) the date that is ten Business Days prior to the End Date.

(d) The Company shall ensure that the Company Stockholders’ Meeting is called, noticed, convened, held and conducted, and that all proxies solicited in connection with the Company Stockholders’ Meeting are solicited, in compliance with applicable Law. Parent agrees that it will vote, or cause to be voted, all of the shares of Company Common Stock then owned by it, Merger Sub or any of Parent’s other Subsidiaries in favor of the adoption of this Agreement, the Merger and the transactions contemplated by this Agreement.

(e) Without limiting the generality of the foregoing, (i) the Company agrees that its obligation to duly call, give notice of, convene and hold the Company Stockholders’ Meeting, as required by this Section 5.01, shall not be affected by the withdrawal, amendment or modification of the Company Recommendation, and (ii) the Company agrees that its obligations pursuant to this Section 5.01 shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Superior Proposal.

(f) Notwithstanding Section 5.01(a), 5.01(b), 5.01(c), 5.01(d) or 5.01(e), in the event that Parent or Merger Sub shall acquire, together with the shares of Company Common Stock owned by Parent, Merger Sub and any other Subsidiary of Parent, at least 90% of the outstanding shares of Company Common Stock, the parties hereto agree, at the request of Parent, to take all necessary and appropriate action to cause the Merger to become effective as soon as practicable after the Appointment Time in accordance with Section 253 of the DGCL without a meeting of the Company Stockholders.

SECTION 5.02. Access to Information; Confidentiality.

(a) To the extent permitted by applicable Law, the Company shall afford to Parent, and to Parent’s officers, employees, accountants, counsel, financial advisors and other Representatives, reasonable access (including for the purpose of coordinating integration activities and transition planning with the employees of the Company and its Subsidiaries to the extent permitted by applicable Law) during normal business hours and upon reasonable prior notice to the Company during the period prior to the Effective Time or the termination of this Agreement to all its and its Subsidiaries’ properties, books, Contracts, commitments, personnel and records as Parent may from time to time reasonably request, and, during such period, the Company shall furnish promptly to Parent (x) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of Federal or state securities Laws and (y) all other information concerning its and its Subsidiaries’ business, properties and personnel as Parent may reasonably request. If any of the information or material furnished pursuant to this Section 5.02 includes materials or information subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, each party understands and agrees that the parties have a commonality of interest with respect to such matters and it is the desire, intention and mutual understanding of the parties that the sharing of such material or information is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or information or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information provided by the Company that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine.

(b) Each of Parent and the Company shall hold, and shall cause their respective Representatives (as defined in the Confidentiality Agreement) to hold, all information received from the other party, directly or indirectly, in confidence in accordance with, and shall otherwise abide by and be subject to, the terms and conditions of the Confidentiality Agreement dated November 5, 2010 between Parent and the Company (as it may be amended from time to time, the “Confidentiality Agreement”). The Confidentiality Agreement shall survive any termination of this Agreement. No investigation pursuant to this Section 5.02 or information provided or received by any party hereto pursuant to this Agreement will affect any of the representations or warranties of the parties hereto contained in this Agreement.

SECTION 5.03. Further Action; Efforts. (a) Subject to the terms and conditions of this Agreement, each party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate the Offer, the Merger and the other transactions contemplated by this Agreement, including preparing and filing as promptly as practicable all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents necessary to consummate the Offer, the Merger and the other transactions contemplated by this Agreement. In furtherance and not in limitation of the foregoing, each party hereto agrees (i) to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act and any other applicable Antitrust Law with respect to the transactions contemplated hereby as promptly as practicable after the date of this Agreement (and in any event within ten (10) Business Days of this Agreement), (ii) to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act or any other applicable Antitrust Law and (iii) use its reasonable best efforts to take or cause to be taken all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods with respect to the approval of the Offer and the Merger under the HSR Act and any other applicable Antitrust Laws.

(b) Each of Parent and Merger Sub, on the one hand, and the Company, on the other hand, shall, in connection with the efforts referenced in Section 5.03(a) to obtain all requisite approvals and authorizations for the transactions contemplated by this Agreement under the HSR Act or any other applicable Antitrust Law, use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (ii) keep the other party reasonably informed of the status of matters related to the transactions contemplated by this Agreement, including furnishing the other with any written notices or other communications received by such party from, or given by such party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”) or any other U.S. or foreign Governmental Entity and of any communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby; and (iii) permit the other party to review and consult with each other in advance of any communication given by it to, or any meeting or teleconference with, the FTC, the DOJ or any other Governmental Entity or, in connection with any proceeding under Antitrust Law by a private party, with any other person, and to the extent permitted by the FTC, the DOJ or such other applicable Governmental Entity or other person, give the other party the opportunity to attend and participate in such meetings and teleconferences in accordance with Antitrust Law.

(c) In furtherance and not in limitation of the covenants of the parties contained in Sections 5.03(a) and (b), each party hereto shall use its reasonable best efforts to resolve objections, if any, as may be asserted with respect to the transactions contemplated by this Agreement under any Antitrust Law. Notwithstanding anything to the contrary in this Agreement, in connection with any filing or submission required or action to be taken by either Parent or the Company to consummate the Offer and the Merger, in no event shall Parent or any of its Subsidiaries or Affiliates be obligated to (and the Company shall not) propose, negotiate, agree to accept, commit to or effect, by consent decree, hold separate order, or otherwise, the sale, divestiture or disposition of any assets or businesses of Parent or the Company (or any of their respective Subsidiaries or affiliates) or otherwise take or commit to take actions that after the Closing Date would limit Parent’s freedom of action with respect to, or ability to retain, any portion of Parent’s or the Company’s or any of their Subsidiaries’ or Affiliates’ business or assets (a “Burdensome Condition”).

(d) In the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Entity or private party challenging the Offer, the Merger or any other transaction contemplated by this Agreement, or any other agreement contemplated hereby, each of Parent, Merger Sub and the Company shall cooperate with each other and use its respective reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement.

(e) Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section 5.03 shall limit a party’s right to terminate this Agreement pursuant to Section 7.01(b)(ii), so long as such party has up to then complied in all material respects with its obligations under this Section 5.03.

SECTION 5.04. Indemnification, Exculpation and Insurance.

(a) Parent shall cause the Surviving Corporation to assume the obligations with respect to all rights to indemnification and exculpation from liabilities, including advancement of expenses, for acts or omissions occurring at or prior to the Effective Time now existing in favor of current or former directors and officers of the Company and its Subsidiaries as provided in the Company Certificate, the Company Bylaws, the organization documents of any Subsidiary or any written indemnification Contract between such directors or officers and the Company (in each case, as in effect on the date of this Agreement), without further action, as of the Effective Time and such obligations shall survive the Merger and shall continue in full force and effect in accordance with their terms. A true and complete copy of the form of indemnification agreement governing all such contractual indemnification obligations has been made available to Parent prior to the date hereof.

(b) For six years after the Effective Time, Parent shall maintain (directly or indirectly through the Company’s existing insurance programs) in effect the Company’s current directors’ and officers’ liability insurance in respect of acts or omissions occurring at or prior to the Effective Time, covering each person currently covered by the Company’s directors’ and officers’ liability insurance policy (a complete and accurate copy of which has been heretofore delivered to Parent), on terms with respect to such coverage and amounts no less favorable than those of such policy in effect on the date of this Agreement; provided, however, that Parent may (i) substitute therefor policies of Parent containing terms with respect to coverage (including as coverage relates to deductibles and exclusions) and amounts no less favorable to such directors and officers or (ii) request that the Company obtain such extended reporting period coverage under its existing insurance programs (to be effective as of the Effective Time); provided, further, that in satisfying its obligation under this Section 5.04(b), neither the Company nor Parent shall be obligated to pay more than 250% of the annual premiums currently paid by the Company for such insurance (which annual premiums are set forth in Section 5.04(b) of the Company Disclosure Schedule); provided, further, that, it is understood and agreed that in the event such coverage cannot be obtained for such amount or less in the aggregate, Parent shall only be obligated to provide such coverage as may be obtained for such aggregate amount.

(c) The provisions of this Section 5.04 (i) are intended to be for the benefit of, and will be enforceable by, each indemnified, covered or protected party, his or her heirs and his or her representatives and (ii) are in addition to, and not in substitution for, any other rights to indemnification, advancement of expenses, exculpation or contribution that any such person may have by Contract or otherwise.

SECTION 5.05. Fees and Expenses.

(a) Except as provided in paragraphs (b) and (c) of this Section 5.05, all fees and expenses incurred in connection with this Agreement, the Offer, the Merger and the other transactions contemplated by this Agreement, shall be paid by the party incurring such fees or expenses, whether or not the Offer or the Merger is consummated, except that the filings fees and expenses incurred in connection with the preparation by the financial printer, filing, printing and mailing of the Offer Documents, the Schedule 14D-9 and the Proxy Statement shall be shared equally by Parent and the Company.

(b) In the event that (i) this Agreement is terminated by Parent pursuant to Section 7.01(e), (ii) this Agreement is terminated by the Company pursuant to Section 7.01(f) or (iii)(A) a Takeover Proposal shall have been made to the Company or shall have been made directly to the stockholders of the Company generally or shall have otherwise become publicly known or any person shall have publicly announced an intention (whether or not conditional) to make a Takeover Proposal, (B) thereafter this Agreement is terminated (I) by Company pursuant to Section 7.01(b)(i) or (II) by either Parent or the Company pursuant to Section 7.01(b)(iii) and (C) within 12 months after such termination, the Company enters into a definitive Contract to consummate, or consummates, the transactions contemplated by any Takeover Proposal (regardless of whether such Takeover Proposal is made before or after termination of this Agreement), then the Company shall pay Parent a fee equal to $ 13,000,000 (the “Termination Fee”) plus Expenses (without duplication if paid under any other provision of this Agreement) of up to $1.5 million, by wire transfer of same-day funds on the first Business Day following (x) in the case of a payment required by clause (i) or (ii) above, the date of termination of this Agreement and (y) in the case of a payment required by clause (iii) above, the date of the first to occur of the events referred to in clause (iii)(C) above. In the event that this Agreement is terminated (i) by either Parent or the Company pursuant to Section 7.01(b)(iii); or (ii) by Parent pursuant to Section 7.01(c), then the Company shall pay Parent all of its Expenses up to $1.5 million, by wire transfer of same-day funds on the first Business Day following the date of termination of this Agreement. “Expenses” shall mean the cash amount necessary to reimburse Parent, Merger Sub and each of their respective Affiliates for all documented out-of-pocket fees and expenses incurred (whether or not billed) at any time (whether before or after the date of this Agreement) prior to the termination of this Agreement by any of them or on their behalf in connection with the Offer, the Merger, this Agreement, their due diligence investigation of the Company and the transactions contemplated by this Agreement (including the fees and expenses of counsel, investment banking firms or financial advisors and their respective counsel and representatives).

(c) The Company and Parent acknowledge and agree that the agreements contained in Section 5.05(b) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent would not enter into this Agreement; accordingly, if the Company fails promptly to pay the amount due pursuant to Section 5.05(b), and, in order to obtain such payment, Parent commences a suit that results in a judgment against the Company for the Termination Fee and/or Expenses, the Company shall pay to Parent its costs and expenses (including attorneys’ fees and expenses) in connection with such suit, together with interest on the amount of the Termination Fee and/or Expenses, as the case may be, from the date such payment was required to be made until the date of payment at the prime rate of Citibank, N.A., in effect on the date such payment was required to be made.

SECTION 5.06. Public Announcements. Except with respect to any Company Adverse Recommendation Change made in accordance with the terms of this Agreement, Parent and the Company shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement, including the Offer and the Merger, and shall not issue any such press release or make any such public statement prior to such consultation, except as such party may reasonably conclude may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system. The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form previously agreed to by the parties.

SECTION 5.07. Stockholder Litigation. The Company shall give Parent the opportunity to participate in the defense or settlement of any stockholder litigation against the Company and/or its directors relating to the transactions contemplated by this Agreement, and no such settlement shall be agreed to without Parent’s prior written consent.

SECTION 5.08. Employee Matters.

(a) For a period of twelve months following the Effective Time, the employees of the Company and its Subsidiaries who remain in the employment of the Surviving Corporation and its Subsidiaries (other than any employees covered by collective bargaining agreements) (the “Continuing Employees”) shall receive base salary, bonus opportunities and employee benefits that, in the aggregate, are substantially similar to those received by similarly situated employees of Parent; provided that (i) continued bonus opportunities for Continuing Employees under the Company Benefit Plans and Company Benefit Agreements and (ii) continued participation by Continuing Employees in the Company Benefit Plans and Company Benefit Agreements, in each case following the Effective Time, shall constitute receiving substantially similar bonus opportunities and employee benefits to those received by similarly situated employees of Parent; provided, further, that neither Parent nor the Surviving Corporation nor any of their Subsidiaries shall have any obligation to issue, or adopt any plans or arrangements providing for the issuance of, shares of capital stock, warrants, options, stock appreciation rights or other rights in respect of any shares of capital stock of any entity or any securities convertible or exchangeable into such shares pursuant to any such plans or arrangements.

(b) Nothing contained herein shall be construed as requiring, and the Company shall take no action that would have the effect of requiring, Parent or the Surviving Corporation to continue any specific employee benefit plans or to continue the employment of any specific person.

(c) Parent shall cause the Surviving Corporation to recognize the actual service of each Continuing Employee with the Company and its Subsidiaries and their respective predecessors as if such service had been performed with Parent with respect to any plans or programs in which Continuing Employees are eligible to participate after the Effective Date; provided that such service credit shall not be provided (i) for purposes of benefit accrual under any defined benefit pension plan, (ii) if it would result in a duplication of benefits or (iii) under any newly established Parent benefit plans that do not provide credit for past service to similarly situated employees of Parent.

(d) With respect to any welfare plan maintained by Parent in which Continuing Employees are eligible to participate after the Effective Time, Parent shall use its best efforts to take action with respect to any such plan to (i) waive all limitations as to preexisting conditions and exclusions and proof of insurability requirements with respect to participation and coverage requirements applicable to such employees to the extent such conditions and exclusions were satisfied or did not apply to such employees under the welfare plans maintained by the Company prior to the Effective Time and (ii) provide each Continuing Employee with credit for any co-payments and deductibles paid prior to the Effective Time in satisfying any analogous deductible or out-of-pocket requirements to the extent applicable under any such plan, to the extent credited under the welfare plans maintained by the Company prior to the Effective Time.

(e) Notwithstanding the foregoing provisions of Section 5.08, the provisions of Section 5.08 (a), (c) and (d) shall apply only with respect to Continuing Employees who are covered under Company Benefit Plans that are maintained primarily for the benefit of employees employed in the United States (including Continuing Employees regularly employed outside the United States to the extent they participate in such Company Benefit Plans). With respect to Continuing Employees not described in the preceding sentence, Parent shall, and shall cause the Surviving Corporation and its Subsidiaries to, comply with all applicable Laws, directives and regulations relating to employees and employee benefits matters applicable to such employees.

(f) The provisions of this Section 5.08 are for the sole benefit of the parties to this Agreement and nothing herein, expressed or implied, is intended or shall be construed to (i) constitute an amendment to any of the compensation and benefits plans maintained for or provided to Continuing Employees prior to or following the Effective Time or (ii) confer upon or give to any person (including for the avoidance of doubt any current or former employees, directors, or independent contractors of any of the Company or any of its Subsidiaries, Parent or any of its Subsidiaries, or on or after the Effective Time, the Surviving Corporation or any of its Subsidiaries), other than the parties hereto and their respective permitted successors and assigns, any legal or equitable or other rights or remedies (with respect to the matters provided for in this Section 5.08) under or by reason of any provision of this Agreement.

(g) Parent shall establish a severance plan, the terms of which (including maximum severance payments) have been agreed upon and are set forth in Section 5.08 of the Parent Disclosure Letter, effective for no less than the period from the Effective Time until the first anniversary of the Effective Time, for the benefit of the Continuing Employees indicated in Section 5.08 of the Parent Disclosure Letter.

SECTION 5.09. Takeover Laws. The Company and its Board of Directors shall (a) use reasonable best efforts to ensure that no state takeover Law or similar Law is or becomes applicable to this Agreement, the Offer, the Merger or any of the other transactions contemplated by this Agreement and (b) if any state takeover Law or similar Law becomes applicable to this Agreement, the Offer, the Merger or any of the other transactions contemplated by this Agreement, use reasonable best efforts to ensure that the Offer, the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such Law on this Agreement, the Offer, the Merger and the other transactions contemplated by this Agreement.

SECTION 5.10. Rights Agreement. The Company shall not enter into any stockholder rights plan, “poison pill” anti-takeover plan or other similar device that would apply to the Offer or the Merger.

ARTICLE VI

CONDITIONS PRECEDENT TO THE MERGER

SECTION 6.01. Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or (to the extent permitted by Law) waiver by Parent and the Company on or prior to the Closing Date of the following conditions:

(a) Company Stockholder Approval. The Company Stockholder Approval shall have been obtained, if and to the extent required by applicable Law.

(b) Purchase of Company Common Stock. Parent or Merger Sub shall have accepted for payment and paid for shares of Company Common Stock pursuant to the Offer in accordance with the terms of this Agreement.

(c) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any court or agency of competent jurisdiction or other Law, rule, legal restraint or prohibition (collectively, “Restraints”) shall be in effect preventing the consummation of the Merger or imposing a Burdensome Condition.

(d) Governmental Action. There shall not be instituted or pending any Action by or before any Governmental Entity seeking to restrain or prohibit the Merger or seeking to impose a Burdensome Condition.

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

SECTION 7.01. Termination. This Agreement may be terminated at any time prior to the Appointment Time, and the Offer and the Merger may be abandoned:

(a) by mutual written consent of Parent, Merger Sub and the Company;

(b) by either Parent or the Company:

(i) if on or before December 31, 2011 (the “End Date”) the Appointment Time shall not have occurred; provided, however, that the right to terminate this Agreement under this Section 7.01(b)(i) shall not be available to any party whose willful breach of a representation or warranty in this Agreement or whose other action or failure to act has been a principal cause of or resulted in the failure of the Appointment Time to occur on or before such date;

(ii) if any Restraint preventing the consummation of the Offer or the Merger or imposing a Burdensome Condition shall be in effect and shall have become final and nonappealable; or

(iii) if the Offer shall have expired or been terminated in accordance with the terms of this Agreement without Parent or Merger Sub having accepted for purchase any shares of Company Common Stock pursuant to the Offer, other than due to a breach of this Agreement by the terminating party;

(c) by Parent if the Company shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would result in any of the events set forth in clause (c) or (d) of Annex A to occur and (B) is not cured, or incapable of being cured, by the Company within 30 calendar days following receipt of written notice of such breach or failure to perform from Parent (or, if the End Date is less than 30 calendar days from the notice by Parent, is not cured, or is incapable of being cured, by the Company by the End Date);

(d) by the Company if Parent or Merger Sub shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would result in (1) any representation or warranty of Parent and Merger Sub contained in Sections 3.02(b) and 3.02(f) of this Agreement that is qualified as to materiality or by reference to Parent Material Adverse Effect or Parent Material Adverse Change not being true and correct, or any representation or warranty of Parent and Merger Sub that is not so qualified not being true and correct in all material respects, (2) any other representation or warranty of Parent and Merger Sub contained in this Agreement not being true and correct (without giving effect to any qualifications or limitations as to materiality or Parent Material Adverse Effect or Parent Material Adverse Change set forth therein) except, in the case of this clause (2), to the extent that the facts or matters as to which such representation or warranty is not so true and correct, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Parent Material Adverse Effect or (3) a failure by Parent or Merger Sub to perform in all material respects its agreements, covenants and obligations required to be performed by it under this Agreement at or prior to such time and (B) is not cured, or is incapable of being cured, by Parent within 30 calendar days following receipt of written notice of such breach or failure to perform from the Company (or, if the End Date is less than 30 calendar days from the notice by the Company, is not cured, or is incapable of being cured, by Parent by the End Date);

(e) by Parent in the event that (i) a Company Adverse Recommendation Change shall have occurred, (ii) the Board of Directors of the Company fails publicly to reaffirm its recommendation of this Agreement, the Offer, the Merger or the other transactions contemplated by this Agreement within ten Business Days of receipt of a written request by Parent to provide such reaffirmation following a Takeover Proposal or (iii) the Company materially breaches its obligations under Section 4.02; or

(f) by the Company in accordance with the terms and subject to the conditions of Section 4.02(b) and provided that, concurrently with such termination, the Company pays to Parent the Termination Fee and Expenses payable pursuant to Section 5.05(b).

SECTION 7.02. Effect of Termination. In the event of termination of this Agreement by either the Company or Parent as provided in Section 7.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent, Merger Sub or the Company under this Agreement, other than the provisions of Section 3.01(s) and 3.02(f), the second and third sentences of Section 5.02(a), Section 5.05, this Section 7.02 and Article VIII, which provisions shall survive such termination; provided, however, that no such termination shall relieve any party hereto from any liability or damages resulting from the willful and material breach by a party of any of its representations, warranties, covenants or agreements set forth in this Agreement.

SECTION 7.03. Amendment. This Agreement may be amended by the parties hereto at any time before or after receipt of the Company Stockholder Approval; provided, however, that after such approval has been obtained, there shall be made no amendment that by applicable Law requires further approval by the stockholders of the Company without such approval having been obtained. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

SECTION 7.04. Extension; Waiver. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) to the extent permitted by applicable Law, waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) to the extent permitted by applicable Law, waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights nor shall any single or partial exercise by any party to this Agreement of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.

SECTION 7.05. Procedure for Termination or Amendment. Subject to Section 1.03(c), a termination of this Agreement pursuant to Section 7.01 or an amendment of this Agreement pursuant to Section 7.03 shall, in order to be effective, require, in the case of Parent, Merger Sub or the Company, action by its Board of Directors (or, in the case of Parent, a duly authorized committee of its Board of Directors to the extent permitted by applicable Law).

ARTICLE VIII

GENERAL PROVISIONS

SECTION 8.01. Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 8.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

SECTION 8.02. Notices. Except for notices that are specifically required by the terms of this Agreement to be delivered orally, all notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

if to Parent or Merger Sub, to:

Chesapeake Energy Corporation

6100 North Western Avenue

Oklahoma City, Oklahoma 73118

Attention: Domenic J. Dell’Osso, Jr.

Facsimile: (405) 849-6125

with a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Fax: (212) 403-2000

Attention: David A. Katz, Esq.

and

Commercial Law Group, P.C.

5520 North Francis Avenue

Oklahoma City, OK 73118

Fax: 405.232.5553

Attention: Ray Lees, Esq.

if to the Company, to:

Bronco Drilling Company, Inc.

16217 N. May Ave.

Edmond, Oklahoma 73013

Fax: (405) 848-8816

Attention: Frank Harrison

with a copy to:

Thompson & Knight LLP

333 Clay Street, Suite 3300

Houston, Texas 77002

Fax: (713) 654-8111

Attention: William T. Heller IV, Esq.

SECTION 8.03. Definitions. For purposes of this Agreement:

(a) an “Affiliate” of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person.

(b) “Antitrust Law” means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, Foreign Antitrust Laws, and all other federal, state and foreign, if any, statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

(c) a “Business Day” means any day that is not a Saturday, Sunday or other day on which banking institutions are required or authorized by law to be closed in New York, New York or Oklahoma City, Oklahoma.

(d) “Foreign Antitrust Laws” means the applicable requirements of antitrust competition or other similar Laws, rules, regulations and judicial doctrines of jurisdictions other than the United States or of investment Laws relating to foreign ownership.

(e) “Intellectual Property” means all intellectual property rights, including without limitation patents, patent applications, inventions, technology, discoveries, works-for-hire, processes, formulae and know-how, copyrights and copyrightable works (including software, databases, applications, code, systems, networks, website content, documentation and related items), copyright registrations, customer lists, marketing and customer information, licenses, technical information, software, trade secrets, trademarks, trademark registrations and applications, service marks, service mark registrations and applications, trade names, logos, domain names, corporate names, trade dress and other source indicators, and the goodwill of the business appurtenant thereto, trade secrets, customer data and other confidential or proprietary information.

(f) “Key Personnel” means any director, officer or other employee of the Company or any Subsidiary of the Company with annual base compensation in excess of $125,000.

(g) “Knowledge” means, with respect to any matter in question, the actual knowledge of (i) in the case of the Company, its corporate officers and (ii) in the case of Parent, its corporate officers.

(h) “Material Adverse Change” or “Material Adverse Effect” means any change, effect, event, occurrence, state of facts or development which individually or in the aggregate is or could reasonably be expected to be materially adverse to (1) the business, assets, condition (financial or otherwise), liabilities, capitalization or results of operations of Company and its Subsidiaries, taken as a whole or (2) the ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement by the End Date; provided that:

(i) none of the following shall be deemed, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Change or Material Adverse Effect: (A) any change or development, after the date of this Agreement, in Law or GAAP or the interpretation thereof than such change or development that does not disproportionately impact the Company or any of its Subsidiaries as compared to other participants in the industries in which the Company or any of its Subsidiaries operates in general, (B) conditions arising out of any war (whether declared or undeclared), act of terrorism or natural disaster, (C) the failure of the Company to meet projections of earnings, revenues or other financial measures (except that the underlying causes of such failure may be considered if not otherwise excluded hereby), (D) any change in the Company’s stock price or trading volume (except that the underlying causes of such change may be considered if not otherwise excluded hereby) and (E) the filing of stockholder lawsuits relating to this Agreement or the transactions contemplated by this Agreement; and

(ii) in the case of (1) above, none of the following shall be deemed, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Change or Material Adverse Effect: any change, effect, event, occurrence, state of facts or development (A) in the financial or securities markets or the economy in general, or (B) in the industries in which the Company or any of its Subsidiaries operates in general, to the extent (in the case of (A) or (B)) that such change, effect, event, occurrence, state of facts or development does not disproportionately impact the Company or any of its Subsidiaries.

(i) “Parent Material Adverse Change” or “Parent Material Adverse Effect” means any change, effect, event, occurrence, state of facts or development which individually or in the aggregate is or could reasonably be expected to be materially adverse to the ability of Parent or Merger Sub to perform its obligations under this Agreement or to consummate the transactions contemplated hereby by the End Date; provided that none of the following shall be deemed, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Parent Material Adverse Change or Parent Material Adverse Effect: any change, effect, event, occurrence, state of facts or development (A) in the financial or securities markets or the economy in general or (B) in the industries in which Parent or any of its Subsidiaries operates in general, to the extent (in the case of (A) or (B)) that such change, effect, event, occurrence, state of facts or development does not disproportionately impact Parent or any of its Subsidiaries.

(j) “Permitted Liens” means Liens for current Taxes not yet due and payable, and any Liens securing the Company’s obligations under the Credit Facility.

(k) a “person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

(l) a “Subsidiary” of any person means another person, an amount of the voting securities, other voting rights or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person.

SECTION 8.04. Interpretation. When a reference is made in this Agreement to an Article, a Section, Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to “this Agreement” shall include the Company Disclosure Schedule. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Contract, instrument or Law defined or referred to herein or in any Contract or instrument that is referred to herein means such Contract, instrument or Law as from time to time amended, modified or supplemented, including (in the case of Contracts or instruments) by waiver or consent and (in the case of Laws) by succession of comparable successor Laws and references to all attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns.

SECTION 8.05. Consents and Approvals. For any matter under this Agreement requiring the consent or approval of any party to be valid and binding on the parties hereto, such consent or approval must be in writing.

SECTION 8.06. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Copies of executed counterparts transmitted by telecopy, telefax or electronic transmission shall be considered original executed counterparts for purposes of this Section 8.06 provided that receipt of copies of such counterparts is confirmed.

SECTION 8.07. Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the Annex, the Exhibits and Schedules) and the Confidentiality Agreement and any agreements entered into contemporaneously herewith (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and the Confidentiality Agreement and (b) except (following the Effective Time) for the provisions of Section 5.04, are not intended to and do not confer upon any person other than the parties any legal or equitable rights or remedies.

SECTION 8.08. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

SECTION 8.09. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, and any assignment without such consent shall be null and void, except that Parent and Merger Sub, upon prior written notice to the Company, may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to Parent or to any direct or indirect wholly owned Subsidiary of Parent, but no such assignment shall relieve Parent or Merger Sub of any of its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

SECTION 8.10. Specific Enforcement; Consent to Jurisdiction. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in the Court of Chancery of the State of Delaware (the “Delaware Court of Chancery”), or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) irrevocably submit itself to the personal jurisdiction of the Delaware Court of Chancery (or in the event, but only in the event, that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware) in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Delaware Court of Chancery (or in the event, but only in the event, that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware). Each of the parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve in accordance with this Section 8.10, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable Law, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter of this Agreement, may not be enforced in or by such courts. Each of the parties hereby consents to service being made through the notice procedures set forth in Section 8.02 and agrees that service of any process, summons, notice or document by registered mail (return receipt requested and first-class postage prepaid) to the respective addresses set forth in Section 8.02 shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated by this Agreement.

SECTION 8.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8.11.

SECTION 8.12. Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the extent possible.

[signature page follows]

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ Domenic J. Dell’Osso, Jr.
	Name:	Domenic J. Dell’Osso, Jr.
	Title:	Executive Vice President and
Chief Financial Officer

NOMAC ACQUISITION, INC.

By:	/s/ Domenic J. Dell’Osso, Jr.
	Name:	Domenic J. Dell’Osso, Jr.
	Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Merger Agreement]

BRONCO DRILLING COMPANY, INC.

By:	/s/ D. Frank Harrison
	Name:	D. Frank Harrison
	Title:	Chairman and Chief Executive Officer

[Signature Page to Merger Agreement]

ANNEX A

CONDITIONS OF THE OFFER

Notwithstanding any other provisions of the Offer, neither Parent nor Merger Sub shall be required to accept for payment or, subject to any applicable rules and regulations of the SEC, including Rule 14e-1(c) under the Exchange Act, pay for any tendered shares of Company Common Stock, if (i) there shall not be validly tendered and not properly withdrawn prior to the Expiration Date that number of shares of Company Common Stock that represents at least a majority of the total number of outstanding shares of Company Common Stock on a fully diluted basis (which assumes conversion or exercise of all derivative securities of the Company, regardless of the conversion or exercise price or other terms and conditions thereof) on the Expiration Date (such number of shares, the “Minimum Condition”), (ii) the waiting period (and any extension thereof) applicable to the Offer under the HSR Act shall not have expired or been terminated prior to the Expiration Date, (iii) any Burdensome Condition shall have been imposed in connection with obtaining any approvals or terminations described in clause (ii), or (iv) at any time on or after the date of the Agreement and prior to the Appointment Time, any of the following events shall occur and continue to exist:

(a) Injunctions or Restraints. There shall be any temporary, preliminary or permanent Restraints in effect preventing the consummation of the Offer or the Merger or imposing a Burdensome Condition.

(b) Governmental Action. There shall be instituted or pending any Action by or before any Governmental Entity seeking to restrain or prohibit the purchase of shares of Company Common Stock pursuant to the Offer, the consummation of the Offer or the Merger or seeking to impose a Burdensome Condition.

(c) Representations and Warranties. (i) Any representation or warranty of the Company contained in Section 3.01(c) shall not be true and correct (except for any de minimis inaccuracy), (ii) any representation or warranty contained in Section 3.01(d), 3.01(g)(ii)(D) (but only with respect to current and former directors and Key Personnel), 3.01(q), 3.01(r) or 3.01(s) of the Agreement that is qualified as to materiality or by reference to Material Adverse Effect or Material Adverse Change shall not be true and correct, or any such representation or warranty of the Company that is not so qualified shall not be true and correct in all materials respects, in each case as of the date of the Agreement and as of the date of determination as though made on the date of determination (except to the extent such representation or warranty expressly relates to an earlier date, in which case as of such earlier date) or (iii) any other representation or warranty of the Company (other than the representation and warranty contained in Section 3.01(g)(i)) contained in the Agreement shall not be true and correct (without giving effect to any qualifications or limitations as to materiality or Material Adverse Effect or Material Adverse Change set forth therein) as of the date of the Agreement and as of the date of determination as though made on the date of determination (except to the extent that such representation or warranty expressly relates to a specified date, in which case as of such specified date), except, in the case of this clause (iii), where the failure of such representations and warranties to be true as of such dates, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect.

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(d) Performance of Obligations of the Company. The Company shall not have performed in all material respects all agreements, covenants and obligations required to be performed by it under the Agreement at or prior to the date of determination.

(e) Officer’s Certificate. The Company shall not have furnished Parent with a certificate dated as of the date of determination signed on its behalf by its Chief Executive Officer or Chief Financial Officer to the effect that the conditions set forth in items (c), (d) and (f) of this Annex A shall not have occurred and continue to exist.

(f) Material Adverse Effect. There shall have occurred any change, event, effect, development, state of facts or occurrence arising since December 31, 2010 that, individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect;

(g) Consents and Approvals. Other than filings pursuant to the HSR Act, any consent, approval or authorization of any Governmental Entity required of Parent, the Company or any of their Subsidiaries to consummate the Offer or the Merger shall not have been obtained or shall have been obtained subject to a Burdensome Condition, unless the failure to obtain such consent, approval or authorization has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

The foregoing conditions are for the sole benefit of Parent and Merger Sub, may be asserted by Parent or Merger Sub, regardless of the circumstances giving rise to any such conditions, and, except for the Minimum Condition, may be waived by Parent or Merger Sub in whole or in part at any time and from time to time, subject to the terms of the Agreement. The failure by Parent or Merger Sub at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and, each such right shall be deemed an ongoing right which may be asserted at any time and from time to time.

The capitalized terms used in this Annex A shall have the meanings set forth in the Agreement to which it is annexed, except that the term “Agreement” shall be deemed to refer to the agreement to which this Annex A is annexed.

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EXHIBIT A

TO THE MERGER AGREEMENT

Amended and Restated Certificate of Incorporation

of [                                        ]

FIRST: The name of the corporation (hereinafter called the “Corporation”) is [                                         ].

SECOND: The aggregate number of shares which the Corporation shall have authority to issue is [                                        ] shares of Common Stock, par value $0.01 per share.

THIRD: The street address of the Corporation’s registered office is [                                        ] and the name of its initial registered agent at that office is [                                         ].

FOURTH: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FIFTH: In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

SIXTH: To the fullest extent permitted by the General Corporation Law of the State of Delaware as it now exists and as it may hereafter be amended, no director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer.

SEVENTH: Each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter a “Covered Person”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized or permitted by applicable law, as the same exists or may hereafter be amended, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such Covered Person in connection with such proceeding, and such right to indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall indemnify a Covered Person in connection with a proceeding (or part thereof)

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initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred by this Article SEVENTH shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any such proceeding in advance of its final disposition.

The rights conferred on any Covered Person by this Article SEVENTH shall not be exclusive of any other rights which any Covered Person may have or hereafter acquire under law, this Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

Any repeal or amendment of this Article SEVENTH by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Article SEVENTH, will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

This Article SEVENTH shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than Covered Persons.

EIGHTH: Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

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EXHIBIT B

TO THE MERGER AGREEMENT

By-Laws

of [                                        ]

ARTICLE I

OFFICES

SECTION 1. REGISTERED OFFICE The registered office of [                        ] (the “Corporation”) shall be established and maintained at [                        ] and said [                        ] shall be the registered agent of the Corporation in charge thereof.

SECTION 2. OTHER OFFICES The Corporation may have other offices, either within or without the State of Delaware, at such place or places as the Board of Directors may from time to time select or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

SECTION 1. ANNUAL MEETINGS Annual meetings of stockholders for the election of directors, and for such other business as may be stated in the notice of the meeting, shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of the meeting. If the Board of Directors fails so to determine the time, date and place of meeting, the annual meeting of stockholders shall be held at the registered office of the Corporation on the first Tuesday in April. If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day. At each annual meeting, the stockholders entitled to vote shall elect a Board of Directors and they may transact such other corporate business as shall be stated in the notice of the meeting.

SECTION 2. SPECIAL MEETINGS Special meetings of the stockholders for any purpose or purposes may be called by the Chairman of the Board, the President or the Secretary, or by resolution of the Board of Directors.

SECTION 3. VOTING Each stockholder entitled to vote in accordance with the terms of the Certificate of Incorporation of the Corporation and these By-Laws may vote in person or by proxy, but no proxy shall be voted after three years from its date unless such proxy provides for a longer period. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of the State of Delaware.

A complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be open to the examination

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of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is entitled to be present.

SECTION 4. QUORUM Except as otherwise required by law, by the Certificate of Incorporation of the Corporation or by these By-Laws, the presence, in person or by proxy, of stockholders holding shares constituting a majority of the voting power of the Corporation shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote shall be present. At any such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted that might have been transacted at the meeting as originally noticed; but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof.

SECTION 5. NOTICE OF MEETINGS Written notice, stating the place, date and time of the meeting, and the general nature of the business to be considered, shall be given to each stockholder entitled to vote thereat, at his or her address as it appears on the records of the Corporation, not less than ten nor more than sixty days before the date of the meeting. No business other than that stated in the notice shall be transacted at any meeting without the unanimous consent of all the stockholders entitled to vote thereat.

SECTION 6. ACTION WITHOUT MEETING Unless otherwise provided by the Certificate of Incorporation of the Corporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III

DIRECTORS

SECTION 1. NUMBER AND TERM The business and affairs of the Corporation shall be managed under the direction of a Board of Directors which shall consist of not less than one person. The exact number of directors shall initially be two and may thereafter be fixed from time to time by the Board of Directors. Directors shall be elected at the annual meeting of stockholders and each director shall be elected to serve until his or her successor shall be elected and shall qualify. A director need not be a stockholder.

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SECTION 2. RESIGNATIONS Any director may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the Chairman of the Board, the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective.

SECTION 3. VACANCIES If the office of any director becomes vacant, the remaining directors in the office, though less than a quorum, by a majority vote, may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term and until his or her successor shall be duly chosen. If the office of any director becomes vacant and there are no remaining directors, the stockholders, by the affirmative vote of the holders of shares constituting a majority of the voting power of the Corporation, at a special meeting called for such purpose, may appoint any qualified person to fill such vacancy.

SECTION 4. REMOVAL Except as hereinafter provided, any director or directors may be removed either for or without cause at any time by the affirmative vote of the holders of a majority of the voting power entitled to vote for the election of directors, at an annual meeting or a special meeting called for the purpose, and the vacancy thus created may be filled, at such meeting, by the affirmative vote of holders of shares constituting a majority of the voting power of the Corporation.

SECTION 5. COMMITTEES The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more directors of the Corporation.

Any such committee, to the extent provided in the resolution of the Board of Directors, or in these By-Laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

SECTION 6. MEETINGS The newly elected directors may hold their first meeting for the purpose of organization and the transaction of business, if a quorum be present, immediately after the annual meeting of the stockholders; or the time and place of such meeting may be fixed by consent of all the Directors.

Regular meetings of the Board of Directors may be held without notice at such places and times as shall be determined from time to time by resolution of the Board of Directors.

Special meetings of the Board of Directors may be called by the Chairman of the Board or the President, or by the Secretary on the written request of any director, on at least one day’s notice to each director (except that notice to any director may be waived in writing by such director) and shall be held at such place or places as may be determined by the Board of Directors, or as shall be stated in the call of the meeting.

Unless otherwise restricted by the Certificate of Incorporation of the Corporation or these By-Laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in any meeting of the Board of Directors or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

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SECTION 7. QUORUM A majority of the Directors shall constitute a quorum for the transaction of business. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned. The vote of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the Certificate of Incorporation of the Corporation or these By-Laws shall require the vote of a greater number.

SECTION 8. COMPENSATION Directors shall not receive any stated salary for their services as directors or as members of committees, but by resolution of the Board of Directors a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

SECTION 9. ACTION WITHOUT MEETING Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or such committee.

ARTICLE IV

OFFICERS

SECTION 1. OFFICERS The officers of the Corporation shall be a Chairman of the Board, a President, one or more Vice Presidents, a Treasurer and a Secretary, all of whom shall be elected by the Board of Directors and shall hold office until their successors are duly elected and qualified. In addition, the Board of Directors may elect such Assistant Secretaries and Assistant Treasurers as they may deem proper. The Board of Directors may appoint such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

SECTION 2. CHAIRMAN OF THE BOARD The Chairman of the Board shall be the Chief Executive Officer of the Corporation. He or she shall preside at all meetings of the Board of Directors and shall have and perform such other duties as may be assigned to him or her by the Board of Directors. The Chairman of the Board shall have the power to execute bonds, mortgages and other contracts on behalf of the Corporation, and to cause the seal of the Corporation to be affixed to any instrument requiring it, and when so affixed the seal shall be attested to by the signature of the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer.

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SECTION 3. PRESIDENT The President shall be the Chief Operating Officer of the Corporation. He or she shall have the general powers and duties of supervision and management usually vested in the office of President of a corporation. The President shall have the power to execute bonds, mortgages and other contracts on behalf of the Corporation, and to cause the seal to be affixed to any instrument requiring it, and when so affixed the seal shall be attested to by the signature of the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer.

SECTION 4. VICE PRESIDENTS Each Vice President shall have such powers and shall perform such duties as shall be assigned to him or her by the Board of Directors.

SECTION 5. TREASURER The Treasurer shall be the Chief Financial Officer of the Corporation. He or she shall have the custody of the Corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the Corporation. He or she shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, the Chairman of the Board, or the President, taking proper vouchers for such disbursements. He or she shall render to the Chairman of the Board, the President and Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, he or she shall give the Corporation a bond for the faithful discharge of his or her duties in such amount and with such surety as the Board of Directors shall prescribe.

SECTION 6. SECRETARY The Secretary shall give, or cause to be given, notice of all meetings of stockholders and of the Board of Directors and all other notices required by law or by these By-Laws, and in case of his or her absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board or the President, or by the Board of Directors, upon whose request the meeting is called as provided in these By-Laws. He or she shall record all the proceedings of the meetings of the Board of Directors, any committees thereof and the stockholders of the Corporation in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him or her by the Board of Directors, the Chairman of the Board or the President. He or she shall have the custody of the seal of the Corporation and shall affix the same to all instruments requiring it, when authorized by the Board of Directors, the Chairman of the Board or the President, and attest to the same.

SECTION 7. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES Assistant Treasurers and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the Board of Directors.

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ARTICLE V

INDEMNIFICATION

SECTION 1. RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter a “Covered Person”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized or permitted by applicable law, as the same exists or may hereafter be amended, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such Covered Person in connection with such proceeding; provided, however, that, except as provided in Section 3 of this Article V with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board.

SECTION 2. RIGHT TO ADVANCEMENT OF EXPENSES. In addition to the right to indemnification conferred in Section 1 of this Article V, a Covered Person shall also have the right to be paid by the Corporation the expenses (including, without limitation, attorneys’ fees) incurred in defending, testifying, or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law (“DGCL”) requires, an advancement of expenses incurred by a Covered Person in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Covered Person, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such Covered Person, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such Covered Person is not entitled to be indemnified for such expenses under this Article V or otherwise.

SECTION 3. RIGHT OF INDEMNITEE TO BRING SUIT. If a claim under Section 1 of this Article V or Section 2 of this Article V is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Covered Person may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Covered Person shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Covered Person to enforce a right to indemnification hereunder (but not in a suit brought by a Covered Person to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an

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advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Covered Person has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Covered Person is proper in the circumstances because the Covered Person has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Covered Person has not met such applicable standard of conduct, shall create a presumption that the Covered Person has not met the applicable standard of conduct or, in the case of such a suit brought by the Covered Person, shall be a defense to such suit. In any suit brought by the Covered Person to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Covered Person is not entitled to be indemnified, or to such advancement of expenses, under this Article V or otherwise shall be on the Corporation.

SECTION 4. NON-EXCLUSIVITY OF RIGHTS. The rights provided to Covered Persons pursuant to this Article V shall not be exclusive of any other right which any Covered Person may have or hereafter acquire under applicable law, the Certificate of Incorporation, these By-laws, an agreement, a vote of stockholders or disinterested directors, or otherwise.

SECTION 5. INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

SECTION 6. INDEMNIFICATION OF OTHER PERSONS. This Article V shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Covered Persons. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article V with respect to the indemnification and advancement of expenses of Covered Persons under this Article V.

SECTION 7. AMENDMENTS. Any repeal or amendment of this Article V by the Board of Directors or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these By-laws inconsistent with this Article V, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Covered Persons on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

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SECTION 8. CERTAIN DEFINITIONS. For purposes of this Article V, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation” for purposes of Section 145 of the DGCL.

SECTION 9. CONTRACT RIGHTS. The rights provided to Covered Persons pursuant to this Article V shall be contract rights and such rights shall continue as to a Covered Person who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Covered Person’s heirs, executors and administrators.

SECTION 10. SEVERABILITY. If any provision or provisions of this Article V shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article V shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article V (including, without limitation, each such portion of this Article V containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE VI

MISCELLANEOUS

SECTION 1. CERTIFICATES OF STOCK A certificate of stock shall be issued to each stockholder certifying the number of shares owned by such stockholder in the Corporation. Certificates of stock of the Corporation shall be of such form and device as the Board of Directors may from time to time determine.

SECTION 2. LOST CERTIFICATES A new certificate of stock may be issued in the place of any certificate theretofore issued by the Corporation, alleged to have been lost or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or such owner’s legal representatives, to give the Corporation a bond, in such sum as they may direct, not exceeding double the value of the stock, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of any such certificate, or the issuance of any such new certificate.

SECTION 3. TRANSFER OF SHARES The shares of stock of the Corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered

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to the Corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other person as the Board of Directors may designate, by whom they shall be cancelled, and new certificates shall thereupon be issued. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

SECTION 4. STOCKHOLDERS RECORD DATE In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

SECTION 5. DIVIDENDS Subject to the provisions of the Certificate of Incorporation of the Corporation, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends upon stock of the Corporation as and when they deem appropriate. Before declaring any dividend there may be set apart out of any funds of the Corporation available for dividends, such sum or sums as the Board of Directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the Board of Directors shall deem conducive to the interests of the Corporation.

SECTION 6. SEAL The corporate seal of the Corporation shall be in such form as shall be determined by resolution of the Board of Directors. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise imprinted upon the subject document or paper.

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SECTION 7. FISCAL YEAR The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

SECTION 8. CHECKS All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, or agent or agents, of the Corporation, and in such manner as shall be determined from time to time by resolution of the Board of Directors.

SECTION 9. NOTICE AND WAIVER OF NOTICE Whenever any notice is required to be given under these By-Laws, personal notice is not required unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage prepaid, addressed to the person entitled thereto at his or her address as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such mailing. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by law. Whenever any notice is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation of the Corporation or of these By-Laws, a waiver thereof, in writing and signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice.

ARTICLE VII

AMENDMENTS

These By-Laws may be altered, amended or repealed at any annual meeting of the stockholders (or at any special meeting thereof if notice of such proposed alteration, amendment or repeal to be considered is contained in the notice of such special meeting) by the affirmative vote of the holders of shares constituting a majority of the voting power of the Corporation. Except as otherwise provided in the Certificate of Incorporation of the Corporation, the Board of Directors may by majority vote of those present at any meeting at which a quorum is present alter, amend or repeal these By-Laws, or enact such other By-Laws as in their judgment may be advisable for the regulation and conduct of the affairs of the Corporation.

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AMENDMENT NO. 1

TO THE

AGREEMENT AND PLAN OF MERGER

This AMENDMENT NO. 1 (this “Amendment”), dated as of May 17, 2011, to the Agreement and Plan of Merger, dated as of April 14, 2011 (the “Merger Agreement”), by and among by and among Chesapeake Energy Corporation, an Oklahoma corporation (“Parent”), Nomac Acquisition, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”) and Bronco Drilling Company, Inc., a Delaware corporation (the “Company”).

WHEREAS, in connection with that certain memorandum of understanding entered into on May 17, 2011 by the parties to the putative consolidated class action, captioned In Re: Bronco Drilling Company, Inc. Shareholder Litigation (Consolidated C.A. No. 6398-VCP), filed in the Court of Chancery of the State of Delaware, among other things, (i) Parent, Merger Sub and the Company have agreed to amend the Merger Agreement to shorten from twelve (12) months to nine (9) months the period during which, if the Company enters into a definitive Contract to consummate, or consummates any transaction contemplated by any Takeover Proposal, Bronco must pay Chesapeake the Termination Fee; and (ii) Parent and Purchaser have agreed to extend the Expiration Date from 12:00 midnight New York City time at the end of Monday, May 23, 2011 to 12:00 midnight New York City time at the end of Tuesday, May 31, 2011.

WHEREAS, Section 7.03 of the Merger Agreement provides for the amendment of the Merger Agreement in accordance with the terms set forth therein; and

WHEREAS, the Company desires to grant a consent to the extension of the Expiration Date and the parties hereto desire to amend the Merger Agreement, in each case, as set forth herein.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and subject to the conditions set forth herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions; References. Unless otherwise specifically defined herein, each term used herein, including the recitals hereto, shall have the meaning assigned to such term in the Merger Agreement as amended by this Amendment. Each reference in the Merger Agreement to “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement” shall, from and after the date hereof, refer to the Merger Agreement as amended by this Amendment except that references to “the date hereof” and to “the date of this Agreement” shall remain references to the date of the original Merger Agreement.

ARTICLE II

CONSENT PURSUANT TO, AND AMENDMENTS TO, THE MERGER AGREEMENT

Section 2.1 Consent Pursuant to, and Amendments to, the Merger Agreement.

(a)	Pursuant to Section 1.01(c) of the Merger Agreement, the Company hereby consents to the extension by Purchaser of the Expiration Date to May 31, 2011.

(b)	Clause (iii)(C) of Section 5.05(b) of the Merger Agreement is hereby amended and restated as follows:

(C)	within 9 months after such termination, the Company enters into a definitive Contract to consummate, or consummates, the transactions contemplated by any Takeover Proposal (regardless of whether such Takeover Proposal is made before or after termination of this Agreement)

ARTICLE III

MISCELLANEOUS

Section 3.1 No Further Amendment. Except as expressly amended hereby, the Merger Agreement is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Merger Agreement or any of the documents referred to therein.

Section 3.2 Effect of Amendment. This Amendment shall form a part of the Merger Agreement for all purposes, and each party thereto and hereto shall be bound hereby. From and after the execution of this Amendment by the parties hereto, any reference to the Merger Agreement shall be deemed a reference to the Merger Agreement as amended hereby.

Section 3.3 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

Section 3.4 Miscellaneous. Sections 8.02 [Notices], 8.04 [Interpretation], 8.05 [Consents and Approvals], 8.06 [Counterparts], 8.07 [Entire Agreement; No Third-Party Beneficiaries], 8.09 [Assignment], 8.10 [Specific Enforcement; Consent to Jurisdiction], 8.11 [Waiver of Jury Trial] and 8.12 [Severability] of the Merger Agreement shall apply to this Amendment mutatis mutandis.

[signature page follows]

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ Domenic J. Dell’Osso, Jr.
Name:	Domenic J. Dell’Osso, Jr.
Title:	Executive Vice President and Chief Financial Officer

NOMAC ACQUISITION, INC.

By:	/s/ Domenic J. Dell’Osso, Jr.
Name:	Domenic J. Dell’Osso, Jr.
Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER]

BRONCO DRILLING COMPANY, INC.

By:	/s/ D. Frank Harrison
Name:	D. Frank Harrison
Title:	Chairman and Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER]

Appendix B

April 14, 2011

The Board of Directors

Bronco Drilling Company

16217 N. May Avenue

Edmond, Oklahoma 73013

Members of the Board of Directors:

You have asked Johnson Rice & Company L.L.C. (“we,” “our” or “us”) to advise you with respect to the fairness, from a financial point of view, to the stockholders of Bronco Drilling Company, Inc. (“Bronco”) of the Consideration (as defined below) to be received by such stockholders pursuant to a proposed Agreement and Plan of Merger (the “Merger Agreement”), among Chesapeake Energy Corporation (“Parent”), Nomac Acquisition Sub, Inc., a direct wholly-owned subsidiary of Parent (“Merger Sub”), and Bronco.

Pursuant to the Merger Agreement, Parent will cause Merger Sub to commence a cash tender offer (the “Offer”) to acquire a majority of the outstanding shares of common stock (on a fully diluted basis), par value $0.01 per share, of Bronco (the “Bronco Common Stock”) at a price of $11.00 per share in cash (the “Consideration”). The Offer will be followed by a merger of Merger Sub with and into Bronco (the “Merger” and, together with the Offer, the “Transaction”) in which the shares of Bronco Common Stock not tendered into the Offer will be converted into the right to receive the Consideration (other than Dissenting Shares (as defined in the Merger Agreement) and shares of Bronco Common Stock owned by Bronco, Parent and their respective subsidiaries).

In arriving at our opinion, we have, among other things:

•	reviewed and analyzed the draft Merger Agreement dated as of April 14, 2011;

•

reviewed and analyzed the draft Tender Support Agreements dated as of April 14, 2011 to be entered into by certain stockholders of Bronco holding in the aggregate approximately 32% of the outstanding shares of Bronco Common Stock;

•

reviewed and analyzed the financial statements and other publicly available information concerning Bronco, including Bronco’s Annual Reports on Form 10-K for each of the years in the three-year period ended December 31, 2010; Bronco’s Quarterly Reports on Form 10-Q for each of quarters in the three-year period ended September 30, 2010; Bronco’s Current Reports on Form 8-K filed over the preceding two years; Bronco’s definitive Proxy Statement on Schedule 14A filed on November 4, 2010; and Bronco’s Form S-3 filed on May 22, 2007;

•	reviewed and analyzed Bronco’s preliminary financial and operating results and preliminary financial statements with respect to the quarter ended March 31, 2011 prepared by management of Bronco;

•

reviewed and analyzed certain other internal information, primarily financial in nature, which was provided to us by Bronco, relating to Bronco, including internal financial forecasts prepared by management of Bronco;

•	reviewed and analyzed certain publicly available information concerning the trading of, and the trading market for, the shares of Bronco Common Stock;

•

reviewed and analyzed certain publicly available information with respect to certain other companies that we believed to be comparable to Bronco and the trading markets for certain of such companies’ securities;

•

reviewed and analyzed certain publicly available information concerning the estimates of the future operating and financial performance of Bronco and the comparable companies prepared by industry experts unaffiliated with Bronco;

•	reviewed and analyzed certain publicly available information concerning the nature and terms of certain other transactions considered relevant to our analysis;

•	met with certain officers and employees of Bronco to discuss the foregoing and other matters that we believed relevant to its analysis; and

•	considered such other information, financial studies, analyses and investigations, and financial, economic and market criteria that we deemed relevant.

In addition, we have also met with certain officers and employees of Bronco to discuss the foregoing, as well as other matters believed relevant to our analysis and have considered such other information, financial studies, analyses and investigations, and financial, economic and market criteria which we deemed relevant. In connection with our review, we have not independently verified (nor have we assumed responsibility or liability for independently verifying) any of the foregoing information and have relied on it being complete and accurate in all material respects. With respect to the financial forecasts for Bronco, Bronco’s management has advised us, and we have assumed, that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of Bronco’s management as to the future financial performance of Bronco. We have assumed that the final/execution versions of the Merger Agreement and the related Transaction documents will be substantially the same as the drafts of such documents that we have reviewed and that the Transaction will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions. We have also assumed that the representations and warranties made by Bronco and Parent in the Merger Agreement and the related Transaction documents are and will be true and correct in all respects material to our analysis. We have assumed that in connection with the receipt of all necessary governmental, regulatory or other approvals and consents required for the Merger Agreement, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the receipt of the Consideration by the stockholders of Bronco. We are not legal, tax or regulatory advisors and have relied upon, without independent verification, the assessment of Bronco and its legal, tax and regulatory advisors with respect to such matters. We have not performed any tax analysis, nor have we been furnished with any such analysis. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of Bronco or Parent under any state or federal laws relating to bankruptcy, insolvency or similar matters.

In conducting our analysis and arriving at our opinion as expressed herein, we have considered such financial and other factors as we deemed appropriate under the circumstances including, among others, the following: (i) the historical and current financial position and results of operations of Bronco; (ii) the business prospects of Bronco; (iii) the historical and current market for Bronco Common Stock and for the equity securities of certain other companies believed to be comparable to Bronco; and (iv) the nature and terms of certain other acquisition transactions that we believe to be relevant, including premiums paid, if any, in such other acquisition transactions. We have also taken into account our assessment of general economic, market and financial conditions and our experience in connection with similar transactions and securities’ valuation generally. Our opinion necessarily is based upon conditions as they exist and can be evaluated on, and only on the information made available at, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.

We are an internationally recognized investment banking firm that specializes in the energy industry. We are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, initial public offerings, secondary distributions of listed and unlisted securities and private placements.

We have acted as financial advisor to Bronco in connection with the Transaction and will receive a fee for our services, a portion of which is contingent upon the acquisition by Merger Sub of a majority of the outstanding Bronco Common Stock pursuant to the Offer. We will also receive a fee for rendering this opinion. We will also be reimbursed for expenses incurred. Bronco has agreed to indemnify us for certain liabilities that may arise out of our engagement. In the past, we have provided investment banking and financial advisory services to Bronco for which we received customary compensation. Specifically, within the past two years, we have acted as an advisor to

Bronco to assess strategic alternatives which resulted in the replacement of Bronco’s revolving credit facility and entrance into Bronco’s joint venture in Mexico. Our compensation for all of the services we provided to Bronco within the past two years was approximately $1.0 million. In the past, we have provided investment banking and financial advisory services to Parent for which we received customary compensation; however, within the past two years, we have not received any compensation from Parent. We may in the future provide financial advice and services, to Bronco, Parent and their respective affiliates for which we would expect to receive, compensation.

In the ordinary course of our business, we actively trade debt and equity securities for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in securities of Bronco and Parent.

It is understood that this opinion is for the information of Bronco’s Board of Directors (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. Our opinion does not address Bronco’s underlying business decision to pursue the Transaction or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might exist for Bronco. Our opinion does not constitute a recommendation as to whether any holder of shares of Bronco Common Stock should tender such shares pursuant to the Offer or how any holder of shares of Bronco Common Stock should vote on the Merger or any matter related thereto. In addition, you have not asked us to address, and this opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of Bronco, other than the holders of shares of Bronco Common Stock (other than with respect to Dissenting Shares and shares of Bronco Common Stock owned by Bronco, Parent and their respective subsidiaries). We express no opinion as to the price at which shares of Bronco Common Stock will trade at any time. Furthermore, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable or to be received by any of Bronco’s officers, directors or employees, or any class of such persons, in connection with the Transaction relative to the Consideration to be received by holders of shares of Bronco Common Stock. This opinion has been authorized by the Fairness Committee of Johnson Rice & Company L.L.C. Except as otherwise expressly provided in our engagement letter with Bronco, our opinion may not be used or referred to by Bronco, or quoted or disclosed to any person in any manner, without our prior written consent.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that, as of the date hereof, the Consideration to be received by the holders of shares of Bronco Common Stock as set forth in the Merger Agreement is fair, from a financial point of view, to such holders (other than with respect to Dissenting Shares and shares of Bronco Common Stock owned by Bronco, Parent and their respective subsidiaries).

Very truly yours,

/s/ Johnson Rice & Company L.L.C.

Johnson Rice & Company L.L.C.

Appendix C

SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW RIGHTS OF APPRAISAL

Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation.

Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Proxy — Bronco Drilling Company, Inc.

You are cordially invited to attend the Special Meeting of Stockholders

To be held on [—], 2011, at

[—] a.m. Central Time, at

16217 N. May Avenue, Edmond, Oklahoma 73013.

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

Proxy — Broncho Drilling Company, Inc.

Proxy Solicited on Behalf of the Board of Directors for the Special Meeting of Stockholders

The undersigned hereby appoints Matthew S. Porter and David C. Treadwell as Proxies, each with power to act alone and with full power of substitution, to vote all of the shares that the undersigned is entitled to vote at the Special Meeting of Stockholders of Bronco Drilling Company, Inc. to be held on [—], 2011, at [—] a.m. Central Time and any postponements or adjournments thereof, with all the powers that the undersigned would possess if personally present.

The undersigned acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO ADOPT THE AGREEMENT AND PLAN OF MERGER, DATED AS OF APRIL 14, 2011, AS IT MAY BE AMENDED FROM TIME TO TIME, BY AND AMONG BRONCO DRILLING COMPANY, INC., CHESAPEAKE ENERGY CORPORATION AND NOMAC ACQUISITION, INC., AND FOR THE PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION THAT MAY BE PAYABLE TO THE BRONCO NAMED EXECUTIVE OFFICERS IN CONNECTION WITH THE MERGER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

BRONCO DRILLING COMPANY, INC. SPECIAL MEETING PROXY CARD		YOUR VOTE IS VERY IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK
INTERNET		TELEPHONE		MAIL
[ • ]		[ • ]
• Go to the website address listed above. • Have your proxy card ready. • Follow the simple instructions that appear on your computer screen.	OR	• Use any touch-tone telephone. • Have your proxy card ready. • Follow the simple recorded instructions.	OR	• Mark, sign and date your proxy card. • Detach your proxy card. • Return your proxy card in the postage-paid envelope provided.

The Internet and telephone voting facilities will close at [ • ] on [ • ], 2011

[ • ]

CALL TOLL-FREE TO VOTE

THERE IS NO CHARE FOR THIS CALL

WITHIN THE UNITED STATES AND CANADA ONLY

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Special Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

		For	Against	Abstain			For	Against	Abstain

1.	Proposal to adopt the Agreement and Plan of Merger, dated as of April 14, 2011, as it may be amended from time to time, by and among Bronco Drilling Company, Inc., Chesapeake Energy Corporation, and Nomac Acquisition, Inc., an indirect wholly owned subsidiary of Chesapeake Energy Corporation, pursuant to which Nomac Acquisition, Inc. will merge with and into Bronco, with Bronco surviving as an indirect wholly owned subsidiary of Chesapeake.	☐	☐	☐	2.	Proposal to approve, on an advisory basis, the compensation that may be payable to the Bronco Drilling Company, Inc. named executive officers in connection with the Agreement and Plan of Merger, dated as of April 14, 2011, as it may be amended from time to time, by and among Bronco Drilling Company, Inc. Chesapeak Energy Corporation and Nomac Acquisition, Inc.	☐	☐	☐

3.	In their discretion, the Proxies are authorized to consider and act upon any other matter which may properly come before the meeting or any postponement or adjournment thereof.

B	Non-Voting Items

Change of Address — Please print new address below

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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